UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21656

Name of Fund:	BlackRock Energy and Resources Trust (BGR)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Energy and Resources Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2021

Date of reporting period: 12/31/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2021

2021 Annual Report

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Enhanced Global Dividend Trust (BOE)

BlackRock Enhanced International Dividend Trust (BGY)

BlackRock Health Sciences Trust (BME)

BlackRock Health Sciences Trust II (BMEZ)

BlackRock Innovation and Growth Trust (BIGZ)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Science and Technology Trust (BST)

BlackRock Science and Technology Trust II (BSTZ)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Enhanced Global Dividend Trust’s (BOE), BlackRock Enhanced International Dividend Trust’s (BGY), BlackRock Health Sciences Trust’s (BME), BlackRock Health Sciences Trust II’s (BMEZ), BlackRock Innovation and Growth Trust’s (BIGZ), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Trust’s (BST), BlackRock Science and Technology Trust II’s (BSTZ) and BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (collectively, the “Trusts”, or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2021

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share

BGR	$0.281567	$—	$—	$0.168433		$0.450000	63%	—%	—%	37%	100%
CII	0.050072	—	1.052428	—		1.102500	5	—	95	—	100
BDJ	0.285498	—	0.583322	—		0.868820	33	—	67	—	100
BOE	0.195369	—	0.438656	0.121975		0.756000	26	—	58	16	100
BGY	0.138751	—	0.122547	0.144302		0.405600	34	—	30	36	100
BME	0.013460	—	2.425540	—		2.439000	1	—	99	—	100
BMEZ	—	1.436427	0.275703	—		1.712130	—	84	16	—	100
BIGZ	—	—	—	0.700000		0.700000	—	—	—	100	100
BCX	0.290645	—	—	0.189355		0.480000	61	—	—	39	100
BST	—	—	4.264440	—		4.264440	—	—	100	—	100
BSTZ	—	—	3.082680	—		3.082680	—	—	100	—	100
BUI	0.224593	—	0.515860	0.711547		1.452000	15	—	36	49	100

(a)

Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share

BGR	$0.0375
CII	0.0995
BDJ	0.0500
BOE	0.0630
BGY	0.0338
BME	0.2130
BMEZ	0.1450
BIGZ	0.1000
BCX	0.0400
BST	0.2500
BSTZ	0.1920
BUI	0.1210

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

2	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BME, BST and BUI’s prospectuses for a more complete description of each Trust’s risks.

S U P P L E M E N T A L I N F O R M A T I O N	3

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2021 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of an additional fiscal stimulus package and infrastructure bill further boosted stocks. In the United States, both large- and small-capitalization stocks posted a strong advance, and many equity indices neared or surpassed all-time highs late in the reporting period. International equities from developed markets also gained, although emerging market stocks declined, pressured by a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined.

The Fed maintained accommodative monetary policy during the reporting period by maintaining near-zero interest rates and by asserting that inflation could exceed its 2% target for a sustained period without triggering a rate increase. However, the Fed’s tone shifted late in the year, as it reduced its bond-buying program and used its market guidance to raise the prospect of higher rates in 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	11.67%	28.71%

U.S. small cap equities (Russell 2000® Index)	(2.31)	14.82

International equities (MSCI Europe, Australasia, Far East Index)	2.24	11.26

Emerging market equities (MSCI Emerging Markets Index)	(9.30)	(2.54)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.44	(3.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.06	(1.54)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.52	1.77

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.59	5.26

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

5

Option Over-Writing Strategy

Overview

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.

Each Trust primarily writes single stock covered call options and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Option Over-Writing Strategy Illustration

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021	BlackRock Energy and Resources Trust (BGR)

Investment Objective

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($9.48)(a)	4.75%
Current Monthly Distribution per Common Share(b)	$0.0375
Current Annualized Distribution per Common Share(b)	$0.4500

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low

Closing Market Price	$9.48	$7.10	33.52%	$10.33	$7.08
Net Asset Value	10.77	8.17	31.82	11.25	8.17

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

An index that is designed to capture the large- and mid-cap segments across developed markets countries. All securities in the index are classified in the energy sector as per the Global Industry Classification Standard.

T R U S T S U M M A R Y	7

Trust Summary as of December 31, 2021 (continued)	BlackRock Energy and Resources Trust (BGR)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	38.36%	(1.27)%	(0.47)%
Trust at Market Price(a)(b)	40.14	(1.36)	(0.87)

MSCI World Energy Call Overwrite Index(c)	37.39	N/A	N/A
MSCI World Energy Index	40.09	(1.12)	(0.18)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An index that incorporates an option overlay component on the MSCI World Energy Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Energy stocks performed very well in 2021, as the revival in economic growth boosted demand for crude oil and led to rising earnings for companies across the sector. Although the largest energy companies logged remarkable gains, small- to mid-sized exploration & production (“E&P”) companies generally performed even better due to their higher sensitivity to oil and natural gas prices.

The Trust’s holding in the refining & marketing sub-sector made the largest contribution to absolute returns, followed by the E&P sub-sector.

ConocoPhillips, Chevron Corp. and Royal Dutch Shell PLC were the leading individual contributors to performance, as rising oil prices were a tailwind for large, integrated energy companies.

An out-of-benchmark position in the Brazilian state-owned integrated oil producer Petroleo Brasileiro SA (Petrobras) was the largest detractor. The stock declined following an unexpected change in the company’s chief executive officer, which the market saw as the first step in deeper government influence in its longer-term strategy. Positions in Santos Ltd. and Schlumberger Ltd. detracted, as well.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance for the 12-month period.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

The investment adviser increased the Trust’s weighting in companies positioned for the current environment of supply-and-demand tightness, particularly those with above-average exposure to natural gas. The investment adviser further increased the Trust’s weighting in Canada, and it rotated its holdings in Europe.

Describe portfolio positioning at period end.

The integrated energy sub-sector represented the Trust’s largest allocation, followed by the E&P, distribution, refining & marketing and oil services industries, respectively.

The investment adviser maintained a bias toward higher-quality oil producers it believes should gain the largest benefit from continued strength in oil and natural gas prices. The Trust tilted away from the oil services sub-sector, where many companies could continue to face headwinds from industry overcapacity.

As of December 31, 2021, the Trust had in place an option overwriting program whereby 35% of the underlying equities were overwritten with call options. These call options were typically written at levels above the prevailing market prices (estimated to be 3.9% out of the money) with an average time until expiration of 55 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Energy and Resources Trust (BGR)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Chevron Corp.	14%
Royal Dutch Shell PLC, Class B, ADR	11
TotalEnergies SE	8
ConocoPhillips	7
Exxon Mobil Corp.	6
Canadian Natural Resources Ltd.	4
Suncor Energy Inc.	4
Marathon Petroleum Corp.	4
TC Energy Corp.	4
Pioneer Natural Resources Co.	3

INDUSTRY ALLOCATION

Industry(a)(b)	12/31/21	12/31/20

Oil, Gas & Consumable Fuels	97%	96%
Metals & Mining	1	—
Food Products	1	—
Energy Equipment & Services	1	4

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

T R U S T S U M M A R Y	9

Trust Summary as of December 31, 2021	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Investment Objective

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($22.12)(a)	5.40%
Current Monthly Distribution per Common Share(b)	$0.0995
Current Annualized Distribution per Common Share(b)	$1.1940

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low

Closing Market Price	$22.12	$17.40	27.13%	$22.18	$17.20
Net Asset Value	22.10	19.12	15.59	22.18	18.93

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	21.97%	14.87%	12.88%
Trust at Market Price(a)(b)	34.15	17.10	14.30

MSCI USA Call Overwrite Index(c)	23.51	N/A	N/A
Russell 1000® Index	26.45	18.43	16.54

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An index that incorporates an option overlay component on the MSCI USA Index with a 55% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The largest contribution to the Trust’s relative performance came from investment decisions in the communication services sector. Most notably, stock selection and an overweight allocation to the interactive media & services industry boosted relative returns, as did an underweight allocation to diversified telecommunication services and entertainment companies. Elsewhere, stock selection in the industrials sector proved beneficial, specifically within the professional services industry. In energy, overweight exposure to the oil, gas & consumable fuels industry added to performance. Lastly, investment decisions within financials were solid contributors.

Conversely, investment decisions in the consumer discretionary sector detracted the most from the Trust’s relative returns. Notably, stock selection and an overweight allocation to the internet & direct marketing retail industry proved detrimental, as did stock selection among specialty retail and hotels, restaurants & leisure companies. Within information technology (“IT”), stock selection detracted from performance, particularly in the IT services and semiconductors & semiconductor equipment industries. Other detractors included stock selection in the consumer staples and materials sectors.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance for the 12-month period.

The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy. The distribution policy did not result in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

During the period, a combination of portfolio trading activity and market price changes resulted in the Trust adding exposure to the consumer discretionary, materials, and health care sectors. The Trust reduced exposure to consumer staples, financials and energy.

Describe portfolio positioning at period end.

At period end, the Trust’s largest absolute allocations were in the IT, consumer discretionary, and communication services sectors. Relative to the benchmark, the Trust’s most significant overweight exposures were in the communication services, consumer discretionary, and financials sectors. The Trust maintained its most significant relative underweight sector exposures to consumer staples, utilities and health care.

As of December 31, 2021, the Trust had an options overwriting program in place whereby 46% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 3.6% out of the money) with an average time until expiration of 53 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	11

Trust Summary as of December 31, 2021 (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Microsoft Corp.	7%
Alphabet, Inc.	6
Amazon.com, Inc.	5
Apple, Inc.	5
UnitedHealth Group, Inc.	3
Meta Platforms, Inc.	3
Corteva, Inc.	3
Visa, Inc.	3
Berkshire Hathaway, Inc.	3
Comcast Corp.	2

SECTOR ALLOCATION

Sector(a)(b)	12/31/21	12/31/20

Information Technology	28%	29%
Consumer Discretionary	14	14
Communication Services	14	14
Financials	12	12
Health Care	12	11
Industrials	7	8
Materials	5	3
Energy	4	3
Consumer Staples	2	5
Real Estate	2	1

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ)

Investment Objective

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($10.08)(a)	5.95%
Current Monthly Distribution per Common Share(b)	$0.0500
Current Annualized Distribution per Common Share(b)	$0.6000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low

Closing Market Price	$10.08	$8.47	19.01%	$10.67	$8.29
Net Asset Value	10.23	9.35	9.41	10.75	9.17

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

T R U S T S U M M A R Y	13

Trust Summary as of December 31, 2021 (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	19.33%	9.99%	10.26%
Trust at Market Price(a)(b)	29.80	12.40	11.58

MSCI USA Value Call Overwrite Index(c)	27.03	N/A	N/A
Russell 1000® Value Index	25.16	11.16	12.97

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An index that incorporates an option overlay component on the MSCI USA Value Index with a 55% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Stock selection and allocation decisions in the financial sector made the largest contribution to the Trust’s relative performance. Notably, investment decisions in the capital markets and insurance industries proved beneficial, and allocation decisions in the consumer finance and diversified financial services industries also boosted relative results. In energy, overweight exposure to the oil, gas & consumable fuels industry added to performance. Other modest contributors included an underweight allocation to utilities and stock selection in the materials sector.

Conversely, the largest detractor from relative returns was stock selection in the health care sector. Selection decisions in the health care equipment & supplies and pharmaceuticals industries detracted the most, while the Trust’s lack of exposure to the life sciences tools & services industry also weighed on relative return. Elsewhere, in the consumer discretionary sector, stock selection detracted from performance, specifically in the specialty retail industry. Other detractors during the period included stock selection in the information technology (“IT”) sector and the Trust’s lack of exposure to the real estate sector.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance for the 12-month period.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy did not result in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

During the period, a combination of portfolio trading activity and market price changes resulted in the Trust adding exposure to the health care, consumer discretionary, and communication services sectors. The Trust reduced exposure to financials, consumer staples and energy.

Describe portfolio positioning at period end.

At period end, the Trust’s largest absolute allocations were to the financials, health care and IT sectors. Relative to the benchmark, the Trust’s most significant overweight exposures were to the financials, energy, and health care sectors. The Trust maintained its most significant relative underweight sector exposures to real estate, industrials and consumer staples.

As of December 31, 2021, the Trust had an options overwriting program in place whereby 51% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 3.5% out of the money) with an average time until expiration of 55 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Wells Fargo & Co.	4%
Anthem, Inc.	3
American International Group, Inc.	3
Cisco Systems, Inc.	3
Citigroup, Inc.	3
Bank of America Corp.	3
Sanofi	2
AstraZeneca PLC	2
Unilever PLC	2
Medtronic PLC	2

SECTOR ALLOCATION

Sector(a)(b)	12/31/21	12/31/20

Financials	26%	28%
Health Care	21	18
Information Technology	12	13
Industrials	8	7
Consumer Discretionary	7	5
Energy	7	7
Communication Services	6	7
Consumer Staples	6	9
Utilities	4	4
Materials	3	2

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

T R U S T S U M M A R Y	15

Trust Summary as of December 31, 2021	BlackRock Enhanced Global Dividend Trust (BOE)

Investment Objective

BlackRock Enhanced Global Dividend Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and by employing a strategy of writing (selling) call and put options. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($12.18)(a)	6.21%
Current Monthly Distribution per Common Share(b)	$0.0630
Current Annualized Distribution per Common Share(b)	$0.7560

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low

Closing Market Price	$12.18	$10.91	11.64%	$12.79	$10.75
Net Asset Value	13.40	12.28	9.12	13.49	12.02

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Enhanced Global Dividend Trust (BOE)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	16.21%	9.64%	8.38%
Trust at Market Price(a)(b)	18.89	10.74	8.87

MSCI ACWI Call Overwrite Index(c)	18.18	N/A	N/A
MSCI ACWI	18.54	14.40	11.85

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An index that incorporates an option overlay component on the MSCI ACWI Index with a 45% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Stock selection within the consumer discretionary sector was the largest contributor to the Trust’s relative performance, particularly within the internet & direct marketing retail industry. Stock selection within the industrials and financials sectors also contributed. At the individual stock level, financial software company Intuit, Inc. was a top contributor, as the company reported strong financial results for the year. Danish pharmaceutical company Novo Nordisk A/S also contributed to performance. The company demonstrated significant growth in the GLP-1 drug market as well as in the more novel obesity drug market. In particular, Novo Nordisk’s new obesity drug Wegovy came to market in June 2021, with strong potential to help the company tap into this new market opportunity and to bring upgraded expectations for Novo Nordisk’s long-term growth. Plumbing and heating company Ferguson PLC also contributed, delivering strong performance over the year and demonstrating its ability to more than pass on price increases to its customers, protecting its margins in the prevailing inflationary environment.

The largest detractor from relative returns came from the Trust’s overweight positioning and stock selection in the consumer staples sector, most notably within the food products industry. Other detractors included stock selection in information technology (“IT”) and underweight positioning in energy. At the individual security level, China Feihe Ltd. was the top detractor from returns. The infant milk formula producer has been directly impacted by the pandemic through its having caused a material decline in the birth rate in China. Concerns that “greater prosperity” initiatives may focus on reducing the cost of having children have led to worries that the high cost of premium infant milk formula in comparison to developed markets might lead to regulation. More recently, the Chinese authorities announced a number of measures to promote breastfeeding, including further restrictions on advertising early-stage infant milk formula products. The Trust exited its position in China Feihe, seeing the possibility of regulatory intervention as a persistent headwind to the shares, with no obvious catalyst to bring a rebound. Elsewhere, Fidelity National Information Services, Inc. detracted from performance due to pressure in the payments space. Reckitt Benckiser Group PLC was also a significant detractor, as consumer staples stocks lagged generally. Investors also remained cautious of future sales of Reckitt’s health and nutrition divisions, which have repeatedly delivered falling results.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance for the 12-month period.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy did not result in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

During the period, the Trust added exposure to the financial sector, most notably within the insurance industry. Exposure to the consumer discretionary and IT sectors also increased. Conversely, the Trust reduced exposure to industrials, consumer staples, and health care.

Describe portfolio positioning at period end.

At period end, the Trust’s largest sector exposures were in IT and health care, driven by holdings in the IT services and pharmaceuticals industries respectively. The Trust had no exposure to the materials sector. Regionally, the majority of the portfolio was listed in the United States or Europe, with significant exposure in the United Kingdom.

As of December 31, 2021, the Trust had an options overwriting program in place whereby approximately 42% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 2.9% out of the money) with an average time until expiration of 54 days.

T R U S T S U M M A R Y	17

Trust Summary as of December 31, 2021 (continued)	BlackRock Enhanced Global Dividend Trust (BOE)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Microsoft Corp.	4%
AbbVie, Inc.	3
UnitedHealth Group, Inc.	3
Sanofi	3
Relx PLC	3
Novo Nordisk A/S	3
Intercontinental Exchange, Inc.	3
Diageo PLC	3
Medtronic PLC	3
Taiwan Semiconductor Manufacturing Co. Ltd.	3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	12/31/21	12/31/20

United States	49%	56%
United Kingdom	20	18
France	10	4
Taiwan	4	2
Denmark	3	1
Ireland	3	1
Canada	2	3
Portugal	2	—
Singapore	1	3
China	1	—
Mexico	1	—
Japan	1	—
Indonesia	1	—
Switzerland	1	4
Spain	1	2
India	—	—(b)
Germany	—	1
Australia	—	2
Netherlands	—	2
Finland	—	1

(a)	Excludes short-term securities and options written.
(b)	Rounds to less than 1% of total investments.

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021	BlackRock Enhanced International Dividend Trust (BGY)

Investment Objective

BlackRock Enhanced International Dividend Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal circumstances, at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($6.28)(a)	6.46%
Current Monthly Distribution per Common Share(b)	$0.0338
Current Annualized Distribution per Common Share(b)	$0.4056

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low

Closing Market Price	$6.28	$5.87	6.98%	$6.68	$5.80
Net Asset Value	6.81	6.49	4.93	7.02	6.36

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and certain emerging markets countries.

T R U S T S U M M A R Y	19

Trust Summary as of December 31, 2021 (continued)	BlackRock Enhanced International Dividend Trust (BGY)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	11.92%	9.27%	6.59%
Trust at Market Price(a)(b)	14.11	10.36	7.04

MSCI ACWI ex USA Call Overwrite Index(c)	9.23	N/A	N/A
MSCI ACWI ex USA Index	7.82	9.61	7.28

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An index that incorporates an option overlay component on the MSCI ACWI ex USA Index with a 45% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

From a sector perspective, the Trust’s underweight positioning and stock selection in consumer discretionary stocks contributed the most to returns. Stock selection in industrials and health care also contributed to performance. At the individual security level, Danish pharmaceutical company Novo Nordisk A/S was the top contributor. The company demonstrated significant growth in the GLP-1 drug market as well as in the more novel obesity drug market. In particular, Novo Nordisk’s new obesity drug Wegovy came to market in June 2021, with strong potential to help the company tap into this new market opportunity and to bring upgraded expectations for Novo Nordisk’s long-term growth. Plumbing and heating company Ferguson PLC also contributed, delivering strong performance over the year and demonstrating its ability to more than pass on price increases to its customers, protecting its margins in the prevailing inflationary environment. Research consultant RELX PLC also contributed to returns, as shares performed well after it announced strong revenue over the course of the year.

By contrast, stock selection in financials was the largest detractor from relative performance at the sector level, particularly within the diversified financial services and capital markets subsectors. Stock selection and overweight positioning in consumer staples also detracted from returns, as did stock selection and underweight positioning in information technology. At the individual security level, China Feihe Ltd. was the top detractor from returns. The infant milk formula producer has been directly impacted by the pandemic through its having caused a material decline in the birth rate in China. Concerns that “greater prosperity” initiatives may focus on reducing the cost of having children have led to worries that the high cost of premium infant milk formula in comparison to developed markets might lead to regulation. More recently, the Chinese authorities announced a number of measures to promote breastfeeding, including further restrictions on advertising early-stage infant milk formula products. The Trust exited its position in China Feihe, seeing the possibility of regulatory intervention as a persistent headwind to the shares, with no obvious catalyst to bring a rebound. Consumer products giant Unilever plc also detracted as it has failed to execute its portfolio restructuring in a timely manner, which has resulted in low organic growth. Concerns remain about its margins given its need to invest in advertising and promotion, as well as a lack of innovation within the company. Koninklijke Philips NV also detracted following its Sleep product recall. The Trust exited its position during the year due to the potential legal liability from the recall, lacking insight and visibility on this material element of the investment case for the stock.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance for the 12-month period.

Describe recent portfolio activity.

During the period, the Trust increased its exposure to the consumer discretionary sector, particularly within the luxury space. It also added exposure to the utilities and energy sectors. Conversely, the Trust reduced exposure to consumer staples, industrials and health care.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe portfolio positioning at period end.

At period end, the Trust’s largest sector exposures were in consumer staples and industrials. Notable exposures at the subsector and industry level included pharmaceuticals, textiles, apparel and luxury goods, as well as personal products. The Trust had no exposure to real estate. Regionally, the majority of the portfolio’s securities were listed either in Europe ex U.K. or in the United Kingdom.

As of December 31, 2021, the Trust had an options overwriting program in place whereby 41% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 2.4% out of the money) with an average time until expiration of 54 days.

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Enhanced International Dividend Trust (BGY)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Relx PLC	4%
Sanofi	4
Novo Nordisk A/S	4
TELUS Corp.	4
Unilever PLC	4
EDP - Energias de Portugal SA	4
Prudential PLC	4
Taiwan Semiconductor Manufacturing Co. Ltd.	4
Reckitt Benckiser Group PLC	4
Diageo PLC	4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	12/31/21	12/31/20

United Kingdom	32%	35%
France	18	9
United States	11	4
Taiwan	6	4
Singapore	5	5
Denmark	4	3
Canada	4	5
Portugal	4	—
Spain	4	6
India	3	2
Mexico	2	—
China	2	1
Indonesia	2	—
Japan	2	—
Switzerland	1	9
Germany	—	3
Australia	—	5
Netherlands	—	6
Finland	—	3

(a)	Excludes short-term securities and options written.

T R U S T S U M M A R Y	21

Trust Summary as of December 31, 2021	BlackRock Health Sciences Trust (BME)

Investment Objective

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($48.50)(a)	5.27%
Current Monthly Distribution per Common Share(b)	$0.2130
Current Annualized Distribution per Common Share(b)	$2.5560

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low

Closing Market Price	$48.50	$47.59	1.91%	$50.31	$44.61
Net Asset Value	47.96	45.66	5.04	49.07	43.57

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Health Sciences Trust (BME)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	10.66%	15.81%	15.89%
Trust at Market Price(a)(b)	7.37	15.74	16.32

MSCI USA Investable Market Index Health Care Call Overwrite Index(c)	18.52	N/A	N/A
Russell 3000® Health Care Index	18.60	17.59	17.42

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An index that incorporates an option overlay component on the MSCI USA Investable Market Index Health Care Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Security selection and sector allocation both detracted from the Trust’s relative performance in 2021. At a sector level, security selection in the health care providers & services and biotechnology sub-sectors were the largest detractors.

An underweight position in Moderna, Inc. was the most significant detractor at the individual stock level. The COVID-19 vaccine producer benefited from strong demand as the highly transmissible disease spread globally. The Trust did not initiate a position in Moderna earlier in the pandemic due to concerns around the company’s ability to generate profits from the development and distribution of an effective vaccine. However, the investment adviser increased the Trust’s weighting in the stock in the second half of the year.

An underweight in Danaher Corp. also dampened the Trust’s performance. The U.S.-based medical device company beat earnings expectations, experienced profit margin expansion, and announced an acquisition that was well received by investors. The Trust’s investment adviser chose not to invest in the company earlier in the year on the belief that there were better ways to capitalize on the growth of the COVID-19 testing and diagnostics business. However, the company benefited from strong demand for its testing products throughout the pandemic, and the durability of demand for testing has been stronger than the investment adviser expected due to the emergence of new variants of the virus.

An out-of-benchmark position in the health care provider Amedisys, Inc. detracted due to weaker-than-expected earnings and reduced guidance. The company suffered a negative impact from COVID-19, particularly in its senior living facilities, where occupancy rates and average length of stay remained below pre-pandemic levels. The company, which is a leading player in the growing home health space, also announced a strategic acquisition.

Stock selection in the pharmaceuticals sub-sector contributed to relative performance in 2021.

An overweight in Thermo Fisher Scientific, Inc., which raised its long-term growth expectations due to strong demand in its COVID-19 testing business, was the top contributor. The Trust’s investment adviser favored the medical supplies company relative to its peers, as its more diversified product line afforded exposure to revenue streams that are independent of COVID-19.

A private investment in the biotechnology company Acumen Pharmaceuticals, Inc., which underwent a successful initial public offering, was also a top contributor.

An underweight position in the pharmaceutical giant Johnson & Johnson was an additional contributor of note. The company’s shares came under pressure due to concerns about product safety and the efficacy of its single-dose, viral protein-based COVID-19 vaccine.

The Trust made use of options, principally writing call options on individual stocks, to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy contributed to results.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy did not result in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

The Trust increased its weightings in the pharmaceuticals and medical devices & supplies sub-sectors, while its allocations to biotechnology and healthcare providers & services remained the same.

T R U S T S U M M A R Y	23

Trust Summary as of December 31, 2021 (continued)	BlackRock Health Sciences Trust (BME)

Describe portfolio positioning at period end.

The emergence of the COVID-19 Omicron variant extended uncertainty about the duration of the pandemic and led to increased market volatility. The investment adviser remains very alert to shifts in COVID-19 outlook, and it continues to monitor developments on this front. The Trust closed the year with an above-average sensitivity to the performance of COVID-19 beneficiaries, primarily through investments in vaccine producers and diagnostic suppliers. The investment adviser will be watching for signs of herd immunity to assess the possible vulnerability of revenues related to the virus.

The investment adviser believes the key long-term drivers for the health care sector—an aging global population and innovation in medical technology—remain in place. In its view, the combination of these secular trends and favorable valuations creates a compelling long-term investment opportunity.

At year end, the Trust held overweight positions in the medical devices & supplies and biotechnology sub-sectors due to their attractive valuations and robust fundamentals.

As of December 31, 2021, the Trust had in place an option overwriting program whereby 33.5% of the underlying equities were overwritten with call options. These call options were typically written at levels above the prevailing market prices (estimated to be 6.7% out of the money) and with an average time until expiration of 56 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

UnitedHealth Group, Inc.	8%
Thermo Fisher Scientific, Inc.	6
Abbott Laboratories	6
Pfizer, Inc.	4
Johnson & Johnson	4
Eli Lilly & Co.	3
Cigna Corp.	3
Stryker Corp.	2
Intuitive Surgical, Inc.	2
Amgen, Inc.	2

INDUSTRY ALLOCATION

Industry(a)(b)	12/31/21	12/31/20

Health Care Equipment & Supplies	27%	30%
Health Care Providers & Services	21	21
Pharmaceuticals	21	19
Biotechnology	18	19
Life Sciences Tools & Services	13	9
Health Care Technology	—	1
Diversified Financial Services	—	1
Other(c)	—	—

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Represents less than 1% of the Trust’s long-term investments.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021	BlackRock Health Sciences Trust II (BMEZ)

Investment Objective

BlackRock Health Sciences Trust II’s (BMEZ) (the “Trust”) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries. Equity derivatives in which the Trust invests include purchased and sold (written) call and put options on equity securities of companies in the health sciences group of industries.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BMEZ
Initial Offering Date	January 30, 2020
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($25.36)(a)	6.86%
Current Monthly Distribution per Common Share(b)	$0.1450
Current Annualized Distribution per Common Share(b)	$1.7400

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low

Closing Market Price	$25.36	$28.65	(11.48)%	$30.68	$22.88
Net Asset Value	26.47	30.73	(13.86)	32.95	25.17

TOTAL RETURN BASED ON A $10,000 INVESTMENT

BMEZ	commenced operations on January 30, 2020.

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

T R U S T S U M M A R Y	25

Trust Summary as of December 31, 2021 (continued)	BlackRock Health Sciences Trust II (BMEZ)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns

	1 Year	Since Inception	(a)

Trust at NAV(b)(c)	(8.31)%	21.94%
Trust at Market Price(b)(c)	(5.76)	19.25

MSCI ACWI Call Overwrite Index(d)	18.56	15.52
MSCI ACWI	18.54	18.15

(a)	BMEZ commenced operations on January 30, 2020.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)	An index that incorporates an option overlay component on the MSCI ACWI Index with a 25% overwrite level.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The Trust focuses on innovative, small- and mid-sized healthcare companies. The listed benchmark, which incorporates all sectors of the market and emphasizes large-cap stocks, is therefore used for reference purposes only. Small-cap health care stocks lagged considerably in 2021, largely due to their weak showing in the fourth quarter of 2021.

Stock selection across the four sub-sectors of health care detracted from relative performance in 2021, led by weakness in the biotechnology industry. Rising interest rates had negative impact on many of the Trust’s holdings in high-growth companies during the period, particularly in smaller-cap biotechnology companies that had experienced a strong price appreciation in 2020. For instance, Mersana Therapeutics, Inc. was a key detractor in the past year.

Nevro Corp., a U.S.-based medical device company, was another notable detractor. The stock was hurt by litigation regarding patent infringement, as well as cancellations of neuro-stimulation surgeries due to COVID-19.

The healthcare provider Oak Street Health, Inc. which reported weaker-than-expected results, was also a key detractor. The company cited increased costs stemming from the effects of COVID-19 on its operations.

A position in the health care provider Amedisys, Inc., which reported disappointing earnings and reduced its guidance, also detracted. The company experienced a negative impact from COVID-19, particularly in its senior living facilities, where occupancy rates and average length of stay remained below pre-pandemic levels. The company, which is a leading player in the growing home health space, also announced a strategic acquisition.

On the positive side, overweight allocations to the medical devices & supplies and health care providers & services industries helped relative performance.

An overweight position in Straumann Holding AG, a global leader in tooth replacement solutions, was the leading contributor. The company benefited from the recovery in elective procedures.

Private investments also strongly contributed to the Trust’s relative performance, with four of the five largest relative contributors being private positions that went public. Design Therapeutics, Inc. was the most notable contributor in this area. The U.S.-based firm, which develops novel, small-molecule therapeutic candidates called gene targeted chimeras, went public in 2021. A private investment in a biotechnology company, Acumen Pharmaceuticals, Inc., also made a strong contribution to performance following a successful initial public offering.

Merger and acquisition activity in the small-cap health care universe continued to be a source of positive returns. Private positions in Amunix Pharmaceuticals, Inc., an immune-oncology company acquired by Sanofi for $1 billion, and Vividion Therapeutics, Inc., a biotech company acquired by Bayer, were among the top contributors.

The Trust utilizes an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. This strategy contributed to relative performance.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy did not result in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Health Sciences Trust II (BMEZ)

Describe recent portfolio activity.

The Trust’s allocations to the pharmaceuticals, biotechnology, and health care providers & services industries decreased, while its allocation to the medical devices & supplies sub-sector increased.

Describe portfolio positioning at period end.

The emergence of the Omicron variant of COVID-19 extended uncertainty about the duration of the pandemic and led to increased market volatility. The investment adviser remains very alert to shifts in the COVID-19 outlook, and it continues to monitor developments on this front. The Trust closed the year with an above-average sensitivity to the performance of COVID-19 beneficiaries, primarily through investments in vaccine producers and diagnostic suppliers. The investment adviser will be watching for signs of herd immunity to assess the possible vulnerability of revenues related to the virus.

The investment adviser believes the key long-term drivers for the health care sector—an aging global population and innovation in medical technology—remain in place. In its view, the combination of these secular trends and favorable valuations creates a compelling long-term investment opportunity.

At year end, the Trust held overweight positions in the medical devices & supplies and biotechnology sub-sectors due to their attractive valuations and robust fundamentals.

As of December 31, 2021, the Trust had in place an option overwriting program in place whereby 21.6% of the underlying equities were overwritten with call options. These call options were typically written at levels above the prevailing market prices (estimated to be 9.4% out of the money) with an average time until expiration of 59 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Seagen, Inc.	2%
Alcon, Inc.	2
Masimo Corp.	2
Edwards Lifesciences Corp.	2
Vertex Pharmaceuticals, Inc.	2
ResMed, Inc.	2
Daiichi Sankyo Co. Ltd.	2
Intuitive Surgical, Inc.	2
Tandem Diabetes Care, Inc.	2
Kymera Therapeutics, Inc.	2

INDUSTRY ALLOCATION

Industry(a)(b)	12/31/21		12/31/20

Biotechnology	34%		42%
Health Care Equipment & Supplies	30		24
Health Care Providers & Services	15		13
Life Sciences Tools & Services	12		10
Pharmaceuticals	5		6
Diversified Financial Services	2		2
Health Care Technology	1		2
Software	1		—
Internet & Direct Marketing Retail	—		1
Other	—	(c)	—

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Represents less than 1% of the Trust’s long-term investments.

T R U S T S U M M A R Y	27

Trust Summary as of December 31, 2021	BlackRock Innovation and Growth Trust (BIGZ)

Investment Objective

BlackRock Innovation and Growth Trust’s (BIGZ) (the “Trust”) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust will invest primarily in equity securities issued by mid- and small-capitalization companies that the Trust’s adviser believes have above-average earnings growth potential. In selecting investments for the Trust, the Trust’s adviser focuses on mid- and small-capitalization growth companies that are “innovative.” These are companies that have introduced, or are seeking to introduce, a new product or service that potentially changes the marketplace. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BIGZ
Initial Offering Date	March 29, 2021
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($14.54)(a)	8.25%
Current Monthly Distribution per Common Share(b)	$0.1000
Current Annualized Distribution per Common Share(b)	$1.2000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/21	03/29/21	(a)	Change	High	Low

Closing Market Price	$14.54	$20.00		(27.30)%	$22.95	$13.74
Net Asset Value	16.72	20.00		(16.40)	21.01	15.77

(a)	Commencement of operations.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

BIGZ commenced operations on March 29, 2021.

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

An index that measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology.

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Innovation and Growth Trust (BIGZ)

Performance

Returns for the period ended December 31, 2021 were as follows:

Since Inception (a)

Trust at NAV(b)(c)	(13.03)%
Trust at Market Price(b)(c)	(24.37)

MSCI USA SMID Growth Call Overwrite Index (d)	11.02
Russell 2500™ Growth Index	6.05

(a)	BIGZ commenced operations on March 29, 2021.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust moved from neither a premium nor discount to a discount to NAV during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)	An index that incorporates an option overlay component on the MSCI USA SMID Growth Index with a 25% overwrite level.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The largest detractor from relative performance from a sector perspective was the Trust’s allocation to the consumer discretionary sector, most notably within the specialty retail industry. Within this space, auto e-commerce retailer Vroom Inc. and pool and spa care specialist Leslie’s Inc. detracted the most at the individual stock level with marked declines throughout the period. Vroom in particular weighed on performance due to nagging supply chain issues that have hampered profitability in recent quarter despite strong long-term growth prospects. Elsewhere among consumer discretionary stocks, an overweight position in casino operator Penn National Gaming, Inc. also detracted from performance. Stock selection in the information technology (“IT”) sector was the second-biggest weight on relative performance, particularly within the software industry, where positions in Lightspeed POS, Inc. and Five9, Inc. declined later in the period. The third-largest detractor was stock selection in the health care sector, specifically within the life sciences tools & services industry, where a position in Seer Inc. detracted during the year.

By contrast, stock selection in real estate was the largest contributor to relative performance at the sector level, most notably within the real estate investment trust (“REIT”) industry. Among individual REIT names, warehousing specialist Rexford Industrial Realty, Inc. led performance, as a competitor in the $30 billion regional industrial market that has enjoyed strong e-commerce tailwinds. Rexford has acquired properties to grow its internal database quickly, helping it capitalize on high demand and rent growth in the southern California property market and grow its market share. Additionally, a position in Innovative Industrial Properties, Inc. helped to drive performance, as the provider of real estate capital for the medical-use cannabis industry delivered on high expectations for revenue growth and continued to expand its portfolio during the year. Elsewhere, stock selection was notably strong within the aerospace & defense sub-sector within industrials, where Axon Enterprise, Inc. helped to bolster returns with its mission to create a public safety ecosystem. Lastly, the Trust’s relative performance benefited from a position in Celsius Holdings, Inc. within the beverages industry in the consumer staples sector.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy did not have a material impact on relative performance for the since inception period.

Describe recent portfolio activity.

The public equity portion of the Trust became fully invested at the end of April. Due to a combination of market changes and portfolio activity since then, the Trust increased its exposure to the IT and financials sectors. Conversely, the Trust reduced exposure to health care and consumer discretionary stocks. The Trust also significantly increased its stake in privately held companies during the period to 19.9% as the investment adviser worked to increase exposure to this investment segment. The private investments did not have a material impact on Trust performance for the since inception period.

The Trust briefly held an elevated cash position early in the period between the Trust’s inception and its becoming fully invested. The cash position did not have a material impact on Trust performance.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe portfolio positioning at period end.

At period end, the Trust’s largest sector overweight positions in the public equity portion of the portfolio were in IT and health care, while the largest underweight positions were in financials and materials.

T R U S T S U M M A R Y	29

Trust Summary as of December 31, 2021 (continued)	BlackRock Innovation and Growth Trust (BIGZ)

As of December 31, 2021, the Trust had an options overwriting program in place whereby 10.5% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 11.8% out of the money) with an average time until expiration of 55 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Five9, Inc.	3%
Entegris, Inc.	3
10X Genomics, Inc.	3
Bio-Techne Corp.	3
Masimo Corp.	3
Axon Enterprise, Inc.	3
Monolithic Power Systems, Inc.	3
Globant SA	3
Kahoot! AS	2
Bill.Com Holdings, Inc.	2

INDUSTRY ALLOCATION

Industry(a)(b)	12/31/21

Software	23%
Semiconductors & Semiconductor Equipment	10
Life Sciences Tools & Services	8
IT Services	8
Health Care Equipment & Supplies	7
Aerospace & Defense	5
Health Care Technology	5
Hotels, Restaurants & Leisure	4
Entertainment	3
Building Products	2
Auto Components	2
Diversified Consumer Services	2
Electronic Equipment, Instruments & Components	2
Food Products	2
Biotechnology	2
Specialty Retail	2
Internet & Direct Marketing Retail	2
Machinery	2
Electrical Equipment	2
Equity Real Estate Investment Trusts (REITs)	1
Road & Rail	1
Capital Markets	1
Chemicals	1
Leisure Products	1
Banks	1
Wireless Telecommunication Services	1

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021	BlackRock Resources & Commodities Strategy Trust (BCX)

Investment Objective

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($9.35)(a)	5.13%
Current Monthly Distribution per Common Share(b)	$0.0400
Current Annualized Distribution per Common Share(b)	$0.4800

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low

Closing Market Price	$9.35	$7.41	26.18%	$10.16	$7.41
Net Asset Value	10.21	8.45	20.83	10.39	8.38

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

An index that includes approximately 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals and mining.

T R U S T S U M M A R Y	31

Trust Summary as of December 31, 2021 (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	27.20%	8.05%	3.70%
Trust at Market Price(a)(b)	32.83	9.97	4.49

MSCI ACWI Select Liquidity Natural Resources Call Overwrite Index(c)	25.86	N/A	N/A
S&P Global Natural Resources Net Index	24.40	8.94	3.95

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An index that incorporates an option overlay component on the MSCI ACWI Select Liquidity Natural Resources Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Natural resource equities delivered strong returns in 2021. The gradual re-opening of the world economy led to accelerating growth, fueling robust end-market demand across the commodities complex and boosting shares of the related companies.

The Trust’s holding in the energy sector made the largest contribution to absolute returns, followed by agriculture and mining.

The fertilizer producer CF Industries Holdings, Inc. was the largest contributor to performance. The company benefited from the rising prices for nitrogen fertilizers brought about by lower supplies. An out-of-benchmark position in Neo Lithium Corp. was also among the top performers, reflecting the improvement in lithium prices.

An out-of-benchmark position in the Brazilian state-owned integrated oil producer Petroleo Brasileiro SA (Petrobras) was the largest detractor. The stock declined following an unexpected change in the company’s chief executive officer, which the market saw as the first step in deeper government influence in its longer-term strategy. The crop chemicals producer FMC Corp., which downgraded its guidance due to rising costs, was another large detractor.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overwriting strategy contributed positively to relative performance for the 12-month period.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy did not result in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

The investment adviser increased the Trust’s weighting in the energy sector in 2021, based on its positive view on oil prices. The investment adviser maintained a bias toward higher-quality oil producers it believed would gain the largest benefit from continued strength in oil and natural gas prices. The Trust tilted away from the oil services sub-sector, where many companies could continue to face headwinds from industry overcapacity.

In the mining sector, the investment adviser focused on companies with stronger balance sheets and lower costs. In agriculture, the Trust was underweight in the paper and packaging industry in favor of health and wellness companies that are positioned to take advantage of consumers’ shifting preferences with respect to food and nutrition.

Describe portfolio positioning at period end.

At the end of the period, 41.0% of the portfolio was invested in the energy sector, 29.7% in the mining sector and 26.8% in the agriculture sector, together with a cash position of 1.2%.

As of December 31, 2021, the Trust had in place an option overwriting program whereby 33% of the underlying equities were overwritten with call options. These call options were typically written at prices above the prevailing market prices (estimated to be 4.9% out of the money) with an average time until expiration of 52 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

TotalEnergies SE	6%
Chevron Corp.	6
Royal Dutch Shell PLC, Class B, ADR	5
Glencore PLC	5
Nutrien Ltd.	5
CF Industries Holdings, Inc.	4
BHP Group PLC	4
Anglo American PLC	4
Vale SA	4
Bunge Ltd.	4

INDUSTRY ALLOCATION

Industry(a)(b)	12/31/21	12/31/20

Oil, Gas & Consumable Fuels	40%	34%
Metals & Mining	30	35
Chemicals	15	14
Food Products	9	5
Machinery	4	1
Electronic Equipment, Instruments & Components	1	2
Containers & Packaging	1	7
Paper & Forest Products(c)	—	—
Energy Equipment & Services	—	1
Specialty Retail	—	1

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Represents less than 1% of the Trust’s long-term investments.

T R U S T S U M M A R Y	33

Trust Summary as of December 31, 2021	BlackRock Science and Technology Trust (BST)

Investment Objective

BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks). The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($49.97)(a)	6.00%
Current Monthly Distribution per Common Share(b)	$0.2500
Current Annualized Distribution per Common Share(b)	$3.0000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low

Closing Market Price	$49.97	$53.30	(6.25)%	$61.14	$47.30
Net Asset Value	52.40	51.94	0.89	58.68	49.07

TOTAL RETURN BASED ON A $10,000 INVESTMENT

BST commenced operations on October 30, 2014.

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

An index that includes large- and mid-cap securities across certain Developed Markets countries and certain Emerging Markets countries. All securities in the index are classified in the Information Technology sector as per the Global Industry Classification Standard.

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Science and Technology Trust (BST)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	Since Inception	(a)

Trust at NAV(b)(c)	9.44%	30.04%	23.40%
Trust at Market Price(b)(c)	1.70	31.77	21.80

MSCI ACWI Information Technology Call Overwrite Index(d)	21.85	N/A	N/A
MSCI ACWI Information Technology Index	27.36	29.47	22.96

(a)	BST commenced operations on October 30, 2014.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)

An index that incorporates an option overlay component on the MSCI ACWI Information Technology Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The largest contributor to the Trust’s relative performance among individual stocks was its out-of-benchmark position in privately held fintech company Klarna, Inc. The Sweden-based digital payments provider allows shoppers to pay in installments without interest, and its acquisition of e-commerce technology platform specialist Hero Towers bolstered growth. An additional funding round in June 2021 valued Klarna at $45 billion, making it Europe’s most valuable “unicorn” technology startup. Also, an overweight position in U.S. semiconductor company Marvell Technology, Inc. was among top contributors, as the company’s data center, storage, and 5G business segments saw strong and improving demand. The stock performed well after Marvell raised its 2022 guidance in light of increased enterprise demand. Lastly, an out-of-benchmark position in privately held data software company Databricks, Inc. contributed. An additional funding round during the period valued the company at $38 billion, and Databricks is one of the leading developers of tools for large-scale data analysis as well as being a large player in the cloud software space.

By contrast, the largest detractor from relative returns was the Trust’s underweight position in Microsoft Corp. The stock performed well during the period and has a large weighting in the benchmark, and the software giant has continued to see strong growth in its Azure cloud computing business due to rising enterprise spending on digital transformation projects. Elsewhere, an underweight position in semiconductor company Nvidia Corp. was among top detractors as it benefited from strong demand for its gaming and data center graphics processing units as well as exposure to the emerging metaverse theme. Lastly, an out-of-benchmark position in artificial intelligence software company C3.AI, Inc. was among the largest detractors, as the stock got caught up in broader pressure on high-growth technology names during the period.

The Trust successfully completed a rights offering in July 2021, raising $359 million and providing capital for private equity investments and rebalancing the portfolio while mitigating portfolio turnover and the potential realization of capital gains which is a taxable event for shareholders. BlackRock, not the Trust, covered all expenses of the offering and structured the offering to limit NAV dilution to $0.68 per share or approximately 1.2% of NAV.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance for the 12-month period.

Describe recent portfolio activity.

During the period, the Trust increased its exposure to the semiconductors sub-sector. It decreased exposure to the internet, services, and software sub-sectors. From a regional perspective, the Trust’s allocation to emerging markets decreased, while its allocation to the United States and Europe increased.

The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy. The distribution policy did not result in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe portfolio positioning at period end.

At period end, the Trust’s largest sub-sector exposure was in software (31%), internet (19%), and semiconductors (19%). The Trust’s smallest exposure was in content & infrastructure (1%).

As of December 31, 2021, the Trust had an options overwriting program in place whereby 25% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 7.8% out of the money) with an average time until expiration of 53 days.

T R U S T S U M M A R Y	35

Trust Summary as of December 31, 2021 (continued)	BlackRock Science and Technology Trust (BST)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Apple, Inc.	5%
Microsoft Corp.	4
Marvell Technology, Inc.	3
Alphabet, Inc.	3
Klarna Holdings AB	2
Tesla, Inc.	2
Amazon.com, Inc.	2
ASML Holding NV	2
Lam Research Corp.	2
Mastercard, Inc.	2

SECTOR ALLOCATION

Sector(a)(b)	12/31/21	12/31/20

Software	29%	27%
Semiconductors & Semiconductor Equipment	19	15
IT Services	19	19
Interactive Media & Services	9	10
Technology Hardware, Storage & Peripherals	5	4
Internet & Direct Marketing Retail	4	10
Automobiles	3	3
Banks	2	1
Electrical Equipment	2	—
Road & Rail	1	2
Professional Services	1	—	(c)
Entertainment	1	3
Hotels, Restaurants & Leisure	1	—	(c)
Food Products	1	—	(c)
Electronic Equipment, Instruments & Components	1	1
Diversified Financial Services	1	1
Chemicals	1	—
Diversified Consumer Services	—	2
Health Care Technology	—	1
Diversified Telecommunication Services	—	1
Other(c)	—	—

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Represents less than 1% of the Trust’s long-term investments.

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021	BlackRock Science and Technology Trust II (BSTZ)

Investment Objective

BlackRock Science and Technology Trust II’s (BSTZ) (the “Trust”) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BSTZ
Initial Offering Date	June 27, 2019
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($38.94)(a)	5.92%
Current Monthly Distribution per Common Share(b)	$0.1920
Current Annualized Distribution per Common Share(b)	$2.3040

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low

Closing Market Price	$38.94	$36.38	7.04%	$43.53	$32.58
Net Asset Value	38.82	38.72	0.26	44.87	35.93

TOTAL RETURN BASED ON A $10,000 INVESTMENT

BSTZ commenced operations on June 27, 2019.

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

T R U S T S U M M A R Y	37

Trust Summary as of December 31, 2021 (continued)	BlackRock Science and Technology Trust II (BSTZ)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns

	1 Year	Since Inception	(a)

Trust at NAV(b)(c)	8.41%	38.49%
Trust at Market Price(b)(c)	15.75	38.66

MSCI ACWI Call Overwrite Index(d)	18.56	15.63
MSCI ACWI	18.54	17.80

(a)	BSTZ commenced operations on June 27, 2019.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)	An index that incorporates an option overlay component on the MSCI ACWI Index with a 25% overwrite level.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The largest contributor to the Trust’s relative performance among individual stocks was its out-of-benchmark position in privately held fintech company Klarna, Inc. The Sweden-based digital payments provider allows shoppers to pay in installments without interest, and its acquisition of e-commerce technology platform specialist Hero Towers bolstered growth. An additional funding round in June 2021 valued Klarna at $45 billion, making it Europe’s most valuable “unicorn” technology startup. Also, an out-of-benchmark position in privately held data software company Databricks, Inc. contributed. An additional funding round during the period valued the company at $38 billion, and Databricks is one of the leading developers of tools for large-scale data analysis as well as being a large player in the cloud software space. Lastly, an overweight position in U.S. semiconductor company Marvell Technology, Inc. Inc. was among top contributors, as the company’s data center, storage, and 5G business segments saw strong and improving demand. The stock performed well after Marvell raised its 2022 guidance in light of increased enterprise demand.

The largest detractor from relative returns was the Trust’s out-of-benchmark position in artificial intelligence company C3.AI, Inc., as the market rotation from growth to value had a substantial negative impact on its stock. An out-of-benchmark position in commercial electric vehicle manufacturer Arrival Ltd.also weighed on relative returns, as the company’s stock came under pressure following weaker-than-expected guidance for revenue and vehicle sales volumes. Lastly, an out-of-benchmark position in Farfetch Ltd. was among top detractors, as the U.K.-based luxury e-commerce company’s stock suffered due to rising yields and the collapse of Archegos Capital Management.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy marginally detracted from relative performance for the 12-month period.

Describe recent portfolio activity.

During the period, the Trust reduced its exposure to emerging markets-based companies, particularly in China and Brazil, and increased exposure to secular growth, higher-quality technology companies. From an industry perspective, the Trust reduced exposure to companies facing competitive pressures and structural challenges, adding to stable software, semiconductor equipment, and services companies.

Over the long term, the investment adviser has continued to focus on companies that are exposed to long-term secular demand. This includes companies seeing heightened demand from the migration to remote work and increased adoption of emerging technologies, such as artificial intelligence, cloud computing, digital transformation, and e-commerce.

During the period, the Trust initiated five new private investments in privately held technology companies. As of December 31, 2021, the Trust held 22 private investments, comprising 26% of total assets for a total commitment of approximately $800 million.

The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy. The distribution policy did not result in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe portfolio positioning at period end.

At period end, the Trust held 33% of assets in software, 24% in semiconductors, 16% in services, 15% in internet, 5% in hardware, 4% in content & infrastructure, and 3% in new industries. These industry exposures were the result of bottom-up stock selection.

As of December 31, 2021, the Trust had an options overwriting program in place whereby 21% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 8.5% out of the money) with an average time until expiration of 56 days.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Science and Technology Trust II (BSTZ)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Marvell Technology, Inc.	5%
Klarna Holdings AB	4
Lasertec Corp.	3
Tesla, Inc.	3
Silergy Corp.	2
Kakao Corp.	2
SambaNova Systems, Inc.	2
Databricks, Inc.	2
Zscaler, Inc.	2
Endava PLC	2

INDUSTRY ALLOCATION

Industry(a)(b)	12/31/21	12/31/20

Software	27%	30%
Semiconductors & Semiconductor Equipment	23	15
IT Services	18	19
Interactive Media & Services	7	7
Banks	4	2
Automobiles	4	6
Internet & Direct Marketing Retail	4	7
Entertainment	3	3
Electrical Equipment	1	—
Electronic Equipment, Instruments & Components	1	2
Road & Rail	1	1
Hotels, Restaurants & Leisure	1	—
Specialty Retail	1	1
Diversified Consumer Services	1	2
Professional Services	1	—(c)
Food Products	1	1
Food & Staples Retailing	1	—
Communications Equipment	1	—
Capital Markets	—	1
Multi-line Retail	—	1
Health Care Technology	—	1
Diversified Telecommunication Services	—	1
Other*	—	—(c)

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

T R U S T S U M M A R Y	39

Trust Summary as of December 31, 2021	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Investment Objective

BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments anywhere in the world and by employing a strategy of writing (selling) call and put options. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($26.62)(a)	5.45%
Current Monthly Distribution per Common Share(b)	$ 0.1210
Current Annualized Distribution per Common Share(b)	$ 1.4520

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low

Closing Market Price	$26.62	$25.04	6.31%	$27.77	$24.03
Net Asset Value	25.86	23.80	8.66	26.22	23.05

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	15.13%	13.32%	10.56%
Trust at Market Price(a)(b)	12.65	15.20	10.62

MSCI World Select Energy, Utilities and Industry Call Overwrite Index(c)	13.72	N/A	N/A
MSCI ACWI	18.54	14.40	11.85

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

(c)

An index that incorporates an option overlay component on the MSCI World Select Energy, Utilities and Industry Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The largest contributor to relative returns was the Trust’s position in wind-power developer China Longyuan Power Group Corp. Ltd., which saw strong gains from its parent company’s plans to merge one of its China A-share listed subsidiaries with China Longyuan and contribute additional renewable energy assets to the group. China Longyuan also benefited from plans by the Chinese government to accelerate wind-power generation. Elsewhere, ON Semiconductor Corp. contributed to relative returns, benefiting from supply chain challenges across the semiconductor industry and higher demand from electric-vehicle manufacturers that drove stronger sales and higher pricing.

The largest detractors from relative returns were the Trust’s positions in clean power utility companies. The group struggled amid perceived risks around interest rate expectations and potential tax increases or price controls to limit the power-price impact on consumers. Among individual stock positions, Enel SpA, Iberdrola SA, and EDP SA notably weighed on performance.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance for the 12-month period.

Describe recent portfolio activity.

During the period, the Trust moderately reduced its exposure to the utilities sector. At the beginning of the period, the Trust initially added to positions in energy efficiency companies positively exposed to economic reopening, but it later reduced some of this exposure following strong performance. The Trust rotated this capital into the industrials sector, where valuations were more attractive.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe portfolio positioning at period end.

At period end, the utilities sector accounted for approximately 52% of the Trust’s assets. The Trust had approximately 30% and 7% of its assets invested in the industrials and energy sectors respectively, and the remainder was invested in other infrastructure- and power-related sectors.

As of December 31, 2021, the Trust had an options overwriting program in place whereby approximately 34% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 3.4% out of the money) with an average time until expiration of 56 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	41

Trust Summary as of December 31, 2021 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

NextEra Energy, Inc.	8%
Enel SpA	5
Rwe AG	4
Johnson Controls International PLC	3
Waste Management, Inc.	3
Iberdrola SA	3
Vinci SA	3
Schneider Electric SE	3
Atlas Copco AB	3
Dominion Energy, Inc.	3

INDUSTRY ALLOCATION

Industry(a)(b)	12/31/21	12/31/20

Electric Utilities	28%	33%
Multi-Utilities	17	14
Electrical Equipment	9	7
Building Products	8	7
Oil, Gas & Consumable Fuels	7	8
Independent Power and Renewable Electricity Producers	7	8
Commercial Services & Supplies	5	4
Machinery	5	2
Chemicals	4	5
Construction & Engineering	4	4
Semiconductors & Semiconductor Equipment	4	5
Electronic Equipment, Instruments & Components	2	3

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Energy Equipment & Services — 0.7%
Schlumberger NV	69,450	$2,080,027

Food Products — 0.8%
Darling Ingredients, Inc.(a)(b)	37,324	2,586,180

Metals & Mining — 0.9%
Glencore PLC	581,300	2,961,885

Oil, Gas & Consumable Fuels — 97.4%
Aker BP ASA	94,301	2,899,623
ARC Resources Ltd.	441,330	4,012,249
BP PLC	1,852,674	8,301,130
Cairn Energy PLC	958,958	2,475,057
Canadian Natural Resources Ltd.	306,213	12,938,918
Cenovus Energy Inc.	729,241	8,941,484
Cheniere Energy, Inc.(a)	57,800	5,862,076
Chevron Corp.(a)	366,418	42,999,152
ConocoPhillips(a)	302,334	21,822,512
Devon Energy Corp.(a)	177,667	7,826,231
EOG Resources, Inc.(a)	96,665	8,586,752
Equinor ASA	311,233	8,241,228
Exxon Mobil Corp.(a)(c)	314,177	19,224,491
Gazprom PJSC, ADR	400,350	3,696,888
Hess Corp.	104,719	7,752,348
Kosmos Energy Ltd.(b)	653,634	2,261,574
Marathon Petroleum Corp.(a)	186,834	11,955,508
Pioneer Natural Resources Co.(c)	60,704	11,040,843
Royal Dutch Shell PLC, Class B, ADR(a)	769,051	33,338,361
Santos Ltd.	1,184,886	5,458,144
Suncor Energy Inc.	497,484	12,447,424
TC Energy Corp.	245,952	11,438,678
TotalEnergies SE	531,067	27,031,421

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Tourmaline Oil Corp.	171,783	$5,546,162
Valero Energy Corp.(a)	126,474	9,499,462
Williams Cos., Inc.(a)	376,158	9,795,154

		305,392,870

Total Long-Term Investments — 99.8% (Cost: $240,891,552)		313,020,962

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(d)(e)	2,725,280	2,725,280

Total Short-Term Securities — 0.9% (Cost: $2,725,280)		2,725,280

Total Investments Before Options Written — 100.7% (Cost: $243,616,832)		315,746,242

Options Written — (0.6)%

(Premiums Received: $(3,397,497))		(2,076,564)

Total Investments, Net of Options Written — 100.1% (Cost: $240,219,335)		313,669,678

Liabilities in Excess of Other Assets — (0.1)%		(166,208)

Net Assets — 100.0%		$313,503,470

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Affiliate of the Trust.
(e)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$3,418,486	$—	$(693,206	)(a)	$—	$—	$2,725,280	2,725,280	$357	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Chevron Corp.	258	01/07/22	USD	116.25	USD	3,028	$(52,421)
ConocoPhillips	154	01/07/22	USD	76.00	USD	1,112	(2,233)
Exxon Mobil Corp.	365	01/07/22	USD	65.01	USD	2,233	(701)
Marathon Petroleum Corp.	110	01/07/22	USD	67.00	USD	704	(1,980)

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2021	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Tourmaline Oil Corp.	248	01/07/22	CAD	43.00	CAD	1,013	$(2,353)
Valero Energy Corp.	161	01/07/22	USD	76.00	USD	1,209	(13,444)
Chevron Corp.	326	01/14/22	USD	121.00	USD	3,826	(17,930)
ConocoPhillips	9	01/14/22	USD	75.00	USD	65	(585)
Devon Energy Corp.	385	01/14/22	USD	46.00	USD	1,696	(33,495)
Exxon Mobil Corp.	365	01/14/22	USD	65.01	USD	2,233	(3,724)
Valero Energy Corp.	137	01/14/22	USD	75.00	USD	1,029	(26,578)
Williams Cos., Inc.	413	01/14/22	USD	28.00	USD	1,075	(14,455)
Arc Resources Ltd.	310	01/21/22	CAD	13.50	CAD	357	(858)
Arc Resources Ltd.	336	01/21/22	CAD	13.00	CAD	386	(1,859)
Arc Resources Ltd.	195	01/21/22	CAD	11.50	CAD	224	(7,477)
Canadian Natural Resources Ltd.	593	01/21/22	CAD	54.00	CAD	3,170	(52,270)
Canadian Natural Resources Ltd.	601	01/21/22	CAD	56.00	CAD	3,212	(21,618)
Cenovus Energy Inc.	1,327	01/21/22	CAD	16.50	CAD	2,058	(18,358)
Cheniere Energy, Inc.	93	01/21/22	USD	110.00	USD	943	(4,418)
Chevron Corp.	418	01/21/22	USD	115.00	USD	4,905	(155,705)
ConocoPhillips	78	01/21/22	USD	75.00	USD	563	(7,059)
Darling Ingredients, Inc.	65	01/21/22	USD	80.00	USD	450	(1,138)
Devon Energy Corp.	400	01/21/22	USD	43.00	USD	1,762	(99,000)
Exxon Mobil Corp.	365	01/21/22	USD	65.00	USD	2,233	(7,665)
Marathon Petroleum Corp.	162	01/21/22	USD	67.50	USD	1,037	(9,315)
Marathon Petroleum Corp.	92	01/21/22	USD	65.00	USD	589	(12,190)
Royal Dutch Shell PLC, Class B, ADR	867	01/21/22	USD	47.50	USD	3,758	(8,670)
Suncor Energy Inc.	938	01/21/22	CAD	33.00	CAD	2,969	(23,358)
TC Energy Corp.	672	01/21/22	CAD	62.00	CAD	3,953	(2,656)
Tourmaline Oil Corp.	230	01/21/22	CAD	46.00	CAD	939	(2,727)
Valero Energy Corp.	182	01/21/22	USD	80.00	USD	1,367	(11,284)
Williams Cos., Inc.	617	01/21/22	USD	29.00	USD	1,607	(3,085)
Chevron Corp.	390	01/28/22	USD	120.00	USD	4,577	(60,840)
ConocoPhillips	718	01/28/22	USD	75.00	USD	5,183	(89,750)
EOG Resources, Inc.	58	01/28/22	USD	93.00	USD	515	(10,092)
Exxon Mobil Corp.	121	01/28/22	USD	64.00	USD	740	(6,716)
Marathon Petroleum Corp.	255	01/28/22	USD	66.00	USD	1,632	(35,445)
Royal Dutch Shell PLC, Class B, ADR	375	01/28/22	USD	46.25	USD	1,626	(11,700)
Williams Cos., Inc.	399	01/28/22	USD	27.00	USD	1,039	(9,975)
Cheniere Energy, Inc.	126	01/31/22	USD	110.00	USD	1,278	(11,460)
EOG Resources, Inc.	309	02/11/22	USD	91.00	USD	2,745	(95,945)
Arc Resources Ltd.	217	02/18/22	CAD	13.00	CAD	250	(4,803)
Arc Resources Ltd.	625	02/18/22	CAD	11.50	CAD	719	(40,021)
Cenovus Energy Inc.	1,327	02/18/22	CAD	16.50	CAD	2,058	(58,222)
ConocoPhillips	86	02/18/22	USD	77.50	USD	621	(12,341)
ConocoPhillips	74	02/18/22	USD	75.00	USD	534	(15,984)
ConocoPhillips	29	02/18/22	USD	72.50	USD	209	(9,498)
Darling Ingredients, Inc.	76	02/18/22	USD	69.00	USD	527	(26,610)
Marathon Petroleum Corp.	90	02/18/22	USD	70.00	USD	576	(8,235)
Royal Dutch Shell PLC, Class B, ADR	960	02/18/22	USD	45.00	USD	4,162	(91,200)
Suncor Energy Inc.	952	02/18/22	CAD	32.00	CAD	3,013	(96,709)
TC Energy Corp.	262	02/18/22	CAD	60.00	CAD	1,541	(18,537)
Tourmaline Oil Corp.	174	02/18/22	CAD	40.00	CAD	711	(37,621)

							$(1,372,313)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Aker BP	Morgan Stanley & Co. International PLC	24,000	01/04/22	NOK	317.86	NOK	6,518	$—
Gazprom PJSC, ADR	Morgan Stanley & Co. International PLC	32,300	01/04/22	USD	9.62	USD	298	(368)
Statoil ASA	Morgan Stanley & Co. International PLC	55,300	01/05/22	NOK	229.80	NOK	13,045	(37,543)
BP PLC	Goldman Sachs International	101,900	01/11/22	GBP	3.53	GBP	337	(557)
Gazprom PJSC, ADR	Morgan Stanley & Co. International PLC	32,300	01/11/22	USD	9.71	USD	298	(1,189)

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Energy and Resources Trust (BGR)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Total SA	Goldman Sachs International	17,300	01/11/22	EUR	44.23	EUR	772	$(19,218)
Aker BP	Goldman Sachs International	12,600	01/13/22	NOK	312.05	NOK	3,422	(51)
Statoil ASA	UBS AG	31,200	01/13/22	NOK	234.66	NOK	7,360	(18,990)
Gazprom PJSC, ADR	Morgan Stanley & Co. International PLC	32,300	01/18/22	USD	9.80	USD	298	(5,064)
Statoil ASA	Morgan Stanley & Co. International PLC	37,100	01/18/22	NOK	230.80	NOK	8,752	(34,552)
Total SA	Goldman Sachs International	43,400	01/18/22	EUR	44.69	EUR	1,937	(44,514)
Gazprom PJSC, ADR	Morgan Stanley & Co. International PLC	32,800	01/20/22	USD	9.58	USD	303	(3,606)
Santos Ltd.	Goldman Sachs International	273,000	01/20/22	AUD	6.91	AUD	1,723	(5,289)
Statoil ASA	Morgan Stanley & Co. International PLC	23,100	01/20/22	NOK	245.85	NOK	5,449	(7,866)
Santos Ltd.	Goldman Sachs International	84,462	01/25/22	AUD	6.53	AUD	533	(8,616)
BP PLC	Morgan Stanley & Co. International PLC	431,600	01/27/22	GBP	3.32	GBP	1,426	(50,028)
Glencore PLC	Goldman Sachs International	76,400	01/27/22	GBP	3.73	GBP	286	(13,184)
Total SA	Goldman Sachs International	71,900	01/27/22	EUR	41.62	EUR	3,209	(253,795)
Glencore PLC	Goldman Sachs International	114,000	02/01/22	GBP	3.81	GBP	427	(17,399)
Royal Dutch Shell PLC, Class B, ADR	Citibank N.A.	72,000	02/02/22	USD	44.00	USD	3,121	(62,158)
BP PLC	Morgan Stanley & Co. International PLC	170,500	02/03/22	GBP	3.47	GBP	564	(9,944)
Santos Ltd.	JPMorgan Chase Bank N.A.	75,000	02/08/22	AUD	6.74	AUD	473	(6,358)
Total SA	UBS AG	69,300	02/08/22	EUR	44.57	EUR	3,093	(103,962)

								$(704,251)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$1,592,247	$(271,314)	$(2,076,564)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$2,076,564	$—	$—	$—	$2,076,564

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(25,247)	$—	$—	$—	$(25,247)
Options written	—	—	(14,237,287)	—	—	—	(14,237,287)

	$—	$—	$(14,262,534)	$—	$—	$—	$(14,262,534)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$1,154,640	$—	$—	$—	$1,154,640

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2021	BlackRock Energy and Resources Trust (BGR)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$3,512,106

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$2,076,564

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	2,076,564

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,372,313)

Total derivative assets and liabilities subject to an MNA	$—	$704,251

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)

Citibank N.A.	$62,158	$—	$—	$—	$62,158
Goldman Sachs International	362,623	—	(362,623)	—	—
JPMorgan Chase Bank N.A.	6,358	—	—	—	6,358
Morgan Stanley & Co. International PLC	150,160	—	(150,160)	—	—
UBS AG	122,952	—	—	—	122,952

	$704,251	$—	$(512,783)	$—	$191,468

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Energy Equipment & Services	$2,080,027	$—	$—	$2,080,027
Food Products	2,586,180	—	—	2,586,180
Metals & Mining	—	2,961,885	—	2,961,885
Oil, Gas & Consumable Fuels	247,289,379	58,103,491	—	305,392,870
Short-Term Securities
Money Market Funds	2,725,280	—	—	2,725,280

	$254,680,866	$61,065,376	$—	$315,746,242

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Energy and Resources Trust (BGR)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(1,265,697)	$(810,867)	$—	$(2,076,564)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments December 31, 2021	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
BAE Systems PLC, ADR	107,020	$3,187,591

Air Freight & Logistics — 1.1%

C.H. Robinson Worldwide, Inc.	104,301	11,225,917

Automobiles — 2.2%
General Motors Co.(a)	362,321	21,242,880

Banks — 2.7%
Bank of America Corp.(b)	189,066	8,411,546
JPMorgan Chase & Co.	114,191	18,082,145

		26,493,691

Capital Markets — 3.0%
Intercontinental Exchange, Inc.	100,667	13,768,226
Morgan Stanley	162,491	15,950,116

		29,718,342

Chemicals — 3.6%
Axalta Coating Systems Ltd.(a)	305,175	10,107,396
Corteva, Inc.	523,568	24,754,295

		34,861,691

Communications Equipment — 3.2%
Ciena Corp.(a)	164,522	12,663,258
Cisco Systems, Inc.	293,851	18,621,338

		31,284,596

Construction & Engineering — 1.3%
Quanta Services, Inc.	109,918	12,603,198

Consumer Finance — 2.1%
Ally Financial, Inc.	233,526	11,118,173
Capital One Financial Corp.	67,080	9,732,637

		20,850,810

Containers & Packaging — 1.4%
Sealed Air Corp.	195,860	13,214,674

Diversified Financial Services — 2.4%
Berkshire Hathaway, Inc., Class B(a)	78,108	23,354,292

Entertainment — 1.2%
World Wrestling Entertainment, Inc., Class A	229,834	11,340,010

Food Products — 0.8%
Mondelez International, Inc., Class A	125,420	8,316,600

Health Care Providers & Services — 7.2%
Anthem, Inc.	32,695	15,155,441
Humana, Inc.	14,728	6,831,730
Laboratory Corp. of America Holdings(a)	56,305	17,691,594
UnitedHealth Group, Inc.	61,023	30,642,089

		70,320,854

Health Care Technology — 0.8%
Veeva Systems, Inc., Class A(a)	29,226	7,466,658

Hotels, Restaurants & Leisure — 0.7%
Las Vegas Sands Corp.(a)	172,808	6,504,493

Insurance — 2.1%
Fidelity National Financial, Inc.	109,047	5,690,072
Progressive Corp.	141,810	14,556,797

		20,246,869

Security	Shares	Value

Interactive Media & Services(a) — 9.2%
Alphabet, Inc., Class A(b)	21,069	$61,037,736
Meta Platforms, Inc., Class A	86,799	29,194,843

		90,232,579

Internet & Direct Marketing Retail — 5.3%
Amazon.com, Inc.(a)(b)	15,404	51,362,173

IT Services — 5.5%
Fidelity National Information Services, Inc.	131,281	14,329,321
FleetCor Technologies, Inc.(a)	65,492	14,659,729
Visa, Inc., Class A	112,390	24,356,037

		53,345,087

Life Sciences Tools & Services — 1.3%
Avantor, Inc.(a)	294,950	12,429,193

Machinery — 2.7%
Fortive Corp.	214,193	16,340,784
Otis Worldwide Corp.	111,887	9,742,001

		26,082,785

Media — 3.2%
Comcast Corp., Class A	452,002	22,749,261
Fox Corp., Class A	221,208	8,162,575

		30,911,836

Multiline Retail — 3.3%
Dollar General Corp.	71,218	16,795,341
Dollar Tree, Inc.(a)	110,942	15,589,570

		32,384,911

Oil, Gas & Consumable Fuels — 3.5%
ConocoPhillips(b)	296,788	21,422,158
EQT Corp.(a)	595,527	12,988,444

		34,410,602

Personal Products — 1.2%
Unilever PLC, ADR	220,858	11,879,952

Pharmaceuticals — 2.8%
Novo Nordisk A/S, ADR	98,683	11,052,496
Sanofi, ADR	333,072	16,686,907

		27,739,403

Real Estate Management & Development — 1.5%
CBRE Group, Inc., Class A(a)	133,254	14,459,392

Road & Rail — 2.0%
Norfolk Southern Corp.	64,610	19,235,043

Semiconductors & Semiconductor Equipment — 6.0%
Analog Devices, Inc.	96,290	16,924,893
Applied Materials, Inc.	127,730	20,099,593
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	181,600	21,848,296

		58,872,782

Software — 8.4%
CDK Global, Inc.	225,374	9,407,111
Microsoft Corp.(b)	214,901	72,275,504

		81,682,615

Specialty Retail — 3.0%
O’Reilly Automotive, Inc.(a)	12,049	8,509,365
Ross Stores, Inc.	182,088	20,809,017

		29,318,382

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 5.2%
Apple, Inc.(b)	288,198	$51,175,319

Total Long-Term Investments — 100.2% (Cost: $570,297,394)		977,755,220

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(c)(d)	10,297,753	10,297,753

Total Short-Term Securities — 1.1% (Cost: $10,297,753)		10,297,753

Total Investments Before Options Written — 101.3% (Cost: $580,595,147)		988,052,973

Options Written — (1.3)% (Premiums Received: $(11,850,571))		(12,449,136)

Total Investments, Net of Options Written — 100.0% (Cost: $568,744,576)		975,603,837

Liabilities in Excess of Other Assets — 0.0%		(125,332)

Net Assets — 100.0%		$975,478,505

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Affiliate of the Trust.
(d)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$11,614,004	$—	$(1,316,251	)(a)	$—	$—	$10,297,753	10,297,753	$1,373	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Quanta Services, Inc.	575	01/04/22	USD	123.00	USD	6,593	$(470)
Alphabet Inc., Class A	41	01/07/22	USD	2,925.00	USD	11,878	(70,110)
Amazon.com, Inc.	10	01/07/22	USD	3,525.00	USD	3,334	(4,175)
Analog Devices, Inc.	34	01/07/22	USD	185.00	USD	598	(2,635)
Apple, Inc.	784	01/07/22	USD	153.38	USD	13,921	(1,896,980)
Applied Materials, Inc.	55	01/07/22	USD	160.00	USD	865	(8,690)
Berkshire Hathaway, Inc., Class B	170	01/07/22	USD	280.00	USD	5,083	(326,400)
CDK Global, Inc.	68	01/07/22	USD	44.62	USD	284	(232)
Comcast Corp., Class A	101	01/07/22	USD	53.00	USD	508	(556)
ConocoPhillips	104	01/07/22	USD	76.00	USD	751	(1,508)
Corteva, Inc.	310	01/07/22	USD	50.13	USD	1,466	(503)
Facebook, Inc., Class A	66	01/07/22	USD	340.00	USD	2,220	(22,770)
Fox Corp., Class A	240	01/07/22	USD	40.26	USD	886	(450)
Microsoft Corp.	372	01/07/22	USD	330.00	USD	12,511	(296,670)
Morgan Stanley	443	01/07/22	USD	102.00	USD	4,348	(8,196)

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Norfolk Southern Corp.	207	01/07/22	USD	290.00	USD	6,163	$(172,845)
Otis Worldwide Corp.	126	01/07/22	USD	84.41	USD	1,097	(36,543)
Sanofi, ADR	903	01/07/22	USD	51.04	USD	4,524	(19,770)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	240	01/07/22	USD	122.00	USD	2,887	(19,320)
Unilever PLC, ADR	89	01/07/22	USD	53.10	USD	479	(8,008)
Visa, Inc., Class A	153	01/07/22	USD	210.00	USD	3,316	(111,690)
Comcast Corp., Class A	184	01/10/22	USD	54.25	USD	926	(300)
Visa, Inc., Class A	149	01/11/22	USD	221.00	USD	3,229	(21,070)
Amazon.com, Inc.	8	01/14/22	USD	3,500.00	USD	2,667	(11,220)
Analog Devices, Inc.	6	01/14/22	USD	195.00	USD	105	(2,880)
Anthem, Inc.	68	01/14/22	USD	435.00	USD	3,152	(201,620)
Anthem, Inc.	48	01/14/22	USD	455.00	USD	2,225	(61,200)
Apple, Inc.	205	01/14/22	USD	165.00	USD	3,640	(269,575)
Applied Materials, Inc.	203	01/14/22	USD	160.00	USD	3,194	(57,449)
Bank of America Corp.	415	01/14/22	USD	45.00	USD	1,846	(23,655)
Bank of America Corp.	414	01/14/22	USD	46.00	USD	1,842	(11,178)
Cisco Systems, Inc.	276	01/14/22	USD	58.00	USD	1,749	(147,660)
Comcast Corp., Class A	184	01/14/22	USD	54.25	USD	926	(806)
ConocoPhillips	259	01/14/22	USD	75.00	USD	1,869	(16,835)
Dollar General Corp.	44	01/14/22	USD	225.00	USD	1,038	(49,720)
JPMorgan Chase & Co.	82	01/14/22	USD	165.00	USD	1,298	(4,223)
Las Vegas Sands Corp.	195	01/14/22	USD	43.00	USD	734	(2,340)
Microsoft Corp.	126	01/14/22	USD	345.00	USD	4,238	(24,192)
Mondelez International, Inc., Class A	279	01/14/22	USD	66.00	USD	1,850	(25,808)
Morgan Stanley	89	01/14/22	USD	104.00	USD	874	(2,047)
Morgan Stanley	354	01/14/22	USD	103.00	USD	3,475	(12,921)
Norfolk Southern Corp.	110	01/14/22	USD	295.00	USD	3,275	(64,350)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	72	01/14/22	USD	120.00	USD	866	(21,384)
UnitedHealth Group, Inc.	146	01/14/22	USD	450.00	USD	7,331	(774,895)
Visa, Inc., Class A	53	01/14/22	USD	220.00	USD	1,149	(11,183)
Ally Financial, Inc.	416	01/21/22	USD	55.00	USD	1,981	(2,912)
Alphabet Inc., Class A	40	01/21/22	USD	2,990.00	USD	11,588	(73,400)
Amazon.com, Inc.	1	01/21/22	USD	3,750.00	USD	333	(355)
Analog Devices, Inc.	303	01/21/22	USD	190.00	USD	5,326	(10,605)
Apple, Inc.	260	01/21/22	USD	155.00	USD	4,617	(597,350)
Applied Materials, Inc.	192	01/21/22	USD	165.00	USD	3,021	(37,632)
Avantor, Inc.	534	01/21/22	USD	42.50	USD	2,250	(56,070)
Avantor, Inc.	265	01/21/22	USD	40.00	USD	1,117	(68,237)
Axalta Coating Systems Ltd.	423	01/21/22	USD	35.00	USD	1,401	(7,403)
Bank of America Corp.	177	01/21/22	USD	48.00	USD	787	(2,744)
Berkshire Hathaway, Inc., Class B	170	01/21/22	USD	285.00	USD	5,083	(252,025)
Capital One Financial Corp.	244	01/21/22	USD	164.40	USD	3,540	(3,660)
CBRE Group, Inc., Class A	438	01/21/22	USD	110.00	USD	4,753	(73,365)
CDK Global, Inc.	223	01/21/22	USD	42.55	USD	931	(17,622)
Ciena Corp.	235	01/21/22	USD	65.00	USD	1,809	(290,812)
Ciena Corp.	57	01/21/22	USD	75.00	USD	439	(17,670)
Cisco Systems, Inc.	257	01/21/22	USD	60.00	USD	1,629	(89,950)
Comcast Corp., Class A	440	01/21/22	USD	55.00	USD	2,215	(2,860)
ConocoPhillips	359	01/21/22	USD	75.00	USD	2,591	(32,490)
Corteva, Inc.	359	01/21/22	USD	50.00	USD	1,697	(7,180)
Dollar General Corp.	61	01/21/22	USD	230.00	USD	1,439	(46,970)
Dollar Tree, Inc.	123	01/21/22	USD	130.00	USD	1,728	(139,912)
EQT Corp.	1,119	01/21/22	USD	22.00	USD	2,441	(100,710)
Fidelity National Financial, Inc.	112	01/21/22	USD	51.69	USD	584	(16,582)
FleetCor Technologies, Inc.	58	01/21/22	USD	230.00	USD	1,298	(17,400)
Fortive Corp.	693	01/21/22	USD	78.73	USD	5,287	(48,618)
Fox Corp., Class A	136	01/21/22	USD	43.00	USD	502	(2,720)
General Motors Co.	176	01/21/22	USD	65.00	USD	1,032	(5,016)
General Motors Co.	753	01/21/22	USD	62.50	USD	4,415	(46,309)
Humana, Inc.	26	01/21/22	USD	450.00	USD	1,206	(48,880)
Intercontinental Exchange, Inc.	327	01/21/22	USD	135.00	USD	4,472	(103,005)
JPMorgan Chase & Co.	255	01/21/22	USD	165.00	USD	4,038	(19,763)

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Laboratory Corp. of America Holdings	101	01/21/22	USD	300.00	USD	3,174	$(170,690)
Microsoft Corp.	387	01/21/22	USD	340.00	USD	13,016	(190,597)
Mondelez International, Inc., Class A	279	01/21/22	USD	65.00	USD	1,850	(48,825)
Morgan Stanley	147	01/21/22	USD	100.00	USD	1,443	(26,166)
Novo Nordisk A/S, ADR	573	01/21/22	USD	115.00	USD	6,418	(60,165)
O’Reilly Automotive, Inc.	35	01/21/22	USD	650.00	USD	2,472	(204,050)
Otis Worldwide Corp.	435	01/21/22	USD	87.53	USD	3,788	(52,746)
Progressive Corp.	225	01/21/22	USD	105.00	USD	2,310	(17,438)
Quanta Services, Inc.	117	01/21/22	USD	120.00	USD	1,342	(12,870)
Ross Stores, Inc.	77	01/21/22	USD	120.00	USD	880	(4,235)
Sanofi, ADR	262	01/21/22	USD	50.00	USD	1,313	(26,855)
Sealed Air Corp.	982	01/21/22	USD	67.41	USD	6,626	(122,514)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	14	01/21/22	USD	130.00	USD	168	(868)
Unilever PLC, ADR	165	01/21/22	USD	52.50	USD	888	(26,400)
UnitedHealth Group, Inc.	34	01/21/22	USD	490.00	USD	1,707	(66,640)
Veeva Systems, Inc., Class A	123	01/21/22	USD	340.00	USD	3,142	(49,200)
World Wrestling Entertainment, Inc., Class A	447	01/21/22	USD	60.00	USD	2,205	(6,705)
Alphabet Inc., Class A	54	01/28/22	USD	2,975.00	USD	15,644	(184,950)
Amazon.com, Inc.	8	01/28/22	USD	3,500.00	USD	2,667	(30,140)
Apple, Inc.	232	01/28/22	USD	177.50	USD	4,120	(136,880)
Applied Materials, Inc.	354	01/28/22	USD	160.00	USD	5,571	(161,955)
Bank of America Corp.	128	01/28/22	USD	46.00	USD	569	(8,256)
Berkshire Hathaway, Inc., Class B	152	01/28/22	USD	305.00	USD	4,545	(38,228)
Capital One Financial Corp.	426	01/28/22	USD	155.00	USD	6,181	(66,669)
Ciena Corp.	225	01/28/22	USD	70.00	USD	1,732	(173,812)
Ciena Corp.	58	01/28/22	USD	75.00	USD	446	(21,286)
Cisco Systems, Inc.	1,077	01/28/22	USD	60.00	USD	6,825	(368,872)
ConocoPhillips	676	01/28/22	USD	75.00	USD	4,879	(84,500)
Dollar General Corp.	144	01/28/22	USD	230.00	USD	3,396	(120,240)
Dollar Tree, Inc.	409	01/28/22	USD	150.00	USD	5,747	(51,125)
Fox Corp., Class A	31	01/28/22	USD	39.00	USD	114	(1,473)
General Motors Co.	45	01/28/22	USD	61.00	USD	264	(5,715)
JPMorgan Chase & Co.	188	01/28/22	USD	165.00	USD	2,977	(20,680)
Las Vegas Sands Corp.	116	01/28/22	USD	39.00	USD	437	(16,240)
Microsoft Corp.	258	01/28/22	USD	345.00	USD	8,677	(132,225)
Norfolk Southern Corp.	90	01/28/22	USD	290.00	USD	2,679	(109,800)
Ross Stores, Inc.	22	01/28/22	USD	118.00	USD	251	(3,795)
UnitedHealth Group, Inc.	34	01/28/22	USD	485.00	USD	1,707	(83,045)
World Wrestling Entertainment, Inc., Class A	369	01/28/22	USD	54.75	USD	1,821	(19,946)
Fidelity National Information Services, Inc.	117	02/04/22	USD	113.00	USD	1,277	(35,537)
Ross Stores, Inc.	77	02/04/22	USD	115.00	USD	880	(25,025)
Apple, Inc.	334	02/11/22	USD	185.00	USD	5,931	(124,415)
Comcast Corp., Class A	234	02/11/22	USD	52.25	USD	1,178	(19,729)
Microsoft Corp.	210	02/11/22	USD	345.00	USD	7,063	(154,875)
Veeva Systems, Inc., Class A	61	02/14/22	USD	281.00	USD	1,558	(24,180)
Avantor, Inc.	265	02/18/22	USD	40.00	USD	1,117	(91,425)
Axalta Coating Systems Ltd.	645	02/18/22	USD	33.00	USD	2,136	(64,500)
Bank of America Corp.	57	02/18/22	USD	47.00	USD	254	(4,076)
CBRE Group, Inc., Class A	402	02/18/22	USD	110.00	USD	4,362	(130,650)
CDK Global, Inc.	223	02/18/22	USD	44.00	USD	931	(17,399)
Cisco Systems, Inc.	488	02/18/22	USD	60.00	USD	3,092	(204,960)
ConocoPhillips	52	02/18/22	USD	77.50	USD	375	(7,462)
ConocoPhillips	61	02/18/22	USD	75.00	USD	440	(13,176)
ConocoPhillips	358	02/18/22	USD	72.50	USD	2,584	(117,245)
Corteva, Inc.	234	02/18/22	USD	49.00	USD	1,106	(30,420)
Facebook, Inc., Class A	94	02/18/22	USD	365.00	USD	3,162	(58,515)
Fidelity National Financial, Inc.	574	02/18/22	USD	51.72	USD	2,995	(112,451)
Fidelity National Information Services, Inc.	119	02/18/22	USD	115.00	USD	1,299	(37,783)
FleetCor Technologies, Inc.	58	02/18/22	USD	240.00	USD	1,298	(25,230)
Fortive Corp.	656	02/18/22	USD	75.00	USD	5,005	(216,480)
General Motors Co.	294	02/18/22	USD	60.00	USD	1,724	(77,028)
JPMorgan Chase & Co.	82	02/18/22	USD	170.00	USD	1,298	(8,692)

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Mondelez International, Inc., Class A	230	02/18/22	USD	67.50	USD	1,525	$(25,875)
Mondelez International, Inc., Class A	2	02/18/22	USD	65.00	USD	13	(505)
O’Reilly Automotive, Inc.	40	02/18/22	USD	700.00	USD	2,825	(116,600)
Otis Worldwide Corp.	143	02/18/22	USD	87.00	USD	1,245	(42,758)
Progressive Corp.	113	02/18/22	USD	97.50	USD	1,160	(75,710)
Progressive Corp.	159	02/18/22	USD	105.00	USD	1,632	(44,122)
Ross Stores, Inc.	151	02/18/22	USD	115.00	USD	1,726	(59,645)
Sealed Air Corp.	251	02/18/22	USD	70.00	USD	1,693	(40,788)
Unilever PLC, ADR	519	02/18/22	USD	55.00	USD	2,792	(46,710)
Visa, Inc., Class A	38	02/18/22	USD	230.00	USD	823	(10,773)
CDK Global, Inc.	275	02/25/22	USD	43.00	USD	1,148	(33,039)
Comcast Corp., Class A	439	02/25/22	USD	51.75	USD	2,209	(56,988)
JPMorgan Chase & Co.	113	03/18/22	USD	165.00	USD	1,789	(38,138)

							$(12,186,959)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
BAE Systems PLC, ADR	Credit Suisse International	45,000	01/11/22	USD	31.38	USD	1,340	$(674)
EQT Corp.	Morgan Stanley & Co. International PLC	96,500	01/11/22	USD	22.62	USD	2,105	(37,779)
Corteva, Inc.	Citibank N.A.	46,400	01/13/22	USD	48.86	USD	2,194	(17,911)
BAE Systems PLC, ADR	Credit Suisse International	35,200	01/20/22	USD	29.82	USD	1,048	(15,489)
BAE Systems PLC, ADR	Credit Suisse International	25,250	01/20/22	USD	31.07	USD	752	(2,246)
Corteva, Inc.	Citibank N.A.	46,500	01/31/22	USD	49.81	USD	2,199	(17,243)
Intercontinental Exchange, Inc.	Citibank N.A.	30,700	01/31/22	USD	136.42	USD	4,199	(86,194)
Ally Financial, Inc.	Citibank N.A.	38,200	02/08/22	USD	50.00	USD	1,819	(36,957)
Ally Financial, Inc.	Citibank N.A.	38,200	02/25/22	USD	50.48	USD	1,819	(47,684)

								$(262,177)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$4,604,872	$(5,203,437)	$(12,449,136)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$12,449,136	$—	$—	$—	$12,449,136

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(73,206)	$—	$—	$—	$(73,206)
Options written	—	—	(27,217,173)	—	—	—	(27,217,173)

	$—	$—	$(27,290,379)	$—	$—	$—	$(27,290,379)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(73,853)	$—	$—	$—	$(73,853)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$11,145,081

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$12,449,136

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	12,449,136

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(12,186,959)

Total derivative assets and liabilities subject to an MNA	$—	$262,177

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)

Citibank N.A.	$205,989	$—	$—	$(205,989)	$—
Credit Suisse International	18,409	—	—	—	18,409
Morgan Stanley & Co. International PLC	37,779	—	—	—	37,779

	$262,177	$—	$—	$(205,989)	$56,188

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$977,755,220	$—	$—	$977,755,220
Short-Term Securities
Money Market Funds	10,297,753	—	—	10,297,753

	$988,052,973	$—	$—	$988,052,973

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(9,581,718)	$(2,867,418)	$—	$(12,449,136)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.0%
BAE Systems PLC	4,468,146	$33,319,819
Huntington Ingalls Industries, Inc.(a)	25,743	4,807,248
Lockheed Martin Corp.(a)	22,100	7,854,561
Raytheon Technologies Corp.(a)	131,690	11,333,242

		57,314,870

Auto Components — 0.8%
Lear Corp.(a)	78,367	14,337,243

Automobiles — 2.0%
General Motors Co.(a)(b)	643,807	37,746,404

Banks — 11.5%
Bank of America Corp.(a)	1,104,331	49,131,686
Citigroup, Inc.(a)(c)	925,758	55,906,526
First Citizens BancShares, Inc., Class A	19,223	15,952,014
JPMorgan Chase & Co.(a)	160,833	25,467,906
Wells Fargo & Co.(a)(c)	1,521,080	72,981,418

		219,439,550

Beverages(a) — 2.4%
Coca-Cola Co.	317,289	18,786,682
Constellation Brands, Inc., Class A	104,406	26,202,774

		44,989,456

Capital Markets(a) — 4.7%
Apollo Global Management, Inc.	227,280	16,461,890
Charles Schwab Corp.	298,384	25,094,095
Morgan Stanley	231,488	22,722,862
Raymond James Financial, Inc.	241,795	24,276,218

		88,555,065

Chemicals(a) — 1.6%
Corteva, Inc.	238,321	11,267,817
DuPont de Nemours, Inc.	75,815	6,124,335
PPG Industries, Inc.	78,961	13,616,035

		31,008,187

Communications Equipment — 3.0%
Cisco Systems, Inc.(a)	887,197	56,221,674

Consumer Finance — 0.7%
Capital One Financial Corp.(a)	93,898	13,623,661

Containers & Packaging — 0.9%
Sealed Air Corp.(a)	245,600	16,570,632

Diversified Financial Services — 0.9%
Equitable Holdings, Inc.(a)	501,990	16,460,252

Diversified Telecommunication Services — 1.3%
Verizon Communications, Inc.(a)(c)	469,505	24,395,480

Electric Utilities — 0.8%
American Electric Power Co., Inc.(a)	101,446	9,025,651
Edison International	76,928	5,250,336

		14,275,987

Entertainment — 0.6%
Activision Blizzard, Inc.(a)	161,690	10,757,236

Health Care Equipment & Supplies — 5.0%
Alcon, Inc.	100,495	8,864,196
Becton Dickinson and Co.(a)	19,960	5,019,541
Koninklijke Philips NV	504,033	18,655,069

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Medtronic PLC(a)	365,515	$37,812,527
Zimmer Biomet Holdings, Inc.(a)	199,398	25,331,522

		95,682,855

Health Care Providers & Services — 9.3%
Anthem, Inc.(a)	128,032	59,347,953
Cigna Corp.(a)	117,905	27,074,525
CVS Health Corp.(a)	246,486	25,427,496
Humana, Inc.(a)	61,965	28,743,085
Laboratory Corp. of America Holdings(b)	16,656	5,233,482
McKesson Corp.(a)	51,257	12,740,953
UnitedHealth Group, Inc.(a)	37,866	19,014,033

		177,581,527

Household Durables — 1.5%
Newell Brands, Inc.(a)(c)	646,089	14,110,584
Panasonic Corp.	1,326,900	14,586,329

		28,696,913

Household Products — 0.3%
Reckitt Benckiser Group PLC	77,130	6,639,629

Industrial Conglomerates — 2.2%
General Electric Co.(a)	295,321	27,898,975
Siemens AG, Registered Shares	80,529	13,947,847

		41,846,822

Insurance(a) — 7.5%
Allstate Corp.	71,326	8,391,504
American International Group, Inc.	1,020,299	58,014,201
Fidelity National Financial, Inc.	438,422	22,876,860
MetLife, Inc.	381,601	23,846,246
Progressive Corp.	85,350	8,761,178
Willis Towers Watson PLC	88,700	21,065,363

		142,955,352

IT Services(a) — 5.0%
Cognizant Technology Solutions Corp., Class A	425,107	37,715,493
Fidelity National Information Services, Inc.	303,787	33,158,351
Visa, Inc., Class A(c)	108,065	23,418,766

		94,292,610

Machinery — 1.0%
Komatsu Ltd.	852,800	19,943,569

Media(a) — 3.1%
Comcast Corp., Class A	691,067	34,781,402
Fox Corp., Class A	672,745	24,824,291

		59,605,693

Multiline Retail — 1.5%
Dollar General Corp.(a)	119,561	28,196,071

Multi-Utilities — 3.1%
Ameren Corp.	85,777	7,635,011
CenterPoint Energy, Inc.(a)	532,930	14,874,076
NiSource, Inc.(a)	432,389	11,938,260
Public Service Enterprise Group, Inc.(a)	220,567	14,718,436
Sempra Energy(a)	79,210	10,477,899

		59,643,682

Oil, Gas & Consumable Fuels — 6.4%
BP PLC	7,597,042	34,039,468
ConocoPhillips(a)	405,932	29,300,172
Enterprise Products Partners LP(a)	1,487,454	32,664,490
EQT Corp.(a)(b)	329,440	7,185,086

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Hess Corp.(a)	114,120	$8,448,303
Marathon Petroleum Corp.(a)	168,318	10,770,669

		122,408,188

Personal Products — 2.0%
Unilever PLC, ADR(a)	710,956	38,242,323

Pharmaceuticals — 5.8%
AstraZeneca PLC	340,738	39,787,750
Bayer AG, Registered Shares	499,137	26,656,053
Merck & Co., Inc.(a)	58,280	4,466,579
Sanofi	396,988	39,835,346

		110,745,728

Professional Services — 1.0%
Leidos Holdings, Inc.(a)	216,606	19,256,273

Road & Rail — 1.0%
Union Pacific Corp.(a)	77,197	19,448,240

Semiconductors & Semiconductor Equipment — 0.4%
Analog Devices, Inc.(a)	47,450	8,340,286

Software(a) — 2.9%
CDK Global, Inc.	452,812	18,900,373
Microsoft Corp.	25,737	8,655,868
SS&C Technologies Holdings, Inc.	333,334	27,326,721

		54,882,962

Specialty Retail — 1.6%
Ross Stores, Inc.(a)	266,943	30,506,246

Technology Hardware, Storage & Peripherals — 0.7%
Samsung Electronics Co. Ltd., Registered Shares, GDR	8,041	13,222,787

Tobacco — 1.4%
Altria Group, Inc.(a)	208,332	9,872,853
British American Tobacco PLC	437,385	16,240,852

		26,113,705

Security	Shares	Value

Wireless Telecommunication Services — 1.3%
Rogers Communications, Inc., Class B	525,550	$25,023,816

Total Long-Term Investments — 98.2% (Cost: $1,393,556,881)		1,868,970,974

Short-Term Securities

Money Market Funds — 3.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(d)(e)	62,262,015	62,262,015

Total Short-Term Securities — 3.3% (Cost: $62,262,015)		62,262,015

Total Investments Before Options Written — 101.5% (Cost: $1,455,818,896)		1,931,232,989

Options Written — (1.3)% (Premiums Received: $(23,604,331))		(25,447,836)

Total Investments, Net of Options Written — 100.2% (Cost: $1,432,214,565)		1,905,785,153
Liabilities in Excess of Other Assets — (0.2)%		(2,947,037)

Net Assets — 100.0%		$1,902,838,116

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Affiliate of the Trust.
(e)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$12,016,637	$50,245,378	(a)	$—	$—	$—	$62,262,015	62,262,015	$2,794		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	0	(a)	—	—	—	—	—	4,054	(c)	—

					$—	$—	$62,262,015		$6,848		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Activision Blizzard, Inc.	304	01/07/22	USD	65.00	USD	2,023	$(64,752)
American International Group, Inc.	1,345	01/07/22	USD	60.15	USD	7,648	(3,373)
Analog Devices, Inc.	162	01/07/22	USD	185.00	USD	2,847	(12,555)
Anthem, Inc.	223	01/07/22	USD	415.00	USD	10,337	(1,087,125)
Bank of America Corp.	1,587	01/07/22	USD	46.00	USD	7,061	(14,283)
CDK Global, Inc.	1,016	01/07/22	USD	44.62	USD	4,241	(3,470)
Cigna Corp.	170	01/07/22	USD	215.00	USD	3,904	(259,250)
Cisco Systems, Inc.	2,078	01/07/22	USD	59.39	USD	13,168	(756,544)
Citigroup, Inc.	490	01/07/22	USD	67.00	USD	2,959	(1,470)
Coca-Cola Co.	201	01/07/22	USD	57.23	USD	1,190	(39,993)
Comcast Corp., Class A	843	01/07/22	USD	53.00	USD	4,243	(4,637)
ConocoPhillips	885	01/07/22	USD	76.00	USD	6,388	(12,833)
Corteva, Inc.	77	01/07/22	USD	50.13	USD	364	(125)
Enterprise Products Partners LP	1,235	01/07/22	USD	22.00	USD	2,712	(21,613)
Fox Corp., Class A	1,052	01/07/22	USD	40.26	USD	3,882	(1,971)
General Electric Co.	585	01/07/22	USD	102.00	USD	5,526	(1,755)
Humana, Inc.	196	01/07/22	USD	450.00	USD	9,092	(297,920)
Lockheed Martin Corp.	98	01/07/22	USD	340.00	USD	3,483	(160,720)
Marathon Petroleum Corp.	131	01/07/22	USD	67.00	USD	838	(2,358)
Medtronic PLC	222	01/07/22	USD	109.00	USD	2,297	(3,441)
MetLife, Inc.	361	01/07/22	USD	63.00	USD	2,256	(21,299)
Microsoft Corp.	21	01/07/22	USD	330.00	USD	706	(16,748)
Morgan Stanley	431	01/07/22	USD	102.00	USD	4,231	(7,974)
Unilever PLC, ADR	1,650	01/07/22	USD	53.10	USD	8,875	(148,467)
Union Pacific Corp.	125	01/07/22	USD	245.00	USD	3,149	(94,687)
Verizon Communications, Inc.	277	01/07/22	USD	52.30	USD	1,439	(5,402)
Visa, Inc., Class A	163	01/07/22	USD	210.00	USD	3,532	(118,990)
Wells Fargo & Co.	1,803	01/07/22	USD	51.00	USD	8,651	(6,311)
Comcast Corp., Class A	689	01/10/22	USD	54.25	USD	3,468	(1,124)
CVS Health Corp.	418	01/10/22	USD	94.25	USD	4,312	(373,542)
Medtronic PLC	218	01/10/22	USD	123.00	USD	2,255	—
Enterprise Products Partners LP	1,820	01/12/22	USD	22.90	USD	3,997	(7,114)
Activision Blizzard, Inc.	285	01/14/22	USD	65.00	USD	1,896	(73,815)
American International Group, Inc.	472	01/14/22	USD	56.00	USD	2,684	(77,408)
Analog Devices, Inc.	105	01/14/22	USD	195.00	USD	1,846	(50,400)
Anthem, Inc.	156	01/14/22	USD	455.00	USD	7,231	(198,900)
Apollo Global Management, Inc.	399	01/14/22	USD	74.00	USD	2,890	(43,890)
Bank of America Corp.	219	01/14/22	USD	45.00	USD	974	(12,483)
Bank of America Corp.	220	01/14/22	USD	46.00	USD	979	(5,940)
Capital One Financial Corp.	100	01/14/22	USD	160.00	USD	1,451	(9,650)
Charles Schwab Corp.	777	01/14/22	USD	80.00	USD	6,535	(353,535)
Cigna Corp.	274	01/14/22	USD	225.00	USD	6,292	(201,390)
Cisco Systems, Inc.	1,040	01/14/22	USD	58.00	USD	6,590	(556,400)
Coca-Cola Co.	553	01/14/22	USD	56.00	USD	3,274	(183,872)
Comcast Corp., Class A	689	01/14/22	USD	54.25	USD	3,468	(3,016)
ConocoPhillips	81	01/14/22	USD	75.00	USD	585	(5,265)
Constellation Brands, Inc., Class A	226	01/14/22	USD	245.00	USD	5,672	(211,310)
Dollar General Corp.	225	01/14/22	USD	225.00	USD	5,306	(254,250)
Enterprise Products Partners LP	1,135	01/14/22	USD	21.50	USD	2,492	(70,370)
Fox Corp., Class A	601	01/14/22	USD	37.00	USD	2,218	(48,080)
Humana, Inc.	35	01/14/22	USD	470.00	USD	1,624	(16,013)
JPMorgan Chase & Co.	87	01/14/22	USD	165.00	USD	1,378	(4,481)
Microsoft Corp.	18	01/14/22	USD	345.00	USD	605	(3,456)
Morgan Stanley	105	01/14/22	USD	104.00	USD	1,031	(2,415)
Morgan Stanley	422	01/14/22	USD	103.00	USD	4,142	(15,403)
PPG Industries, Inc.	290	01/14/22	USD	165.00	USD	5,001	(232,000)
Raytheon Technologies Corp.	181	01/14/22	USD	87.00	USD	1,558	(15,385)
Union Pacific Corp.	122	01/14/22	USD	250.00	USD	3,074	(57,340)
Verizon Communications, Inc.	686	01/14/22	USD	51.00	USD	3,564	(77,175)
Visa, Inc., Class A	163	01/14/22	USD	220.00	USD	3,532	(34,393)

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Wells Fargo & Co.	1,451	01/14/22	USD	52.00	USD	6,962	$(17,412)
Allstate Corp.	267	01/21/22	USD	120.00	USD	3,141	(31,372)
Altria Group, Inc.	588	01/21/22	USD	46.00	USD	2,787	(103,446)
American Electric Power Co., Inc.	200	01/21/22	USD	85.00	USD	1,779	(85,000)
American Electric Power Co., Inc.	85	01/21/22	USD	87.50	USD	756	(18,488)
American International Group, Inc.	623	01/21/22	USD	60.00	USD	3,542	(15,887)
Anthem, Inc.	220	01/21/22	USD	450.00	USD	10,198	(391,600)
Apollo Global Management, Inc.	374	01/21/22	USD	80.00	USD	2,709	(7,480)
Bank of America Corp.	1,062	01/21/22	USD	48.00	USD	4,725	(16,461)
Becton Dickinson and Co.	112	01/21/22	USD	260.00	USD	2,817	(21,280)
Capital One Financial Corp.	227	01/21/22	USD	164.40	USD	3,294	(3,405)
CDK Global, Inc.	460	01/21/22	USD	42.55	USD	1,920	(36,351)
CenterPoint Energy, Inc.	1,406	01/21/22	USD	27.00	USD	3,924	(154,660)
Charles Schwab Corp.	380	01/21/22	USD	82.50	USD	3,196	(116,850)
Cigna Corp.	91	01/21/22	USD	220.00	USD	2,090	(103,740)
Cisco Systems, Inc.	900	01/21/22	USD	60.00	USD	5,703	(315,000)
Citigroup, Inc.	2,405	01/21/22	USD	70.00	USD	14,524	(13,228)
Cognizant Technology Solutions Corp., Class A	256	01/21/22	USD	85.00	USD	2,271	(108,800)
Cognizant Technology Solutions Corp., Class A	141	01/21/22	USD	82.50	USD	1,251	(90,945)
Comcast Corp., Class A	283	01/21/22	USD	55.00	USD	1,424	(1,840)
ConocoPhillips	56	01/21/22	USD	75.00	USD	404	(5,068)
Constellation Brands, Inc., Class A	210	01/21/22	USD	235.00	USD	5,270	(366,450)
Corteva, Inc.	526	01/21/22	USD	50.00	USD	2,487	(10,520)
CVS Health Corp.	492	01/21/22	USD	95.00	USD	5,075	(413,280)
Dollar General Corp.	263	01/21/22	USD	230.00	USD	6,202	(202,510)
DuPont de Nemours, Inc.	192	01/21/22	USD	80.00	USD	1,551	(42,816)
Enterprise Products Partners LP	1,806	01/21/22	USD	25.00	USD	3,966	(3,612)
EQT Corp.	108	01/21/22	USD	22.00	USD	236	(9,720)
EQT Corp.	600	01/21/22	USD	24.00	USD	1,309	(19,500)
Equitable Holdings, Inc.	967	01/21/22	USD	35.00	USD	3,171	(16,923)
Fidelity National Financial, Inc.	1,426	01/21/22	USD	51.69	USD	7,441	(211,128)
Fidelity National Information Services, Inc.	143	01/21/22	USD	125.00	USD	1,561	(3,218)
Fidelity National Information Services, Inc.	102	01/21/22	USD	110.00	USD	1,113	(26,775)
Fox Corp., Class A	948	01/21/22	USD	43.00	USD	3,498	(18,960)
General Electric Co.	800	01/21/22	USD	110.00	USD	7,558	(3,600)
General Motors Co.	309	01/21/22	USD	62.50	USD	1,812	(19,004)
Hess Corp.	313	01/21/22	USD	78.00	USD	2,317	(32,082)
Humana, Inc.	118	01/21/22	USD	450.00	USD	5,474	(221,840)
Huntington Ingalls Industries, Inc.	73	01/21/22	USD	196.00	USD	1,363	(14,484)
JPMorgan Chase & Co.	274	01/21/22	USD	165.00	USD	4,339	(21,235)
Lear Corp.	177	01/21/22	USD	190.00	USD	3,238	(52,657)
Leidos Holdings, Inc.	453	01/21/22	USD	95.00	USD	4,027	(11,325)
Lockheed Martin Corp.	26	01/21/22	USD	355.00	USD	924	(14,170)
Marathon Petroleum Corp.	131	01/21/22	USD	67.50	USD	838	(7,533)
Marathon Petroleum Corp.	165	01/21/22	USD	65.00	USD	1,056	(21,863)
McKesson Corp.	82	01/21/22	USD	230.00	USD	2,038	(155,390)
Medtronic PLC	246	01/21/22	USD	125.00	USD	2,545	(1,230)
Merck & Co., Inc.	163	01/21/22	USD	85.00	USD	1,249	(1,304)
MetLife, Inc.	711	01/21/22	USD	65.00	USD	4,443	(27,729)
Microsoft Corp.	51	01/21/22	USD	340.00	USD	1,715	(25,117)
Morgan Stanley	510	01/21/22	USD	100.00	USD	5,006	(90,780)
Newell Brands, Inc.	1,440	01/21/22	USD	24.00	USD	3,145	(14,400)
NiSource, Inc.	1,484	01/21/22	USD	25.61	USD	4,097	(299,370)
PPG Industries, Inc.	155	01/21/22	USD	170.00	USD	2,673	(83,700)
Progressive Corp.	189	01/21/22	USD	105.00	USD	1,940	(14,648)
Public Service Enterprise Group, Inc.	439	01/21/22	USD	63.41	USD	2,929	(152,092)
Raytheon Technologies Corp.	326	01/21/22	USD	90.00	USD	2,806	(7,661)
Rogers Communications Inc., Class B	602	01/21/22	CAD	60.00	CAD	3,626	(52,826)
Ross Stores, Inc.	486	01/21/22	USD	120.00	USD	5,554	(26,730)
Sealed Air Corp.	216	01/21/22	USD	67.41	USD	1,457	(26,948)
Sealed Air Corp.	125	01/21/22	USD	65.00	USD	843	(35,000)
SS&C Technologies Holdings, Inc.	419	01/21/22	USD	80.00	USD	3,435	(86,942)

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Unilever PLC, ADR	897	01/21/22	USD	52.50	USD	4,825	$(143,520)
UnitedHealth Group, Inc.	24	01/21/22	USD	460.00	USD	1,205	(107,220)
UnitedHealth Group, Inc.	95	01/21/22	USD	490.00	USD	4,770	(186,200)
Verizon Communications, Inc.	1,353	01/21/22	USD	52.50	USD	7,030	(46,002)
Visa, Inc., Class A	35	01/21/22	USD	230.00	USD	758	(2,118)
Wells Fargo & Co.	1,452	01/21/22	USD	52.50	USD	6,967	(22,506)
Willis Towers Watson PLC	143	01/21/22	USD	240.00	USD	3,396	(44,687)
Zimmer Biomet Holdings, Inc.	450	01/21/22	USD	140.00	USD	5,717	(13,500)
NiSource, Inc.	955	01/27/22	USD	26.33	USD	2,637	(127,693)
American International Group, Inc.	945	01/28/22	USD	58.00	USD	5,373	(99,225)
Apollo Global Management, Inc.	477	01/28/22	USD	73.00	USD	3,455	(110,902)
Bank of America Corp.	2,221	01/28/22	USD	46.00	USD	9,881	(143,254)
Capital One Financial Corp.	202	01/28/22	USD	155.00	USD	2,931	(31,613)
Cisco Systems, Inc.	638	01/28/22	USD	60.00	USD	4,043	(218,515)
Citigroup, Inc.	1,475	01/28/22	USD	64.00	USD	8,908	(70,800)
Coca-Cola Co.	1,036	01/28/22	USD	60.00	USD	6,134	(55,944)
ConocoPhillips	337	01/28/22	USD	75.00	USD	2,432	(42,125)
Constellation Brands, Inc., Class A	138	01/28/22	USD	245.00	USD	3,463	(141,450)
CVS Health Corp.	480	01/28/22	USD	102.00	USD	4,952	(132,240)
Dollar General Corp.	186	01/28/22	USD	230.00	USD	4,386	(155,310)
DuPont de Nemours, Inc.	238	01/28/22	USD	80.00	USD	1,923	(74,375)
Enterprise Products Partners LP	2,397	01/28/22	USD	21.50	USD	5,264	(176,179)
Fox Corp., Class A	1,195	01/28/22	USD	39.00	USD	4,410	(56,762)
General Electric Co.	283	01/28/22	USD	104.00	USD	2,674	(15,282)
General Motors Co.	1,046	01/28/22	USD	61.00	USD	6,133	(132,842)
JPMorgan Chase & Co.	257	01/28/22	USD	165.00	USD	4,070	(28,270)
Marathon Petroleum Corp.	442	01/28/22	USD	66.00	USD	2,828	(61,438)
McKesson Corp.	68	01/28/22	USD	235.00	USD	1,690	(107,780)
Medtronic PLC	766	01/28/22	USD	117.00	USD	7,924	(57,450)
Merck & Co., Inc.	83	01/28/22	USD	75.00	USD	636	(22,037)
MetLife, Inc.	368	01/28/22	USD	62.00	USD	2,300	(71,392)
MetLife, Inc.	306	01/28/22	USD	64.00	USD	1,912	(28,611)
Microsoft Corp.	55	01/28/22	USD	345.00	USD	1,850	(28,187)
Ross Stores, Inc.	268	01/28/22	USD	118.00	USD	3,063	(46,230)
Union Pacific Corp.	177	01/28/22	USD	250.00	USD	4,459	(130,095)
UnitedHealth Group, Inc.	95	01/28/22	USD	485.00	USD	4,770	(232,037)
Verizon Communications, Inc.	1,154	01/28/22	USD	51.25	USD	5,996	(125,066)
Wells Fargo & Co.	661	01/28/22	USD	52.00	USD	3,171	(20,822)
American International Group, Inc.	1,228	02/04/22	USD	56.25	USD	6,982	(281,458)
CenterPoint Energy, Inc.	984	02/04/22	USD	27.90	USD	2,746	(68,601)
Fidelity National Information Services, Inc.	545	02/04/22	USD	113.00	USD	5,949	(165,537)
Ross Stores, Inc.	448	02/04/22	USD	115.00	USD	5,120	(145,600)
Comcast Corp., Class A	853	02/11/22	USD	52.25	USD	4,293	(71,917)
Activision Blizzard, Inc.	154	02/18/22	USD	72.50	USD	1,025	(25,872)
Allstate Corp.	140	02/18/22	USD	113.00	USD	1,647	(88,951)
Altria Group, Inc.	560	02/18/22	USD	48.25	USD	2,654	(57,388)
American Electric Power Co., Inc.	286	02/18/22	USD	87.50	USD	2,545	(82,225)
American International Group, Inc.	1,144	02/18/22	USD	60.00	USD	6,505	(123,552)
Bank of America Corp.	762	02/18/22	USD	47.00	USD	3,390	(54,483)
CDK Global, Inc.	370	02/18/22	USD	44.00	USD	1,544	(28,869)
CenterPoint Energy, Inc.	1,074	02/18/22	USD	27.00	USD	2,998	(144,990)
Charles Schwab Corp.	484	02/18/22	USD	85.00	USD	4,070	(141,086)
Cigna Corp.	113	02/18/22	USD	230.00	USD	2,595	(98,875)
Cisco Systems, Inc.	479	02/18/22	USD	60.00	USD	3,035	(201,180)
Citigroup, Inc.	853	02/18/22	USD	67.50	USD	5,151	(26,016)
Cognizant Technology Solutions Corp., Class A	310	02/18/22	USD	85.00	USD	2,750	(172,050)
ConocoPhillips	447	02/18/22	USD	77.50	USD	3,226	(64,144)
ConocoPhillips	426	02/18/22	USD	75.00	USD	3,075	(92,016)
Corteva, Inc.	756	02/18/22	USD	49.00	USD	3,574	(98,280)
Equitable Holdings, Inc.	1,093	02/18/22	USD	32.73	USD	3,584	(169,473)
Fidelity National Financial, Inc.	1,047	02/18/22	USD	51.72	USD	5,463	(205,116)
Fidelity National Information Services, Inc.	353	02/18/22	USD	115.00	USD	3,853	(112,077)

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Fidelity National Information Services, Inc.	102	02/18/22	USD	110.00	USD	1,113	$(51,000)
General Motors Co.	1,287	02/18/22	USD	60.00	USD	7,546	(337,194)
Hess Corp.	314	02/18/22	USD	82.50	USD	2,325	(43,960)
Huntington Ingalls Industries, Inc.	72	02/18/22	USD	196.25	USD	1,345	(30,653)
JPMorgan Chase & Co.	87	02/18/22	USD	170.00	USD	1,378	(9,222)
Lear Corp.	255	02/18/22	USD	195.00	USD	4,665	(103,912)
Leidos Holdings, Inc.	769	02/18/22	USD	90.00	USD	6,836	(217,242)
Marathon Petroleum Corp.	80	02/18/22	USD	70.00	USD	512	(7,320)
McKesson Corp.	131	02/18/22	USD	230.00	USD	3,256	(289,510)
Medtronic PLC	99	02/18/22	USD	120.00	USD	1,024	(1,287)
Medtronic PLC	460	02/18/22	USD	105.00	USD	4,759	(117,300)
Merck & Co., Inc.	83	02/18/22	USD	77.50	USD	636	(17,721)
MetLife, Inc.	352	02/18/22	USD	65.00	USD	2,200	(37,312)
Progressive Corp.	159	02/18/22	USD	97.50	USD	1,632	(106,530)
Progressive Corp.	134	02/18/22	USD	105.00	USD	1,376	(37,185)
Public Service Enterprise Group, Inc.	1,212	02/18/22	USD	66.16	USD	8,088	(254,931)
Raymond James Financial, Inc.	787	02/18/22	USD	100.00	USD	7,901	(314,800)
Raymond James Financial, Inc.	542	02/18/22	USD	105.00	USD	5,442	(116,530)
Raytheon Technologies Corp.	236	02/18/22	USD	86.25	USD	2,031	(63,575)
Rogers Communications Inc., Class B	687	02/18/22	CAD	60.00	CAD	4,138	(98,302)
Ross Stores, Inc.	266	02/18/22	USD	115.00	USD	3,040	(105,070)
Sealed Air Corp.	641	02/18/22	USD	70.00	USD	4,325	(104,162)
Sempra Energy	102	02/18/22	USD	130.00	USD	1,349	(52,020)
SS&C Technologies Holdings, Inc.	478	02/18/22	USD	80.00	USD	3,919	(179,250)
Unilever PLC, ADR	1,464	02/18/22	USD	55.00	USD	7,875	(131,760)
Visa, Inc., Class A	174	02/18/22	USD	230.00	USD	3,771	(49,329)
Wells Fargo & Co.	719	02/18/22	USD	52.50	USD	3,450	(37,028)
Willis Towers Watson PLC	344	02/18/22	USD	240.00	USD	8,170	(232,200)
Zimmer Biomet Holdings, Inc.	675	02/18/22	USD	125.00	USD	8,575	(452,250)
CDK Global, Inc.	710	02/25/22	USD	43.00	USD	2,964	(85,300)
Comcast Corp., Class A	542	02/25/22	USD	51.75	USD	2,728	(70,359)
JPMorgan Chase & Co.	181	03/18/22	USD	165.00	USD	2,866	(61,087)

							$(20,740,002)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
BP PLC	Goldman Sachs International	1,630,000	01/04/22	GBP	3.53	GBP	5,387	$(499)
SS&C Technologies Holdings, Inc.	Royal Bank of Canada	41,000	01/06/22	USD	79.60	USD	3,361	(97,640)
Astrazeneca PLC	Morgan Stanley & Co. International PLC	44,800	01/11/22	GBP	89.33	GBP	3,888	(14,370)
BAE Systems PLC	Goldman Sachs International	1,084,600	01/11/22	GBP	5.72	GBP	5,963	(8,882)
BP PLC	Goldman Sachs International	384,400	01/11/22	GBP	3.53	GBP	1,270	(2,100)
British American Tobacco PLC	Morgan Stanley & Co. International PLC	248,000	01/11/22	GBP	26.01	GBP	6,779	(488,763)
Cognizant Technology Solutions Corp., Class A	Bank of America N.A.	36,700	01/11/22	USD	81.00	USD	3,256	(288,753)
EQT Corp.	Morgan Stanley & Co. International PLC	64,400	01/11/22	USD	22.62	USD	1,405	(25,212)
Corteva, Inc.	Citibank N.A.	11,500	01/13/22	USD	48.86	USD	544	(4,439)
Komatsu Ltd.	Morgan Stanley & Co. International PLC	207,700	01/13/22	JPY	3,062.70	JPY	559,440	(2,640)
Panasonic Corp.	Morgan Stanley & Co. International PLC	59,700	01/13/22	JPY	1,459.58	JPY	75,521	(663)
Sanofi	Goldman Sachs International	58,100	01/13/22	EUR	89.59	EUR	5,146	(34,461)
BAE Systems PLC	Goldman Sachs International	557,400	01/18/22	GBP	5.74	GBP	3,065	(8,316)
Alcon, Inc.	UBS AG	37,200	01/20/22	CHF	80.58	CHF	3,004	(53,556)
BAE Systems PLC	UBS AG	506,000	01/20/22	GBP	5.66	GBP	2,782	(22,192)
Koninklijke Philips Electronics NV	Morgan Stanley & Co. International PLC	195,476	01/20/22	EUR	31.96	EUR	6,405	(264,534)
Alcon, Inc.	UBS AG	19,600	01/25/22	CHF	75.34	CHF	1,583	(114,641)
Bayer AG, Registered Shares	Goldman Sachs International	67,000	01/25/22	EUR	45.91	EUR	3,149	(124,287)
Koninklijke Philips Electronics NV	UBS AG	118,700	01/25/22	EUR	32.35	EUR	3,889	(140,368)
BAE Systems PLC	Morgan Stanley & Co. International PLC	303,600	01/27/22	GBP	5.57	GBP	1,669	(29,109)
Komatsu Ltd.	Goldman Sachs International	273,600	01/27/22	JPY	2,727.30	JPY	736,942	(129,068)
Panasonic Corp.	JPMorgan Chase Bank N.A.	237,000	01/27/22	JPY	1,322.79	JPY	299,805	(31,027)

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
SS&C Technologies Holdings, Inc.	BNP Paribas SA	52,600	01/27/22	USD	77.30	USD	4,312	$(287,915)
Cognizant Technology Solutions Corp., Class A	Barclays Bank PLC	60,300	01/31/22	USD	84.16	USD	5,350	(308,726)
Corteva, Inc.	Citibank N.A.	11,500	01/31/22	USD	49.81	USD	544	(4,264)
Newell Brands, Inc.	Royal Bank of Canada	117,600	01/31/22	USD	23.50	USD	2,568	(16,443)
Astrazeneca PLC	Morgan Stanley & Co. International PLC	132,100	02/01/22	GBP	84.70	GBP	11,464	(552,807)
Bayer AG, Registered Shares	Goldman Sachs International	61,900	02/01/22	EUR	46.75	EUR	2,909	(91,411)
Bayer AG, Registered Shares	Goldman Sachs International	76,000	02/03/22	EUR	48.04	EUR	3,572	(64,656)
BP PLC	UBS AG	1,103,400	02/03/22	GBP	3.45	GBP	3,647	(80,264)
Sanofi	Goldman Sachs International	94,000	02/03/22	EUR	88.27	EUR	8,327	(189,073)
Panasonic Corp.	Goldman Sachs International	237,800	02/08/22	JPY	1,285.46	JPY	300,817	(72,475)
Reckitt Benckiser Group Plc	UBS AG	43,600	02/08/22	GBP	63.17	GBP	2,765	(117,476)
Siemens AG, Registered Shares	UBS AG	45,500	02/08/22	EUR	152.85	EUR	6,947	(227,693)
Astrazeneca PLC	Credit Suisse International	2,500	02/10/22	GBP	86.82	GBP	217	(7,397)
Samsung Electronics Co. Ltd., Registered Shares, GDR	UBS AG	4,500	02/10/22	USD	1,679.93	USD	7,421	(203,394)
Cognizant Technology Solutions Corp., Class A	Barclays Bank PLC	66,400	02/11/22	USD	81.26	USD	5,891	(540,035)
Newell Brands, Inc.	Barclays Bank PLC	102,900	02/18/22	USD	23.00	USD	2,247	(58,285)

								$(4,707,834)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$ N/A	$ N/A	$ 7,790,296	$ (9,633,801)	$ (25,447,836)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written

Options written at value	$—	$—	$25,447,836	$—	$—	$—	$25,447,836

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options written	$—	$—	$(55,244,521)	$—	$—	$—	$(55,244,521)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$7,905,931	$—	$—	$—	$7,905,931

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:

Average value of option contracts written	$21,882,434

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$25,447,836

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	25,447,836

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(20,740,002)

Total derivative assets and liabilities subject to an MNA	$—	$4,707,834

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)

Bank of America N.A.	$288,753	$—	$—	$—	$288,753
Barclays Bank PLC	907,046	—	(907,046)	—	—
BNP Paribas SA	287,915	—	—	—	287,915
Citibank N.A.	8,703	—	—	—	8,703
Credit Suisse International	7,397	—	(7,397)	—	—
Goldman Sachs International	725,228	—	(725,228)	—	—
JPMorgan Chase Bank N.A.	31,027	—	—	—	31,027
Morgan Stanley & Co. International PLC	1,378,098	—	(1,378,098)	—	—
Royal Bank of Canada	114,083	—	—	(114,083)	—
UBS AG	959,584	—	(959,584)	—	—

	$4,707,834	$—	$(3,977,353)	$(114,083)	$616,398

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$23,995,051	$33,319,819	$—	$57,314,870
Auto Components	14,337,243	—	—	14,337,243
Automobiles	37,746,404	—	—	37,746,404
Banks	219,439,550	—	—	219,439,550
Beverages	44,989,456	—	—	44,989,456
Capital Markets	88,555,065	—	—	88,555,065
Chemicals	31,008,187	—	—	31,008,187
Communications Equipment	56,221,674	—	—	56,221,674
Consumer Finance	13,623,661	—	—	13,623,661
Containers & Packaging	16,570,632	—	—	16,570,632
Diversified Financial Services	16,460,252	—	—	16,460,252
Diversified Telecommunication Services	24,395,480	—	—	24,395,480
Electric Utilities	14,275,987	—	—	14,275,987
Entertainment	10,757,236	—	—	10,757,236
Health Care Equipment & Supplies	68,163,590	27,519,265	—	95,682,855
Health Care Providers & Services	177,581,527	—	—	177,581,527

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Household Durables	$14,110,584	$14,586,329	$—	$28,696,913
Household Products	—	6,639,629	—	6,639,629
Industrial Conglomerates	27,898,975	13,947,847	—	41,846,822
Insurance	142,955,352	—	—	142,955,352
IT Services	94,292,610	—	—	94,292,610
Machinery	—	19,943,569	—	19,943,569
Media	59,605,693	—	—	59,605,693
Multiline Retail	28,196,071	—	—	28,196,071
Multi-Utilities	59,643,682	—	—	59,643,682
Oil, Gas & Consumable Fuels	88,368,720	34,039,468	—	122,408,188
Personal Products	38,242,323	—	—	38,242,323
Pharmaceuticals	4,466,579	106,279,149	—	110,745,728
Professional Services	19,256,273	—	—	19,256,273
Road & Rail	19,448,240	—	—	19,448,240
Semiconductors & Semiconductor Equipment	8,340,286	—	—	8,340,286
Software	54,882,962	—	—	54,882,962
Specialty Retail	30,506,246	—	—	30,506,246
Technology Hardware, Storage & Peripherals	—	13,222,787	—	13,222,787
Tobacco	9,872,853	16,240,852	—	26,113,705
Wireless Telecommunication Services	25,023,816	—	—	25,023,816
Short-Term Securities
Money Market Funds	62,262,015	—	—	62,262,015

	$1,645,494,275	$285,738,714	$—	$1,931,232,989

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(16,657,155)	$(8,790,681)	$—	$(25,447,836)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments December 31, 2021	BlackRock Enhanced Global Dividend Trust (BOE) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 2.6%
TELUS Corp.	940,589	$22,151,189

China — 1.1%
Enn Energy Holdings Ltd.	512,300	9,657,731

Denmark — 3.2%
Novo Nordisk A/S, Class B	240,738	27,041,104

France — 10.1%
EssilorLuxottica SA	69,551	14,805,793
Kering SA	21,322	17,107,739
LVMH Moet Hennessy Louis Vuitton SE	14,424	11,920,479
Sanofi	274,973	27,591,878
Schneider Electric SE	76,658	15,070,610

		86,496,499

India — 0.1%
Jasper Infotech Private Ltd., Series I, (Acquired 05/07/14, Cost: $2,637,143)(a)(b)(c)	3,540	848,750

Indonesia — 1.0%
Bank Rakyat Indonesia Persero Tbk PT	28,868,800	8,312,081

Ireland — 2.7%
Medtronic PLC(d)	223,779	23,149,938

Japan — 1.0%
KDDI Corp.	284,400	8,316,908

Mexico — 1.0%
Wal-Mart de Mexico SAB de CV	2,393,573	8,894,873

Portugal — 2.5%
EDP - Energias de Portugal SA	3,951,082	21,704,490

Singapore — 1.1%
DBS Group Holdings Ltd.	404,868	9,805,480

Spain — 0.8%
Amadeus IT Group SA(b)	102,659	6,946,342

Switzerland — 0.8%
Logitech International SA, Registered Shares	83,156	6,975,759

Taiwan — 3.7%
MediaTek, Inc.	213,000	9,139,725
Taiwan Semiconductor Manufacturing Co. Ltd.	1,040,000	23,005,834

		32,145,559

United Kingdom — 19.9%
AstraZeneca PLC	185,779	21,693,291
BAE Systems PLC	1,181,873	8,813,453
Diageo PLC	436,211	23,850,290
Ferguson PLC	104,012	18,475,300
Prudential PLC	1,212,235	20,962,991
Reckitt Benckiser Group PLC	213,057	18,340,716
Relx PLC	839,272	27,250,978
Taylor Wimpey PLC	3,606,075	8,597,344
Unilever PLC	421,469	22,610,315

		170,594,678

United States(d) — 47.6%
AbbVie, Inc.(e)	218,756	29,619,562

Security	Shares	Value

United States (continued)
American Tower Corp.	42,738	$12,500,865
Assurant, Inc.	114,506	17,846,905
Baker Hughes Co.	268,619	6,462,973
Citizens Financial Group, Inc.	409,555	19,351,474
Comcast Corp., Class A	292,529	14,722,985
Estee Lauder Cos., Inc., Class A	38,165	14,128,683
Fidelity National Information Services, Inc.	190,981	20,845,576
Hasbro, Inc.	212,496	21,627,843
Intercontinental Exchange, Inc.(e)	191,277	26,160,955
Intuit, Inc.	22,588	14,529,053
M&T Bank Corp.	111,794	17,169,323
Microsoft Corp.(e)	97,490	32,787,837
Otis Worldwide Corp.	209,445	18,236,376
Paychex, Inc.	68,032	9,286,368
Philip Morris International, Inc.	150,940	14,339,300
Progressive Corp.	121,762	12,498,869
Raytheon Technologies Corp.	101,508	8,735,779
Synchrony Financial	272,214	12,628,007
TE Connectivity Ltd.	89,803	14,488,816
Texas Instruments, Inc.(e)	105,957	19,969,716
UnitedHealth Group, Inc.(e)	55,930	28,084,690
Visa, Inc., Class A	102,942	22,308,561

		408,330,516

Total Long-Term Investments — 99.2% (Cost: $675,621,154)		851,371,897

Short-Term Securities

Money Market Funds — 1.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(f)(g)	11,262,594	11,262,594

Total Short-Term Securities — 1.3% (Cost: $11,262,594)		11,262,594

Total Investments Before Options Written — 100.5% (Cost: $686,883,748)		862,634,491

Options Written — (1.1)% (Premiums Received: $(8,282,779))		(9,905,083)

Total Investments, Net of Options Written — 99.4% (Cost: $678,600,969)		852,729,408
Other Assets Less Liabilities — 0.6%		4,991,203

Net Assets — 100.0%		$857,720,611

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $848,750, representing 0.1% of its net assets as of period end, and an original cost of $2,637,143.

(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Global Dividend Trust (BOE)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$11,262,594	(a)	$—	$—	$—	$11,262,594	11,262,594	$745	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Estee Lauder Cos., Inc., Class A	60	01/04/22	USD	336.50	USD	2,221	$(202,071)
Comcast Corp., Class A	242	01/07/22	USD	53.00	USD	1,218	(1,331)
Medtronic PLC	614	01/07/22	USD	109.00	USD	6,352	(9,517)
Microsoft Corp.	37	01/07/22	USD	330.00	USD	1,244	(29,507)
Otis Worldwide Corp.	231	01/07/22	USD	84.41	USD	2,011	(66,996)
Texas Instruments, Inc.	224	01/07/22	USD	200.00	USD	4,222	(3,248)
Visa, Inc., Class A	164	01/07/22	USD	210.00	USD	3,554	(119,720)
Comcast Corp., Class A	67	01/10/22	USD	54.25	USD	337	(109)
Visa, Inc., Class A	81	01/11/22	USD	221.00	USD	1,755	(11,454)
Comcast Corp., Class A	67	01/14/22	USD	54.25	USD	337	(293)
Microsoft Corp.	59	01/14/22	USD	345.00	USD	1,984	(11,328)
Philip Morris International, Inc.	360	01/14/22	USD	93.00	USD	3,420	(95,400)
Raytheon Technologies Corp.	19	01/14/22	USD	87.00	USD	164	(1,615)
Synchrony Financial	572	01/14/22	USD	49.00	USD	2,654	(18,590)
UnitedHealth Group, Inc.	110	01/14/22	USD	450.00	USD	5,524	(583,825)
Visa, Inc., Class A	32	01/14/22	USD	220.00	USD	693	(6,752)
AbbVie, Inc.	200	01/21/22	USD	120.00	USD	2,708	(314,000)
American Tower Corp.	89	01/21/22	USD	270.00	USD	2,603	(204,255)
American Tower Corp.	146	01/21/22	USD	280.00	USD	4,271	(203,669)
Assurant, Inc.	250	01/21/22	USD	165.00	USD	3,897	(31,250)
Assurant, Inc.	265	01/21/22	USD	155.00	USD	4,130	(92,087)
Baker Hughes Co.	604	01/21/22	USD	27.00	USD	1,453	(6,040)
Baker Hughes Co.	604	01/21/22	USD	26.00	USD	1,453	(12,080)
Citizens Financial Group, Inc.	697	01/21/22	USD	52.50	USD	3,293	(6,970)
Comcast Corp., Class A	341	01/21/22	USD	55.00	USD	1,716	(2,217)
Estee Lauder Cos., Inc., Class A	60	01/21/22	USD	350.00	USD	2,221	(133,500)
Estee Lauder Cos., Inc., Class A	51	01/21/22	USD	380.00	USD	1,888	(17,595)
Fidelity National Information Services, Inc.	377	01/21/22	USD	125.00	USD	4,115	(8,483)
Fidelity National Information Services, Inc.	138	01/21/22	USD	110.00	USD	1,506	(36,225)
Hasbro, Inc.	248	01/21/22	USD	100.00	USD	2,524	(78,120)
Hasbro, Inc.	83	01/21/22	USD	105.00	USD	845	(8,093)
Intercontinental Exchange, Inc.	637	01/21/22	USD	135.00	USD	8,712	(200,655)
Intuit, Inc.	80	01/21/22	USD	700.00	USD	5,146	(14,400)
M&T Bank Corp.	195	01/21/22	USD	165.00	USD	2,995	(12,187)
Microsoft Corp.	87	01/21/22	USD	340.00	USD	2,926	(42,847)
Otis Worldwide Corp.	480	01/21/22	USD	87.53	USD	4,179	(58,203)
Paychex, Inc.	187	01/21/22	USD	125.00	USD	2,553	(226,270)
Progressive Corp.	170	01/21/22	USD	105.00	USD	1,745	(13,175)
Raytheon Technologies Corp.	331	01/21/22	USD	90.00	USD	2,849	(7,779)
Synchrony Financial	345	01/21/22	USD	55.00	USD	1,600	(17,250)
Synchrony Financial	307	01/21/22	USD	50.00	USD	1,424	(6,140)
TE Connectivity Ltd.	202	01/21/22	USD	165.98	USD	3,259	(43,788)
TELUS Corp.	1,518	01/21/22	CAD	29.00	CAD	4,522	(109,804)
Texas Instruments, Inc.	208	01/21/22	USD	195.00	USD	3,920	(28,600)
UnitedHealth Group, Inc.	24	01/21/22	USD	460.00	USD	1,205	(107,220)

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
UnitedHealth Group, Inc.	74	01/21/22	USD	490.00	USD	3,716	$(145,040)
Visa, Inc., Class A	153	01/21/22	USD	230.00	USD	3,316	(9,257)
Microsoft Corp.	200	01/28/22	USD	345.00	USD	6,726	(102,500)
Philip Morris International, Inc.	320	01/28/22	USD	95.00	USD	3,040	(61,760)
Texas Instruments, Inc.	44	01/28/22	USD	195.00	USD	829	(10,362)
UnitedHealth Group, Inc.	74	01/28/22	USD	485.00	USD	3,716	(180,745)
Hasbro, Inc.	306	02/02/22	USD	103.00	USD	3,114	(89,538)
Fidelity National Information Services, Inc.	15	02/04/22	USD	113.00	USD	164	(4,556)
Comcast Corp., Class A	343	02/11/22	USD	52.25	USD	1,726	(28,919)
Microsoft Corp.	55	02/11/22	USD	345.00	USD	1,850	(40,562)
AbbVie, Inc.	616	02/18/22	USD	130.00	USD	8,341	(449,680)
Fidelity National Information Services, Inc.	138	02/18/22	USD	110.00	USD	1,506	(69,000)
Intuit, Inc.	44	02/18/22	USD	680.00	USD	2,830	(51,260)
M&T Bank Corp.	196	02/18/22	USD	155.00	USD	3,010	(104,860)
Medtronic PLC	169	02/18/22	USD	120.00	USD	1,748	(2,197)
Otis Worldwide Corp.	231	02/18/22	USD	87.00	USD	2,011	(69,071)
Paychex, Inc.	187	02/18/22	USD	125.00	USD	2,553	(230,945)
Progressive Corp.	258	02/18/22	USD	97.50	USD	2,648	(172,860)
Progressive Corp.	120	02/18/22	USD	105.00	USD	1,232	(33,300)
Raytheon Technologies Corp.	110	02/18/22	USD	86.25	USD	947	(29,633)
TE Connectivity Ltd.	202	02/18/22	USD	170.00	USD	3,259	(60,600)
TELUS Corp.	787	02/18/22	CAD	30.00	CAD	2,344	(35,152)
TELUS Corp.	1,784	02/18/22	CAD	29.00	CAD	5,315	(161,483)
Visa, Inc., Class A	33	02/18/22	USD	230.00	USD	715	(9,355)
Comcast Corp., Class A	256	02/25/22	USD	51.75	USD	1,288	(33,232)

							$(5,390,525)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Amadeus IT Group SA	UBS AG	55,800	01/04/22	EUR	64.31	EUR	3,328	$(371)
EDP-Energias De Portugal SA	Goldman Sachs International	639,400	01/04/22	EUR	4.86	EUR	3,090	(20,587)
Essilorluxottica SA	Goldman Sachs International	28,900	01/04/22	EUR	184.64	EUR	5,411	(102,796)
Hasbro, Inc.	JPMorgan Chase Bank N.A.	31,900	01/04/22	USD	101.75	USD	3,247	(30,393)
Reckitt Benckiser Group PLC	Goldman Sachs International	30,900	01/04/22	GBP	63.44	GBP	1,960	(23,535)
Relx PLC	UBS AG	55,300	01/04/22	EUR	27.88	EUR	1,577	(41,783)
Sanofi	Goldman Sachs International	46,600	01/04/22	EUR	91.24	EUR	4,128	(1,626)
Taylor Wimpey PLC	Morgan Stanley & Co. International PLC	674,000	01/04/22	GBP	1.62	GBP	1,183	(130,728)
Relx PLC	UBS AG	34,000	01/05/22	EUR	27.60	EUR	970	(35,564)
Astrazeneca PLC	Morgan Stanley & Co. International PLC	18,400	01/11/22	GBP	89.33	GBP	1,597	(5,902)
BAE Systems PLC	Morgan Stanley & Co. International PLC	68,500	01/11/22	GBP	5.57	GBP	377	(4,021)
Enn Energy Holdings Ltd.	JPMorgan Chase Bank N.A.	47,300	01/11/22	HKD	143.67	HKD	6,944	(38,017)
Ferguson PLC	Goldman Sachs International	16,300	01/11/22	GBP	119.29	GBP	2,136	(264,020)
LVMH Moet Hennessy Louis Vuitton SE	Morgan Stanley & Co. International PLC	6,500	01/11/22	EUR	737.36	EUR	4,726	(44,580)
PPR S.A.	Goldman Sachs International	1,800	01/11/22	EUR	668.42	EUR	1,272	(77,643)
Prudential PLC	Morgan Stanley & Co. International PLC	101,900	01/11/22	GBP	15.32	GBP	1,299	—
Relx PLC	Credit Suisse International	98,300	01/11/22	EUR	27.99	EUR	2,804	(71,865)
Schneider Electric SE	Morgan Stanley & Co. International PLC	32,300	01/11/22	EUR	159.00	EUR	5,570	(505,906)
Taylor Wimpey PLC	Morgan Stanley & Co. International PLC	274,700	01/11/22	GBP	1.61	GBP	482	(57,156)
TELUS Corp.	Citibank N.A.	15,200	01/11/22	CAD	28.90	CAD	453	(11,174)
Unilever PLC	UBS AG	16,200	01/11/22	GBP	39.57	GBP	639	(9,747)
EDP-Energias De Portugal SA	Barclays Bank PLC	230,400	01/13/22	EUR	4.84	EUR	1,113	(15,811)
KDDI Corp.	JPMorgan Chase Bank N.A.	45,600	01/13/22	JPY	3,472.47	JPY	153,307	(6,585)
MediaTek, Inc.	JPMorgan Chase Bank N.A.	48,000	01/13/22	USD	1,132.99	USD	57,120	(113,482)
Wal-Mart de Mexico SAB de CV	Morgan Stanley & Co. International PLC	266,300	01/13/22	MXN	74.19	MXN	20,263	(32,061)
BAE Systems PLC	Morgan Stanley & Co. International PLC	68,500	01/18/22	GBP	5.57	GBP	377	(5,187)
Citizens Financial Group, Inc.	Citibank N.A.	73,600	01/18/22	USD	48.88	USD	3,478	(44,055)
Prudential PLC	Goldman Sachs International	78,400	01/18/22	GBP	13.67	GBP	999	(4,327)
Taylor Wimpey PLC	Goldman Sachs International	674,000	01/18/22	GBP	1.63	GBP	1,183	(126,421)

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Unilever PLC	Goldman Sachs International	29,700	01/18/22	GBP	39.35	GBP	1,172	$(30,215)
Ferguson PLC	Morgan Stanley & Co. International PLC	13,100	01/19/22	GBP	119.31	GBP	1,717	(213,811)
PPR S.A.	Goldman Sachs International	7,700	01/19/22	EUR	719.20	EUR	5,443	(66,704)
Relx PLC	UBS AG	56,000	01/19/22	EUR	27.95	EUR	1,597	(49,716)
BAE Systems PLC	UBS AG	163,400	01/20/22	GBP	5.66	GBP	898	(7,166)
DBS Group Holdings Ltd.	JPMorgan Chase Bank N.A.	91,100	01/20/22	SGD	32.59	SGD	2,975	(38,615)
Ferguson PLC	UBS AG	12,400	01/20/22	GBP	126.84	GBP	1,625	(88,370)
MediaTek, Inc.	JPMorgan Chase Bank N.A.	48,000	01/20/22	USD	1,132.99	USD	57,120	(125,392)
Diageo PLC	Goldman Sachs International	74,400	01/25/22	GBP	39.14	GBP	3,003	(152,466)
Novo Nordisk A/S, Class B	UBS AG	47,000	01/25/22	DKK	725.84	DKK	34,545	(201,599)
Reckitt Benckiser Group PLC	UBS AG	43,700	01/25/22	GBP	62.93	GBP	2,771	(88,718)
Taiwan Semiconductor Manufacturing Co. Ltd.	JPMorgan Chase Bank N.A.	228,000	01/25/22	USD	613.88	USD	140,220	(104,349)
BAE Systems PLC	Morgan Stanley & Co. International PLC	68,500	01/27/22	GBP	5.57	GBP	377	(6,568)
Enn Energy Holdings Ltd.	JPMorgan Chase Bank N.A.	80,400	01/27/22	HKD	153.72	HKD	11,803	(45,189)
KDDI Corp.	Citibank N.A.	82,300	01/27/22	JPY	3,447.41	JPY	276,693	(29,707)
Prudential PLC	Goldman Sachs International	91,800	01/27/22	GBP	13.22	GBP	1,170	(21,688)
Unilever PLC	Goldman Sachs International	62,800	01/27/22	GBP	38.81	GBP	2,478	(102,570)
Intercontinental Exchange, Inc.	Citibank N.A.	22,300	01/31/22	USD	136.43	USD	3,050	(62,610)
Astrazeneca PLC	Morgan Stanley & Co. International PLC	10,600	02/01/22	GBP	84.70	GBP	920	(44,359)
Diageo PLC	UBS AG	76,400	02/01/22	GBP	40.36	GBP	3,084	(96,703)
Relx PLC	UBS AG	56,000	02/01/22	EUR	28.54	EUR	1,597	(36,328)
DBS Group Holdings Ltd.	UBS AG	91,100	02/03/22	SGD	32.80	SGD	2,975	(42,522)
EDP - Energias De Portugal SA	Credit Suisse International	338,800	02/03/22	EUR	4.85	EUR	1,637	(36,619)
Essilorluxottica SA	Credit Suisse International	9,300	02/03/22	EUR	185.52	EUR	1,741	(60,014)
Novo Nordisk A/S, Class B	UBS AG	61,300	02/03/22	DKK	765.29	DKK	45,056	(134,034)
Sanofi	Goldman Sachs International	49,700	02/03/22	EUR	88.27	EUR	4,402	(99,967)
Schneider Electric SE	Credit Suisse International	2,200	02/03/22	EUR	167.64	EUR	379	(19,417)
Unilever PLC	UBS AG	44,400	02/03/22	GBP	41.42	GBP	1,752	(16,759)
Wal-Mart de Mexico SAB de CV	Morgan Stanley & Co. International PLC	610,000	02/03/22	MXN	77.87	MXN	46,415	(35,952)
Enn Energy Holdings Ltd.	Morgan Stanley & Co. International PLC	102,800	02/04/22	HKD	147.37	HKD	15,091	(102,791)
Diageo PLC	UBS AG	45,500	02/08/22	GBP	40.47	GBP	1,836	(60,348)
EDP-Energias De Portugal SA	UBS AG	230,000	02/08/22	EUR	4.89	EUR	1,111	(24,496)
Prudential PLC	Goldman Sachs International	152,200	02/08/22	GBP	13.06	GBP	1,940	(61,098)
Astrazeneca PLC	Credit Suisse International	73,100	02/10/22	GBP	86.82	GBP	6,344	(216,302)
BAE Systems PLC	Morgan Stanley & Co. International PLC	163,000	02/10/22	GBP	5.51	GBP	896	(31,517)
Ferguson PLC	UBS AG	15,500	02/10/22	GBP	131.79	GBP	2,031	(57,086)
Relx PLC	UBS AG	78,000	02/10/22	EUR	28.73	EUR	2,225	(52,120)
Unilever PLC	Credit Suisse International	36,500	02/10/22	GBP	40.87	GBP	1,440	(25,330)

								$(4,514,558)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$ N/A	$ N/A	$ 2,563,854	$ (4,186,158)	$ (9,905,083)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$9,905,083	$—	$—	$—	$9,905,083

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Global Dividend Trust (BOE)

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options written	$—	$—	$(14,904,200)	$—	$—	$—	$(14,904,200)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(1,455,465)	$—	$—	$—	$(1,455,465)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$8,113,693

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$9,905,083

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	9,905,083

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(5,390,525)

Total derivative assets and liabilities subject to an MNA	$—	$4,514,558

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)

Barclays Bank PLC	$15,811	$—	$—	$—	$15,811
Citibank N.A.	147,546	—	(147,546)	—	—
Credit Suisse International	429,547	—	—	(219,000)	210,547
Goldman Sachs International	1,155,663	—	(1,135,663)	(20,000)	—
JPMorgan Chase Bank N.A.	502,022	—	(502,022)	—	—
Morgan Stanley & Co. International PLC	1,220,539	—	(1,220,539)	—	—
UBS AG	1,043,430	—	(949,430)	(94,000)	—

	$4,514,558	$—	$(3,955,200)	$(333,000)	$226,358

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

68	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced Global Dividend Trust (BOE)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks

Canada	$22,151,189	$—	$—	$22,151,189
China	—	9,657,731	—	9,657,731
Denmark	—	27,041,104	—	27,041,104
France	—	86,496,499	—	86,496,499
India	—	—	848,750	848,750
Indonesia	—	8,312,081	—	8,312,081
Ireland	23,149,938	—	—	23,149,938
Japan	—	8,316,908	—	8,316,908
Mexico	8,894,873	—	—	8,894,873
Portugal	—	21,704,490	—	21,704,490
Singapore	—	9,805,480	—	9,805,480
Spain	—	6,946,342	—	6,946,342
Switzerland	—	6,975,759	—	6,975,759
Taiwan	—	32,145,559	—	32,145,559
United Kingdom	—	170,594,678	—	170,594,678
United States	408,330,516	—	—	408,330,516
Short-Term Securities
Money Market Funds	11,262,594	—	—	11,262,594

	$473,789,110	$387,996,631	$848,750	$862,634,491

Derivative Financial Instruments
Liabilities
Equity Contracts	$(4,752,662)	$(5,152,421)	$—	$(9,905,083)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments December 31, 2021	BlackRock Enhanced International Dividend Trust (BGY) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 4.0%
TELUS Corp.	1,216,960	$28,659,819

China — 2.0%
Didi Global, Inc., (Acquired 07/08/21, Cost: $1,053,166)(a)	153,600	764,928
Enn Energy Holdings Ltd.	714,000	13,460,121

		14,225,049

Denmark — 4.2%
Novo Nordisk A/S, Class B	266,576	29,943,380

France — 18.0%
Air Liquide SA	61,686	10,758,304
EssilorLuxottica SA	98,194	20,903,223
Kering SA	30,556	24,516,653
LVMH Moet Hennessy Louis Vuitton SE	23,187	19,162,516
Sanofi	304,797	30,584,536
Schneider Electric SE	110,181	21,661,077

		127,586,309

India — 3.0%
HDFC Bank Ltd.	994,804	19,694,352
Jasper Infotech Private Ltd., Series I, (Acquired 05/07/14, Cost: $3,948,600)(a)(b)	5,300	1,270,728

		20,965,080

Indonesia — 1.9%
Bank Rakyat Indonesia Persero Tbk PT	47,385,900	13,643,637

Japan — 1.7%
KDDI Corp.	419,500	12,267,732

Mexico — 2.4%
Wal-Mart de Mexico SAB de CV	4,546,021	16,893,689

Portugal — 4.0%
EDP - Energias de Portugal SA	5,176,809	28,437,779

Singapore — 4.6%
DBS Group Holdings Ltd.	633,200	15,335,442
United Overseas Bank Ltd.	849,800	16,971,962

		32,307,404

Spain — 3.9%
Amadeus IT Group SA(c)	210,632	14,252,252
Bankinter SA	2,641,739	13,460,021

		27,712,273

Switzerland — 1.5%
Logitech International SA, Registered Shares	127,703	10,712,701

Taiwan — 6.3%
MediaTek, Inc.	383,000	16,434,341
Taiwan Semiconductor Manufacturing Co. Ltd.	1,261,000	27,894,574

		44,328,915

Security	Shares	Value

United Kingdom — 31.8%
AstraZeneca PLC	227,776	$26,597,252
BAE Systems PLC	2,057,347	15,342,030
Diageo PLC	493,929	27,006,081
Ferguson PLC	149,083	26,481,110
Prudential PLC	1,628,154	28,155,414
Reckitt Benckiser Group PLC	322,338	27,748,019
Relx PLC	968,654	31,451,984
Taylor Wimpey PLC	5,973,320	14,241,160
Unilever PLC	530,483	28,458,528

		225,481,578

United States(d)(e) — 10.2%
Baker Hughes Co.	537,284	12,927,053
Estee Lauder Cos., Inc., Class A	44,370	16,425,774
Otis Worldwide Corp.	268,552	23,382,823
Visa, Inc., Class A	91,768	19,887,043

		72,622,693

Total Long-Term Investments — 99.5% (Cost: $556,956,647)		705,788,038

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(f)(g)	5,586,240	5,586,240

Total Short-Term Securities — 0.8% (Cost: $5,586,240)		5,586,240

Total Investments Before Options Written — 100.3% (Cost: $562,542,887)		711,374,278

Options Written — (1.2)% (Premiums Received: $(6,142,289))		(8,368,684)

Total Investments, Net of Options Written — 99.1% (Cost: $556,400,598)		703,005,594
Other Assets Less Liabilities — 0.9%		6,504,276

Net Assets — 100.0%		$709,509,870

(a)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $2,035,656, representing 0.3% of its net assets as of period end, and an original cost of $5,001,766.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(e)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

70	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced International Dividend Trust (BGY)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$287,381	$5,298,859	(a)	$—	$—	$—	$5,586,240	5,586,240	$782	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Estee Lauder Cos., Inc., Class A	100	01/04/22	USD	336.50	USD	3,702	$(336,784)
Otis Worldwide Corp.	589	01/07/22	USD	84.41	USD	5,128	(170,825)
Visa, Inc., Class A	163	01/07/22	USD	210.00	USD	3,532	(118,990)
Visa, Inc., Class A	72	01/11/22	USD	221.00	USD	1,560	(10,181)
Visa, Inc., Class A	32	01/14/22	USD	220.00	USD	693	(6,752)
Baker Hughes Co.	1,208	01/21/22	USD	27.00	USD	2,906	(12,080)
Baker Hughes Co.	1,209	01/21/22	USD	26.00	USD	2,909	(24,180)
Estee Lauder Cos., Inc., Class A	100	01/21/22	USD	350.00	USD	3,702	(222,500)
Otis Worldwide Corp.	155	01/21/22	USD	87.53	USD	1,350	(18,795)
TELUS Corp.	1,887	01/21/22	CAD	29.00	CAD	5,621	(136,496)
Visa, Inc., Class A	66	01/21/22	USD	230.00	USD	1,430	(3,993)
Otis Worldwide Corp.	464	02/18/22	USD	87.00	USD	4,040	(138,740)
TELUS Corp.	1,198	02/18/22	CAD	30.00	CAD	3,569	(53,510)
TELUS Corp.	2,015	02/18/22	CAD	29.00	CAD	6,003	(182,393)
Visa, Inc., Class A	79	02/18/22	USD	230.00	USD	1,712	(22,396)

							$(1,458,615)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Amadeus IT Group SA	UBS AG	71,600	01/04/22	EUR	64.31	EUR	4,270	$(476)
EDP-Energias De Portugal SA	Goldman Sachs International	789,600	01/04/22	EUR	4.86	EUR	3,815	(25,424)
Essilorluxottica SA	Goldman Sachs International	37,200	01/04/22	EUR	184.64	EUR	6,965	(132,318)
Reckitt Benckiser Group PLC	Goldman Sachs International	51,700	01/04/22	GBP	63.44	GBP	3,279	(39,378)
Relx PLC	UBS AG	36,200	01/04/22	EUR	27.88	EUR	1,032	(27,351)
Sanofi	Goldman Sachs International	19,200	01/04/22	EUR	91.24	EUR	1,701	(670)
Taylor Wimpey PLC	Morgan Stanley & Co. International PLC	1,115,400	01/04/22	GBP	1.62	GBP	1,958	(216,341)
United Overseas Bank Ltd.	UBS AG	233,600	01/04/22	SGD	28.06	SGD	6,284	(18)
Relx PLC	UBS AG	125,000	01/05/22	EUR	27.60	EUR	3,565	(130,748)
Astrazeneca PLC	Morgan Stanley & Co. International PLC	12,400	01/11/22	GBP	89.33	GBP	1,076	(3,977)
BAE Systems PLC	Morgan Stanley & Co. International PLC	22,800	01/11/22	GBP	5.57	GBP	125	(1,338)
Enn Energy Holdings Ltd.	JPMorgan Chase Bank N.A.	88,600	01/11/22	HKD	143.67	HKD	13,006	(71,213)
Ferguson PLC	Goldman Sachs International	24,500	01/11/22	GBP	119.29	GBP	3,211	(396,840)
LVMH Moet Hennessy Louis Vuitton SE	Morgan Stanley & Co. International PLC	10,500	01/11/22	EUR	737.36	EUR	7,634	(72,013)
PPR S.A.	Goldman Sachs International	3,800	01/11/22	EUR	668.41	EUR	2,686	(163,912)
Prudential PLC	Morgan Stanley & Co. International PLC	163,500	01/11/22	GBP	15.32	GBP	2,084	—
Relx PLC	Credit Suisse International	6,000	01/11/22	EUR	27.99	EUR	171	(4,386)
Schneider Electric SE	Morgan Stanley & Co. International PLC	60,500	01/11/22	EUR	159.00	EUR	10,434	(947,595)
Taylor Wimpey PLC	Morgan Stanley & Co. International PLC	457,100	01/11/22	GBP	1.61	GBP	802	(95,107)
TELUS Corp.	Citibank N.A.	126,800	01/11/22	CAD	28.90	CAD	3,777	(93,217)
Unilever PLC	UBS AG	10,300	01/11/22	GBP	39.57	GBP	406	(6,197)
United Overseas Bank Ltd.	Citibank N.A.	74,900	01/11/22	SGD	27.78	SGD	2,015	(3,429)

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Air Liquide SA	Morgan Stanley & Co. International PLC	6,200	01/13/22	EUR	152.20	EUR	951	$(17,121)
EDP-Energias De Portugal SA	Barclays Bank PLC	385,400	01/13/22	EUR	4.84	EUR	1,862	(26,448)
KDDI Corp.	JPMorgan Chase Bank N.A.	94,400	01/13/22	JPY	3,472.47	JPY	317,373	(13,633)
MediaTek, Inc.	JPMorgan Chase Bank N.A.	86,000	01/13/22	USD	1,132.99	USD	102,340	(203,322)
Wal-Mart de Mexico SAB de CV	Morgan Stanley & Co. International PLC	579,000	01/13/22	MXN	74.19	MXN	44,056	(69,709)
BAE Systems PLC	Goldman Sachs International	363,900	01/18/22	GBP	5.74	GBP	2,001	(5,429)
Prudential PLC	Goldman Sachs International	67,000	01/18/22	GBP	13.67	GBP	854	(3,698)
Taylor Wimpey PLC	Goldman Sachs International	1,115,400	01/18/22	GBP	1.63	GBP	1,958	(209,214)
Unilever PLC	Goldman Sachs International	79,400	01/18/22	GBP	39.35	GBP	3,133	(80,777)
Air Liquide SA.	Goldman Sachs International	13,800	01/19/22	EUR	149.32	EUR	2,116	(72,084)
Ferguson PLC	Morgan Stanley & Co. International PLC	15,100	01/19/22	GBP	119.31	GBP	1,979	(246,454)
PPR S.A.	Goldman Sachs International	9,900	01/19/22	EUR	719.20	EUR	6,998	(85,762)
Relx PLC	UBS AG	71,900	01/19/22	EUR	27.95	EUR	2,051	(63,831)
BAE Systems PLC	UBS AG	161,400	01/20/22	GBP	5.66	GBP	887	(7,079)
DBS Group Holdings Ltd.	JPMorgan Chase Bank N.A.	142,500	01/20/22	SGD	32.59	SGD	4,654	(60,403)
Ferguson PLC	UBS AG	23,000	01/20/22	GBP	126.84	GBP	3,014	(163,911)
MediaTek, Inc.	JPMorgan Chase Bank N.A.	86,000	01/20/22	USD	1,132.99	USD	102,340	(224,661)
Bankinter SA	UBS AG	384,700	01/25/22	EUR	4.49	EUR	1,735	(64,085)
Diageo PLC	Goldman Sachs International	131,400	01/25/22	GBP	39.14	GBP	5,303	(269,275)
Novo Nordisk A/S, Class B	UBS AG	106,500	01/25/22	DKK	725.84	DKK	78,278	(456,815)
Reckitt Benckiser Group PLC	UBS AG	61,200	01/25/22	GBP	62.93	GBP	3,881	(124,245)
Taiwan Semiconductor Manufacturing Co. Ltd.	JPMorgan Chase Bank N.A.	230,000	01/25/22	USD	613.88	USD	141,450	(105,264)
BAE Systems PLC	Morgan Stanley & Co. International PLC	22,800	01/27/22	GBP	5.57	GBP	125	(2,186)
Enn Energy Holdings Ltd.	JPMorgan Chase Bank N.A.	202,500	01/27/22	HKD	153.72	HKD	29,727	(113,814)
KDDI Corp.	Citibank N.A.	94,300	01/27/22	JPY	3,447.41	JPY	317,037	(34,039)
Prudential PLC	Goldman Sachs International	169,200	01/27/22	GBP	13.22	GBP	2,156	(39,975)
Unilever PLC	Goldman Sachs International	54,600	01/27/22	GBP	38.81	GBP	2,154	(89,177)
Relx PLC	UBS AG	71,850	02/01/22	EUR	28.54	EUR	2,049	(46,610)
Air Liquide SA	UBS AG	13,900	02/03/22	EUR	157.51	EUR	2,131	(22,262)
DBS Group Holdings Ltd.	UBS AG	142,500	02/03/22	SGD	32.80	SGD	4,654	(66,514)
EDP - Energias De Portugal SA	Credit Suisse International	384,500	02/03/22	EUR	4.84	EUR	1,858	(41,559)
Essilorluxottica SA	Credit Suisse International	16,800	02/03/22	EUR	185.52	EUR	3,146	(108,413)
Novo Nordisk A/S, Class B	UBS AG	13,500	02/03/22	DKK	765.29	DKK	9,923	(29,518)
Sanofi	Goldman Sachs International	87,500	02/03/22	EUR	88.27	EUR	7,751	(175,999)
Unilever PLC	UBS AG	43,700	02/03/22	GBP	41.42	GBP	1,724	(16,495)
Wal-Mart de Mexico SAB de CV	Morgan Stanley & Co. International PLC	1,030,000	02/03/22	MXN	77.87	MXN	78,373	(60,706)
Enn Energy Holdings Ltd.	Morgan Stanley & Co. International PLC	30,200	02/04/22	HKD	147.37	HKD	4,433	(30,197)
Diageo PLC	UBS AG	90,900	02/08/22	GBP	40.47	GBP	3,669	(120,564)
EDP-Energias De Portugal SA	UBS AG	385,000	02/08/22	EUR	4.89	EUR	1,860	(41,004)
Prudential PLC	Goldman Sachs International	170,100	02/08/22	GBP	13.06	GBP	2,168	(68,284)
Amadeus IT Group SA	UBS AG	23,200	02/10/22	EUR	57.18	EUR	1,384	(97,362)
Astrazeneca PLC	Credit Suisse International	112,900	02/10/22	GBP	86.82	GBP	9,797	(334,070)
BAE Systems PLC	Morgan Stanley & Co. International PLC	355,000	02/10/22	GBP	5.51	GBP	1,952	(68,640)
Bankinter SA	UBS AG	540,000	02/10/22	EUR	4.52	EUR	2,435	(91,726)
Ferguson PLC	UBS AG	19,400	02/10/22	GBP	131.79	GBP	2,542	(71,450)
Relx PLC	UBS AG	125,000	02/10/22	EUR	28.73	EUR	3,565	(83,526)
Unilever PLC	Credit Suisse International	50,700	02/10/22	GBP	40.87	GBP	2,000	(35,185)
United Overseas Bank Ltd.	UBS AG	74,000	02/10/22	SGD	27.68	SGD	1,991	(15,626)

								$(6,910,069)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$ N/A	$ N/A	$ 1,344,310	$ (3,570,705)	$ (8,368,684)

72	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced International Dividend Trust (BGY)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments

Options written
Options written at value	$—	$—	$8,368,684	$—	$—	$—	$8,368,684

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options written	$—	$—	$(16,019,721)	$—	$—	$—	$(16,019,721)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(1,541,772)	$—	$—	$—	$(1,541,772)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$7,043,618

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$8,368,684

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	8,368,684

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,458,615)

Total derivative assets and liabilities subject to an MNA	$—	$6,910,069

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a )	Cash Collateral Pledged	Net Amount of Derivative Liabilities(b	)

Barclays Bank PLC	$26,448	$—	$—	$—	$26,448
Citibank N.A.	130,685	—	(130,685)	—	—
Credit Suisse International	523,613	—	(523,613)	—	—
Goldman Sachs International	1,858,216	—	(1,858,216)	—	—
JPMorgan Chase Bank N.A.	792,310	—	(792,310)	—	—
Morgan Stanley & Co. International PLC	1,831,384	—	(1,510,384)	(321,000)	—
UBS AG	1,747,413	—	(1,747,413)	—	—

	$6,910,069	$—	$(6,562,621)	$(321,000)	$26,448

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) December 31, 2021	BlackRock Enhanced International Dividend Trust (BGY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Canada	$28,659,819	$—	$—	$28,659,819
China	—	14,225,049	—	14,225,049
Denmark	—	29,943,380	—	29,943,380
France	—	127,586,309	—	127,586,309
India	—	19,694,352	1,270,728	20,965,080
Indonesia	—	13,643,637	—	13,643,637
Japan	—	12,267,732	—	12,267,732
Mexico	16,893,689	—	—	16,893,689
Portugal	—	28,437,779	—	28,437,779
Singapore	—	32,307,404	—	32,307,404
Spain	—	27,712,273	—	27,712,273
Switzerland	—	10,712,701	—	10,712,701
Taiwan	—	44,328,915	—	44,328,915
United Kingdom	—	225,481,578	—	225,481,578
United States	72,622,693	—	—	72,622,693
Short-Term Securities
Money Market Funds	5,586,240	—	—	5,586,240

	$123,762,441	$586,341,109	$1,270,728	$711,374,278

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(783,290)	$(7,585,394)	$—	$(8,368,684)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

74	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 17.3%
AbbVie, Inc.	83,474	$11,302,380
Acumen Pharmaceuticals, Inc., (Acquired 11/20/20, Cost: $580,000)(a)	152,651	1,031,921
Agios Pharmaceuticals, Inc.(b)	21,625	710,814
Alnylam Pharmaceuticals, Inc.(b)	16,633	2,820,624
Ambrx Biopharma, Inc., ADR(b)	43,409	391,983
Amgen, Inc.(c)	64,297	14,464,896
Apellis Pharmaceuticals, Inc.(b)	15,300	723,384
Arcutis Biotherapeutics, Inc.(b)	42,854	888,792
Argenx SE, ADR(b)	7,110	2,489,851
Biogen, Inc.(b)	37,060	8,891,435
BioMarin Pharmaceutical, Inc.(b)	35,549	3,140,754
Blueprint Medicines Corp.(b)	12,238	1,310,812
Cerevel Therapeutics Holdings, Inc.(b)	16,785	544,170
Connect Biopharma Holdings Ltd.(b)	33,960	174,894
Decibel Therapeutics, Inc.(b)	25,174	117,059
Decibel Therapeutics, Inc.	21,710	100,952
Design Therapeutics, Inc.(b)	13,967	299,033
Enanta Pharmaceuticals, Inc.(b)	3,150	235,557
Everest Medicines Ltd.(b)(d)	30,500	136,331
Exact Sciences Corp.(b)	14,850	1,155,775
Genmab A/S(b)	5,298	2,114,713
Genmab A/S, ADR(b)	20,621	815,767
Gilead Sciences, Inc.	133,519	9,694,815
Horizon Therapeutics PLC(b)	19,895	2,143,885
Imago Biosciences, Inc.(b)	24,661	584,712
Imago Biosciences, Inc., (Acquired 11/12/20, Cost: $235,002)(a)	23,163	547,364
Immuneering Corp., Class A(b)	14,456	233,754
Immunocore Holdings PLC, ADR(b)	9,668	331,032
Incyte Corp.(b)	26,247	1,926,530
Kodiak Sciences, Inc.(b)	6,780	574,808
Kronos Bio, Inc.(b)	16,099	218,785
Krystal Biotech, Inc.(b)	5,553	388,432
Mirati Therapeutics, Inc.(b)	8,661	1,270,482
Monte Rosa Therapeutics, Inc.(b)	28,575	583,502
Natera, Inc.(b)	29,436	2,749,028
Neurocrine Biosciences, Inc.(b)	22,637	1,927,993
Omega Therapeutics, Inc.(b)	20,226	229,161
PMV Pharmaceuticals, Inc.(b)	13,190	304,689
Point Biopharma Global, Inc.(b)	27,000	151,200
Prothena Corp. PLC(b)	21,064	1,040,562
PTC Therapeutics, Inc.(b)	4,745	188,993
Regeneron Pharmaceuticals, Inc.(b)	11,420	7,211,958
Revolution Medicines, Inc.(b)	10,535	265,166
Sarepta Therapeutics, Inc.(b)	20,473	1,843,594
Seagen, Inc.(b)	60,833	9,404,782
Sigilon Therapeutics, Inc.(b)	19,555	53,972
Talaris Therapeutics, Inc.(b)	23,939	366,027
Taysha Gene Therapies, Inc.(b)	30,936	360,404
Tenaya Therapeutics, Inc.(b)(e)	30,572	579,339
TScan Therapeutics, Inc.(b)(e)	29,940	134,730
Twist Bioscience Corp.(b)	3,765	291,373
Vertex Pharmaceuticals, Inc.(b)	40,578	8,910,929

		108,373,898

Diversified Financial Services(b) — 0.3%
Health Assurance Acquisition Corp., Class A	90,235	881,596

Security	Shares	Value

Diversified Financial Services (continued)
Health Sciences Acquisitions Corp.	13,696	$136,960
Helix Acquisition Corp., Class A	11,715	115,861
MedTech Acquisition Corp., Class A(e)	42,753	422,400

		1,556,817

Health Care Equipment & Supplies — 26.0%
Abbott Laboratories(c)	259,002	36,451,942
ABIOMED, Inc.(b)	15,804	5,676,323
Alcon, Inc.	54,785	4,772,869
Baxter International, Inc.	97,397	8,360,558
Boston Scientific Corp.(b)	323,262	13,732,170
Cooper Cos., Inc.	4,645	1,945,976
DENTSPLY SIRONA, Inc.	58,495	3,263,436
DexCom, Inc.(b)	6,165	3,310,297
Edwards Lifesciences Corp.(b)	101,805	13,188,838
Insulet Corp.(b)	8,270	2,200,399
Intuitive Surgical, Inc.(b)	41,084	14,761,481
Masimo Corp.(b)	22,810	6,678,312
Medtronic PLC	108,346	11,208,394
Nevro Corp.(b)	29,803	2,416,129
Novocure Ltd.(b)	10,555	792,469
ResMed, Inc.	18,667	4,862,380
Stryker Corp.	55,876	14,942,360
Tandem Diabetes Care, Inc.(b)	10,265	1,545,088
Teleflex, Inc.	19,140	6,287,107
Zimmer Biomet Holdings, Inc.	49,807	6,327,481

		162,724,009

Health Care Providers & Services — 21.0%
Agiliti, Inc.(b)	75,106	1,739,455
Agilon Health, Inc.(b)	41,052	1,108,404
Amedisys, Inc.(b)	19,757	3,198,263
AmerisourceBergen Corp.	31,740	4,217,929
Anthem, Inc.(c)	25,047	11,610,286
Cano Health, Inc., (Acquired 09/02/21, Cost: $1,485,000)(a)	148,500	1,323,135
CareMax, Inc., (Acquired 07/22/21, Cost: $257,350)(a)	25,735	197,645
CareMax, Inc.(b)	21,007	161,334
Centene Corp.(b)	59,997	4,943,753
Cigna Corp.	72,169	16,572,167
Encompass Health Corp.	40,167	2,621,298
Guardant Health, Inc.(b)	11,675	1,167,734
HCA Healthcare, Inc.	13,220	3,396,482
Henry Schein, Inc.(b)	42,335	3,282,233
Humana, Inc.	23,090	10,710,527
LHC Group, Inc.(b)	20,224	2,775,340
McKesson Corp.	8,030	1,996,017
Oak Street Health, Inc.(b)	54,700	1,812,758
Quest Diagnostics, Inc.	31,270	5,410,023
UnitedHealth Group, Inc.(c)	105,989	53,221,316

		131,466,099

Health Care Technology — 0.3%
Teladoc Health, Inc.(b)	21,980	2,018,204

Life Sciences Tools & Services — 12.8%
Agilent Technologies, Inc.	13,960	2,228,714
Avantor, Inc.(b)	112,489	4,740,286
Danaher Corp.	40,485	13,319,970
Icon PLC(b)	14,645	4,535,556
Illumina, Inc.(b)	11,672	4,440,496
IQVIA Holdings, Inc.(b)	32,163	9,074,469

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) December 31, 2021	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
IsoPlexis Corp.(b)	30,336	$278,788
Nautilus Biotechnology, Inc.(b)	16,560	85,781
QIAGEN NV(b)	33,390	1,855,816
Rapid Micro Biosystems, Inc., Class A(b)	20,561	218,769
Thermo Fisher Scientific, Inc.(c)(f)	55,228	36,850,331
West Pharmaceutical Services, Inc.	2,635	1,235,841
Wuxi Biologics Cayman, Inc.(b)(d)	115,500	1,367,392

		80,232,209

Pharmaceuticals — 20.1%
AstraZeneca PLC	50,845	5,937,137
Bristol-Myers Squibb Co.	50,693	3,160,709
Daiichi Sankyo Co. Ltd.	123,300	3,138,160
Eli Lilly & Co.	78,768	21,757,297
Hansoh Pharmaceutical Group Co. Ltd.(d)	882,438	2,154,674
Johnson & Johnson	143,804	24,600,550
Merck & Co., Inc.(c)	160,732	12,318,500
Pfizer, Inc.(c)	431,476	25,478,658
Roche Holding AG	11,867	4,923,157
Sanofi	57,845	5,804,396
Sanofi, ADR	54,625	2,736,712
Zoetis, Inc.	56,189	13,711,802

		125,721,752

Total Common Stocks — 97.8% (Cost: $379,946,423)		612,092,988

	Benefical Interest (000)

Other Interests(g)

Pharmaceuticals — 0.0%
Afferent Pharmaceuticals, Inc.(h)	$190	260,519

Total Other Interests — 0.0% (Cost: $ — )		260,519

	Shares

Preferred Securities

Preferred Stocks — 0.9%(a)(h)

Biotechnology — 0.2%
Affinvax, Inc., Series C, (Acquired 01/06/21, Cost: $199,992)	6,331	219,939
Cellarity, Inc., Series B, (Acquired 01/15/21, Cost: $265,002)	44,167	238,502
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $149,465)	126,665	172,264
Laronde, Inc., Series B, (Acquired 07/28/21, Cost: $590,800)	21,100	590,800
Neurogene, Inc., Series B, (Acquired 12/14/20, Cost: $260,568)	106,790	260,568

		1,482,073

Health Care Equipment & Supplies — 0.4%
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $595,999)	101,741	552,454

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $1,070,001)	367,395	$1,146,272
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $515,759)	4,243,029	482,425
Swift Health Systems, Inc., Series D, (Acquired 08/27/21, Cost: $286,998)	92,580	286,072

		2,467,223

Pharmaceuticals — 0.1%
Insitro, Inc., Series C, (Acquired 03/10/21, Cost: $560,000)	30,616	503,939

Software — 0.2%
Carbon Health Technologies, Inc., (Acquired 07/09/21, Cost: $907,000)	907	902,565

Total Preferred Stocks — 0.9%		5,355,800

Total Preferred Securities — 0.9% (Cost: $5,401,584)		5,355,800

Warrants

Diversified Financial Services(b) — 0.0%
Health Assurance Acquisition Corp. (Expires 11/12/2025)	22,558	19,079
MedTech Acquisition Corp. (Expires 12/18/2025)	14,251	7,425

		26,504

Health Care Providers & Services — 0.0%
CareMax, Inc. (Expires 06/08/2026)(b)	4,201	5,923

Pharmaceuticals — 0.0%
Nuvation Bio, Inc. (Expires 07/07/2027)(b)	4,050	7,655

Total Warrants — 0.0% (Cost: $116,149)		40,082

Total Long-Term Investments — 98.7% (Cost: $385,464,156)		617,749,389

Short-Term Securities

Money Market Funds — 4.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(i)(j)	27,581,316	27,581,316
SL Liquidity Series, LLC, Money Market Series, 0.15%(i)(j)(k)	211,468	211,489

Total Short-Term Securities — 4.4% (Cost: $27,792,813)		27,792,805

Total Investments Before Options Written — 103.1% (Cost: $413,256,969)		645,542,194

Options Written — (1.5)% (Premiums Received: $(5,886,890))		(9,621,857)

Total Investments, Net of Options Written — 101.6% (Cost: $407,370,079)		635,920,337

Liabilities in Excess of Other Assets — (1.6)%		(10,145,526)

Net Assets — 100.0%		$625,774,811

(a)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $8,455,865, representing 1.4% of its net assets as of period end, and an original cost of $7,958,936.

(b)	Non-income producing security.

76	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Health Sciences Trust (BME)

(c)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	All or a portion of this security is on loan.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$13,774,637	$13,806,679	(a)	$—	$—	$—	$27,581,316	27,581,316	$1,532		$—
SL Liquidity Series, LLC, Money Market Series	102,701	108,863	(a)	—	(67)	(8)	211,489	211,468	21,952	(b)	—

					$(67)	$(8)	$27,792,805		$23,484		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Agios Pharmaceuticals, Inc.	34	01/06/22	USD	42.99	USD	112	$—
Amgen, Inc.	59	01/07/22	USD	210.00	USD	1,327	(88,942)
Anthem, Inc.	26	01/07/22	USD	415.00	USD	1,205	(126,750)
Boston Scientific Corp.	215	01/07/22	USD	43.00	USD	913	(7,740)
Cigna Corp.	80	01/07/22	USD	215.00	USD	1,837	(122,000)
Humana, Inc.	24	01/07/22	USD	450.00	USD	1,113	(36,480)
Sanofi, ADR	109	01/07/22	USD	51.04	USD	546	(2,386)
Tandem Diabetes Care, Inc.	9	01/07/22	USD	140.00	USD	135	(10,485)
Teladoc Health, Inc.	12	01/07/22	USD	115.00	USD	110	(228)
Medtronic PLC	80	01/10/22	USD	123.00	USD	828	—
Alnylam Pharmaceuticals, Inc.	57	01/11/22	USD	191.00	USD	967	(6,980)
Abbott Laboratories	428	01/14/22	USD	136.00	USD	6,024	(236,470)
Amgen, Inc.	54	01/14/22	USD	220.00	USD	1,215	(35,640)
Anthem, Inc.	14	01/14/22	USD	455.00	USD	649	(17,850)
Danaher Corp.	110	01/14/22	USD	330.00	USD	3,619	(62,150)
Edwards Lifesciences Corp.	224	01/14/22	USD	125.00	USD	2,902	(126,560)
Eli Lilly & Co.	180	01/14/22	USD	255.00	USD	4,972	(405,900)
Humana, Inc.	10	01/14/22	USD	470.00	USD	464	(4,575)
Illumina, Inc.	43	01/14/22	USD	370.00	USD	1,636	(89,010)
Intuitive Surgical, Inc.	27	01/14/22	USD	370.00	USD	970	(19,035)
Pfizer, Inc.	255	01/14/22	USD	54.00	USD	1,506	(133,875)
Tandem Diabetes Care, Inc.	12	01/14/22	USD	140.00	USD	181	(14,100)
UnitedHealth Group, Inc.	198	01/14/22	USD	450.00	USD	9,942	(1,050,885)
Vertex Pharmaceuticals, Inc.	50	01/14/22	USD	215.00	USD	1,098	(41,750)
Abbott Laboratories	144	01/21/22	USD	130.00	USD	2,027	(162,360)
AbbVie, Inc.	123	01/21/22	USD	120.00	USD	1,665	(193,110)

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) December 31, 2021	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
ABIOMED, Inc.	29	01/21/22	USD	340.00	USD	1,042	$(76,415)
Agilent Technologies, Inc.	53	01/21/22	USD	170.00	USD	846	(1,988)
Agilon Health, Inc.	78	01/21/22	USD	27.06	USD	211	(11,632)
Agios Pharmaceuticals, Inc.	22	01/21/22	USD	35.00	USD	72	(2,035)
Alcon, Inc.	131	01/21/22	USD	87.50	USD	1,141	(21,942)
Alnylam Pharmaceuticals, Inc.	36	01/21/22	USD	185.00	USD	610	(13,680)
Amedisys, Inc.	75	01/21/22	USD	175.00	USD	1,214	(11,625)
Amgen, Inc.	54	01/21/22	USD	215.00	USD	1,215	(59,670)
Anthem, Inc.	28	01/21/22	USD	450.00	USD	1,298	(49,840)
Apellis Pharmaceuticals, Inc.	58	01/21/22	USD	45.00	USD	274	(23,200)
Arcutis Biotherapeutics, Inc.	40	01/21/22	USD	20.00	USD	83	(7,500)
Argenx SE, ADR	12	01/21/22	USD	340.00	USD	420	(23,940)
Avantor, Inc.	182	01/21/22	USD	42.50	USD	767	(19,110)
Avantor, Inc.	92	01/21/22	USD	40.00	USD	388	(23,690)
Baxter International, Inc.	200	01/21/22	USD	80.00	USD	1,717	(125,000)
Biogen, Inc.	140	01/21/22	USD	250.00	USD	3,359	(93,100)
BioMarin Pharmaceutical, Inc.	24	01/21/22	USD	90.00	USD	212	(6,480)
Blueprint Medicines Corp.	23	01/21/22	USD	105.00	USD	246	(13,225)
Boston Scientific Corp.	100	01/21/22	USD	45.00	USD	425	(1,950)
Boston Scientific Corp.	332	01/21/22	USD	42.00	USD	1,410	(39,674)
Bristol-Myers Squibb Co.	72	01/21/22	USD	60.00	USD	449	(17,928)
Centene Corp.	76	01/21/22	USD	75.00	USD	626	(58,900)
Cerevel Therapeutics Holdings, Inc.	31	01/21/22	USD	45.00	USD	101	(2,325)
Cigna Corp.	124	01/21/22	USD	220.00	USD	2,847	(141,360)
Cooper Cos., Inc.	13	01/21/22	USD	430.00	USD	545	(7,020)
Danaher Corp.	71	01/21/22	USD	320.00	USD	2,336	(92,655)
DENTSPLY SIRONA, Inc.	135	01/21/22	USD	57.50	USD	753	(8,775)
DENTSPLY SIRONA, Inc.	65	01/21/22	USD	55.00	USD	363	(11,862)
DexCom, Inc.	21	01/21/22	USD	660.00	USD	1,128	(4,200)
Edwards Lifesciences Corp.	133	01/21/22	USD	120.00	USD	1,723	(141,645)
Enanta Pharmaceuticals, Inc.	6	01/21/22	USD	90.00	USD	45	(1,560)
Encompass Health Corp.	72	01/21/22	USD	65.00	USD	470	(15,480)
Gilead Sciences, Inc.	254	01/21/22	USD	70.00	USD	1,844	(79,375)
Guardant Health, Inc.	13	01/21/22	USD	115.00	USD	130	(2,178)
Guardant Health, Inc.	9	01/21/22	USD	120.00	USD	90	(720)
Henry Schein, Inc.	155	01/21/22	USD	82.50	USD	1,202	(8,525)
Horizon Therapeutics PLC	73	01/21/22	USD	115.00	USD	787	(8,760)
Humana, Inc.	53	01/21/22	USD	450.00	USD	2,458	(99,640)
Icon PLC	55	01/21/22	USD	290.00	USD	1,703	(124,850)
Incyte Corp.	44	01/21/22	USD	67.50	USD	323	(32,120)
Insulet Corp.	7	01/21/22	USD	310.00	USD	186	(700)
Intuitive Surgical, Inc.	57	01/21/22	USD	360.00	USD	2,048	(70,395)
Intuitive Surgical, Inc.	27	01/21/22	USD	350.00	USD	970	(53,595)
IQVIA Holdings, Inc.	75	01/21/22	USD	270.00	USD	2,116	(105,000)
Johnson & Johnson	270	01/21/22	USD	165.00	USD	4,619	(182,250)
Kodiak Sciences, Inc.	25	01/21/22	USD	110.00	USD	212	(3,875)
Masimo Corp.	28	01/21/22	USD	295.00	USD	820	(21,700)
McKesson Corp.	6	01/21/22	USD	230.00	USD	149	(11,370)
Medtronic PLC	108	01/21/22	USD	125.00	USD	1,117	(540)
Merck & Co., Inc.	335	01/21/22	USD	87.50	USD	2,567	(1,675)
Mirati Therapeutics, Inc.	4	01/21/22	USD	160.00	USD	59	(820)
Natera, Inc.	24	01/21/22	USD	120.00	USD	224	(2,760)
Natera, Inc.	7	01/21/22	USD	105.00	USD	65	(718)
Neurocrine Biosciences, Inc.	83	01/21/22	USD	95.00	USD	707	(5,188)
Nevro Corp.	82	01/21/22	USD	100.00	USD	665	(2,665)
Oak Street Health, Inc.	103	01/21/22	USD	40.00	USD	341	(3,605)
Pfizer, Inc.	400	01/21/22	USD	50.00	USD	2,362	(367,000)
Prothena Corp. PLC	40	01/21/22	USD	55.00	USD	198	(7,300)
PTC Therapeutics, Inc.	18	01/21/22	USD	40.00	USD	72	(5,535)
QIAGEN NV	17	01/21/22	USD	60.00	USD	94	(1,190)
Quest Diagnostics, Inc.	57	01/21/22	USD	155.00	USD	986	(103,455)
Regeneron Pharmaceuticals, Inc.	21	01/21/22	USD	650.00	USD	1,326	(17,325)

78	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
ResMed, Inc.	35	01/21/22	USD	270.00	USD	912	$(7,175)
Revolution Medicines, Inc.	20	01/21/22	USD	35.00	USD	50	(1,000)
Revolution Medicines, Inc.	10	01/21/22	USD	30.00	USD	25	(375)
Sanofi, ADR	98	01/21/22	USD	50.00	USD	491	(10,045)
Sarepta Therapeutics, Inc.	17	01/21/22	USD	100.00	USD	153	(5,483)
Seagen, Inc.	115	01/21/22	USD	160.00	USD	1,778	(37,950)
Stryker Corp.	110	01/21/22	USD	270.00	USD	2,942	(45,650)
Teladoc Health, Inc.	62	01/21/22	USD	150.00	USD	569	(806)
Teleflex, Inc.	34	01/21/22	USD	370.00	USD	1,117	(16,320)
Thermo Fisher Scientific, Inc.	46	01/21/22	USD	650.00	USD	3,069	(122,820)
UnitedHealth Group, Inc.	59	01/21/22	USD	460.00	USD	2,963	(263,582)
UnitedHealth Group, Inc.	67	01/21/22	USD	490.00	USD	3,364	(131,320)
Vertex Pharmaceuticals, Inc.	49	01/21/22	USD	220.00	USD	1,076	(29,645)
West Pharmaceutical Services, Inc.	10	01/21/22	USD	490.00	USD	469	(3,925)
Zimmer Biomet Holdings, Inc.	103	01/21/22	USD	140.00	USD	1,309	(3,090)
Zoetis, Inc.	207	01/21/22	USD	220.00	USD	5,051	(501,975)
Abbott Laboratories	200	01/28/22	USD	139.00	USD	2,815	(89,000)
AmerisourceBergen Corp.	94	01/28/22	USD	125.00	USD	1,249	(86,950)
Amgen, Inc.	70	01/28/22	USD	225.00	USD	1,575	(33,320)
Boston Scientific Corp.	375	01/28/22	USD	42.00	USD	1,593	(70,687)
Bristol-Myers Squibb Co.	114	01/28/22	USD	64.00	USD	711	(5,814)
Centene Corp.	70	01/28/22	USD	85.00	USD	577	(13,650)
Eli Lilly & Co.	110	01/28/22	USD	285.00	USD	3,038	(51,700)
Intuitive Surgical, Inc.	40	01/28/22	USD	340.00	USD	1,437	(108,200)
Johnson & Johnson	260	01/28/22	USD	175.00	USD	4,448	(27,690)
McKesson Corp.	6	01/28/22	USD	235.00	USD	149	(9,510)
Medtronic PLC	115	01/28/22	USD	117.00	USD	1,190	(8,625)
Merck & Co., Inc.	137	01/28/22	USD	75.00	USD	1,050	(36,373)
Pfizer, Inc.	480	01/28/22	USD	55.00	USD	2,834	(226,800)
Tandem Diabetes Care, Inc.	13	01/28/22	USD	140.00	USD	196	(16,965)
Teladoc Health, Inc.	9	01/28/22	USD	105.00	USD	83	(1,832)
UnitedHealth Group, Inc.	67	01/28/22	USD	485.00	USD	3,364	(163,647)
Vertex Pharmaceuticals, Inc.	50	01/28/22	USD	220.00	USD	1,098	(44,000)
Abbott Laboratories	187	02/18/22	USD	130.00	USD	2,632	(223,465)
AbbVie, Inc.	94	02/18/22	USD	130.00	USD	1,273	(68,620)
Agilon Health, Inc.	35	02/18/22	USD	25.00	USD	95	(10,938)
Alcon, Inc.	71	02/18/22	USD	85.00	USD	619	(37,275)
Alnylam Pharmaceuticals, Inc.	18	02/18/22	USD	220.00	USD	305	(4,140)
Argenx SE, ADR	15	02/18/22	USD	340.00	USD	525	(40,125)
Avantor, Inc.	177	02/18/22	USD	42.50	USD	746	(35,400)
Avantor, Inc.	91	02/18/22	USD	40.00	USD	383	(31,395)
Baxter International, Inc.	159	02/18/22	USD	87.50	USD	1,365	(36,172)
BioMarin Pharmaceutical, Inc.	80	02/18/22	USD	90.00	USD	707	(36,000)
Blueprint Medicines Corp.	23	02/18/22	USD	110.00	USD	246	(12,420)
Centene Corp.	75	02/18/22	USD	85.00	USD	618	(20,812)
Cerevel Therapeutics Holdings, Inc.	32	02/18/22	USD	45.00	USD	104	(2,000)
Cigna Corp.	70	02/18/22	USD	230.00	USD	1,607	(61,250)
Enanta Pharmaceuticals, Inc.	6	02/18/22	USD	90.00	USD	45	(2,010)
Encompass Health Corp.	80	02/18/22	USD	69.00	USD	522	(16,513)
Gilead Sciences, Inc.	254	02/18/22	USD	70.00	USD	1,844	(107,950)
Guardant Health, Inc.	22	02/18/22	USD	115.00	USD	220	(7,755)
Incyte Corp.	45	02/18/22	USD	80.00	USD	330	(10,238)
IQVIA Holdings, Inc.	43	02/18/22	USD	270.00	USD	1,213	(73,100)
LHC Group, Inc.	38	02/18/22	USD	145.00	USD	521	(18,050)
Masimo Corp.	28	02/18/22	USD	305.00	USD	820	(24,500)
McKesson Corp.	11	02/18/22	USD	230.00	USD	273	(24,310)
Merck & Co., Inc.	137	02/18/22	USD	77.50	USD	1,050	(29,249)
Natera, Inc.	13	02/18/22	USD	110.00	USD	121	(3,705)
Pfizer, Inc.	195	02/18/22	USD	51.20	USD	1,151	(161,047)
Pfizer, Inc.	833	02/18/22	USD	65.00	USD	4,919	(86,632)
Prothena Corp. PLC	40	02/18/22	USD	60.00	USD	198	(10,000)
QIAGEN NV	109	02/18/22	USD	60.00	USD	606	(11,718)

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) December 31, 2021	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Quest Diagnostics, Inc.	73	02/18/22	USD	175.00	USD	1,263	$(37,595)
Regeneron Pharmaceuticals, Inc.	22	02/18/22	USD	680.00	USD	1,389	(20,020)
Revolution Medicines, Inc.	10	02/18/22	USD	30.00	USD	25	(975)
Sarepta Therapeutics, Inc.	50	02/18/22	USD	105.00	USD	450	(30,750)
Seagen, Inc.	115	02/18/22	USD	165.00	USD	1,778	(60,950)
Stryker Corp.	61	02/18/22	USD	260.00	USD	1,631	(82,960)
Stryker Corp.	21	02/18/22	USD	280.00	USD	562	(8,348)
Teleflex, Inc.	38	02/18/22	USD	340.00	USD	1,248	(43,700)
Thermo Fisher Scientific, Inc.	43	02/18/22	USD	700.00	USD	2,869	(52,245)
Twist Bioscience Corp.	7	02/18/22	USD	105.00	USD	54	(1,138)
Zimmer Biomet Holdings, Inc.	80	02/18/22	USD	125.00	USD	1,016	(53,600)
ABIOMED, Inc.	29	03/18/22	USD	350.00	USD	1,042	(86,420)
Insulet Corp.	23	03/18/22	USD	310.00	USD	612	(19,090)

							$(9,330,000)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Daiichi Sankyo Co. Ltd.	UBS AG	23,400	01/04/22	JPY	2,879.93	JPY	68,445	$(16,161)
Masimo Corp.	BNP Paribas SA	2,800	01/04/22	USD	310.04	USD	820	(273)
Sanofi	Goldman Sachs International	6,800	01/04/22	EUR	91.24	EUR	602	(237)
Genmab A/S	Barclays Bank PLC	2,800	01/12/22	USD	40.86	USD	111	(2,376)
Astrazeneca PLC	UBS AG	18,300	01/13/22	GBP	86.80	GBP	1,588	(24,709)
Sanofi	Goldman Sachs International	7,100	01/13/22	EUR	89.59	EUR	629	(4,211)
Hansoh Pharmaceutical Group Co. Ltd.	JPMorgan Chase Bank N.A.	156,000	01/25/22	HKD	16.94	HKD	2,964	(45,994)
Roche Holding AG	Barclays Bank PLC	3,200	01/25/22	CHF	366.54	CHF	1,213	(51,492)
Genmab A/S, ADR	BNP Paribas SA	5,000	01/27/22	USD	41.14	USD	198	(7,183)
ResMed, Inc.	Citibank N.A.	3,500	01/27/22	USD	265.26	USD	912	(14,467)
Daiichi Sankyo Co. Ltd.	JPMorgan Chase Bank N.A.	23,400	02/01/22	JPY	2,888.73	JPY	68,445	(28,706)
Roche Holding AG	Morgan Stanley & Co. International PLC	1,100	02/01/22	CHF	378.49	CHF	417	(9,741)
Alnylam Pharmaceuticals, Inc.	Citibank N.A.	1,800	02/02/22	USD	202.61	USD	305	(5,249)
Sanofi	Goldman Sachs International	8,000	02/03/22	EUR	88.27	EUR	709	(16,091)
Hansoh Pharmaceutical Group Co. Ltd.	UBS AG	112,000	02/04/22	HKD	19.11	HKD	2,128	(15,317)
Genmab A/S	Morgan Stanley & Co. International PLC	2,000	02/10/22	DKK	2,599.95	DKK	5,260	(40,238)
Hansoh Pharmaceutical Group Co. Ltd.	Goldman Sachs International	66,000	02/15/22	HKD	19.37	HKD	1,254	(9,412)

								$(291,857)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$1,051,465	$(4,786,432)	$(9,621,857)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments

Options written
Options written at value	$—	$—	$9,621,857	$—	$—	$—	$9,621,857

80	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Health Sciences Trust (BME)

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(267,045)	$—	$—	$—	$(267,045)
Options written	—	—	(7,325,999)	—	—	—	(7,325,999)

	$—	$—	$(7,593,044)	$—	$—	$—	$(7,593,044)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(2,422,221)	$—	$—	$—	$(2,422,221)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$50,094
Average value of option contracts written	$6,150,706

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$9,621,857

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	9,621,857

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(9,330,000)

Total derivative assets and liabilities subject to an MNA	$—	$291,857

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)

Barclays Bank PLC	$53,868	$—	$—	$—	$53,868
BNP Paribas SA	7,456	—	—	—	7,456
Citibank N.A.	19,716	—	—	—	19,716
Goldman Sachs International	29,951	—	—	—	29,951
JPMorgan Chase Bank N.A.	74,700	—	(74,700)	—	—
Morgan Stanley & Co. International PLC	49,979	—	—	—	49,979
UBS AG	56,187	—	—	—	56,187

	$291,857	$—	$(74,700)	$—	$217,157

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) December 31, 2021	BlackRock Health Sciences Trust (BME)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$104,442,617	$3,931,281	$—	$108,373,898
Diversified Financial Services	1,556,817	—	—	1,556,817
Health Care Equipment & Supplies	162,724,009	—	—	162,724,009
Health Care Providers & Services	129,945,319	1,520,780	—	131,466,099
Health Care Technology	2,018,204	—	—	2,018,204
Life Sciences Tools & Services	78,864,817	1,367,392	—	80,232,209
Pharmaceuticals	103,764,228	21,957,524	—	125,721,752
Other Interests	—	—	260,519	260,519
Preferred Securities
Preferred Stocks	—	—	5,355,800	5,355,800
Warrants	40,082	—	—	40,082
Short-Term Securities
Money Market Funds	27,581,316	—	—	27,581,316

	$610,937,409	$28,776,977	$5,616,319	645,330,705

Investments Valued at NAV(a)				211,489

				$645,542,194

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(9,131,442)	$(490,415)	$—	$(9,621,857)

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Other Interests	Preferred Stocks	Total

Assets
Opening balance, as of December 31, 2020	$2,699,612	$254,814	$1,417,773	$4,372,199
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(715,869)	—	—	(715,869)
Other(a)	348,001	—	(348,001)	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	1,737,253	—	—	1,737,253
Net change in unrealized appreciation (depreciation)(b)(c)	(1,345,342)	5,705	(59,725)	(1,399,362)
Purchases	—	—	5,095,778	5,095,778
Sales	(2,723,655)	—	(750,025)	(3,473,680)

Closing balance, as of December 31, 2021	$—	$260,519	$5,355,800	$5,616,319

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021(c)	$—	$5,705	$(59,717)	$(54,012)

(a)	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

82	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	BlackRock Health Sciences Trust II (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 29.6%
Abbisko Cayman Ltd., (Acquired 10/29/21, Cost: $14,841,983)(a)	10,378,250	$11,765,232
Acumen Pharmaceuticals, Inc., (Acquired 11/20/20, Cost: $5,419,999)(a)	1,426,503	9,643,160
Agios Pharmaceuticals, Inc.(b)(c)	417,428	13,720,859
Akouos, Inc.(c)	287,850	2,446,725
Alnylam Pharmaceuticals, Inc.(b)(c)	88,342	14,981,036
Ambrx Biopharma, Inc., ADR(c)	1,265,827	11,430,418
Annexon, Inc.(c)	237,835	2,732,724
Applied Molecular Transport, Inc.(c)	99,096	1,385,362
Arcus Biosciences, Inc.(c)	111,190	4,499,859
Arcutis Biotherapeutics, Inc.(c)	511,332	10,605,026
Argenx SE, ADR(c)	114,339	40,040,374
Arrowhead Pharmaceuticals, Inc.(c)	81,025	5,371,958
Bicycle Therapeutics PLC(c)	58,600	3,566,982
BioAtla, Inc.(c)	138,461	2,717,989
Biogen, Inc.(c)	71,495	17,153,080
Biohaven Pharmaceutical Holding Co. Ltd.(c)	198,410	27,342,882
BioMarin Pharmaceutical, Inc.(c)	148,083	13,083,133
Biomea Fusion, Inc.(c)	521,404	3,884,460
Blueprint Medicines Corp.(c)	148,890	15,947,608
C4 Therapeutics, Inc.(c)	201,293	6,481,635
Cerevel Therapeutics Holdings, Inc.(c)	266,656	8,644,988
Connect Biopharma Holdings Ltd.(c)	1,125,262	5,795,099
Decibel Therapeutics, Inc.	636,792	2,961,083
Decibel Therapeutics, Inc.(c)	156,735	728,818
Enanta Pharmaceuticals, Inc.(c)	67,443	5,043,388
Everest Medicines Ltd., (Acquired 05/29/20, Cost: $11,209,200)(a)	3,113,667	13,896,110
Everest Medicines Ltd.(c)(d)(e)	433,000	1,935,447
Exact Sciences Corp.(c)	173,565	13,508,564
Fate Therapeutics, Inc.(c)	54,634	3,196,635
Genetron Holdings Ltd., ADR(c)	214,441	1,308,090
Genmab A/S(c)	95,917	38,285,558
Genmab A/S, ADR(c)	271,546	10,742,360
Gracell Biotechnologies, Inc., ADR(c)	340,846	2,058,710
Horizon Therapeutics PLC(c)	221,999	23,922,612
Icosavax, Inc.(c)(d)	530,147	12,129,763
Ideaya Biosciences, Inc.(c)	195,293	4,616,727
Imago Biosciences, Inc., (Acquired 11/12/20, Cost: $10,000,009)(a)	985,657	23,292,028
Imago Biosciences, Inc.(c)	135,209	3,205,805
Immunocore Holdings PLC, ADR(c)	59,868	2,049,880
Immunocore Ltd.	321,900	11,021,856
Insmed, Inc.(c)	125,556	3,420,145
Iovance Biotherapeutics, Inc.(c)	226,055	4,315,390
Karuna Therapeutics, Inc.(c)	32,205	4,218,855
Keros Therapeutics, Inc.(c)	200,607	11,737,516
Kinnate Biopharma, Inc.(c)	295,538	5,236,933
Kodiak Sciences, Inc.(c)	87,252	7,397,225
Kronos Bio, Inc.(c)	284,272	3,863,256
Krystal Biotech, Inc.(c)	86,357	6,040,672
Kymera Therapeutics, Inc.(b)(c)	716,241	45,474,141
LianBio, ADR(c)	180,400	1,111,264
LianBio, Series A, (Acquired 10/28/20, Cost: $5,960,632)(a)	615,188	3,663,240
Merus NV(c)	115,155	3,661,929
Mirati Therapeutics, Inc.(b)(c)	94,751	13,899,024

Security	Shares	Value

Biotechnology (continued)
Monte Rosa Therapeutics, Inc., (Acquired 03/11/21, Cost: $7,999,998)(a)	764,573	$15,612,581
Morphic Holding, Inc.(c)	94,902	4,496,457
Natera, Inc.(c)	373,322	34,864,542
Neurocrine Biosciences, Inc.(c)	231,560	19,721,965
Omega Therapeutics, Inc., Series C, (Acquired 03/04/21, Cost: $7,999,998)(a)(f)	705,882	7,939,882
PMV Pharmaceuticals, Inc.(c)	252,345	5,829,170
Point Biopharma Global, Inc.(c)	394,898	2,211,429
Prometheus Biosciences, Inc.(c)	239,432	9,467,141
Prothena Corp. PLC(c)	343,011	16,944,743
Rapid Micro Biosystems, Inc., Series D, (Acquired 03/09/21, Cost: $9,896,004)(a)	549,778	5,831,764
Rapt Therapeutics, Inc.(c)	178,545	6,557,958
Revolution Medicines, Inc.(c)	280,503	7,060,261
Rubius Therapeutics, Inc.(c)	120,890	1,170,215
Sarepta Therapeutics, Inc.(c)	327,749	29,513,797
Seagen, Inc.(b)(c)(g)	439,030	67,874,038
Sigilon Therapeutics, Inc.(c)	564,538	1,558,125
Talaris Therapeutics, Inc.(c)	748,614	11,446,308
Tango Therapeutics, Inc., (Acquired 08/10/21, Cost: $5,000,000)(a)	500,000	5,470,000
Tango Therapeutics, Inc.(c)(d)	167,744	1,835,119
Taysha Gene Therapies, Inc.(c)	435,201	5,070,092
Tenaya Therapeutics, Inc.(c)	165,729	3,140,565
Twist Bioscience Corp.(c)	204,550	15,830,124
United Therapeutics Corp.(b)(c)	55,704	12,036,520
Vertex Pharmaceuticals, Inc.(c)	235,670	51,753,132
Zentalis Pharmaceuticals, Inc.(c)	221,186	18,592,895

		883,012,436

Diversified Financial Services(c) — 1.7%
DA32 Life Science Tech Acquisition Corp., Class A(f)	1,496,819	14,683,795
Eucrates Biomedical Acquisition Corp.(f)	897,657	8,761,132
Health Assurance Acquisition Corp., Class A	1,361,273	13,299,637
Health Sciences Acquisitions Corp.	233,344	2,333,440
Helix Acquisition Corp., Class A	216,150	2,137,724
MedTech Acquisition Corp., Class A(d)	917,284	9,062,766

		50,278,494

Electronic Equipment, Instruments & Components — 0.2%
908 Devices, Inc.(c)	274,084	7,090,553

Health Care Equipment & Supplies — 28.1%
ABIOMED, Inc.(b)(c)	98,637	35,427,092
Alcon, Inc.	736,189	64,136,786
ConvaTec Group PLC(e)	4,411,215	11,523,339
Cooper Cos., Inc.	73,600	30,833,984
Demant A/S(c)	466,495	23,887,409
DexCom, Inc.(b)(c)	56,427	30,298,478
Edwards Lifesciences Corp.(c)	408,458	52,915,734
Globus Medical, Inc., Class A(c)	104,070	7,513,854
GN Store Nord A/S	192,531	12,080,502
Hologic, Inc.(b)(c)	490,210	37,530,478
Insulet Corp.(c)	148,550	39,524,699
Intuitive Surgical, Inc.(c)(g)	133,373	47,920,919
Masimo Corp.(c)(g)	208,281	60,980,511
Nevro Corp.(b)(c)	445,125	36,086,284
Novocure Ltd.(c)	127,530	9,574,952
Nyxoah SA(c)(d)	648,041	14,386,510
Penumbra, Inc.(c)	77,878	22,375,907
Pulmonx Corp.(c)	137,876	4,421,683
ResMed, Inc.(b)	196,756	51,251,003

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) December 31, 2021	BlackRock Health Sciences Trust II (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
SI-BONE, Inc.(c)	204,910	$4,551,051
Silk Road Medical, Inc.(c)	205,132	8,740,675
Sonova Holding AG, Registered Shares	77,355	30,230,083
STERIS PLC	131,745	32,068,050
Straumann Holding AG, Registered Shares	8,621	18,229,888
Stryker Corp.	86,215	23,055,615
Tandem Diabetes Care, Inc.(b)(c)	306,030	46,063,636
Teleflex, Inc.	136,332	44,782,335
Zimmer Biomet Holdings, Inc.	291,793	37,069,383

		837,460,840

Health Care Providers & Services — 13.6%
Addus HomeCare Corp.(c)	42,050	3,932,095
Agilon Health, Inc.(c)	282,683	7,632,441
Alignment Healthcare, Inc.(c)	339,512	4,773,539
Amedisys, Inc.(c)	137,176	22,206,051
AmerisourceBergen Corp.	174,010	23,124,189
Amplifon SpA	610,945	32,873,820
Cano Health, Inc., (Acquired 09/02/21, Cost: $21,741,890)(a)	2,174,189	19,372,024
CareMax, Inc., (Acquired 07/22/21, Cost: $14,077,000)(a)	1,407,700	10,811,136
CareMax, Inc.(c)	309,553	2,377,367
Centene Corp.(c)	332,642	27,409,701
Chemed Corp.	22,962	12,147,816
Encompass Health Corp.(b)	370,028	24,148,027
Guardant Health, Inc.(c)	233,615	23,366,172
Humana, Inc.	51,075	23,691,649
Immuneering Corp., Series B, (Acquired 12/21/20, Cost: $5,999,982)(a)	817,261	13,119,668
IsoPlexis Corp., Series D, (Acquired 12/30/20, Cost: $14,800,023)(a)	1,601,113	14,321,849
Kindstar Globalgene Technology, Inc., (Acquired 07/08/21, Cost: $5,204,660)(a)	4,092,500	3,007,358
LHC Group, Inc.(b)(c)	233,959	32,106,194
Oak Street Health, Inc.(c)(g)	1,199,764	39,760,179
Quest Diagnostics, Inc.	165,210	28,582,982
R1 RCM, Inc.(c)	386,030	9,839,905
Rede D’Or Sao Luiz SA(e)	843,563	6,775,443
Science 37 Holdings, Inc., (Acquired 10/06/21, Cost: $15,000,000)(a)	1,500,000	16,976,809
TScan Therapeutics, Inc., Series C, (Acquired 01/15/21, Cost: $9,999,999)(a)	855,317	3,836,097

		406,192,511

Health Care Technology(c) — 0.9%
Definitive Healthcare Corp.	150,428	4,111,197
Sophia Genetics SA	291,485	4,109,939
Teladoc Health, Inc.	184,446	16,935,832

		25,156,968

Life Sciences Tools & Services — 11.8%
Agilent Technologies, Inc.	145,670	23,256,215
Avantor, Inc.(b)(c)	645,194	27,188,475
Berkeley Lights, Inc.(b)(c)	190,554	3,464,272
Bruker Corp.	208,102	17,461,839
Charles River Laboratories International, Inc.(c)	85,445	32,193,967
Cytek Biosciences, Inc.(c)	840,842	13,722,541
Gerresheimer AG	243,305	23,393,521
Illumina, Inc.(c)	61,223	23,291,678
IQVIA Holdings, Inc.(c)	136,077	38,392,765
Lonza Group AG, Registered Shares	33,777	28,122,323

Security	Shares	Value

Life Sciences Tools & Services (continued)
Mettler-Toledo International, Inc.(b)(c)	18,255	$30,982,569
Olink Holding AB, ADR(c)	29,442	535,844
QIAGEN NV(c)	299,500	16,646,210
Sotera Health Co.(c)	1,179,907	27,786,810
West Pharmaceutical Services, Inc.	39,055	18,317,186
WuXi AppTec Co. Ltd., Class H(e)	749,992	12,958,584
Wuxi Biologics Cayman, Inc.(c)(e)	1,233,303	14,600,943

		352,315,742

Pharmaceuticals — 4.4%
Antengene Corp. Ltd., (Acquired 11/18/20, Cost: $7,091,948)(a)	5,019,274	6,314,686
Daiichi Sankyo Co. Ltd.	1,945,700	49,520,820
Marinus Pharmaceuticals, Inc.(c)	320,484	3,807,350
Merck KGaA	99,895	25,698,693
Nektar Therapeutics(c)	335,188	4,528,390
Nuvation Bio, Inc.(c)	200,496	1,704,216
UCB SA	344,377	39,302,356

		130,876,511

Total Common Stocks — 90.3% (Cost: $2,155,776,125)		2,692,384,055

	Benefical Interest (000)

Other Interests

Biotechnology — 0.1%
Vividion Therapeutics, Inc.(a)(h)	$3,810	4,000,000

Total Other Interests — 0.1% (Cost: $ — )		4,000,000

	Shares

Preferred Securities

Preferred Stocks — 8.5%

Biotechnology — 4.3%
Affinvax, Inc., Series C, (Acquired 01/06/21, Cost: $5,786,041)(a)(h)	183,164	6,363,117
Amunix Pharmaceuticals, Inc., Series B, (Acquired 02/26/21, Cost: $9,999,999)(a)(h)	5,657,068	26,588,220
Bright Peak Therapeutics AG, Series B, (Acquired 05/14/21, Cost: $8,000,004)(a)(h)	2,048,132	8,008,196
Cellarity, Inc., Series B, (Acquired 01/15/21, Cost: $14,584,998)(a)(h)	2,430,833	13,126,498
Design Therapeutics, Inc	936,636	20,053,377
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $3,029,231)(a)(h)	2,567,145	3,491,317
Laronde, Inc., Series B, (Acquired 07/28/21, Cost: $13,498,156)(a)(h)	482,077	13,498,156
Mirvie, Inc., Series B, (Acquired 10/15/21, Cost: $6,250,000)(a)(h)	2,793,833	6,250,000
Neurogene, Inc., Series B, (Acquired 12/14/20, Cost: $9,549,916)(a)(h)	3,913,900	9,549,916
NiKang Therapeutics, Inc., Series C, (Acquired 05/20/21, Cost: $7,999,996)(a)(h)	1,394,189	8,797,333

84	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Health Sciences Trust II (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Numab Therapeutics AG, (Acquired 05/07/21, Cost: $7,770,441)(a)(h)	815,851	$8,837,192
OnKure, Inc., Series B, (Acquired 03/03/21, Cost: $2,250,000)(a)(h)	814,244	2,418,305

		126,981,627

Health Care Equipment & Supplies(a)(h) — 1.3%
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $13,225,003)	2,257,597	12,258,752
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $6,929,998)	2,379,480	7,423,977
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $14,071,890)	115,766,240	13,162,413
Swift Health Systems, Inc., Series D, (Acquired 08/27/21, Cost: $6,441,930)	2,078,042	6,421,150

		39,266,292

Health Care Providers & Services(a)(h) — 1.3%
Adicon Holdings Ltd., (Acquired 12/22/20, Cost: $17,840,000)	10,696,226	17,648,773
Everly Well, Inc., Series D, (Acquired 11/25/20, Cost: $9,999,986)	382,775	20,470,807

		38,119,580

Pharmaceuticals(a)(h) — 0.5%
Insitro, Inc.
Series B, (Acquired 05/21/20, Cost: $4,999,999)	802,478	13,208,788
Series C, (Acquired 03/10/21, Cost: $3,600,018)	196,818	3,239,624

		16,448,412

Semiconductors & Semiconductor Equipment — 0.5%
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $14,999,997)(a)(h)	571,947	14,922,097

Software — 0.6%
Carbon Health Technologies, Inc., (Acquired 07/09/21, Cost: $17,100,000)(a)(h)	17,100	17,016,381

Total Preferred Stocks — 8.5%		252,754,389

Total Preferred Securities — 8.5% (Cost: $207,927,606)		252,754,389

Warrants

Diversified Financial Services(c) — 0.0%
Eucrates Biomedical Acquisition Corp. (Expires 12/14/2025)	299,219	173,547
Health Assurance Acquisition Corp. (Expires 11/12/2025)	340,318	287,841
MedTech Acquisition Corp. (Expires 12/18/2025)	305,761	159,302

		620,690

Security	Shares	Value

Health Care Providers & Services — 0.0%
CareMax, Inc. (Expires 06/08/2026)(c)	63,808	$89,969

Pharmaceuticals — 0.0%
Nuvation Bio, Inc. (Expires 07/07/2027)(c)	68,880	130,183

Total Warrants — 0.0% (Cost: $2,402,502)		840,842

Total Long-Term Investments — 98.9% (Cost: $2,366,106,233)		2,949,979,286

Short-Term Securities

Money Market Funds — 2.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(f)(i)	61,616,484	61,616,484
SL Liquidity Series, LLC, Money Market Series, 0.15%(f)(i)(j)	4,939,024	4,939,518

Total Short-Term Securities — 2.2% (Cost: $66,556,141)		66,556,002

Total Investments Before Options Written — 101.1% (Cost: $2,432,662,374)		3,016,535,288

Options Written — (0.7)% (Premiums Received: $(21,476,066))		(23,146,210)

Total Investments, Net of Options Written — 100.4% (Cost: $2,411,186,308)		2,993,389,078

Liabilities in Excess of Other Assets — (0.4)%		(11,502,809)

Net Assets — 100.0%		$2,981,886,269

(a)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $421,574,636, representing 14.1% of its net assets as of period end, and an original cost of $370,170,928.

(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Non-income producing security.
(d)	All or a portion of this security is on loan.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Affiliate of the Trust.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) December 31, 2021	BlackRock Health Sciences Trust II (BMEZ)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$18,347,773	$43,268,711	(a)	$—		$—	$—	$61,616,484	61,616,484	$5,437		$—
DA32 Life Science Tech Acquisition Corp., Class A	—	14,968,190		—		—	(284,395)	14,683,795	1,496,819	—		—
Eucrates Biomedical Acquisition Corp.	—	8,555,569		—		—	205,563	8,761,132	897,657	—		—
SL Liquidity Series, LLC, Money Market Series	9,577,690	—		(4,637,183	)(a)	(851)	(138)	4,939,518	4,939,024	276,651	(b)	—

						$(851)	$(78,970)	$90,000,929		$282,088		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Agios Pharmaceuticals, Inc.	469	01/06/22	USD	42.99	USD	1,542	$(4)
Tandem Diabetes Care, Inc.	133	01/07/22	USD	140.00	USD	2,002	(154,945)
Teladoc Health, Inc.	113	01/07/22	USD	115.00	USD	1,038	(2,147)
Alnylam Pharmaceuticals, Inc.	428	01/11/22	USD	191.00	USD	7,258	(52,412)
Edwards Lifesciences Corp.	293	01/14/22	USD	125.00	USD	3,796	(165,545)
Humana, Inc.	153	01/14/22	USD	470.00	USD	7,097	(69,998)
Illumina, Inc.	183	01/14/22	USD	370.00	USD	6,962	(378,810)
Intuitive Surgical, Inc.	64	01/14/22	USD	370.00	USD	2,300	(45,120)
Tandem Diabetes Care, Inc.	195	01/14/22	USD	140.00	USD	2,935	(229,125)
Vertex Pharmaceuticals, Inc.	172	01/14/22	USD	215.00	USD	3,777	(143,620)
ABIOMED, Inc.	148	01/21/22	USD	340.00	USD	5,316	(389,980)
Addus HomeCare Corp.	63	01/21/22	USD	105.00	USD	589	(15,120)
Agilent Technologies, Inc.	283	01/21/22	USD	170.00	USD	4,518	(10,613)
Agilon Health, Inc.	424	01/21/22	USD	27.06	USD	1,145	(63,229)
Agios Pharmaceuticals, Inc.	348	01/21/22	USD	35.00	USD	1,144	(32,190)
Alcon, Inc.	785	01/21/22	USD	87.50	USD	6,839	(131,487)
Alnylam Pharmaceuticals, Inc.	179	01/21/22	USD	185.00	USD	3,035	(68,020)
Amedisys, Inc.	411	01/21/22	USD	175.00	USD	6,653	(63,705)
AmerisourceBergen Corp.	522	01/21/22	USD	133.00	USD	6,937	(165,735)
Arcus Biosciences, Inc.	333	01/21/22	USD	55.00	USD	1,348	(21,645)
Arcutis Biotherapeutics, Inc.	380	01/21/22	USD	20.00	USD	788	(71,250)
Argenx SE, ADR	166	01/21/22	USD	340.00	USD	5,813	(331,170)
Arrowhead Pharmaceuticals, Inc.	243	01/21/22	USD	75.00	USD	1,611	(19,440)
Avantor, Inc.	739	01/21/22	USD	42.50	USD	3,114	(77,595)
Avantor, Inc.	369	01/21/22	USD	40.00	USD	1,555	(95,017)
Biogen, Inc.	107	01/21/22	USD	265.00	USD	2,567	(36,915)
Biohaven Pharmaceutical Holding Co. Ltd.	291	01/21/22	USD	120.00	USD	4,010	(589,275)
BioMarin Pharmaceutical, Inc.	222	01/21/22	USD	90.00	USD	1,961	(59,940)
Blueprint Medicines Corp.	223	01/21/22	USD	105.00	USD	2,389	(128,225)
Bruker Corp.	624	01/21/22	USD	87.50	USD	5,236	(152,880)
C4 Therapeutics, Inc.	321	01/21/22	USD	50.00	USD	1,034	(72,225)
C4 Therapeutics, Inc.	262	01/21/22	USD	45.00	USD	844	(60,260)
Centene Corp.	264	01/21/22	USD	75.00	USD	2,175	(204,600)
Cerevel Therapeutics Holdings, Inc.	399	01/21/22	USD	45.00	USD	1,294	(29,925)
Chemed Corp.	68	01/21/22	USD	510.00	USD	3,597	(170,680)
Cooper Cos., Inc.	177	01/21/22	USD	430.00	USD	7,415	(95,580)
DexCom, Inc.	169	01/21/22	USD	660.00	USD	9,074	(33,800)
Edwards Lifesciences Corp.	79	01/21/22	USD	120.00	USD	1,023	(84,135)

86	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Edwards Lifesciences Corp.	275	01/21/22	USD	128.00	USD	3,563	$(112,750)
Enanta Pharmaceuticals, Inc.	101	01/21/22	USD	90.00	USD	755	(26,260)
Encompass Health Corp.	555	01/21/22	USD	65.00	USD	3,622	(119,325)
Exact Sciences Corp.	260	01/21/22	USD	105.00	USD	2,024	(4,550)
Globus Medical, Inc., Class A	312	01/21/22	USD	70.00	USD	2,253	(117,000)
Guardant Health, Inc.	204	01/21/22	USD	115.00	USD	2,040	(34,170)
Guardant Health, Inc.	283	01/21/22	USD	120.00	USD	2,831	(22,640)
Hologic, Inc.	735	01/21/22	USD	80.00	USD	5,627	(58,800)
Horizon Therapeutics PLC	465	01/21/22	USD	115.00	USD	5,011	(55,800)
Ideaya Biosciences, Inc.	301	01/21/22	USD	25.00	USD	712	(28,595)
Insulet Corp.	254	01/21/22	USD	310.00	USD	6,758	(25,400)
Intuitive Surgical, Inc.	228	01/21/22	USD	360.00	USD	8,192	(281,580)
Intuitive Surgical, Inc.	108	01/21/22	USD	350.00	USD	3,880	(214,380)
IQVIA Holdings, Inc.	135	01/21/22	USD	270.00	USD	3,809	(189,000)
Keros Therapeutics, Inc.	300	01/21/22	USD	55.00	USD	1,755	(171,000)
Kodiak Sciences, Inc.	261	01/21/22	USD	110.00	USD	2,213	(40,455)
Kymera Therapeutics, Inc.	600	01/21/22	USD	60.00	USD	3,809	(393,000)
Marinus Pharmaceuticals, Inc.	481	01/21/22	USD	14.00	USD	571	(21,645)
Marinus Pharmaceuticals, Inc.	240	01/21/22	USD	10.00	USD	285	(49,200)
Masimo Corp.	228	01/21/22	USD	295.00	USD	6,675	(176,700)
Merus NV	330	01/21/22	USD	30.00	USD	1,049	(117,975)
Mirati Therapeutics, Inc.	142	01/21/22	USD	160.00	USD	2,083	(29,110)
Morphic Holding, Inc.	284	01/21/22	USD	70.00	USD	1,346	(142,000)
Natera, Inc.	163	01/21/22	USD	120.00	USD	1,522	(18,745)
Natera, Inc.	46	01/21/22	USD	105.00	USD	430	(4,715)
Nektar Therapeutics	335	01/21/22	USD	16.00	USD	453	(22,613)
Neurocrine Biosciences, Inc.	694	01/21/22	USD	95.00	USD	5,911	(43,375)
Nevro Corp.	708	01/21/22	USD	100.00	USD	5,740	(23,010)
Oak Street Health, Inc.	1,797	01/21/22	USD	40.00	USD	5,955	(62,895)
Penumbra, Inc.	90	01/21/22	USD	290.00	USD	2,586	(94,500)
Prometheus Biosciences, Inc.	400	01/21/22	USD	40.00	USD	1,582	(119,000)
Prothena Corp. PLC	515	01/21/22	USD	55.00	USD	2,544	(93,987)
Pulmonx Corp.	105	01/21/22	USD	45.02	USD	337	(572)
Pulmonx Corp.	120	01/21/22	USD	40.00	USD	385	(6,600)
QIAGEN NV	449	01/21/22	USD	60.00	USD	2,496	(31,430)
Quest Diagnostics, Inc.	245	01/21/22	USD	155.00	USD	4,239	(444,675)
Rapt Therapeutics, Inc.	130	01/21/22	USD	40.00	USD	477	(20,800)
ResMed, Inc.	295	01/21/22	USD	270.00	USD	7,684	(60,475)
Revolution Medicines, Inc.	300	01/21/22	USD	35.00	USD	755	(15,000)
Revolution Medicines, Inc.	240	01/21/22	USD	30.00	USD	604	(9,000)
Sarepta Therapeutics, Inc.	233	01/21/22	USD	100.00	USD	2,098	(75,142)
Seagen, Inc.	658	01/21/22	USD	160.00	USD	10,173	(217,140)
SI-BONE, Inc.	80	01/21/22	USD	25.00	USD	178	(4,000)
SI-BONE, Inc.	260	01/21/22	USD	22.50	USD	577	(27,300)
Silk Road Medical, Inc.	363	01/21/22	USD	55.00	USD	1,547	(29,040)
Sotera Health Co.	1,269	01/21/22	USD	25.25	USD	2,988	(18,309)
Tandem Diabetes Care, Inc.	207	01/21/22	USD	150.00	USD	3,116	(114,885)
Teladoc Health, Inc.	286	01/21/22	USD	150.00	USD	2,626	(3,718)
Teleflex, Inc.	136	01/21/22	USD	370.00	USD	4,467	(65,280)
Twist Bioscience Corp.	105	01/21/22	USD	135.00	USD	813	(6,300)
Twist Bioscience Corp.	168	01/21/22	USD	150.00	USD	1,300	(84,000)
United Therapeutics Corp.	84	01/21/22	USD	210.00	USD	1,815	(77,700)
Vertex Pharmaceuticals, Inc.	361	01/21/22	USD	220.00	USD	7,928	(218,405)
Zentalis Pharmaceuticals, Inc.	330	01/21/22	USD	90.00	USD	2,774	(103,950)
Zimmer Biomet Holdings, Inc.	585	01/21/22	USD	140.00	USD	7,432	(17,550)
Centene Corp.	283	01/28/22	USD	85.00	USD	2,332	(55,185)
Pulmonx Corp.	105	01/28/22	USD	38.00	USD	337	(12,540)
Tandem Diabetes Care, Inc.	195	01/28/22	USD	140.00	USD	2,935	(254,475)
Teladoc Health, Inc.	154	01/28/22	USD	105.00	USD	1,414	(31,339)
Vertex Pharmaceuticals, Inc.	173	01/28/22	USD	220.00	USD	3,799	(152,240)
908 Devices, Inc.	150	02/18/22	USD	35.00	USD	388	(7,125)
Addus HomeCare Corp.	63	02/18/22	USD	90.00	USD	589	(38,430)

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) December 31, 2021	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Agilent Technologies, Inc.	154	02/18/22	USD	170.00	USD	2,459	$(28,105)
Agilon Health, Inc.	165	02/18/22	USD	25.00	USD	446	(51,563)
Alcon, Inc.	1,423	02/18/22	USD	85.00	USD	12,397	(747,075)
Alnylam Pharmaceuticals, Inc.	89	02/18/22	USD	220.00	USD	1,509	(20,470)
Argenx SE, ADR	177	02/18/22	USD	340.00	USD	6,198	(473,475)
Avantor, Inc.	1,041	02/18/22	USD	42.50	USD	4,387	(208,200)
Avantor, Inc.	369	02/18/22	USD	40.00	USD	1,555	(127,305)
Biogen, Inc.	107	02/18/22	USD	265.00	USD	2,567	(62,060)
Biohaven Pharmaceutical Holding Co. Ltd.	13	02/18/22	USD	130.00	USD	179	(19,760)
Biohaven Pharmaceutical Holding Co. Ltd.	291	02/18/22	USD	120.10	USD	4,010	(695,082)
BioMarin Pharmaceutical, Inc.	222	02/18/22	USD	90.00	USD	1,961	(99,900)
Blueprint Medicines Corp.	223	02/18/22	USD	110.00	USD	2,389	(120,420)
Centene Corp.	450	02/18/22	USD	85.00	USD	3,708	(124,875)
Cerevel Therapeutics Holdings, Inc.	398	02/18/22	USD	45.00	USD	1,290	(24,875)
Charles River Laboratories International, Inc.	256	02/18/22	USD	400.00	USD	9,646	(225,280)
Edwards Lifesciences Corp.	425	02/18/22	USD	125.00	USD	5,506	(352,750)
Enanta Pharmaceuticals, Inc.	101	02/18/22	USD	90.00	USD	755	(33,835)
Encompass Health Corp.	555	02/18/22	USD	69.00	USD	3,622	(114,556)
Exact Sciences Corp.	260	02/18/22	USD	90.00	USD	2,024	(83,200)
Fate Therapeutics, Inc.	163	02/18/22	USD	70.00	USD	954	(42,788)
Guardant Health, Inc.	204	02/18/22	USD	115.00	USD	2,040	(71,910)
Hologic, Inc.	735	02/18/22	USD	80.00	USD	5,627	(134,137)
Horizon Therapeutics PLC	200	02/18/22	USD	115.00	USD	2,155	(53,000)
Insmed, Inc.	376	02/18/22	USD	33.00	USD	1,024	(90,240)
IQVIA Holdings, Inc.	274	02/18/22	USD	270.00	USD	7,731	(465,800)
Keros Therapeutics, Inc.	300	02/18/22	USD	60.00	USD	1,755	(160,500)
Kymera Therapeutics, Inc.	600	02/18/22	USD	60.00	USD	3,809	(531,000)
LHC Group, Inc.	352	02/18/22	USD	145.00	USD	4,830	(167,200)
Masimo Corp.	167	02/18/22	USD	305.00	USD	4,889	(146,125)
Mettler-Toledo International, Inc.	54	02/18/22	USD	1,650.00	USD	9,165	(539,190)
Natera, Inc.	89	02/18/22	USD	110.00	USD	831	(25,365)
Nektar Therapeutics	670	02/18/22	USD	15.00	USD	905	(144,050)
Penumbra, Inc.	90	02/18/22	USD	280.00	USD	2,586	(186,750)
Prothena Corp. PLC	514	02/18/22	USD	60.00	USD	2,539	(128,500)
Pulmonx Corp.	4	02/18/22	USD	40.00	USD	13	(310)
QIAGEN NV	449	02/18/22	USD	60.00	USD	2,496	(48,268)
Quest Diagnostics, Inc.	250	02/18/22	USD	175.00	USD	4,325	(128,750)
Rapt Therapeutics, Inc.	405	02/18/22	USD	40.00	USD	1,488	(121,500)
Revolution Medicines, Inc.	301	02/18/22	USD	30.00	USD	758	(29,348)
Sarepta Therapeutics, Inc.	340	02/18/22	USD	105.00	USD	3,062	(209,100)
Seagen, Inc.	658	02/18/22	USD	165.00	USD	10,173	(348,740)
SI-BONE, Inc.	260	02/18/22	USD	22.50	USD	577	(66,300)
Silk Road Medical, Inc.	252	02/18/22	USD	40.00	USD	1,074	(123,480)
Sotera Health Co.	500	02/18/22	USD	25.00	USD	1,178	(35,000)
STERIS PLC	196	02/18/22	USD	240.00	USD	4,771	(214,620)
Stryker Corp.	258	02/18/22	USD	270.00	USD	6,899	(212,850)
Tandem Diabetes Care, Inc.	188	02/18/22	USD	145.00	USD	2,830	(225,600)
Teleflex, Inc.	272	02/18/22	USD	340.00	USD	8,935	(312,800)
Twist Bioscience Corp.	170	02/18/22	USD	105.00	USD	1,316	(27,625)
United Therapeutics Corp.	83	02/18/22	USD	210.00	USD	1,793	(110,390)
West Pharmaceutical Services, Inc.	117	02/18/22	USD	470.00	USD	5,487	(267,930)
Zentalis Pharmaceuticals, Inc.	333	02/18/22	USD	85.00	USD	2,799	(283,050)
Zimmer Biomet Holdings, Inc.	290	02/18/22	USD	125.00	USD	3,684	(194,300)
Sotera Health Co.	1,269	02/25/22	USD	24.75	USD	2,988	(108,229)
ABIOMED, Inc.	148	03/18/22	USD	350.00	USD	5,316	(441,040)
Insulet Corp.	191	03/18/22	USD	310.00	USD	5,082	(158,530)

							$(19,800,243)

88	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Health Sciences Trust II (BMEZ)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Amplifon SpA	Morgan Stanley & Co. International PLC	75,000	01/04/22	EUR	46.65	EUR	3,559	$(74,413)
Daiichi Sankyo Co. Ltd.	UBS AG	213,400	01/04/22	JPY	2,879.93	JPY	624,195	(147,379)
Demant A/S	Morgan Stanley & Co. International PLC	70,000	01/04/22	DKK	342.20	DKK	23,457	(12,951)
Masimo Corp.	BNP Paribas SA	22,800	01/04/22	USD	310.04	USD	6,675	(2,223)
Sonova Holding AG	UBS AG	13,100	01/04/22	CHF	399.54	CHF	4,687	(2)
STERIS PLC	Barclays Bank PLC	19,900	01/04/22	USD	237.13	USD	4,844	(132,280)
Amplifon SpA	Morgan Stanley & Co. International PLC	61,800	01/11/22	EUR	46.34	EUR	2,932	(93,584)
Gerresheimer AG	Morgan Stanley & Co. International PLC	20,000	01/11/22	EUR	82.71	EUR	1,694	(55,605)
GN Store Nord A/S	Credit Suisse International	32,000	01/11/22	DKK	411.25	DKK	13,162	(29,599)
Sonova Holding AG	Morgan Stanley & Co. International PLC	10,200	01/11/22	CHF	378.43	CHF	3,650	(8,907)
Genmab A/S	Barclays Bank PLC	31,400	01/12/22	USD	40.86	USD	1,242	(26,643)
Convatec Group PLC	Morgan Stanley & Co. International PLC	500,000	01/13/22	GBP	2.25	GBP	966	(14)
Wuxi Biologics Cayman Inc.	JPMorgan Chase Bank N.A.	370,000	01/13/22	HKD	110.56	HKD	34,244	(6,435)
Amplifon SpA	Morgan Stanley & Co. International PLC	26,400	01/20/22	EUR	42.87	EUR	1,253	(136,310)
Genmab A/S	Credit Suisse International	11,600	01/20/22	DKK	2,750.28	DKK	30,508	(31,789)
Straumann Holding AG	UBS AG	1,300	01/20/22	CHF	2,126.80	CHF	2,518	(4,918)
UCB SA	Goldman Sachs International	40,500	01/20/22	EUR	101.99	EUR	4,064	(51,177)
Lonza Group AG	UBS AG	3,700	01/25/22	CHF	767.92	CHF	2,818	(59,328)
Straumann Holding AG	UBS AG	3,600	01/25/22	CHF	2,015.71	CHF	6,973	(82,984)
Amplifon SpA	UBS AG	20,000	01/27/22	EUR	44.30	EUR	949	(75,033)
Convatec Group PLC	Morgan Stanley & Co. International PLC	323,300	01/27/22	GBP	1.98	GBP	624	(14,230)
Demant A/S	UBS AG	70,000	01/27/22	DKK	323.11	DKK	23,457	(183,723)
Genmab A/S, ADR	BNP Paribas SA	50,000	01/27/22	USD	41.14	USD	1,978	(71,828)
GN Store Nord A/S	Morgan Stanley & Co. International PLC	25,700	01/27/22	DKK	392.26	DKK	10,570	(92,908)
ResMed, Inc.	Citibank N.A.	29,500	01/27/22	USD	265.26	USD	7,684	(121,932)
Daiichi Sankyo Co. Ltd.	JPMorgan Chase Bank N.A.	370,300	02/01/22	JPY	2,888.73	JPY	1,083,128	(454,266)
Alnylam Pharmaceuticals, Inc.	Citibank N.A.	9,000	02/02/22	USD	202.61	USD	1,526	(26,245)
Gerresheimer AG	Credit Suisse International	20,000	02/03/22	EUR	83.94	EUR	1,694	(73,241)
Merck KGaA	UBS AG	30,000	02/03/22	EUR	228.56	EUR	6,810	(181,462)
Rede D’or Sao Luiz SA	Citibank N.A.	253,000	02/03/22	USD	50.85	USD	11,342	(17,960)
UCB SA	UBS AG	40,500	02/03/22	EUR	100.16	EUR	4,064	(118,130)
Sotera Health Co.	Citibank N.A.	50,100	02/07/22	USD	23.67	USD	1,180	(52,495)
Convatec Group PLC	Morgan Stanley & Co. International PLC	500,000	02/08/22	GBP	1.91	GBP	966	(50,148)
Lonza Group AG	UBS AG	6,400	02/08/22	CHF	767.41	CHF	4,874	(152,662)
Straumann Holding AG	UBS AG	3,300	02/08/22	CHF	2,008.84	CHF	6,392	(152,272)
UCB SA	UBS AG	22,400	02/08/22	EUR	100.49	EUR	2,248	(64,332)
Genmab A/S	Morgan Stanley & Co. International PLC	17,200	02/10/22	DKK	2,599.95	DKK	45,236	(346,045)
Wuxi Apptec Ltd., Class H	JPMorgan Chase Bank N.A.	225,000	02/10/22	HKD	153.66	HKD	30,375	(140,514)

								$(3,345,967)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$ 6,187,136	$(7,857,280)	$ (23,146,210)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$23,146,210	$—	$—	$—	$23,146,210

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) December 31, 2021	BlackRock Health Sciences Trust II (BMEZ)

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased	$—	$—	$(4,108)	$—	$—	$—	$(4,108)
Options written	—	—	(4,512,182)	—	—	—	(4,512,182)

	$—	$—	$(4,516,290)	$—	$—	$—	$(4,516,290)

Net Change in Unrealized Appreciation (Depreciation) on:

Options written	$—	$—	$14,045,494	$—	$—	$—	$14,045,494

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$25,274,548

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$23,146,210

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	23,146,210

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(19,800,243)

Total derivative assets and liabilities subject to an MNA	$—	$3,345,967

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)

Barclays Bank PLC	$158,923	$—	$(158,923)	$—	$—
BNP Paribas SA	74,051	—	—	—	74,051
Citibank N.A.	218,632	—	(198,632)	(20,000)	—
Credit Suisse International	134,629	—	(134,629)	—	—
Goldman Sachs International	51,177	—	(51,177)	—	—
JPMorgan Chase Bank N.A.	601,215	—	(601,215)	—	—
Morgan Stanley & Co. International PLC	885,115	—	(869,115)	(16,000)	—
UBS AG	1,222,225	—	(1,222,225)	—	—

	$3,345,967	$—	$(3,235,916)	$(36,000)	$74,051

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

90	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Health Sciences Trust II (BMEZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$731,694,495	$151,317,941	$—	$883,012,436
Diversified Financial Services	50,278,494	—	—	50,278,494
Electronic Equipment, Instruments & Components	7,090,553	—	—	7,090,553
Health Care Equipment & Supplies	741,509,619	95,951,221	—	837,460,840
Health Care Providers & Services	285,098,307	121,094,204	—	406,192,511
Health Care Technology	25,156,968	—	—	25,156,968
Life Sciences Tools & Services	273,240,371	79,075,371	—	352,315,742
Pharmaceuticals	10,039,956	120,836,555	—	130,876,511
Other Interests	—	—	4,000,000	4,000,000
Preferred Securities
Preferred Stocks	—	20,053,377	232,701,012	252,754,389
Warrants
Diversified Financial Services	447,143	173,547	—	620,690
Health Care Providers & Services	89,969	—	—	89,969
Pharmaceuticals	130,183	—	—	130,183
Short-Term Securities
Money Market Funds	61,616,484	—	—	61,616,484

	$2,186,392,542	$588,502,216	$236,701,012	3,011,595,770

Investments Valued at NAV(a)				4,939,518

				$3,016,535,288

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(18,735,310)	$(4,410,900)	$—	$(23,146,210)

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Other Interest	Preferred Stocks	Total

Assets
Opening balance, as of December 31, 2020	$28,744,832	—	$112,069,329	$140,814,161
Transfers into Level 3(a)	—	—	—	—
Transfers out of Level 3(b)	(28,744,832)	—	—	(28,744,832)
Other(c)	—	—	(33,475,075)	(33,475,075)
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	2,392,568	2,392,568
Net change in unrealized appreciation (depreciation)(d)(e)	—	4,000,000	34,307,661	38,307,661

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) December 31, 2021	BlackRock Health Sciences Trust II (BMEZ)

	Common Stocks	Other Interest	Preferred Stocks	Total

Purchases	$—	—	$156,328,436	$156,328,436
Sales	—	—	(38,921,907)	(38,921,907)

Closing balance, as of December 31, 2021	$—	4,000,000	$232,701,012	$236,701,012

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021(e)	$—	4,000,000	$34,307,661	$38,307,661

(a)

As of December 31, 2020, the Trust used observable inputs in determining the value of certain investments. As of December 31, 2021, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of December 31, 2020, the Trust used significant unobservable inputs in determining the value of certain investments. As of December 31, 2021, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.
(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Preferred Stocks	$232,701,012	Market	Revenue Multiple	6.50x - 7.75x		6.81x
			EBITDA Multiple	10.50x		—
			Volatility	50% - 81%		65%
			Time to Exit	1.0 - 4.0		2.3
			Market Adjustment Multiple	0.90x - 2.90x		1.39x
			Recent Transactions	$2.24 - $28.00		$ 12.96
Other Interests	4,000,000	Market	Recent Transactions	$ 1.05		—

	$236,701,012

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

92	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	BlackRock Innovation and Growth Trust (BIGZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.0%
Axon Enterprise, Inc.(a)(b)	683,396	$107,293,172
HEICO Corp.	361,607	52,150,962

		159,444,134

Auto Components — 2.4%
Fox Factory Holding Corp.(b)	549,506	93,470,971

Biotechnology(b) — 2.0%
Halozyme Therapeutics, Inc.	1,232,909	49,575,271
Natera, Inc.	304,281	28,416,802

		77,992,073

Building Products — 2.4%
AZEK Co., Inc.(b)	2,078,325	96,101,748

Chemicals — 1.2%
Amyris, Inc.(a)(b)	8,984,474	48,606,004

Diversified Consumer Services(b) — 2.3%
Bright Horizons Family Solutions, Inc.	129,293	16,275,403
Duolingo, Inc., Class A	204,766	21,727,720
Ideal Image, Class A, (Acquired 05/05/21, Cost: $50,000,000)(c)(d)	6,224	52,682,173

		90,685,296

Electrical Equipment — 1.6%
Shoals Technologies Group, Inc., Class A(b)	2,604,084	63,279,241

Electronic Equipment, Instruments & Components — 2.2%
908 Devices, Inc.(b)(e)	2,309,607	59,749,533
Halma PLC	679,598	29,466,596

		89,216,129

Entertainment — 2.4%
Kahoot! AS(b)	18,487,119	96,721,421

Equity Real Estate Investment Trusts (REITs) — 1.5%
Innovative Industrial Properties, Inc.	112,343	29,536,098
Rexford Industrial Realty, Inc.	387,685	31,445,130

		60,981,228

Food Products — 1.4%
Freshpet, Inc.(b)	571,503	54,447,091

Health Care Equipment & Supplies(b) — 6.8%
Figs, Inc., Class A(f)	1,699,365	46,834,500
Inmode Ltd.	392,738	27,719,448
Masimo Corp.(g)	374,550	109,660,749
Outset Medical, Inc.	1,365,479	62,934,927
Pulmonx Corp.	756,543	24,262,334

		271,411,958

Health Care Technology(b) — 5.0%
Certara, Inc.	2,162,372	61,454,612
Health Catalyst, Inc.	1,270,148	50,323,264
Phreesia, Inc.(a)(g)	2,067,205	86,119,760

		197,897,636

Hotels, Restaurants & Leisure — 2.8%
Penn National Gaming, Inc.(a)(b)	1,070,555	55,508,277

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Planet Fitness, Inc., Class A(b)(g)	411,169	$37,243,688
Wingstop, Inc.	107,010	18,491,328

		111,243,293

Internet & Direct Marketing Retail — 1.6%
Fiverr International Ltd.(b)	569,170	64,714,629

IT Services — 7.1%
DigitalOcean Holdings, Inc.(b)	1,020,109	81,945,356
Globant SA(b)	324,877	102,040,617
Nuvei Corp.(b)(h)	756,644	49,049,218
Salt Pay Co., Ltd., (Acquired 11/16/21, Cost: $49,999,974)(c)(d)	25,742	49,999,973

		283,035,164

Life Sciences Tools & Services — 7.9%
10X Genomics, Inc., Class A(b)(g)	783,624	116,728,631
Bio-Techne Corp.	213,004	110,195,489
Olink Holding AB, ADR(b)	1,420,271	25,848,932
Repligen Corp.(b)	213,187	56,460,445
Seer, Inc., Class A(b)	287,523	6,558,400

		315,791,897

Machinery — 1.6%
Chart Industries, Inc.(b)	404,924	64,581,329

Road & Rail — 1.5%
Saia, Inc.(b)	180,724	60,909,410

Semiconductors & Semiconductor Equipment — 9.0%
Ambarella, Inc.(b)	225,251	45,701,176
Azenta Inc.	491,418	50,670,110
Entegris, Inc.(g)	856,476	118,690,444
Lattice Semiconductor Corp.(b)	498,597	38,421,885
Monolithic Power Systems, Inc.(a)	208,219	102,720,679

		356,204,294

Software — 18.4%
Avalara, Inc.(a)(b)	710,533	91,736,916
Bill.Com Holdings, Inc.(a)(b)	386,572	96,314,414
Blackline, Inc.(b)	422,675	43,763,769
Five9, Inc.(a)(b)	871,384	119,658,451
Gitlab, Inc., Class A(b)	608,447	52,934,889
Grammarly, Inc., (Acquired 11/17/21, Cost: $26,250,012)(c)(d)	1,001,454	26,248,109
Lightspeed Commerce, Inc.(b)	1,641,382	66,280,717
nCino, Inc.(b)	1,115,326	61,186,784
Patreon, Inc., (Acquired 08/19/21, Cost: $11,732,736)(b)(c)(d)	208,333	11,666,648
Paylocity Holding Corp.(a)(b)	368,392	86,999,455
SiteMinder Ltd.(b)	10,145,520	49,898,081
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $2,999,997)(b)(c)(d)	199,738	2,860,248
Snyk Ltd., (Acquired 09/02/21, Cost: $25,961,537)(b)(c)(d)	1,809,860	23,582,476

		733,130,957

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) December 31, 2021	BlackRock Innovation and Growth Trust (BIGZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail(b) — 1.5%
Leslie’s, Inc.	768,758	$18,188,814
Vroom, Inc.(g)	3,801,181	41,014,743

		59,203,557

Total Common Stocks — 86.6% (Cost: $3,840,123,440)		3,449,069,460

	Par (000)

Convertible Notes

Specialty Retail — 0.3%
Super73, Inc. (Acquired: 12/21/21, Cost: $12,000,000), 0.00%(c)(d)	$12,000	12,000,000

Total Convertible Notes — 0.3% (Cost: $12,000,000)		12,000,000

	Shares

Preferred Securities

Preferred Stocks — 13.7%(c)(d)

Aerospace & Defense — 1.3%
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $50,000,009)	2,189,612	50,580,037

Banks — 0.9%
Varo Money Inc., Series E, (Acquired 08/27/21, Cost: $40,000,001)	4,316,904	36,780,022

Capital Markets — 1.3%
The Production Board LLC, Series A, (Acquired 06/04/21, Cost: $50,000,001)	16,666,667	50,027,501

Entertainment — 0.4%
Discord, Inc., Series I, (Acquired 09/13/21, Cost: $17,999,912)	32,690	16,198,222

Food Products — 0.8%
Motif Food Works, Inc., Series B, (Acquired 06/08/21, Cost: $39,999,986)	1,972,240	32,325,014

Hotels, Restaurants & Leisure — 0.8%
Dapper Labs, Inc., Series 7, (Acquired 07/20/21, Cost: $29,999,946)	191,067	29,999,430

IT Services — 0.6%
Via Transportation, Inc., Series G, (Acquired 11/05/21, Cost: $24,999,974)	549,357	24,999,974

Leisure Products — 1.1%
Under Canvas, Inc., Class A, (Acquired 08/19/21, Cost: $49,999,982)	2,172,486	44,731,487

Semiconductors & Semiconductor Equipment — 1.2%
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $39,999,990)	1,525,192	39,792,259
Rivos, Series A, (Acquired 12/03/21, Cost: $7,996,292)	999,228	7,996,322

		47,788,581

Software — 4.7%
Anchor Labs, Inc. , Series D, (Acquired 11/24/21, Cost: $9,999,995)(b)	428,785	9,999,266

Security	Shares	Value

Software (continued)
AnyRoad, Inc., Series B, (Acquired 12/07/21, Cost: $14,999,995)	2,745,894	$14,999,995
Deepgram, Inc., (Acquired 10/22/21, Cost: $11,999,997)(b)	2,165,400	11,974,662
Dragos, Inc., Series D, (Acquired 09/28/21, Cost: $39,999,959)	900,760	39,831,607
Genesys Cloud Services, Inc., (Acquired 11/24/21, Cost: $30,000,101)(b)	4,651,163	30,000,001
Grammarly, Inc., Series 3, (Acquired 11/17/21, Cost: $8,750,004)(b)	333,818	8,749,370
Patreon, Inc., Series D, (Acquired 07/14/21, Cost: $23,333,352)	416,667	23,333,352
SkySafe, Inc., Series B, (Acquired 12/02/21, Cost: $4,999,999)	909,438	4,999,999
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $10,999,994)	732,373	10,487,582
Snyk Ltd., (Acquired 09/02/21, Cost: $24,038,470)	1,675,797	21,835,635
Validere Technologies Inc., Series B, (Acquired 10/21/21, Cost: $10,000,000)(b)	4,684,060	9,996,299

		186,207,768

Wireless Telecommunication Services — 0.6%
Loft Orbital Solutions, Inc., (Acquired 10/14/21, Cost: $24,999,992)(b)	1,365,305	24,930,469

Total Preferred Stocks — 13.7%		544,568,505

Total Preferred Securities — 13.7% (Cost: $565,117,951)		544,568,505

Total Long-Term Investments — 100.6% (Cost: $4,417,241,391)		4,005,637,965

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(e)(i)	1,836,203	1,836,203
SL Liquidity Series, LLC, Money Market Series, 0.15%(e)(i)(j)	5,203,957	5,204,477

Total Short-Term Securities — 0.2% (Cost: $7,040,984)		7,040,680

Total Investments Before Options Written — 100.8% (Cost: $4,424,282,375)		4,012,678,645

Options Written — (0.3)% (Premiums Received: $(17,415,488))		(11,001,039)

Total Investments, Net of Options Written — 100.5% (Cost: $4,406,866,887)		4,001,677,606
Liabilities in Excess of Other Assets — (0.5)%		(20,025,097)

Net Assets — 100.0%		$3,981,652,509

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $723,608,132, representing 18.2% of its net assets as of period end, and an original cost of $744,062,207.

(e)	Affiliate of the Trust.
(f)	All or a portion of this security is on loan.
(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

94	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Innovation and Growth Trust (BIGZ)

(h)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the period ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/29/21	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

908 Devices, Inc.	$—		$104,284,603		$(27,980)	$(20,994)	$(44,486,096)	$59,749,533	2,309,607	$—		$—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—		1,836,203	(b)	—	—	—	1,836,203	1,836,203	42,953		—
iShares Russell 2000 Growth ETF(c)	—		214,699,815		(212,175,613)	(2,524,202)	—	—	—	—		—
iShares Russell Mid-Cap Growth ETF(c)	—		211,658,254		(226,065,994)	14,407,740	—	—	—	—		—
SL Liquidity Series, LLC, Money Market Series	—		5,206,475	(b)	—	(1,694)	(304)	5,204,477	5,203,957	118,573	(d)	—

						$11,860,850	$(44,486,400)	$66,790,213		$161,526		$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)	As of period end, the entity is no longer held.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Ambarella, Inc.	76	01/07/22	USD	250.00	USD	1,542	$(5,700)
Penn National Gaming, Inc.	366	01/07/22	USD	58.00	USD	1,898	(5,124)
Ambarella, Inc.	79	01/14/22	USD	235.00	USD	1,603	(8,493)
Amyris, Inc.	2,500	01/14/22	USD	7.00	USD	1,353	(25,000)
Penn National Gaming, Inc.	340	01/14/22	USD	58.00	USD	1,763	(16,830)
10X Genomics, Inc., Class A	120	01/21/22	USD	170.00	USD	1,788	(30,600)
10X Genomics, Inc., Class A	428	01/21/22	USD	160.00	USD	6,375	(154,080)
908 Devices, Inc.	480	01/21/22	USD	30.00	USD	1,242	(15,600)
Ambarella, Inc.	75	01/21/22	USD	250.00	USD	1,522	(6,188)
Amyris, Inc.	3	01/21/22	USD	12.00	USD	2	(15)
Amyris, Inc.	2,000	01/21/22	USD	9.00	USD	1,082	(10,000)
Avalara, Inc.	604	01/21/22	USD	175.00	USD	7,798	(84,560)
Avalara, Inc.	86	01/21/22	USD	150.00	USD	1,110	(6,450)
Axon Enterprise, Inc.	362	01/21/22	USD	190.00	USD	5,683	(8,145)
AZEK Co., Inc.	1,037	01/21/22	USD	45.00	USD	4,795	(209,992)
Bill.Com Holdings, Inc.	306	01/21/22	USD	340.00	USD	7,624	(9,945)
Bio-Techne Corp.	152	01/21/22	USD	520.00	USD	7,864	(187,720)
Blackline, Inc.	266	01/21/22	USD	125.00	USD	2,754	(5,320)
Bright Horizons Family Solutions, Inc.	207	01/21/22	USD	135.00	USD	2,606	(35,190)
Bright Horizons Family Solutions, Inc.	50	01/21/22	USD	130.00	USD	629	(9,250)
Brooks Automation, Inc.	294	01/21/22	USD	120.00	USD	3,031	(4,410)
Certara, Inc.	962	01/21/22	USD	38.05	USD	2,734	(3,700)
Certara, Inc.	288	01/21/22	USD	30.00	USD	818	(54,000)
Chart Industries, Inc.	283	01/21/22	USD	170.00	USD	4,514	(82,778)

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) December 31, 2021	BlackRock Innovation and Growth Trust (BIGZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
DigitalOcean Holdings, Inc.	300	01/21/22	USD	126.00	USD	2,410	$(584)
DigitalOcean Holdings, Inc.	110	01/21/22	USD	90.00	USD	884	(21,175)
Duolingo, Inc., Class A	67	01/21/22	USD	120.00	USD	711	(14,405)
Entegris, Inc.	488	01/21/22	USD	155.00	USD	6,763	(14,640)
Figs, Inc., Class A	1,485	01/21/22	USD	40.00	USD	4,093	(11,138)
Five9, Inc.	305	01/21/22	USD	170.00	USD	4,188	(32,788)
Five9, Inc.	500	01/21/22	USD	140.00	USD	6,866	(245,000)
Fiverr International Ltd.	330	01/21/22	USD	195.00	USD	3,752	(3,300)
Fox Factory Holding Corp.	69	01/21/22	USD	180.00	USD	1,174	(12,075)
Fox Factory Holding Corp.	138	01/21/22	USD	175.00	USD	2,347	(36,570)
Freshpet, Inc.	275	01/21/22	USD	132.00	USD	2,620	(46)
Freshpet, Inc.	170	01/21/22	USD	110.00	USD	1,620	(10,625)
Gitlab, Inc., Class A	179	01/21/22	USD	145.00	USD	1,557	(13,425)
Gitlab, Inc., Class A	112	01/21/22	USD	110.00	USD	974	(1,960)
Globant SA	214	01/21/22	USD	300.00	USD	6,722	(436,560)
Halozyme Therapeutics, Inc.	1,000	01/21/22	USD	39.00	USD	4,021	(305,000)
Health Catalyst, Inc.	886	01/21/22	USD	55.00	USD	3,510	(44,300)
HEICO Corp.	524	01/21/22	USD	145.00	USD	7,557	(153,270)
Inmode Ltd.	422	01/21/22	USD	97.50	USD	2,978	(6,330)
Innovative Industrial Properties, Inc.	81	01/21/22	USD	260.00	USD	2,130	(82,215)
Lattice Semiconductor Corp.	374	01/21/22	USD	90.00	USD	2,882	(33,660)
Lattice Semiconductor Corp.	225	01/21/22	USD	80.00	USD	1,734	(39,375)
Leslie’s Inc.	687	01/21/22	USD	23.00	USD	1,625	(91,027)
Lightspeed Commerce Inc.	344	01/21/22	CAD	135.00	CAD	1,757	(3,807)
Lightspeed Commerce Inc.	423	01/21/22	CAD	92.00	CAD	2,161	(4,682)
Lightspeed Commerce Inc.	213	01/21/22	CAD	64.00	CAD	1,088	(6,735)
Masimo Corp.	267	01/21/22	USD	295.00	USD	7,817	(206,925)
Monolithic Power Systems, Inc.	151	01/21/22	USD	530.00	USD	7,449	(50,963)
Natera, Inc.	390	01/21/22	USD	120.00	USD	3,642	(44,850)
Natera, Inc.	14	01/21/22	USD	105.00	USD	131	(1,435)
nCino, Inc.	542	01/21/22	USD	73.55	USD	2,973	(539)
Nuvei Corp.	415	01/21/22	CAD	145.00	CAD	3,403	(9,186)
Nuvei Corp.	221	01/21/22	CAD	88.00	CAD	1,812	(42,804)
Outset Medical, Inc.	342	01/21/22	USD	55.00	USD	1,576	(32,490)
Outset Medical, Inc.	77	01/21/22	USD	50.00	USD	355	(10,010)
Paylocity Holding Corp.	134	01/21/22	USD	270.00	USD	3,165	(16,415)
Paylocity Holding Corp.	134	01/21/22	USD	290.00	USD	3,165	(18,760)
Penn National Gaming, Inc.	188	01/21/22	USD	70.00	USD	975	(1,222)
Penn National Gaming, Inc.	183	01/21/22	USD	65.00	USD	949	(3,111)
Phreesia, Inc.	93	01/21/22	USD	75.00	USD	387	(20,460)
Phreesia, Inc.	659	01/21/22	USD	65.00	USD	2,745	(3,295)
Planet Fitness, Inc., Class A	414	01/21/22	USD	100.00	USD	3,750	(17,595)
Pulmonx Corp.	362	01/21/22	USD	45.02	USD	1,161	(1,973)
Pulmonx Corp.	87	01/21/22	USD	40.00	USD	279	(4,785)
Repligen Corp.	186	01/21/22	USD	280.00	USD	4,926	(62,775)
Saia, Inc.	123	01/21/22	USD	347.00	USD	4,145	(115,858)
Seer Inc., Class A	310	01/21/22	USD	35.00	USD	707	(57,350)
Shoals Technologies Group, Inc., Class A	88	01/21/22	USD	35.00	USD	214	(440)
Shoals Technologies Group, Inc., Class A	100	01/21/22	USD	40.00	USD	243	(1,000)
Shoals Technologies Group, Inc., Class A	1,240	01/21/22	USD	30.00	USD	3,013	(21,700)
Vroom, Inc.	1,000	01/21/22	USD	27.50	USD	1,079	(75,000)
Vroom, Inc.	500	01/21/22	USD	20.00	USD	540	(2,500)
Wingstop, Inc.	155	01/21/22	USD	175.00	USD	2,678	(72,850)
Ambarella, Inc.	85	01/28/22	USD	220.00	USD	1,725	(57,800)
Lattice Semiconductor Corp.	246	01/28/22	USD	78.50	USD	1,896	(68,754)
Lattice Semiconductor Corp.	138	01/28/22	USD	80.76	USD	1,063	(26,849)
Penn National Gaming, Inc.	400	01/28/22	USD	54.00	USD	2,074	(81,400)
Pulmonx Corp.	335	01/28/22	USD	38.00	USD	1,074	(40,009)
Planet Fitness, Inc., Class A	184	01/31/22	USD	88.00	USD	1,667	(101,847)
Fiverr International Ltd.	450	02/04/22	USD	140.05	USD	5,117	(82,813)
Halozyme Therapeutics, Inc.	310	02/04/22	USD	34.75	USD	1,247	(193,739)
Axon Enterprise, Inc.	207	02/09/22	USD	161.00	USD	3,250	(161,275)

96	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Innovation and Growth Trust (BIGZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
10X Genomics, Inc., Class A	415	02/18/22	USD	160.00	USD	6,182	$(294,650)
908 Devices, Inc.	350	02/18/22	USD	35.00	USD	905	(16,625)
Avalara, Inc.	80	02/18/22	USD	165.00	USD	1,033	(3,600)
Axon Enterprise, Inc.	210	02/18/22	USD	165.00	USD	3,297	(126,000)
AZEK Co., Inc.	354	02/18/22	USD	45.00	USD	1,637	(115,050)
Bill.Com Holdings, Inc.	256	02/18/22	USD	300.00	USD	6,378	(284,160)
Bio-Techne Corp.	78	02/18/22	USD	520.00	USD	4,035	(196,170)
Blackline, Inc.	174	02/18/22	USD	115.00	USD	1,802	(36,975)
Brooks Automation, Inc.	105	02/18/22	USD	115.00	USD	1,083	(27,300)
Certara, Inc.	105	02/18/22	USD	30.00	USD	298	(26,775)
Certara, Inc.	370	02/18/22	USD	35.00	USD	1,052	(24,050)
Chart Industries, Inc.	283	02/18/22	USD	170.00	USD	4,514	(199,515)
DigitalOcean Holdings, Inc.	106	02/18/22	USD	130.00	USD	851	(5,300)
DigitalOcean Holdings, Inc.	400	02/18/22	USD	85.00	USD	3,213	(248,000)
Duolingo, Inc., Class A	219	02/18/22	USD	120.00	USD	2,324	(120,450)
Entegris, Inc.	757	02/18/22	USD	150.00	USD	10,491	(251,702)
Figs, Inc., Class A	900	02/18/22	USD	30.00	USD	2,480	(159,750)
Five9, Inc.	414	02/18/22	USD	160.00	USD	5,685	(76,590)
Fox Factory Holding Corp.	104	02/18/22	USD	175.00	USD	1,769	(66,040)
Freshpet, Inc.	386	02/18/22	USD	110.00	USD	3,677	(93,605)
Gitlab, Inc., Class A	112	02/18/22	USD	105.00	USD	974	(20,720)
Globant SA	129	02/18/22	USD	310.00	USD	4,052	(293,475)
Halozyme Therapeutics, Inc.	350	02/18/22	USD	41.00	USD	1,407	(49,000)
Inmode Ltd.	150	02/18/22	USD	82.50	USD	1,059	(36,375)
Innovative Industrial Properties, Inc.	82	02/18/22	USD	270.00	USD	2,156	(85,280)
Masimo Corp.	65	02/18/22	USD	305.00	USD	1,903	(56,875)
Monolithic Power Systems, Inc.	151	02/18/22	USD	540.00	USD	7,449	(146,470)
Natera, Inc.	34	02/18/22	USD	110.00	USD	318	(9,690)
nCino, Inc.	510	02/18/22	USD	65.00	USD	2,798	(33,150)
nCino, Inc.	565	02/18/22	USD	60.00	USD	3,100	(103,112)
Nuvei Corp.	221	02/18/22	CAD	96.00	CAD	1,812	(68,137)
Outset Medical, Inc.	522	02/18/22	USD	50.00	USD	2,406	(174,870)
Outset Medical, Inc.	522	02/18/22	USD	55.00	USD	2,406	(70,470)
Paylocity Holding Corp.	129	02/18/22	USD	270.00	USD	3,046	(38,700)
Phreesia, Inc.	461	02/18/22	USD	55.00	USD	1,921	(19,593)
Pulmonx Corp.	13	02/18/22	USD	40.00	USD	42	(1,008)

							$(7,893,791)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Rexford Industrial Realty, Inc.	Bank of America N.A.	30,100	01/03/22	USD	68.25	USD	2,441	$(387,094)
Fox Factory Holding Corp.	Citibank N.A.	38,400	01/04/22	USD	195.60	USD	6,532	—
Halma PLC	Goldman Sachs International	60,500	01/04/22	GBP	31.49	GBP	1,938	(52,186)
Kahoot! AS	UBS AG	500,000	01/04/22	NOK	52.23	NOK	23,037	(5,476)
Leslie’s Inc.	JPMorgan Chase Bank N.A.	68,600	01/04/22	USD	22.05	USD	1,623	(112,430)
Masimo Corp.	BNP Paribas SA	21,100	01/04/22	USD	310.04	USD	6,178	(2,058)
Repligen Corp.	JPMorgan Chase Bank N.A.	12,400	01/04/22	USD	296.69	USD	3,284	(165)
Lightspeed Commerce Inc.	Morgan Stanley & Co. International PLC	46,600	01/06/22	CAD	85.40	CAD	2,380	(2)
Shoals Technologies Group, Inc., Class A	Citibank N.A.	62,000	01/06/22	USD	33.54	USD	1,507	(1)
Kahoot! AS	Morgan Stanley & Co. International PLC	569,150	01/11/22	NOK	54.68	NOK	26,223	(18,038)
Shoals Technologies Group, Inc., Class A	Citibank N.A.	29,800	01/11/22	USD	32.17	USD	724	(184)
AZEK Co., Inc.	Morgan Stanley & Co. International PLC	103,800	01/12/22	USD	40.32	USD	4,800	(667,408)
Shoals Technologies Group, Inc., Class A	Citibank N.A.	59,700	01/14/22	USD	35.85	USD	1,451	(34)
Kahoot! AS	Goldman Sachs International	290,000	01/18/22	NOK	52.94	NOK	13,362	(30,127)
Halma PLC	Morgan Stanley & Co. International PLC	39,400	01/20/22	GBP	32.71	GBP	1,262	(22,059)
Kahoot! AS	Goldman Sachs International	300,000	01/25/22	NOK	55.56	NOK	13,822	(29,267)
Shoals Technologies Group, Inc., Class A	Barclays Bank PLC	70,000	01/26/22	USD	34.66	USD	1,701	(1,544)
Phreesia, Inc.	Citibank N.A.	40,000	01/27/22	USD	57.01	USD	1,666	(16,340)

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) December 31, 2021	BlackRock Innovation and Growth Trust (BIGZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Certara, Inc.	Citibank N.A.	22,000	01/28/22	USD	29.91	USD	625	$(50,161)
AZEK Co., Inc.	Barclays Bank PLC	58,400	01/31/22	USD	44.01	USD	2,700	(172,204)
Bio-Techne Corp.	BNP Paribas SA	7,900	01/31/22	USD	510.73	USD	4,087	(195,850)
Blackline, Inc.	BNP Paribas SA	17,400	01/31/22	USD	111.10	USD	1,802	(35,998)
DigitalOcean Holdings, Inc.	Barclays Bank PLC	51,200	01/31/22	USD	97.04	USD	4,113	(81,286)
Globant SA	Citibank N.A.	12,900	01/31/22	USD	300.48	USD	4,052	(289,870)
Rexford Industrial Realty, Inc.	JPMorgan Chase Bank N.A.	22,200	01/31/22	USD	77.59	USD	1,801	(100,922)
Kahoot! AS	Barclays Bank PLC	500,000	02/01/22	NOK	55.20	NOK	23,037	(71,140)
10X Genomics, Inc., Class A	BNP Paribas SA	13,400	02/02/22	USD	154.22	USD	1,996	(94,199)
Avalara, Inc.	Barclays Bank PLC	17,300	02/02/22	USD	146.13	USD	2,234	(31,107)
Axon Enterprise, Inc.	JPMorgan Chase Bank N.A.	21,200	02/02/22	USD	159.27	USD	3,328	(147,638)
Brooks Automation, Inc.	Citibank N.A.	21,000	02/02/22	USD	108.62	USD	2,165	(67,452)
Fox Factory Holding Corp.	Barclays Bank PLC	10,400	02/02/22	USD	180.93	USD	1,769	(26,509)
Paylocity Holding Corp.	Citibank N.A.	13,300	02/02/22	USD	239.88	USD	3,141	(129,358)
Saia, Inc.	Citibank N.A.	13,900	02/02/22	USD	335.26	USD	4,685	(258,157)
Halma PLC	Goldman Sachs International	8,500	02/08/22	GBP	32.06	GBP	272	(10,984)

								$(3,107,248)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$ N/A	$ N/A	$ 9,733,526	$ (3,319,077)	$ (11,001,039)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$11,001,039	$—	$—	$—	$11,001,039

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased	$—	$—	$(264,537)	$—	$—	$—	$(264,537)
Options written	—	—	(14,153,519)	—	—	—	(14,153,519)

	$—	$—	$(14,418,056)	$—	$—	$—	$(14,418,056)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$6,414,449	$—	$—	$—	$6,414,449

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$26,870,475

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

98	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Innovation and Growth Trust (BIGZ)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$11,001,039

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	11,001,039

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(7,893,791)

Total derivative assets and liabilities subject to an MNA	$—	$3,107,248

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities(b	)

Bank of America N.A.	$387,094	$—	$(387,094)	$—	$—
Barclays Bank PLC	383,790	—	(383,790)	—	—
BNP Paribas SA	328,105	—	—	(30,000)	298,105
Citibank N.A.	811,557	—	(811,557)	—	—
Goldman Sachs International	122,564	—	(122,564)	—	—
JPMorgan Chase Bank N.A.	361,155	—	(361,155)	—	—
Morgan Stanley & Co. International PLC	707,507	—	(540,414)	—	167,093
UBS AG	5,476	—	—	—	5,476

	$3,107,248	$—	$(2,606,574)	$(30,000)	$470,674

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$159,444,134	$—	$—	$159,444,134
Auto Components	93,470,971	—	—	93,470,971
Biotechnology	77,992,073	—	—	77,992,073
Building Products	96,101,748	—	—	96,101,748
Chemicals	48,606,004	—	—	48,606,004
Diversified Consumer Services	38,003,123	—	52,682,173	90,685,296
Electrical Equipment	63,279,241	—	—	63,279,241
Electronic Equipment, Instruments & Components	59,749,533	29,466,596	—	89,216,129
Entertainment	—	96,721,421	—	96,721,421
Equity Real Estate Investment Trusts (REITs)	60,981,228	—	—	60,981,228
Food Products	54,447,091	—	—	54,447,091
Health Care Equipment & Supplies	271,411,958	—	—	271,411,958
Health Care Technology	197,897,636	—	—	197,897,636
Hotels, Restaurants & Leisure	111,243,293	—	—	111,243,293
Internet & Direct Marketing Retail	64,714,629	—	—	64,714,629
IT Services	233,035,191	—	49,999,973	283,035,164
Life Sciences Tools & Services	315,791,897	—	—	315,791,897
Machinery	64,581,329	—	—	64,581,329

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) December 31, 2021	BlackRock Innovation and Growth Trust (BIGZ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Road & Rail	$60,909,410	$—	$—	$60,909,410
Semiconductors & Semiconductor Equipment	356,204,294	—	—	356,204,294
Software	668,773,476	—	64,357,481	733,130,957
Specialty Retail	59,203,557	—	—	59,203,557
Convertible Notes	—	—	12,000,000	12,000,000
Preferred Securities
Preferred Stocks	—	—	544,568,505	544,568,505
Short-Term Securities
Money Market Funds	1,836,203	—	—	1,836,203

	$3,157,678,019	$126,188,017	$723,608,132	4,007,474,168

Investments Valued at NAV(a)				5,204,477

				$4,012,678,645

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(7,095,805)	$(3,905,234)	$—	$(11,001,039)

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Convertible Notes	Preferred Stocks	Total

Assets
Opening balance, as of December 31, 2020	$—	—	$—	$—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	95,372	—	(20,549,446)	(20,454,074)
Purchases	166,944,255	12,000,000	565,117,951	744,062,206
Sales	—	—	—	—

Closing balance, as of December 31, 2021	$167,039,627	12,000,000	$544,568,505	$723,608,132

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021(b)	$95,372	—	$(20,549,446)	$(20,454,074)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Common Stocks	$ 167,039,627	Market	Revenue Multiple	22.00x - 31.00x		30.03x
			EBITDA Multiple	17.25x		—
			Recent Transactions	$ 26.21 - $1,942.35		$ 1,119.93

Convertible Notes	12,000,000	Market	Recent Transactions	$ 100.00		—

Preferred Stocks	544,568,505	Market	Revenue Multiple	7.25x - 31.00x		14.30x
			Time to Exit	3.0 - 5.0		3.7
			Volatility	42% - 90%		62%
			Recent Transactions	2.13 - $157.01		$ 42.55

100	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Innovation and Growth Trust (BIGZ)

Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
		Market Adjustment Multiple	1.00x - 1.00x		1.00x

$ 723,608,132

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments December 31, 2021	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals — 14.6%
CF Industries Holdings, Inc.(a)(b)	553,231	$39,157,690
FMC Corp.(b)	260,025	28,574,147
Koninklijke DSM NV	77,640	17,485,017
Nutrien Ltd.(b)	529,041	39,783,883
Sociedad Quimica y Minera de Chile SA, ADR(b)	133,215	6,718,033

		131,718,770

Containers & Packaging — 1.3%
Packaging Corp. of America(b)	85,308	11,614,684

Electronic Equipment, Instruments & Components — 1.3%
Trimble, Inc.(b)(c)	139,986	12,205,379

Food Products — 8.9%
Bunge Ltd.(b)	331,854	30,981,889
Darling Ingredients, Inc.(b)(c)	155,316	10,761,846
Hofseth International AS, (Acquired 05/26/21, Cost: $10,198,057)(c)(d)(e)	18,993,283	9,834,654
Kerry Group PLC, Class A	145,298	18,745,718
Nestle SA, Registered Shares	70,298	9,814,816

		80,138,923

Machinery(b) — 3.5%
AGCO Corp.	117,352	13,615,179
Deere & Co.	52,807	18,106,992

		31,722,171

Metals & Mining — 29.7%
Anglo American PLC	867,456	35,680,390
ArcelorMittal SA(b)	444,242	14,140,223
BHP Group PLC	1,254,836	37,337,291
First Quantum Minerals Ltd.	999,016	23,906,253
Freeport-McMoRan, Inc.(b)	91,060	3,799,934
Glencore PLC	8,585,532	43,745,670
Neo Lithium Corp.(c)	1,790,715	8,946,851
Newcrest Mining Ltd.	632,738	11,332,406
Newmont Corp.(a)(b)	428,038	26,546,917
Polyus PJSC, Registered Shares, GDR(f)	114,130	10,080,644
Stelco Holdings, Inc.	269,355	8,777,274
Teck Resources Ltd.(b)	377,705	10,885,458
Vale SA, ADR	2,329,925	32,665,549

		267,844,860

Oil, Gas & Consumable Fuels — 40.2%
Canadian Natural Resources Ltd.	579,998	24,507,604
Chevron Corp.(a)(b)	457,029	53,632,353
ConocoPhillips(b)	383,076	27,650,426
EOG Resources, Inc.	87,202	7,746,154
Equinor ASA	648,712	17,177,431
Exxon Mobil Corp.(a)(b)	418,676	25,618,784
Gazprom PJSC, ADR	1,943,600	17,947,477
Hess Corp.	149,477	11,065,782
Kosmos Energy Ltd.(c)	1,777,243	6,149,261
LUKOIL PJSC, ADR	72,659	6,510,309
Marathon Petroleum Corp.(b)	165,361	10,581,450
Pioneer Natural Resources Co.	81,724	14,863,961
Royal Dutch Shell PLC, Class B, ADR(b)	1,032,228	44,747,084
Suncor Energy Inc.	991,241	24,801,595

Security	Shares		Value

Oil, Gas & Consumable Fuels (continued)
TotalEnergies SE.		1,175,214	$59,818,637
Valero Energy Corp.(b)		124,846	9,377,183

			362,195,491

Paper & Forest Products — 0.0%
Precious Woods Holding AG, Registered Shares(c)		20,000	279,851

Total Common Stocks — 99.5% (Cost: $656,116,657)			897,720,129

		Par (000)

Corporate Bonds

Metals & Mining — 0.5%
Osisko Gold Royalties Ltd., 4.00%, 12/31/22	CAD	5,556	4,437,069

Total Corporate Bonds — 0.5% (Cost: $4,434,866)			4,437,069

Total Long-Term Investments — 100.0% (Cost: $660,551,523)			902,157,198

	Shares

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(g)(h)		16,654,313	16,654,313

Total Short-Term Securities — 1.8% (Cost: $16,654,313)			16,654,313

Options Purchased — 0.0% (Cost: $1,311)			—

Total Investments Before Options Written — 101.8% (Cost: $677,207,147)			918,811,511

Options Written — (1.0)% (Premiums Received: $(8,020,674))			(9,395,723)

Total Investments, Net of Options Written — 100.8% (Cost: $669,186,473)			909,415,788

Liabilities in Excess of Other Assets — (0.8)%			(7,633,899)

Net Assets — 100.0%			$901,781,889

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $9,834,654, representing 1.1% of its net assets as of period end, and an original cost of $10,198,057.

(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

102	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Resources & Commodities Strategy Trust (BCX)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$289,665	$16,364,648	(a)	$—	$—	$—	$16,654,313	16,654,313	$1,251	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Aker BP	Goldman Sachs International	27,500	01/04/22	NOK	317.85	NOK	7,469	$—

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
ArcelorMittal SA	821	01/07/22	USD	31.00	USD	2,613	$(87,436)
Chevron Corp.	485	01/07/22	USD	116.25	USD	5,691	(98,543)
ConocoPhillips	457	01/07/22	USD	76.00	USD	3,299	(6,627)
Deere & Co.	69	01/07/22	USD	365.00	USD	2,366	(1,070)
Exxon Mobil Corp.	301	01/07/22	USD	65.01	USD	1,842	(578)
Marathon Petroleum Corp.	95	01/07/22	USD	67.00	USD	608	(1,710)
Valero Energy Corp.	72	01/07/22	USD	76.00	USD	541	(6,012)
ArcelorMittal SA	821	01/14/22	USD	31.00	USD	2,613	(117,813)
CF Industries Holdings, Inc.	733	01/14/22	USD	63.00	USD	5,188	(531,425)
Chevron Corp.	390	01/14/22	USD	121.00	USD	4,577	(21,450)
ConocoPhillips	121	01/14/22	USD	75.00	USD	873	(7,865)
Deere & Co.	33	01/14/22	USD	375.00	USD	1,132	(644)
Exxon Mobil Corp.	301	01/14/22	USD	65.01	USD	1,842	(3,071)
Freeport-McMoRan, Inc.	420	01/14/22	USD	40.00	USD	1,753	(92,610)
Newmont Corp.	528	01/14/22	USD	59.00	USD	3,275	(179,520)
Nutrien Ltd.	739	01/14/22	USD	73.00	USD	5,557	(221,700)
Valero Energy Corp.	98	01/14/22	USD	75.00	USD	736	(19,012)
AGCO Corp.	217	01/21/22	USD	120.00	USD	2,518	(35,262)
Bunge Ltd.	613	01/21/22	USD	100.00	USD	5,723	(19,923)
Canadian Natural Resources Ltd.	561	01/21/22	CAD	54.00	CAD	2,999	(49,450)
Canadian Natural Resources Ltd.	1,584	01/21/22	CAD	56.00	CAD	8,466	(56,976)
CF Industries Holdings, Inc.	420	01/21/22	USD	65.00	USD	2,973	(264,600)
CF Industries Holdings, Inc.	436	01/21/22	USD	72.50	USD	3,086	(64,310)
Chevron Corp.	482	01/21/22	USD	115.00	USD	5,656	(179,545)
ConocoPhillips	206	01/21/22	USD	75.00	USD	1,487	(18,643)
Darling Ingredients, Inc.	287	01/21/22	USD	80.00	USD	1,989	(5,023)
Exxon Mobil Corp.	302	01/21/22	USD	65.00	USD	1,848	(6,342)
First Quantum Minerals Ltd.	589	01/21/22	CAD	29.00	CAD	1,783	(90,332)
FMC Corp.	490	01/21/22	USD	110.00	USD	5,385	(96,775)
Freeport-McMoRan, Inc.	251	01/21/22	USD	43.00	USD	1,047	(22,716)
Marathon Petroleum Corp.	190	01/21/22	USD	67.50	USD	1,216	(10,925)
Marathon Petroleum Corp.	8	01/21/22	USD	65.00	USD	51	(1,060)
Newmont Corp.	527	01/21/22	USD	62.50	USD	3,268	(77,205)
Packaging Corp. of America	316	01/21/22	USD	135.00	USD	4,302	(82,950)
Royal Dutch Shell PLC, Class B, ADR	829	01/21/22	USD	47.50	USD	3,594	(8,290)
Sociedad Quimica y Minera de Chile SA, ADR	246	01/21/22	USD	75.00	USD	1,241	(65,190)
Stelco Holdings Inc.	498	01/21/22	CAD	49.00	CAD	2,053	(6,890)

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) December 31, 2021	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Suncor Energy Inc.	2,342	01/21/22	CAD	33.00	CAD	7,412	$(58,321)
Teck Resources Ltd.	825	01/21/22	USD	29.00	USD	2,378	(78,787)
Valero Energy Corp.	291	01/21/22	USD	80.00	USD	2,186	(18,042)
CF Industries Holdings, Inc.	457	01/28/22	USD	68.00	USD	3,235	(191,940)
Chevron Corp.	334	01/28/22	USD	120.00	USD	3,919	(52,104)
ConocoPhillips	239	01/28/22	USD	75.00	USD	1,725	(29,875)
Deere & Co.	93	01/28/22	USD	365.00	USD	3,189	(18,135)
Exxon Mobil Corp.	491	01/28/22	USD	65.00	USD	3,004	(18,413)
Exxon Mobil Corp.	154	01/28/22	USD	64.00	USD	942	(8,547)
Marathon Petroleum Corp.	118	01/28/22	USD	66.00	USD	755	(16,402)
Newmont Corp.	528	01/28/22	USD	63.00	USD	3,275	(81,840)
Nutrien Ltd.	802	01/28/22	USD	71.00	USD	6,031	(413,030)
Royal Dutch Shell PLC, Class B, ADR	1,045	01/28/22	USD	46.25	USD	4,530	(32,604)
Teck Resources Ltd.	572	01/28/22	USD	29.50	USD	1,649	(50,622)
Nutrien Ltd.	416	02/04/22	USD	77.00	USD	3,128	(76,960)
EOG Resources, Inc.	322	02/11/22	USD	91.00	USD	2,860	(99,981)
AGCO Corp.	217	02/18/22	USD	125.00	USD	2,518	(75,407)
ConocoPhillips	228	02/18/22	USD	77.50	USD	1,646	(32,718)
ConocoPhillips	166	02/18/22	USD	72.50	USD	1,198	(54,365)
Darling Ingredients, Inc.	287	02/18/22	USD	69.00	USD	1,989	(100,489)
FMC Corp.	472	02/18/22	USD	110.00	USD	5,187	(177,000)
Marathon Petroleum Corp.	200	02/18/22	USD	70.00	USD	1,280	(18,300)
Royal Dutch Shell PLC, Class B, ADR	911	02/18/22	USD	45.00	USD	3,949	(86,545)
Sociedad Quimica y Minera de Chile SA, ADR	246	02/18/22	USD	60.00	USD	1,241	(103,320)
Stelco Holdings Inc.	498	02/18/22	CAD	46.00	CAD	2,053	(85,628)
Suncor Energy Inc.	1,325	02/18/22	CAD	32.00	CAD	4,194	(134,600)
Trimble, Inc.	517	02/18/22	USD	90.00	USD	4,508	(130,542)

							$(4,804,010)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Aker BP	Morgan Stanley & Co. International PLC	27,500	01/04/22	NOK	317.86	NOK	7,469	$—
Gazprom PJSC, ADR	Morgan Stanley & Co. International PLC	211,300	01/04/22	USD	9.62	USD	1,952	(2,405)
Statoil ASA	Morgan Stanley & Co. International PLC	161,000	01/05/22	NOK	229.81	NOK	37,544	(109,301)
BHP Group PLC	Goldman Sachs International	139,500	01/11/22	GBP	19.99	GBP	3,068	(376,682)
Gazprom PJSC, ADR	Morgan Stanley & Co. International PLC	211,300	01/11/22	USD	9.71	USD	1,952	(7,776)
Glencore PLC	Morgan Stanley & Co. International PLC	336,000	01/11/22	GBP	3.76	GBP	1,265	(31,709)
Koninklijke DSM N.V	Credit Suisse International	16,300	01/11/22	EUR	197.47	EUR	3,224	(48,610)
LUKOIL PJSC, ADR	Morgan Stanley & Co. International PLC	5,900	01/11/22	USD	95.01	USD	528	(77)
Total SA	Goldman Sachs International	77,500	01/11/22	EUR	44.23	EUR	3,465	(86,094)
Anglo American PLC	Goldman Sachs International	62,000	01/13/22	GBP	29.02	GBP	1,884	(142,116)
Statoil ASA	UBS AG	25,000	01/13/22	NOK	234.66	NOK	5,830	(15,216)
Anglo American PLC	Morgan Stanley & Co. International PLC	190,560	01/18/22	GBP	29.65	GBP	5,791	(374,032)
BHP Group PLC	UBS AG	278,500	01/18/22	GBP	19.17	GBP	6,126	(1,104,510)
Gazprom PJSC, ADR	Morgan Stanley & Co. International PLC	211,300	01/18/22	USD	9.80	USD	1,952	(33,128)
Statoil ASA	Morgan Stanley & Co. International PLC	25,000	01/18/22	NOK	230.80	NOK	5,830	(23,283)
Total SA	Goldman Sachs International	106,500	01/18/22	EUR	44.69	EUR	4,761	(109,235)
Gazprom PJSC, ADR	Morgan Stanley & Co. International PLC	85,200	01/20/22	USD	9.58	USD	787	(9,366)
Statoil ASA	Morgan Stanley & Co. International PLC	29,100	01/20/22	NOK	245.86	NOK	6,786	(9,909)
Newcrest Mining Ltd.	JPMorgan Chase Bank N.A.	126,100	01/25/22	AUD	24.33	AUD	3,104	(77,707)
Glencore PLC	Goldman Sachs International	720,600	01/27/22	GBP	3.73	GBP	2,713	(124,349)
Koninklijke DSM N.V	Goldman Sachs International	19,800	01/27/22	EUR	195.85	EUR	3,917	(103,665)
Total SA	Goldman Sachs International	130,900	01/27/22	EUR	41.62	EUR	5,842	(462,054)
Bunge Ltd.	Citibank N.A.	61,400	01/31/22	USD	91.61	USD	5,732	(216,287)
Glencore PLC	Goldman Sachs International	1,360,100	02/01/22	GBP	3.81	GBP	5,120	(207,589)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	13,000	02/01/22	CHF	125.04	CHF	1,654	(47,595)
Royal Dutch Shell PLC, Class B, ADR	Citibank N.A.	103,400	02/02/22	USD	44.00	USD	4,482	(89,265)
Kerry Group PLC, Class A	UBS AG	53,700	02/03/22	EUR	115.68	EUR	6,085	(71,673)

104	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
LUKOIL PJSC, ADR	Credit Suisse International	21,000	02/03/22	USD	90.41	USD	1,880	$(37,513)
Nestle SA, Registered Shares	UBS AG	13,000	02/08/22	CHF	128.85	CHF	1,654	(22,497)
Newcrest Mining Ltd.	JPMorgan Chase Bank N.A.	108,000	02/08/22	AUD	23.75	AUD	2,659	(107,585)
Total SA	UBS AG	119,900	02/08/22	EUR	44.57	EUR	5,361	(179,871)
Anglo American PLC	UBS AG	68,400	02/10/22	GBP	30.70	GBP	2,079	(133,624)
Glencore PLC	Credit Suisse International	760,000	02/10/22	GBP	3.77	GBP	2,861	(149,969)
Public Joint Stock Polyus, GDR	Morgan Stanley & Co. International PLC	21,000	02/10/22	USD	88.64	USD	1,853	(77,021)

								$(4,591,713)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$ N/A	$ N/A	$ 2,096,639	$ (3,471,688)	$ (9,395,723)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$9,395,723	$—	$—	$—	$9,395,723

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(21,778)	$—	$—	$—	$(21,778)
Options written	—	—	(30,769,396)	—	—	—	(30,769,396)

	$—	$—	$(30,791,174)	$—	$—	$—	$(30,791,174)

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(b)	$—	$—	$(1,311)	$—	$—	$—	$(1,311)
Options written	—	—	5,449,330	—	—	—	5,449,330

	$—	$—	$5,448,019	$—	$—	$—	$5,448,019

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$1,870
Average value of option contracts written	$7,951,354

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) December 31, 2021	BlackRock Resources & Commodities Strategy Trust (BCX)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments

Options	$—	$9,395,723

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	9,395,723

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(4,804,010)

Total derivative assets and liabilities subject to an MNA	$—	$4,591,713

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)

Citibank N.A.	$305,552	$—	$—	$(270,000)	$35,552
Credit Suisse International	236,092	—	(236,092)	—	—
Goldman Sachs International	1,611,784	—	(1,611,784)	—	—
JPMorgan Chase Bank N.A.	185,292	—	—	—	185,292
Morgan Stanley & Co. International PLC	725,602	—	(725,602)	—	—
UBS AG	1,527,391	—	(1,527,391)	—	—

	$4,591,713	$—	$(4,100,869)	$(270,000)	$220,844

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Chemicals	$114,233,753	$17,485,017	$—	$131,718,770
Containers & Packaging	11,614,684	—	—	11,614,684
Electronic Equipment, Instruments & Components	12,205,379	—	—	12,205,379
Food Products	41,743,735	28,560,534	9,834,654	80,138,923
Machinery	31,722,171	—	—	31,722,171
Metals & Mining	129,668,459	138,176,401	—	267,844,860
Oil, Gas & Consumable Fuels	260,741,637	101,453,854	—	362,195,491
Paper & Forest Products	—	279,851	—	279,851
Corporate Bonds	4,437,069	—	—	4,437,069
Short-Term Securities
Money Market Funds	16,654,313	—	—	16,654,313
Options Purchased
Equity Contracts	—	—	—	0

	$623,021,200	$285,955,657	$9,834,654	$918,811,511

Derivative Financial Instruments(a)
Equity Contracts	$—	$—	$—	$—

106	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Resources & Commodities Strategy Trust (BCX)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Liabilities
Equity Contracts	$(4,568,725)	$(4,826,998)	$—	$(9,395,723)

	$(4,568,725)	$(4,826,998)	$—	$(9,395,723)

(a)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Common Stocks

Assets
Opening balance, as of December 31, 2020	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	(363,403)
Purchases	10,198,057
Sales	—

Closing balance, as of December 31, 2021	$9,834,654

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021(b)	$(363,403)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs(a)	Range of Unobservable Inputs Utilized	(a)

Assets
Common Stocks	$9,834,654	Market	EBITDA Multiple	15.75x

	$9,834,654

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	107

Consolidated Schedule of Investments December 31, 2021	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.1%
Lilium NV, (Acquired 09/13/21, Cost: $3,500,000)(a)	350,000	$2,425,500

Automobiles — 3.1%
Arrival SA, (Acquired 09/27/21, Cost: $6,054,721)(a)	835,013	6,195,796
Arrival SA(b)(c)	255,430	1,895,291
Rivian Automotive, Inc., Class A(b)(c)	78,653	8,155,530
Tesla, Inc.(b)(c)	33,525	35,428,549

		51,675,166

Banks — 2.1%
Klarna Holdings AB, (Acquired 08/07/19, Cost: $7,971,978)(a)(d)	26,430	36,095,339

Capital Markets — 0.2%
Coinbase Global, Inc., Class A(b)(c)	15,249	3,848,390

Diversified Consumer Services — 0.2%
Think & Learn Private Ltd., (Acquired 09/30/20, Cost: $1,524,948)(a)(d)	997	3,134,792

Electrical Equipment(c) — 1.0%
Fluence Energy, Inc.	332,617	11,827,860
Shoals Technologies Group, Inc., Class A(b)	186,699	4,536,786

		16,364,646

Electronic Equipment, Instruments & Components — 0.8%
Samsung SDI Co. Ltd.(c)	23,749	13,061,282

Entertainment — 0.6%
Roku, Inc.(b)(c)	46,767	10,672,229

Hotels, Restaurants & Leisure(c) — 1.0%
Airbnb, Inc., Class A(b)	37,782	6,290,325
SiteMinder Ltd.	2,145,680	10,552,965

		16,843,290

Interactive Media & Services — 8.0%
Alphabet, Inc., Class A(b)(c)	15,340	44,440,594
Kakao Corp.(c)	277,541	26,208,818
Meta Platforms, Inc., Class A(b)(c)	68,973	23,199,069
Snap, Inc., Class A(b)(c)	288,083	13,548,543
Z Holdings Corp.	2,013,100	11,615,567
ZoomInfo Technologies, Inc.(b)(c)	247,538	15,891,940

		134,904,531

Internet & Direct Marketing Retail — 3.6%
Amazon.com, Inc.(b)(c)	10,548	35,170,618
Delivery Hero SE(c)(e)	91,619	10,141,356
Jasper Infotech Private Ltd., Series I, (Acquired 08/18/15, Cost: $1,998,435)(a)(d)	1,054	252,707
MercadoLibre, Inc.(b)(c)	11,717	15,799,203

		61,363,884

IT Services — 17.4%
Accenture PLC, Class A(b)	52,691	21,843,054
Adyen NV(c)(e)	4,805	12,613,123
Automattic, Inc., Series E, (Acquired 02/03/21, Cost: $7,999,945)(a)(d)	94,117	8,061,121
Block, Inc., Class A(b)(c)	117,879	19,038,637
GMO Payment Gateway, Inc.	88,800	11,057,965
Marqeta, Inc., Class A(b)(c)	393,939	6,763,933
Mastercard, Inc., Class A(b)	79,688	28,633,492
MongoDB, Inc.(b)(c)	34,790	18,416,087
Okta, Inc.(b)(c)	78,094	17,506,332

Security	Shares	Value

IT Services (continued)
PayPal Holdings, Inc.(b)(c)	120,588	$22,740,485
Salt Pay Co., Ltd., (Acquired 12/17/21, Cost: $24,999,987)(a)(d)	12,871	24,999,987
Shopify, Inc., Class A(b)(c)	13,332	18,363,363
Snowflake, Inc., Class A(b)(c)	13,836	4,686,945
Thoughtworks Holding, Inc.(b)(c)(f)	469,678	12,592,067
TRAX Ltd., Series D, (Acquired 02/18/21, Cost: $1,999,989)(a)(d)	38,361	1,955,644
TRAX Ltd., Series E, (Acquired 09/12/19, Cost: $4,000,013)(a)(d)	106,667	5,437,884
Twilio, Inc., Class A(b)(c)	73,673	19,401,048
Visa, Inc., Class A(b)	108,573	23,528,855
Wise PLC, Class A(c)	1,418,170	14,583,561

		292,223,583

Professional Services — 1.1%
Planet Labs, (Acquired 12/07/21, Cost: $10,000,000)(a)	1,000,000	5,473,249
Recruit Holdings Co. Ltd.	200,300	12,189,394

		17,662,643

Road & Rail — 1.0%
Ant Group Co., Ltd, Series C, (Acquired 05/18/18, Cost: $6,492,863)(a)(d)	1,703,548	6,541,624
Didi Global, Inc., (Acquired 07/08/21, Cost: $3,016,964)(a)	440,012	2,191,260
Lyft, Inc., Class A(b)(c)	200,874	8,583,346

		17,316,230

Semiconductors & Semiconductor Equipment — 15.5%
Advanced Micro Devices, Inc.(b)(c)	116,805	16,808,240
Alphawave IP Group PLC(c)(f)	1,539,553	4,163,556
Analog Devices, Inc.(b)	48,346	8,497,776
ASML Holding NV	38,821	31,096,391
Globalfoundries, Inc.(b)(c)	169,368	11,003,839
Lam Research Corp.(b)	42,915	30,862,322
Marvell Technology, Inc.(b)	643,118	56,266,394
Monolithic Power Systems, Inc.(b)	34,453	16,996,699
Renesas Electronics Corp.(c)	1,178,800	14,641,522
Soitec SA(c)	77,414	18,967,281
STMicroelectronics NV	294,072	14,460,969
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(b)	170,423	20,503,591
Wolfspeed, Inc.(b)(c)	146,517	16,376,205

		260,644,785

Software — 22.6%
Adobe, Inc.(b)(c)	36,933	20,943,227
AppLovin Corp., Class A(b)(c)	177,617	16,742,178
Atlassian Corp. PLC, Class A(b)(c)	46,973	17,910,335
Autodesk, Inc.(b)(c)	47,688	13,409,389
Avalara, Inc.(b)(c)	84,392	10,895,851
AvidXchange Holdings, Inc.(b)(c)	337,955	5,089,602
AvidXchange, Inc., (Acquired 07/29/20, Cost: $2,022,088)(a)	165,028	2,415,595
Cadence Design Systems, Inc.(b)(c)	100,929	18,808,119
Coupa Software, Inc.(b)(c)	60,634	9,583,204
Crowdstrike Holdings, Inc., Class A(b)(c)	52,735	10,797,491
CS Disco, Inc.(b)(c)	212,149	7,584,327
Databricks, Inc., (Acquired 07/24/20, Cost: $960,476)(a)(d)	19,999	4,048,198

108	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
DataRobot, Inc., Series F, (Acquired 03/01/21, Cost: $583,275)(a)(d)	38,789	$1,154,749
Elastic NV(b)(c)	67,504	8,309,067
Freshworks, Inc., Class A(b)(c)	165,642	4,349,759
GitLab, Inc., Series E, (Acquired 09/10/19, Cost: $2,915,501)(a)	156,500	13,229,727
Grammarly, Inc., (Acquired 11/17/21, Cost: $18,749,975)(a)(d)	715,323	18,748,616
Intuit, Inc.(b)	30,003	19,298,530
Microsoft Corp.(b)	216,485	72,808,235
Patreon, Inc., (Acquired 08/19/21, Cost: $3,352,226)(a)(d)	59,524	3,333,344
Paycom Software, Inc.(b)(c)	14,104	5,855,840
salesforce.com, Inc.(b)(c)	58,281	14,810,950
ServiceNow, Inc.(b)(c)	34,251	22,232,667
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $997,636)(a)(d)	66,422	951,163
Snyk Ltd., (Acquired 09/02/21, Cost: $5,192,307)(a)(d)	361,972	4,716,495
Unity Software, Inc.(b)(c)	116,832	16,705,808
Xero Ltd.(c)	130,197	13,326,857
Zscaler, Inc.(b)(c)	69,368	22,290,019

		380,349,342

Specialty Retail — 0.5%
Cazoo Group Ltd., (Acquired 10/08/20, Cost: $5,162,370)(a)	1,298,058	7,709,880

Technology Hardware, Storage & Peripherals — 4.6%
Apple, Inc.(b)	432,559	76,809,502

Total Common Stocks — 83.4% (Cost: $584,351,893)		1,403,105,014

	Par (000)

Convertible Notes

Software — 0.5%
Warhol, Inc.(Acquired: 12/14/21, Cost: $8,000,000), 0.00%(a)(d)	$80	8,000,000

Total Convertible Notes — 0.5% (Cost: $8,000,000)		8,000,000

	Shares

Preferred Securities

Preferred Stocks — 14.3%(a)(d)

Chemicals — 0.6%
Solugen, Inc., (Acquired 09/02/21, Cost: $9,999,977)	269,284	9,923,115

Diversified Consumer Services — 0.2%
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $3,052,975)	1,054	3,314,013

Security	Shares	Value

Diversified Financial Services — 0.6%
Trumid Holdings LLC, Class L, (Acquired 09/15/21, Cost: $9,999,695)(g)	11,420	$10,273,081

Electrical Equipment — 0.5%
Credo Technology Group Holding Ltd.
Series D, (Acquired 03/20/20, Cost: $5,000,001)	1,001,382	7,830,807
Series D+, (Acquired 01/22/20, Cost: $404,498)	69,679	544,890

		8,375,697

Entertainment — 0.4%
Discord, Inc., Series I, (Acquired 09/13/21, Cost: $7,000,088)	12,713	6,299,418

Food & Staples Retailing — 0.4%
Grubmarket, Inc., Series E, (Acquired 10/18/21, Cost: $6,999,994)	709,724	6,997,879

Food Products — 0.8%
Farmer’s Business Network, Inc.
(Acquired 09/15/21, Cost: $6,999,963)	112,616	7,293,012
Series F, (Acquired 07/31/20, Cost: $2,999,886)	90,750	5,876,970

		13,169,982

Interactive Media & Services — 0.9%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $9,999,959)	91,262	14,925,915

IT Services — 1.0%
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $2,999,391)	493,493	3,118,876
Trumid Holdings LLC(g)
Class J-A, (Acquired 07/24/20, Cost: $2,499,716)	5,038	4,532,034
Class J-B, (Acquired 07/24/20, Cost: $1,499,830)	5,038	4,532,030
Voltron Data, Inc., (Acquired 07/14/21, Cost: $5,000,000)	9,090,909	5,363,636

		17,546,576

Road & Rail — 0.3%
FlixMobility GmbH, Series F, (Acquired 07/26/19, Cost: $5,482,937)	275	5,673,457

Semiconductors & Semiconductor Equipment — 3.1%
Psiquantum Corp., Series C, (Acquired 09/09/19, Cost: $3,200,234)	690,003	14,110,561
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $5,000,025)	190,650	4,974,059
Rivos, Series A, (Acquired 12/03/21, Cost: $12,003,705)	1,500,000	12,003,750
SambaNova Systems, Inc., Series C, (Acquired 02/20/20, Cost: $9,972,125)	187,300	20,295,828

		51,384,198

Software — 5.5%
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $3,999,999)	93,135	18,852,387
Series G, (Acquired 02/01/21, Cost: $4,500,001)	25,371	5,135,598
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $2,999,996)	228,276	6,795,776
Grammarly, Inc., Series 3, (Acquired 11/17/21, Cost: $6,249,992)	238,441	6,249,538

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	109

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
MNTN Digital, Inc., (Acquired 11/05/21, Cost: $24,999,980)	1,088,598	$25,005,096
Patreon, Inc., Series D, (Acquired 07/14/21, Cost: $6,666,632)	119,047	6,666,632
Prosimo, Inc., Series B, (Acquired 11/04/21, Cost: $4,999,998)	2,515,811	4,981,306
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $4,999,985)	332,896	4,767,071
Snyk Ltd., (Acquired 09/02/21, Cost: $4,807,688)	335,159	4,367,122
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $3,198,416)	281,080	8,111,969
Series C, (Acquired 09/18/20, Cost: $1,303,260)	47,600	1,373,736

		92,306,231

Total Preferred Stocks — 14.3%		240,189,562

Total Preferred Securities — 14.3% (Cost: $178,840,946)		240,189,562

Warrants

IT Services — 0.0%
TRAX Ltd., (Acquired 09/12/19, Cost: $0)(a)(d)	17,065	117,749

Total Warrants — 0.0% (Cost: $ — )		117,749

Total Long-Term Investments — 98.2% (Cost: $771,192,839)		1,651,412,325

Short-Term Securities

Money Market Funds — 2.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(h)(i)	42,574,872	42,574,872
SL Liquidity Series, LLC, Money Market Series, 0.15%(h)(i)(j)	840,312	840,396

Total Short-Term Securities — 2.6% (Cost: $43,415,268)		43,415,268

Total Investments Before Options Written — 100.8% (Cost: $814,608,107)		1,694,827,593

Options Written — (0.6)% (Premiums Received: $(15,509,931))		(9,725,028)

Total Investments, Net of Options Written — 100.2% (Cost: $799,098,176)		1,685,102,565

Liabilities in Excess of Other Assets — (0.2)%		(3,936,127)

Net Assets — 100.0%		$1,681,166,438

(a)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $407,379,981, representing 24.2% of its net assets as of period end, and an original cost of $306,336,643.

(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of this security is on loan.
(g)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

110	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust (BST)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$9,266,737	$33,308,135	(a)	$—	$—	$—	$42,574,872	42,574,872	$4,959		$—
SL Liquidity Series, LLC, Money Market Series	—	841,774	(a)	—	(1,378)	—	840,396	840,312	757,849	(b)	—

					$(1,378)	$—	$43,415,268		$762,808		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Airbnb, Inc., Class A	38	01/07/22	USD	200.00	USD	633	$(133)
Alphabet Inc., Class A	14	01/07/22	USD	2,925.00	USD	4,056	(23,940)
Amazon.com, Inc.	10	01/07/22	USD	3,525.00	USD	3,334	(4,175)
Analog Devices, Inc.	4	01/07/22	USD	185.00	USD	70	(310)
Apple, Inc.	235	01/07/22	USD	153.38	USD	4,173	(568,610)
Atlassian PLC, Class A	40	01/07/22	USD	395.00	USD	1,525	(12,800)
Autodesk, Inc.	38	01/07/22	USD	280.00	USD	1,069	(17,575)
Block, Inc.	112	01/07/22	USD	225.00	USD	1,809	(336)
Coinbase Global, Inc., Class A	14	01/07/22	USD	360.00	USD	353	(70)
Coupa Software, Inc.	44	01/07/22	USD	215.00	USD	695	(6,600)
Coupa Software, Inc.	30	01/07/22	USD	190.00	USD	474	(300)
Crowdstrike Holdings, Inc., Class A	84	01/07/22	USD	245.00	USD	1,720	(840)
Facebook, Inc., Class A	129	01/07/22	USD	340.00	USD	4,339	(44,505)
Lyft, Inc., Class A	12	01/07/22	USD	44.00	USD	51	(702)
Marvell Technology, Inc.	602	01/07/22	USD	77.00	USD	5,267	(665,210)
Mastercard, Inc., Class A	40	01/07/22	USD	353.27	USD	1,437	(32,534)
Microsoft Corp.	134	01/07/22	USD	330.00	USD	4,507	(106,865)
MongoDB, Inc.	12	01/07/22	USD	560.00	USD	635	(3,630)
Okta, Inc.	66	01/07/22	USD	235.00	USD	1,480	(8,448)
PayPal Holdings, Inc.	59	01/07/22	USD	200.00	USD	1,113	(3,186)
Roku, Inc.	80	01/07/22	USD	250.00	USD	1,826	(15,360)
salesforce.com, Inc.	63	01/07/22	USD	285.00	USD	1,601	(315)
ServiceNow, Inc.	65	01/07/22	USD	690.00	USD	4,219	(7,475)
Shopify, Inc., Class A	24	01/07/22	USD	1,824.00	USD	3,306	(2)
Snap, Inc., Class A	241	01/07/22	USD	51.00	USD	1,133	(4,820)
Snowflake, Inc., Class A	20	01/07/22	USD	390.00	USD	678	(1,050)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	45	01/07/22	USD	122.00	USD	541	(3,623)
Visa, Inc., Class A	54	01/07/22	USD	210.00	USD	1,170	(39,420)
Zscaler, Inc.	68	01/07/22	USD	350.00	USD	2,185	(3,536)
Visa, Inc., Class A	45	01/11/22	USD	221.00	USD	975	(6,363)
Wolfspeed, Inc.	486	01/13/22	USD	120.00	USD	5,432	(57,994)
Accenture PLC, Class A	96	01/14/22	USD	370.00	USD	3,980	(430,560)
Adobe, Inc.	11	01/14/22	USD	660.00	USD	624	(435)
Advanced Micro Devices, Inc.	439	01/14/22	USD	140.00	USD	6,317	(324,860)
Alphabet Inc., Class A	20	01/14/22	USD	3,025.00	USD	5,794	(12,300)
Amazon.com, Inc.	4	01/14/22	USD	3,500.00	USD	1,334	(5,610)
Analog Devices, Inc.	84	01/14/22	USD	195.00	USD	1,476	(40,320)
Apple, Inc.	53	01/14/22	USD	165.00	USD	941	(69,695)
Apple, Inc.	723	01/14/22	USD	180.00	USD	12,838	(173,881)
Arrival SA	547	01/14/22	USD	10.00	USD	406	(10,940)
Atlassian PLC, Class A	8	01/14/22	USD	405.00	USD	305	(3,080)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	111

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Lam Research Corp.	76	01/14/22	USD	720.00	USD	5,466	$(125,400)
Marvell Technology, Inc.	388	01/14/22	USD	83.00	USD	3,395	(216,310)
MercadoLibre, Inc.	5	01/14/22	USD	1,200.00	USD	674	(78,125)
Microsoft Corp.	326	01/14/22	USD	345.00	USD	10,964	(62,592)
Okta, Inc.	44	01/14/22	USD	235.00	USD	986	(10,736)
Rivian Automotive, Inc., Class A	130	01/14/22	USD	140.00	USD	1,348	(2,600)
Shopify, Inc., Class A	9	01/14/22	USD	1,430.00	USD	1,240	(24,075)
Snowflake, Inc., Class A	25	01/14/22	USD	380.00	USD	847	(4,063)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	213	01/14/22	USD	125.00	USD	2,563	(24,601)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	38	01/14/22	USD	120.00	USD	457	(11,286)
Tesla, Inc.	42	01/14/22	USD	1,200.00	USD	4,438	(44,835)
Visa, Inc., Class A	169	01/14/22	USD	220.00	USD	3,662	(35,659)
Zscaler, Inc.	26	01/14/22	USD	335.00	USD	835	(13,000)
Accenture PLC, Class A	82	01/21/22	USD	400.00	USD	3,399	(145,960)
Adobe, Inc.	30	01/21/22	USD	670.00	USD	1,701	(975)
Advanced Micro Devices, Inc.	119	01/21/22	USD	150.00	USD	1,712	(49,385)
Airbnb, Inc., Class A	41	01/21/22	USD	220.00	USD	683	(226)
Alphabet Inc., Class A	6	01/21/22	USD	2,990.00	USD	1,738	(11,010)
Amazon.com, Inc.	13	01/21/22	USD	3,750.00	USD	4,335	(4,615)
Analog Devices, Inc.	75	01/21/22	USD	190.00	USD	1,318	(2,625)
Apple, Inc.	66	01/21/22	USD	155.00	USD	1,172	(151,635)
Applovin Corp., Class A	230	01/21/22	USD	115.00	USD	2,168	(10,350)
Applovin Corp., Class A	288	01/21/22	USD	100.00	USD	2,715	(75,600)
Atlassian PLC, Class A	77	01/21/22	USD	450.00	USD	2,936	(12,898)
Autodesk, Inc.	24	01/21/22	USD	330.00	USD	675	(468)
Avalara, Inc.	117	01/21/22	USD	165.00	USD	1,511	(5,850)
AvidXchange Holdings, Inc.	209	01/21/22	USD	30.00	USD	315	(15,675)
Block, Inc.	104	01/21/22	USD	240.00	USD	1,680	(728)
Cadence Design Systems, Inc.	148	01/21/22	USD	195.00	USD	2,758	(27,750)
Coinbase Global, Inc., Class A	28	01/21/22	USD	315.00	USD	707	(4,130)
Coupa Software, Inc.	30	01/21/22	USD	175.00	USD	474	(4,800)
Crowdstrike Holdings, Inc., Class A	25	01/21/22	USD	290.00	USD	512	(138)
Crowdstrike Holdings, Inc., Class A	2	01/21/22	USD	220.00	USD	41	(615)
CS Disco, Inc.	341	01/21/22	USD	55.00	USD	1,219	(20,460)
Elastic NV	86	01/21/22	USD	200.00	USD	1,059	(2,150)
Facebook, Inc., Class A	67	01/21/22	USD	350.00	USD	2,254	(24,957)
Freshworks Inc., Class A	137	01/21/22	USD	41.73	USD	360	(625)
Globalfoundries Inc.	132	01/21/22	USD	90.00	USD	858	(9,240)
Globalfoundries Inc.	143	01/21/22	USD	70.00	USD	929	(26,812)
Intuit, Inc.	20	01/21/22	USD	700.00	USD	1,286	(3,600)
Lam Research Corp.	26	01/21/22	USD	675.00	USD	1,870	(135,525)
Lyft, Inc., Class A	219	01/21/22	USD	55.00	USD	936	(1,533)
Marqeta, Inc.	750	01/21/22	USD	32.50	USD	1,288	(3,750)
Marqeta, Inc.	750	01/21/22	USD	27.50	USD	1,288	(5,625)
Marvell Technology, Inc.	312	01/21/22	USD	75.00	USD	2,730	(397,020)
Marvell Technology, Inc.	722	01/21/22	USD	95.00	USD	6,317	(41,154)
Mastercard, Inc., Class A	41	01/21/22	USD	370.00	USD	1,473	(15,682)
MercadoLibre, Inc.	10	01/21/22	USD	1,740.00	USD	1,348	(1,025)
Microsoft Corp.	91	01/21/22	USD	340.00	USD	3,061	(44,817)
MongoDB, Inc.	12	01/21/22	USD	580.00	USD	635	(8,580)
Monolithic Power Systems, Inc.	56	01/21/22	USD	530.00	USD	2,763	(18,900)
Okta, Inc.	43	01/21/22	USD	250.00	USD	964	(4,945)
PayPal Holdings, Inc.	112	01/21/22	USD	230.00	USD	2,112	(2,184)
Rivian Automotive, Inc., Class A	123	01/21/22	USD	150.00	USD	1,275	(2,768)
Roku, Inc.	76	01/21/22	USD	310.00	USD	1,734	(3,686)
salesforce.com, Inc.	71	01/21/22	USD	280.00	USD	1,804	(3,373)
ServiceNow, Inc.	30	01/21/22	USD	700.00	USD	1,947	(12,300)
Shoals Technologies Group, Inc., Class A	166	01/21/22	USD	35.00	USD	403	(830)
Shoals Technologies Group, Inc., Class A	197	01/21/22	USD	40.00	USD	479	(1,970)
Shopify, Inc., Class A	9	01/21/22	USD	1,560.00	USD	1,240	(7,965)
Shopify, Inc., Class A	18	01/21/22	USD	1,600.00	USD	2,479	(10,620)
Snap, Inc., Class A	210	01/21/22	USD	60.00	USD	988	(1,785)

112	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Snowflake, Inc., Class A	19	01/21/22	USD	395.00	USD	644	$(2,898)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	295	01/21/22	USD	130.00	USD	3,549	(18,290)
Tesla, Inc.	90	01/21/22	USD	1,170.00	USD	9,511	(196,875)
Thoughtworks Holding, Inc.	351	01/21/22	USD	40.00	USD	941	(8,775)
Thoughtworks Holding, Inc.	605	01/21/22	USD	35.00	USD	1,622	(18,150)
Twilio, Inc., Class A	80	01/21/22	USD	330.00	USD	2,107	(2,440)
Visa, Inc., Class A	70	01/21/22	USD	230.00	USD	1,517	(4,235)
Wolfspeed, Inc.	191	01/21/22	USD	135.00	USD	2,135	(6,685)
ZoomInfo Technologies, Inc.	384	01/21/22	USD	80.00	USD	2,465	(6,720)
ZoomInfo Technologies, Inc.	410	01/21/22	USD	70.00	USD	2,632	(43,050)
Zscaler, Inc.	68	01/21/22	USD	360.00	USD	2,185	(11,968)
Adobe, Inc.	84	01/28/22	USD	615.00	USD	4,763	(22,554)
Airbnb, Inc., Class A	48	01/28/22	USD	190.00	USD	799	(5,856)
Alphabet Inc., Class A	12	01/28/22	USD	2,975.00	USD	3,476	(41,100)
Amazon.com, Inc.	7	01/28/22	USD	3,500.00	USD	2,334	(26,372)
Apple, Inc.	50	01/28/22	USD	177.50	USD	888	(29,500)
Atlassian PLC, Class A	27	01/28/22	USD	375.00	USD	1,029	(69,120)
Autodesk, Inc.	44	01/28/22	USD	290.00	USD	1,237	(20,900)
Block, inc.	29	01/28/22	USD	205.00	USD	468	(1,494)
Coinbase Global, Inc., Class A	9	01/28/22	USD	290.00	USD	227	(4,725)
Mastercard, Inc., Class A	44	01/28/22	USD	360.00	USD	1,581	(46,200)
Microsoft Corp.	135	01/28/22	USD	345.00	USD	4,540	(69,187)
MongoDB, Inc.	31	01/28/22	USD	510.00	USD	1,641	(120,280)
MongoDB, Inc.	32	01/28/22	USD	520.00	USD	1,694	(107,040)
Okta, Inc.	53	01/28/22	USD	245.00	USD	1,188	(16,297)
salesforce.com, Inc.	63	01/28/22	USD	280.00	USD	1,601	(5,292)
Snap, Inc., Class A	125	01/28/22	USD	51.00	USD	588	(13,687)
Tesla, Inc.	25	01/28/22	USD	1,200.00	USD	2,642	(64,812)
Twilio, Inc., Class A	67	01/28/22	USD	290.00	USD	1,764	(27,135)
Zscaler, Inc.	54	01/28/22	USD	325.00	USD	1,735	(71,010)
ServiceNow, Inc.	59	02/04/22	USD	680.00	USD	3,830	(111,805)
Apple, Inc.	278	02/11/22	USD	185.00	USD	4,936	(103,555)
Microsoft Corp.	17	02/11/22	USD	345.00	USD	572	(12,538)
Zscaler, Inc.	96	02/11/22	USD	350.00	USD	3,085	(78,000)
Applovin Corp., Class A	281	02/18/22	USD	115.00	USD	2,649	(61,117)
Autodesk, Inc.	48	02/18/22	USD	300.00	USD	1,350	(22,680)
Avalara, Inc.	45	02/18/22	USD	165.00	USD	581	(2,025)
Avalara, Inc.	13	02/18/22	USD	160.00	USD	168	(1,723)
Cadence Design Systems, Inc.	325	02/18/22	USD	175.00	USD	6,056	(528,125)
CS Disco, Inc.	270	02/18/22	USD	43.00	USD	965	(34,613)
Elastic NV	43	02/18/22	USD	130.00	USD	529	(26,015)
Facebook, Inc., Class A	42	02/18/22	USD	365.00	USD	1,413	(26,145)
Freshworks Inc., Class A	149	02/18/22	USD	30.00	USD	391	(22,350)
Globalfoundries Inc.	275	02/18/22	USD	75.00	USD	1,787	(70,812)
Intuit, Inc.	120	02/18/22	USD	680.00	USD	7,719	(139,800)
Lam Research Corp.	43	02/18/22	USD	710.00	USD	3,092	(181,890)
Lyft, Inc., Class A	135	02/18/22	USD	60.00	USD	577	(2,498)
Lyft, Inc., Class A	52	02/18/22	USD	45.00	USD	222	(12,844)
Marvell Technology, Inc.	315	02/18/22	USD	77.50	USD	2,756	(356,737)
Marvell Technology, Inc.	722	02/18/22	USD	95.00	USD	6,317	(129,960)
Mastercard, Inc., Class A	134	02/18/22	USD	375.00	USD	4,815	(106,195)
MercadoLibre, Inc.	9	02/18/22	USD	1,300.00	USD	1,214	(103,815)
MongoDB, Inc.	13	02/18/22	USD	560.00	USD	688	(31,850)
MongoDB, Inc.	56	02/18/22	USD	630.00	USD	2,964	(44,520)
Monolithic Power Systems, Inc.	56	02/18/22	USD	540.00	USD	2,763	(54,320)
Okta, Inc.	38	02/18/22	USD	260.00	USD	852	(9,842)
PayPal Holdings, Inc.	80	02/18/22	USD	210.00	USD	1,509	(29,200)
Thoughtworks Holding, Inc.	570	02/18/22	USD	30.00	USD	1,528	(82,650)
Unity Software, Inc.	92	02/18/22	USD	160.00	USD	1,316	(56,120)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	113

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Visa, Inc., Class A	29	02/18/22	USD	230.00	USD	628	$(8,222)
Unity Software, Inc.	187	02/25/22	USD	167.00	USD	2,674	(95,954)

							$(8,335,571)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Shoals Technologies Group, Inc., Class A	Citibank N.A.	17,000	01/06/22	USD	33.54	USD	413	$—
Adyen NV	Goldman Sachs International	1,600	01/11/22	EUR	2,657.40	EUR	3,698	(2,280)
Alphawave IP Group PLC	Goldman Sachs International	248,650	01/11/22	GBP	1.97	GBP	497	(80,505)
Gmo Payment Gateway Inc.	UBS AG	8,800	01/11/22	JPY	15,831.10	JPY	126,280	(1,490)
Shoals Technologies Group, Inc., Class A	Citibank N.A.	5,350	01/11/22	USD	32.17	USD	130	(33)
Soitec SA	Morgan Stanley & Co. International PLC	4,000	01/11/22	EUR	241.64	EUR	861	(1,010)
Xero Ltd.	UBS AG	42,000	01/11/22	AUD	152.88	AUD	5,940	(18,973)
Yahoo Japan Corp.	Goldman Sachs International	72,600	01/11/22	JPY	842.20	JPY	48,453	(34)
Kapstone Paper & Packaging	JPMorgan Chase Bank N.A.	7,700	01/13/22	USD	755,425.00	USD	5,043,500	(140)
Shoals Technologies Group, Inc., Class A	Citibank N.A.	10,700	01/14/22	USD	35.85	USD	260	(6)
Alphawave IP Group PLC	Goldman Sachs International	117,200	01/18/22	GBP	1.98	GBP	234	(47,378)
Delivery Hero SE	Goldman Sachs International	7,000	01/18/22	EUR	124.95	EUR	686	(1,017)
Gmo Payment Gateway Inc.	UBS AG	8,800	01/18/22	JPY	15,831.10	JPY	126,280	(4,051)
Soitec SA	Morgan Stanley & Co. International PLC	4,500	01/18/22	EUR	245.96	EUR	968	(1,978)
Yahoo Japan Corp.	Goldman Sachs International	335,000	01/19/22	JPY	781.94	JPY	223,579	(2,258)
ASML Holding NV	UBS AG	12,700	01/20/22	EUR	711.73	EUR	8,975	(295,195)
Recruit Holdings Co. Ltd.	UBS AG	29,200	01/20/22	JPY	7,641.39	JPY	203,582	(4,100)
Stadlauer Malzfabrik AG	Goldman Sachs International	42,900	01/20/22	EUR	44.42	EUR	1,861	(33,768)
Yahoo Japan Corp.	Goldman Sachs International	509,400	01/20/22	JPY	760.34	JPY	339,974	(4,338)
Recruit Holdings Co. Ltd.	JPMorgan Chase Bank N.A.	40,100	01/25/22	JPY	7,300.49	JPY	279,577	(30,263)
Stadlauer Malzfabrik AG	Barclays Bank PLC	32,900	01/25/22	EUR	44.42	EUR	1,427	(30,716)
Monolithic Power Systems, Inc.	Barclays Bank PLC	5,100	01/26/22	USD	573.46	USD	2,516	(15,661)
Shoals Technologies Group, Inc., Class A	Barclays Bank PLC	5,000	01/26/22	USD	34.66	USD	122	(110)
Soitec SA	UBS AG	2,100	01/27/22	EUR	248.44	EUR	452	(1,796)
Soitec SA	Morgan Stanley & Co. International PLC	12,900	02/01/22	EUR	230.58	EUR	2,776	(43,458)
Fluence Energy, Inc., Class A	UBS AG	54,000	02/02/22	USD	34.93	USD	1,920	(161,747)
Unity Software, Inc.	Credit Suisse International	9,150	02/02/22	USD	146.88	USD	1,308	(78,000)
Delivery Hero SE	Goldman Sachs International	24,000	02/03/22	EUR	102.41	EUR	2,352	(114,254)
Kakao Corp.	JPMorgan Chase Bank N.A.	49,900	02/03/22	USD	125,717.20	USD	5,613,750	(34,366)
Renesas Electronics Corp.	JPMorgan Chase Bank N.A.	399,200	02/03/22	JPY	1,488.90	JPY	568,062	(101,589)
Soitec SA	Credit Suisse International	3,800	02/03/22	EUR	218.10	EUR	818	(31,456)
Soitec SA	Goldman Sachs International	7,400	02/08/22	EUR	220.05	EUR	1,592	(59,523)
Gmo Payment Gateway Inc.	JPMorgan Chase Bank N.A.	12,000	02/10/22	JPY	15,418.62	JPY	172,200	(28,146)
Recruit Holdings Co. Ltd.	JPMorgan Chase Bank N.A.	24,600	02/10/22	JPY	7,260.94	JPY	171,511	(31,325)
Stmicroelectronics NV	Credit Suisse International	62,000	02/10/22	EUR	45.56	EUR	2,689	(68,551)
Kakao Corp.	UBS AG	44,000	02/15/22	USD	123,870.46	USD	4,950,000	(59,942)

								$(1,389,457)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$ N/A	$ N/A	$ 8,601,195	$ (2,816,292)	$ (9,725,028)

114	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust (BST)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$9,725,028	$—	$—	$—	$9,725,028

For the period ended December 31, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$181,793	$—	$—	$—	$181,793
Options written	—	—	(20,336,133)	—	—	—	(20,336,133)

	$—	$—	$(20,154,340)	$—	$—	$—	$(20,154,340)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$13,778,870	$—	$—	$—	$13,778,870

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$12,036,475

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$9,725,028

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	—	9,725,028

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(8,335,571)

Total derivative assets and liabilities subject to an MNA	$—	$1,389,457

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	115

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust (BST)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)

Barclays Bank PLC	$46,487	$—	$—	$—	$46,487
Citibank N.A.	39	—	—	(39)	—
Credit Suisse International	178,007	—	—	—	178,007
Goldman Sachs International	345,355	—	—	(345,355)	—
JPMorgan Chase Bank N.A.	225,829	—	—	(170,000)	55,829
Morgan Stanley & Co. International PLC	46,446	—	—	(46,446)	—
UBS AG	547,294	—	—	(547,294)	—

	$1,389,457	$—	$—	$(1,109,134)	$280,323

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Airlines	$—	$2,425,500	$—	$2,425,500
Automobiles	45,479,370	6,195,796	—	51,675,166
Banks	—	—	36,095,339	36,095,339
Capital Markets	3,848,390	—	—	3,848,390
Diversified Consumer Services	—	—	3,134,792	3,134,792
Electrical Equipment	16,364,646	—	—	16,364,646
Electronic Equipment, Instruments & Components	—	13,061,282	—	13,061,282
Entertainment	10,672,229	—	—	10,672,229
Hotels, Restaurants & Leisure	16,843,290	—	—	16,843,290
Interactive Media & Services	97,080,146	37,824,385	—	134,904,531
Internet & Direct Marketing Retail	50,969,821	10,141,356	252,707	61,363,884
IT Services	213,514,298	38,254,649	40,454,636	292,223,583
Professional Services	—	17,662,643	—	17,662,643
Road & Rail	8,583,346	2,191,260	6,541,624	17,316,230
Semiconductors & Semiconductor Equipment	181,478,622	79,166,163	—	260,644,785
Software	318,424,598	28,972,179	32,952,565	380,349,342
Specialty Retail	—	7,709,880	—	7,709,880
Technology Hardware, Storage & Peripherals	76,809,502	—	—	76,809,502
Convertible Notes	—	—	8,000,000	8,000,000
Preferred Securities
Preferred Stocks	—	—	240,189,562	240,189,562
Warrants	—	—	117,749	117,749
Short-Term Securities
Money Market Funds	42,574,872	—	—	42,574,872
Unfunded SPAC PIPE Commitments(a)	—	—	—	—

	$1,082,643,130	$243,605,093	$367,738,974	1,693,987,197

Investments Valued at NAV(b)				840,396

				$1,694,827,593

116	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust (BST)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(c)
Liabilities
Equity Contracts	$(7,538,876)	$(2,186,152)	$—	$(9,725,028)

(a)	Unfunded SPAC PIPE commitments are valued at the unrealized appreciation (depreciation) on the commitment.

(b)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(c)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Convertible Notes	Preferred Stocks	Unfunded SPAC PIPE Commitments		Warrants	Total

Assets
Opening balance, as of December 31, 2020	$37,043,595	$—	$124,970,280	$—		$189,763	$162,203,638
Transfers into Level 3	—	—	—	—		—	—
Transfers out of Level 3	(8,988,277)	—	—	—		—	(8,988,277)
Other(a)	17,923,197	—	(17,923,197)	—		—	—
Accrued discounts/premiums	—	—	—	—		—	—
Net realized gain (loss)	521,556	—	4,698,018	—		—	5,219,574
Net change in unrealized appreciation (depreciation)(b)(c)	20,127,887	—	34,041,015	—	(d)	(72,014)	54,096,888
Purchases	63,875,339	8,000,000	133,227,071	—		—	205,102,410
Sales	(11,071,634)	—	(38,823,625)	—		—	(49,895,259)

Closing balance, as of December 31, 2021	$119,431,663	$8,000,000	$240,189,562	$—	(d)	$117,749	$367,738,974

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021(c)	$22,059,309	$—	$53,735,664	$—	(d)	$(72,014)	$75,722,959

(a)	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.

(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

(d)	Rounds to less than $1.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Common Stocks	$119,431,663	Income	Discount Rate	14%		—
			Exit Multiple	9.50x		—
		Market	Revenue Multiple	4.25x - 32.00x		20.12x
			Volatility	33% - 33%		33%
			Time to Exit	0.5 - 0.5		0.5

Convertible Notes	8,000,000	Market	Recent Transactions	$ 100.00		—

Preferred Stocks	240,189,562	Market	Revenue Multiple	3.15x - 32.00x		18.31x
			Volatility	50% - 75%		55%
			Time to Exit	4.0 - 4.0		4.0
			Recent Transactions	$1.98 - $56.00		$ 20.78

Warrants	117,749	Market	Revenue Multiple	11.00x		—
			Volatility	33%		—

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	117

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust (BST)

Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

		Time to Exit	0.5		—

$367,738,974

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

118	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments December 31, 2021	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
Astra Space, Inc., (Acquired 08/20/21, Cost: $12,000,000)(a)	1,200,000	$8,316,000

Airlines — 0.2%
Lilium NV, (Acquired 09/13/21, Cost: $8,500,000)(a)	850,000	5,890,500

Automobiles — 3.6%
Arrival SA, (Acquired 09/27/21, Cost: $20,182,398)(a)	2,783,376	20,652,650
Tesla, Inc.(b)(c)	84,712	89,521,947

		110,174,597

Banks — 3.9%
Klarna Holdings AB, (Acquired 08/07/19, Cost: $23,354,997)(a)(c)(d)	86,839	118,595,654

Capital Markets — 0.2%
Coinbase Global, Inc., Class A(c)	27,822	7,021,438

Diversified Consumer Services — 0.5%
Think & Learn Private Ltd., (Acquired 09/30/20, Cost: $7,113,729)(a)(c)(d)	4,651	14,623,790

Electrical Equipment — 0.3%
Shoals Technologies Group, Inc., Class A(c)	396,963	9,646,201

Electronic Equipment, Instruments & Components — 1.3%
Samsung SDI Co. Ltd.(c)	71,175	39,144,249

Entertainment(c) — 2.6%
HYBE Co. Ltd.	121,331	35,538,050
Roku, Inc.	102,250	23,333,450
Take-Two Interactive Software, Inc.	116,092	20,631,870

		79,503,370

Hotels, Restaurants & Leisure — 1.2%
SiteMinder Ltd.(c)	7,271,400	35,762,475

Interactive Media & Services(c) — 5.3%
Eventbrite, Inc., Class A	748,770	13,058,549
Kakao Corp.	736,130	69,514,405
Snap, Inc., Class A	991,722	46,640,686
ZoomInfo Technologies, Inc.	513,553	32,970,102

		162,183,742

Internet & Direct Marketing Retail(c) — 3.6%
Delivery Hero SE(e)	235,611	26,079,907
Farfetch Ltd., Class A	944,210	31,564,940
MercadoLibre, Inc.(b)	25,590	34,505,556
Ozon Holdings PLC, ADR	584,607	17,310,213

		109,460,616

IT Services — 15.9%
Adyen NV(c)(e)	14,925	39,178,119
Automattic, Inc., Series E, (Acquired 02/03/21, Cost: $34,000,000)(a)(c)(d)	400,000	34,260,000
Block, Inc., Class A(b)(c)	285,008	46,031,642
Cloudflare, Inc., Class A(c)	252,090	33,149,835
Dlocal Ltd.(c)	433,216	15,461,479
Endava PLC, ADR(c)	336,360	56,481,571
GMO Payment Gateway, Inc.	225,400	28,068,304
Grid Dynamics Holdings, Inc.(c)	1,174,694	44,603,131
Locaweb Servicos de Internet SA(c)(e)	11,831,349	27,449,057
MongoDB, Inc.(c)	80,445	42,583,561
Okta, Inc.(c)	145,504	32,617,632
Shift4 Payments, Inc., Class A(c)	292,958	16,971,057

Security	Shares	Value

IT Services (continued)
TRAX Ltd., Series D, (Acquired 02/18/21, Cost: $9,999,998)(a)(c)(d)	191,806	$9,778,270
TRAX Ltd., Series E, (Acquired 09/12/19, Cost: $10,999,987)(a)(c)(d)	293,333	14,954,116
Twilio, Inc., Class A(c)	165,051	43,464,530

		485,052,304

Professional Services(c) — 0.8%
CoStar Group, Inc.(b)	184,293	14,564,676
Legalzoom.com, Inc.	677,631	10,889,530

		25,454,206

Road & Rail — 0.7%
Lyft, Inc., Class A(b)(c)	474,493	20,275,086

Semiconductors & Semiconductor Equipment — 18.4%
Alphawave IP Group PLC(c)(f)	1,734,157	4,689,842
ASM International NV	56,775	25,061,473
BE Semiconductor Industries NV	285,445	24,266,437
CNEX Labs, Inc., (Acquired 12/14/21, Cost: $5,699,998)(a)(d)	1,161,804	5,007,375
Lasertec Corp.	316,800	97,036,293
Lattice Semiconductor Corp.(c)	507,451	39,104,174
MACOM Technology Solutions Holdings, Inc., Class H(c)	320,182	25,070,251
Marvell Technology, Inc.(b)	1,576,567	137,933,847
Monolithic Power Systems, Inc.	91,900	45,337,027
Silergy Corp.	418,000	75,656,437
Soitec SA(c)	180,977	44,341,355
Wolfspeed, Inc.(c)	330,702	36,962,563

		560,467,074

Software — 20.8%
Altium Ltd.	909,520	29,867,419
AppLovin Corp., Class A(c)	364,534	34,360,975
Atlassian Corp. PLC, Class A(c)	98,985	37,741,991
Avalara, Inc.(c)	178,711	23,073,377
AvidXchange Holdings, Inc.(c)	626,605	9,436,671
AvidXchange, Inc., (Acquired 07/29/20, Cost: $7,474,330)(a)	610,000	8,928,865
Confluent, Inc., Class A(c)	204,756	15,610,598
Coupa Software, Inc.(c)	81,308	12,850,729
Crowdstrike Holdings, Inc., Class A(c)	147,993	30,301,567
Databricks, Inc., (Acquired 07/24/20, Cost: $5,501,686)(a)(c)(d)	114,553	23,187,818
DataRobot, Inc., Series F, (Acquired 03/01/21, Cost: $1,384,813)(a)(c)(d)	92,093	2,741,609
Elastic NV(c)	170,979	21,045,805
Freee KK(c)	371,500	20,425,100
GitLab, Inc., Series E, (Acquired 09/10/19, Cost: $11,670,984)(a)	626,482	52,959,656
Kakaopay Corp., (Acquired 10/22/21, Cost: $9,483,703)(a)	122,803	17,410,693
Lightspeed Commerce, Inc.(c)	651,145	26,293,914
Procore Technologies, Inc.(c)	76,288	6,100,751
Rakus Co. Ltd.	1,236,700	33,187,823
Samsara, Inc., Class A, Class A(c)	642,531	18,061,547
Snorkel AI, Inc., (Acquired 10/13/20, Cost: $2,017,593)(a)(c)(d)	500,250	7,163,580
Snyk Ltd., (Acquired 11/02/20, Cost: $9,287,400)(a)(c)(d)	1,267,643	16,517,388
Synopsys, Inc.(c)	110,015	40,540,528
Trade Desk, Inc., Class A(c)	280,580	25,712,351

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	119

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Unity Software, Inc.(c)	247,242	$35,353,134
Xero Ltd.(c)	262,237	26,842,362
Zscaler, Inc.(b)(c)	185,686	59,666,482

		635,382,733

Specialty Retail — 1.0%
Cazoo Group Ltd., (Acquired 10/08/20, Cost: $20,649,536)(a)	5,192,246	30,839,605

Total Common Stocks — 80.6% (Cost: $1,085,615,741)		2,457,793,640

Preferred Securities

Preferred Stocks — 18.6%(a)

Communications Equipment — 0.5%
Astranis Space Technologies Corp., Series C, (Acquired 03/19/21, Cost: $17,000,010)(d)	775,515	15,719,689

Diversified Consumer Services — 0.5%
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $14,251,080)(d)	4,920	15,469,586

Diversified Financial Services — 0.1%
Snorkel Al, Inc., Series B, (Acquired 10/13/20, Cost: $999,996)(d)	247,943	3,550,544

Electrical Equipment(d) — 1.1%
Credo Technology Group Holding Ltd.
Series D, (Acquired 03/20/20, Cost: $19,999,997)	4,005,527	31,323,221
Series D+, (Acquired 01/22/20, Cost: $1,617,982)	278,714	2,179,544

		33,502,765

Food & Staples Retailing — 0.6%
GrubMarket, Inc. , Series D, (Acquired 07/23/20, Cost: $8,000,001)(d)	1,762,969	17,382,874

Food Products — 0.8%
Farmer’s Business Network, Inc., Series F, (Acquired 07/31/20, Cost: $11,961,002)(d)	361,834	23,432,370

Interactive Media & Services(d) — 1.9%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $35,000,075)	319,419	52,241,029
ResearchGate GmbH, Series D, (Acquired 09/24/20, Cost: $6,999,988)	424,688	6,778,021

		59,019,050

IT Services — 1.6%
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $12,000,008)(d)	1,974,374	12,478,044
Trumid Holdings LLC(g)
Class J-A, (Acquired 07/24/20, Cost: $9,999,857)	20,154	18,129,934
Class J-B, (Acquired 07/24/20, Cost: $5,999,914)	20,154	18,129,919

		48,737,897

Road & Rail — 0.6%
FlixMobility GmbH, Series F, (Acquired 07/26/19, Cost: $16,947,253)(d)	850	17,536,139

Semiconductors & Semiconductor Equipment(d) — 4.8%
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $7,000,000)	1,018,908	7,774,268
Psiquantum Corp., Series C, (Acquired 09/09/19, Cost: $9,101,310)	1,962,335	40,129,751

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $19,999,969)	762,595	$19,896,103
SambaNova Systems, Inc.
Series C, (Acquired 02/20/20, Cost: $33,904,161)	636,800	69,003,648
Series D, (Acquired 04/09/21, Cost: $6,999,979)	73,670	7,982,881

		144,786,651

Software(d) — 6.1%
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $13,200,019)	307,346	62,212,977
Series G, (Acquired 02/01/21, Cost: $18,500,004)	104,303	21,113,013
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $11,499,999)	875,059	26,050,507
Rapyd Financial Network Ltd., Series E, (Acquired 03/31/21, Cost: $13,999,978)	190,705	16,169,877
Snyk Ltd. , (Acquired 11/02/20, Cost: $13,212,590)	2,663,936	34,711,086
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $6,801,016)	597,680	17,249,045
Series C, (Acquired 09/18/20, Cost: $7,994,787)	292,000	8,427,120

		185,933,625

Total Preferred Stocks — 18.6%		565,071,190

Total Preferred Securities — 18.6% (Cost: $322,990,975)		565,071,190

Warrants

IT Services — 0.0%
TRAX Ltd., (Acquired 09/12/19, Cost: $0)(a)(c)(d)	46,928	323,803

Total Warrants — 0.0% (Cost: $ — )		323,803

Total Long-Term Investments — 99.2% (Cost: $1,408,606,716)		3,023,188,633

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(h)(i)	46,915,934	46,915,934
SL Liquidity Series, LLC, Money Market Series, 0.15%(h)(i)(j)	1,949,024	1,949,219

Total Short-Term Securities — 1.6% (Cost: $48,865,153)		48,865,153

Total Investments Before Options Written — 100.8% (Cost: $1,457,471,869)		3,072,053,786

Options Written — (0.7)% (Premiums Received: $(27,273,522))		(20,246,879)

Total Investments, Net of Options Written — 100.1% (Cost: $1,430,198,347)		3,051,806,907
Liabilities in Excess of Other Assets — (0.1)%		(2,845,275)

Net Assets — 100.0%		$3,048,961,632

(a)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $957,222,562, representing 31.4% of its net assets as of period end, and an original cost of $522,312,127.

(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Non-income producing security.

120	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust II (BSTZ)

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of this security is on loan.
(g)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$21,688,765	$25,227,169	(a)	$—	$—	$—	$46,915,934	46,915,934	$6,664		$—
SL Liquidity Series, LLC, Money Market Series	—	1,948,564	(a)	—	655	—	1,949,219	1,949,024	202,730	(b)	—

					$655	$—	$48,865,153		$209,394		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Atlassian PLC, Class A	34	01/07/22	USD	395.00	USD	1,296	$(10,880)
Block, Inc.	158	01/07/22	USD	225.00	USD	2,552	(474)
Coinbase Global, Inc., Class A	14	01/07/22	USD	360.00	USD	353	(70)
Coinbase Global, Inc., Class A	24	01/07/22	USD	350.00	USD	606	(120)
Coupa Software, Inc.	78	01/07/22	USD	215.00	USD	1,233	(11,700)
Coupa Software, Inc.	25	01/07/22	USD	190.00	USD	395	(250)
Crowdstrike Holdings, Inc., Class A	183	01/07/22	USD	245.00	USD	3,747	(1,830)
Lyft, Inc., Class A	155	01/07/22	USD	44.00	USD	662	(9,068)
Marvell Technology, Inc.	1,246	01/07/22	USD	77.00	USD	10,901	(1,376,830)
MongoDB, Inc.	40	01/07/22	USD	560.00	USD	2,117	(12,100)
Okta, Inc.	80	01/07/22	USD	235.00	USD	1,793	(10,240)
Roku, Inc.	170	01/07/22	USD	250.00	USD	3,879	(32,640)
Snap, Inc., Class A	1,323	01/07/22	USD	51.00	USD	6,222	(26,460)
Take-Two Interactive Software, Inc.	162	01/07/22	USD	170.00	USD	2,879	(140,940)
Trade Desk, Inc., Class A	337	01/07/22	USD	106.00	USD	3,088	(3,370)
Zscaler, Inc.	164	01/07/22	USD	350.00	USD	5,270	(8,528)
Ozon Holdings PLC	867	01/10/22	USD	48.50	USD	2,567	—
Wolfspeed, Inc.	1,022	01/13/22	USD	120.00	USD	11,423	(121,955)
Atlassian PLC, Class A	162	01/14/22	USD	405.00	USD	6,177	(62,370)
Marvell Technology, Inc.	785	01/14/22	USD	83.00	USD	6,868	(437,637)
MercadoLibre, Inc.	18	01/14/22	USD	1,200.00	USD	2,427	(281,250)
Okta, Inc.	48	01/14/22	USD	235.00	USD	1,076	(11,712)
Tesla, Inc.	102	01/14/22	USD	1,200.00	USD	10,779	(108,885)
Zscaler, Inc.	51	01/14/22	USD	335.00	USD	1,639	(25,500)
Applovin Corp., Class A	387	01/21/22	USD	115.00	USD	3,648	(17,415)
Applovin Corp., Class A	387	01/21/22	USD	100.00	USD	3,648	(101,587)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	121

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust II (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Atlassian PLC, Class A	65	01/21/22	USD	450.00	USD	2,478	$(10,888)
Avalara, Inc.	171	01/21/22	USD	165.00	USD	2,208	(8,550)
AvidXchange Holdings, Inc.	350	01/21/22	USD	30.00	USD	527	(26,250)
Block, Inc.	112	01/21/22	USD	240.00	USD	1,809	(784)
Cloudflare, Inc., Class A	190	01/21/22	USD	210.00	USD	2,499	(1,520)
Coinbase Global, Inc., Class A	30	01/21/22	USD	315.00	USD	757	(4,425)
Confluent, Inc., Class A	165	01/21/22	USD	90.00	USD	1,258	(17,325)
Confluent, Inc., Class A	205	01/21/22	USD	80.00	USD	1,563	(69,700)
CoStar Group, Inc.	225	01/21/22	USD	85.00	USD	1,778	(2,250)
Coupa Software, Inc.	59	01/21/22	USD	175.00	USD	932	(9,440)
Crowdstrike Holdings, Inc., Class A	80	01/21/22	USD	290.00	USD	1,638	(440)
Crowdstrike Holdings, Inc., Class A	32	01/21/22	USD	220.00	USD	655	(9,840)
Dlocal Ltd., Class A	433	01/21/22	USD	40.00	USD	1,545	(28,145)
Elastic NV	224	01/21/22	USD	200.00	USD	2,757	(5,600)
Endava PLC	100	01/21/22	USD	165.00	USD	1,679	(78,000)
Endava PLC	231	01/21/22	USD	175.00	USD	3,879	(99,907)
Eventbrite, Inc., Class A	1,020	01/21/22	USD	22.50	USD	1,779	(15,300)
Farfetch Ltd., Class A	1,255	01/21/22	USD	47.00	USD	4,195	(15,060)
Farfetch Ltd., Class A	1,000	01/21/22	USD	45.00	USD	3,343	(9,000)
Lattice Semiconductor Corp.	532	01/21/22	USD	90.00	USD	4,100	(47,880)
Lattice Semiconductor Corp.	845	01/21/22	USD	80.00	USD	6,512	(147,875)
Legalzoom.com, Inc.	649	01/21/22	USD	22.23	USD	1,043	(1,574)
Lightspeed Commerce Inc.	1,074	01/21/22	CAD	135.00	CAD	5,486	(11,887)
Lightspeed Commerce Inc.	537	01/21/22	CAD	92.00	CAD	2,743	(5,943)
Lyft, Inc., Class A	515	01/21/22	USD	55.00	USD	2,201	(3,605)
MACOM Technology Solutions Holdings, Inc.	400	01/21/22	USD	77.75	USD	3,132	(121,127)
Marvell Technology, Inc.	638	01/21/22	USD	75.00	USD	5,582	(811,855)
Marvell Technology, Inc.	1,388	01/21/22	USD	95.00	USD	12,144	(79,116)
MercadoLibre, Inc.	17	01/21/22	USD	1,740.00	USD	2,292	(1,743)
MongoDB, Inc.	32	01/21/22	USD	580.00	USD	1,694	(22,880)
Monolithic Power Systems, Inc.	145	01/21/22	USD	580.00	USD	7,153	(69,600)
Monolithic Power Systems, Inc.	56	01/21/22	USD	530.00	USD	2,763	(18,900)
Okta, Inc.	48	01/21/22	USD	250.00	USD	1,076	(5,520)
Ozon Holdings PLC	300	01/21/22	USD	35.00	USD	888	(5,250)
Procore Technologies, Inc.	213	01/21/22	USD	95.00	USD	1,703	(102,240)
Roku, Inc.	143	01/21/22	USD	310.00	USD	3,263	(6,936)
Shift4 Payments, Inc., Class A	102	01/21/22	USD	80.00	USD	591	(3,570)
Shift4 Payments, Inc., Class A	83	01/21/22	USD	60.00	USD	481	(21,165)
Shoals Technologies Group, Inc., Class A	374	01/21/22	USD	35.00	USD	909	(1,870)
Shoals Technologies Group, Inc., Class A	430	01/21/22	USD	40.00	USD	1,045	(4,300)
Snap, Inc., Class A	1,063	01/21/22	USD	60.00	USD	4,999	(9,036)
Square, Inc., Class A	90	01/21/22	USD	210.00	USD	1,454	(2,070)
Synopsys, Inc.	118	01/21/22	USD	360.00	USD	4,348	(172,280)
Take-Two Interactive Software, Inc.	186	01/21/22	USD	180.00	USD	3,306	(63,240)
Tesla, Inc.	200	01/21/22	USD	1,170.00	USD	21,136	(437,500)
Trade Desk, Inc., Class A	275	01/21/22	USD	114.00	USD	2,520	(8,250)
Twilio, Inc., Class A	205	01/21/22	USD	330.00	USD	5,398	(6,253)
Wolfspeed, Inc.	300	01/21/22	USD	135.00	USD	3,353	(10,500)
ZoomInfo Technologies, Inc.	656	01/21/22	USD	80.00	USD	4,212	(11,480)
ZoomInfo Technologies, Inc.	884	01/21/22	USD	70.00	USD	5,675	(92,820)
Zscaler, Inc.	139	01/21/22	USD	360.00	USD	4,466	(24,464)
Atlassian PLC, Class A	35	01/28/22	USD	375.00	USD	1,335	(89,600)
Block, inc.	211	01/28/22	USD	205.00	USD	3,408	(10,867)
Coinbase Global, Inc., Class A	15	01/28/22	USD	290.00	USD	379	(7,875)
Lattice Semiconductor Corp.	144	01/28/22	USD	78.50	USD	1,110	(40,246)
Lattice Semiconductor Corp.	520	01/28/22	USD	80.76	USD	4,007	(101,170)
MongoDB, Inc.	68	01/28/22	USD	510.00	USD	3,600	(263,840)
MongoDB, Inc.	68	01/28/22	USD	520.00	USD	3,600	(227,460)
Okta, Inc.	57	01/28/22	USD	245.00	USD	1,278	(17,527)
Tesla, Inc.	36	01/28/22	USD	1,200.00	USD	3,804	(93,330)
Trade Desk, Inc., Class A	510	01/28/22	USD	97.00	USD	4,674	(153,000)
Twilio, Inc., Class A	125	01/28/22	USD	290.00	USD	3,292	(50,625)

122	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust II (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Zscaler, Inc.	165	01/28/22	USD	325.00	USD	5,302	$(216,975)
Zscaler, Inc.	223	02/11/22	USD	350.00	USD	7,166	(181,187)
Applovin Corp., Class A	684	02/18/22	USD	115.00	USD	6,447	(148,770)
Avalara, Inc.	75	02/18/22	USD	165.00	USD	968	(3,375)
Avalara, Inc.	111	02/18/22	USD	160.00	USD	1,433	(14,708)
Cloudflare, Inc., Class A	370	02/18/22	USD	175.00	USD	4,866	(94,905)
Confluent, Inc., Class A	244	02/18/22	USD	75.00	USD	1,860	(222,040)
CoStar Group, Inc.	320	02/18/22	USD	81.50	USD	2,529	(60,329)
Dlocal Ltd., Class A	433	02/18/22	USD	40.00	USD	1,545	(82,270)
Elastic NV	117	02/18/22	USD	130.00	USD	1,440	(70,785)
Endava PLC	257	02/18/22	USD	150.00	USD	4,316	(567,970)
Eventbrite, Inc., Class A	480	02/18/22	USD	17.50	USD	837	(67,200)
Farfetch Ltd., Class A	577	02/18/22	USD	35.00	USD	1,929	(115,688)
Grid Dynamics Holdings, Inc.	1,200	02/18/22	USD	40.00	USD	4,556	(288,000)
Legalzoom.com, Inc.	106	02/18/22	USD	17.50	USD	170	(8,745)
Lyft, Inc., Class A	216	02/18/22	USD	60.00	USD	923	(3,996)
Lyft, Inc., Class A	62	02/18/22	USD	45.00	USD	265	(15,314)
MACOM Technology Solutions Holdings, Inc.	560	02/18/22	USD	80.00	USD	4,385	(288,400)
Marvell Technology, Inc.	861	02/18/22	USD	77.50	USD	7,533	(975,082)
Marvell Technology, Inc.	1,388	02/18/22	USD	95.00	USD	12,144	(249,840)
MercadoLibre, Inc.	16	02/18/22	USD	1,300.00	USD	2,157	(184,560)
MongoDB, Inc.	25	02/18/22	USD	560.00	USD	1,323	(61,250)
MongoDB, Inc.	88	02/18/22	USD	630.00	USD	4,658	(69,960)
Monolithic Power Systems, Inc.	56	02/18/22	USD	540.00	USD	2,763	(54,320)
Okta, Inc.	199	02/18/22	USD	260.00	USD	4,461	(51,541)
Unity Software, Inc.	223	02/18/22	USD	160.00	USD	3,189	(136,030)
Unity Software, Inc.	283	02/25/22	USD	167.00	USD	4,047	(145,214)

							$(10,992,958)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Cloudflare, Inc., Class A	Citibank N.A.	45,000	01/04/22	USD	198.38	USD	5,918	$—
Grid Dynamics Holdings, Inc.	Citibank N.A.	58,000	01/04/22	USD	30.81	USD	2,202	(415,580)
Lightspeed Commerce Inc.	Morgan Stanley & Co. International PLC	35,900	01/06/22	CAD	85.40	CAD	1,834	(1)
Shoals Technologies Group, Inc., Class A	Citibank N.A.	31,000	01/06/22	USD	33.54	USD	753	—
Silergy Corp.	UBS AG	44,000	01/10/22	USD	5,683.25	USD	221,100	(17,007)
Adyen NV	Goldman Sachs International	4,200	01/11/22	EUR	2,657.40	EUR	9,708	(5,984)
Alphawave IP Group PLC	Goldman Sachs International	63,850	01/11/22	GBP	1.97	GBP	128	(20,673)
BE Semiconductor Industries NV	Morgan Stanley & Co. International PLC	46,300	01/11/22	EUR	87.95	EUR	3,473	(549)
Delivery Hero AG	Goldman Sachs International	52,600	01/11/22	EUR	132.30	EUR	5,155	(218)
Gmo Payment Gateway Inc.	UBS AG	15,700	01/11/22	JPY	15,831.10	JPY	225,295	(2,659)
Hybe Ltd.	Goldman Sachs International	34,000	01/11/22	USD	442,980.00	USD	11,866,000	(463)
Shoals Technologies Group, Inc., Class A	Citibank N.A.	9,950	01/11/22	USD	32.17	USD	242	(62)
Silergy Corp.	UBS AG	44,000	01/11/22	USD	5,683.25	USD	221,100	(21,080)
Soitec SA	Morgan Stanley & Co. International PLC	10,000	01/11/22	EUR	241.64	EUR	2,152	(2,525)
Xero Ltd.	UBS AG	41,100	01/11/22	AUD	152.88	AUD	5,813	(18,566)
FREEE KK	Goldman Sachs International	3,200	01/13/22	JPY	8,109.14	JPY	20,352	(40)
Kapstone Paper & Packaging	JPMorgan Chase Bank N.A.	10,300	01/13/22	USD	755,425.00	USD	6,746,500	(187)
Grid Dynamics Holdings, Inc.	Citibank N.A.	58,200	01/14/22	USD	30.94	USD	2,210	(415,605)
Shoals Technologies Group, Inc., Class A	Citibank N.A.	19,800	01/14/22	USD	35.85	USD	481	(11)
Alphawave IP Group PLC	Goldman Sachs International	134,000	01/18/22	GBP	1.98	GBP	268	(54,170)
Delivery Hero SE	Goldman Sachs International	13,400	01/18/22	EUR	124.95	EUR	1,313	(1,946)
Gmo Payment Gateway Inc.	UBS AG	15,700	01/18/22	JPY	15,831.10	JPY	225,295	(7,227)
Soitec SA	Morgan Stanley & Co. International PLC	9,800	01/18/22	EUR	245.96	EUR	2,109	(4,308)
FREEE KK	JPMorgan Chase Bank N.A.	40,000	01/19/22	JPY	7,155.12	JPY	254,400	(22,684)
Altium Ltd.	UBS AG	236,650	01/20/22	AUD	43.43	AUD	10,694	(420,909)
Asm International NV	Goldman Sachs International	6,800	01/20/22	EUR	396.65	EUR	2,643	(63,887)
Samsung SDI Co. Ltd.	UBS AG	9,700	01/20/22	USD	739,475.79	USD	6,353,500	(3,325)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	123

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust II (BSTZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Altium Ltd.	JPMorgan Chase Bank N.A.	73,000	01/25/22	AUD	43.51	AUD	3,299	$(134,709)
Rakus Ltd.	JPMorgan Chase Bank N.A.	112,300	01/25/22	JPY	3,376.47	JPY	348,130	(79,945)
Monolithic Power Systems, Inc.	Barclays Bank PLC	11,000	01/26/22	USD	573.46	USD	5,427	(33,779)
Shoals Technologies Group, Inc., Class A	Barclays Bank PLC	10,000	01/26/22	USD	34.66	USD	243	(221)
Soitec SA	UBS AG	6,400	01/27/22	EUR	248.44	EUR	1,377	(5,473)
Grid Dynamics Holdings, Inc.	BNP Paribas SA	90,000	01/28/22	USD	39.33	USD	3,417	(155,863)
Legalzoom.com, Inc.	Barclays Bank PLC	60,000	01/28/22	USD	19.32	USD	964	(16,631)
Endava PLC	JPMorgan Chase Bank N.A.	20,000	01/31/22	USD	162.24	USD	3,358	(233,282)
Rakus Ltd.	JPMorgan Chase Bank N.A.	137,000	02/01/22	JPY	3,492.79	JPY	424,700	(84,703)
Soitec SA	Morgan Stanley & Co. International PLC	28,100	02/01/22	EUR	230.58	EUR	6,047	(94,663)
Synopsys, Inc.	Barclays Bank PLC	21,200	02/02/22	USD	375.14	USD	7,812	(226,186)
Unity Software, Inc.	Credit Suisse International	22,950	02/02/22	USD	146.88	USD	3,282	(195,639)
Altium Ltd.	JPMorgan Chase Bank N.A.	54,100	02/03/22	AUD	46.34	AUD	2,445	(48,559)
Endava PLC	Citibank N.A.	30,000	02/03/22	USD	154.41	USD	5,038	(512,490)
Kakao Corp.	JPMorgan Chase Bank N.A.	171,000	02/03/22	USD	125,717.20	USD	19,237,500	(117,768)
Locaweb Servicos De Internet SA	Morgan Stanley & Co. International PLC	2,366,000	02/03/22	USD	14.28	USD	31,137	(395,288)
Rakus Ltd.	JPMorgan Chase Bank N.A.	121,700	02/03/22	JPY	3,287.57	JPY	377,270	(140,265)
Soitec SA	Credit Suisse International	6,900	02/03/22	EUR	218.10	EUR	1,485	(57,118)
Grid Dynamics Holdings, Inc.	BNP Paribas SA	90,000	02/04/22	USD	39.33	USD	3,417	(178,566)
FREEE KK	JPMorgan Chase Bank N.A.	68,200	02/08/22	JPY	6,596.20	JPY	433,752	(188,279)
Lasertec Corp.	JPMorgan Chase Bank N.A.	95,000	02/08/22	JPY	32,181.60	JPY	3,352,550	(3,350,123)
Silergy Corp.	JPMorgan Chase Bank N.A.	36,000	02/08/22	USD	4,690.64	USD	180,900	(646,974)
Soitec SA	Goldman Sachs International	11,100	02/08/22	EUR	220.05	EUR	2,389	(89,284)
Asm International NV	Morgan Stanley & Co. International PLC	15,900	02/10/22	EUR	396.48	EUR	6,180	(252,355)
BE Semiconductor Industries NV	Credit Suisse International	39,300	02/10/22	EUR	81.71	EUR	2,948	(63,441)
Gmo Payment Gateway Inc.	JPMorgan Chase Bank N.A.	36,000	02/10/22	JPY	15,418.62	JPY	516,600	(84,438)
Xero Ltd.	Morgan Stanley & Co. International PLC	37,500	02/10/22	AUD	147.94	AUD	5,304	(124,599)
Shift4 Payments, Inc., Class A	Barclays Bank PLC	40,000	02/11/22	USD	60.00	USD	2,317	(175,771)
Kakao Corp.	UBS AG	49,800	02/15/22	USD	123,870.46	USD	5,602,500	(67,843)

								$(9,253,921)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$ N/A	$ N/A	$ 15,017,392	$ (7,990,749)	$ (20,246,879)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$ 20,246,879	$—	$—	$—	$20,246,879

124	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust II (BSTZ)

For the period ended December 31, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(1,996)	$—	$—	$—	$(1,996)
Options written	—	—	(58,346,478)	—	—	—	(58,346,478)

	$—	$—	$(58,348,474)	$—	$—	$—	$(58,348,474)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$33,557,764	$—	$—	$—	$33,557,764

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$28,144,606

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$20,246,879

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	—	20,246,879

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(10,992,958)

Total derivative assets and liabilities subject to an MNA	$—	$9,253,921

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)

Barclays Bank PLC	$452,588	$—	$—	$(300,000)	$152,588
BNP Paribas SA	334,429	—	—	(310,000)	24,429
Citibank N.A.	1,343,748	—	—	(1,200,000)	143,748
Credit Suisse International	316,198	—	—	(316,198)	—
Goldman Sachs International	236,665	—	—	(236,665)	—
JPMorgan Chase Bank N.A.	5,131,916	—	—	(4,790,000)	341,916
Morgan Stanley & Co. International PLC	874,288	—	—	(480,000)	394,288
UBS AG	564,089	—	—	(230,000)	334,089

	$9,253,921	$—	$—	$(7,862,863)	$1,391,058

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	125

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust II (BSTZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$—	$8,316,000	$—	$8,316,000
Airlines	—	5,890,500	—	5,890,500
Automobiles	89,521,947	20,652,650	—	110,174,597
Banks	—	—	118,595,654	118,595,654
Capital Markets	7,021,438	—	—	7,021,438
Diversified Consumer Services	—	—	14,623,790	14,623,790
Electrical Equipment	9,646,201	—	—	9,646,201
Electronic Equipment, Instruments & Components	—	39,144,249	—	39,144,249
Entertainment	43,965,320	35,538,050	—	79,503,370
Hotels, Restaurants & Leisure	35,762,475	—	—	35,762,475
Interactive Media & Services	92,669,337	69,514,405	—	162,183,742
Internet & Direct Marketing Retail	83,380,709	26,079,907	—	109,460,616
IT Services	331,364,438	94,695,480	58,992,386	485,052,304
Professional Services	25,454,206	—	—	25,454,206
Road & Rail	20,275,086	—	—	20,275,086
Semiconductors & Semiconductor Equipment	289,097,704	266,361,995	5,007,375	560,467,074
Software	396,150,420	189,621,918	49,610,395	635,382,733
Specialty Retail	—	30,839,605	—	30,839,605
Preferred Securities
Preferred Stocks	—	—	565,071,190	565,071,190
Warrants	—	—	323,803	323,803
Short-Term Securities
Money Market Funds	46,915,934	—	—	46,915,934
Unfunded SPAC PIPE Commitments(a)	—	—	—	—

	$1,471,225,215	$786,654,759	$812,224,593	3,070,104,567

Investments Valued at NAV(b)				1,949,219

				$3,072,053,786

Derivative Financial Instruments(c)
Liabilities
Equity Contracts	$(10,401,343)	$(9,845,536)	$—	$(20,246,879)

(a)	Unfunded SPAC PIPE commitments are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Unfunded SPAC PIPE Commitments		Warrants	Total

Assets
Opening balance, as of December 31, 2020	$116,083,688	$401,750,866	$—		$521,839	$518,356,393
Transfers into Level 3(a)	—	—	—		—	—
Transfers out of Level 3(b)	(35,281,219)	—	—		—	(35,281,219)
Other(c)	35,281,219	(35,281,219)	—		—	—
Accrued discounts/premiums	—	—	—		—	—
Net realized gain (loss)	1,767,477	12,454,000	—		—	14,221,477
Net change in unrealized appreciation (depreciation)(d)(e)	98,693,844	173,127,874	—	(f)	(198,036)	271,623,682

126	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Science and Technology Trust II (BSTZ)

	Common Stocks	Preferred Stocks	Unfunded SPAC PIPE Commitments		Warrants	Total

Purchases	$58,584,805	$130,500,023	$—		$—	$189,084,828
Sales	(28,300,214)	(117,480,354)	—		—	(145,780,568)

Closing balance, as of December 31, 2021	$246,829,600	$565,071,190	$—	(f)	$323,803	$812,224,593

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021(e)	$101,449,537	$221,717,099	$—	(f)	$(198,036)	$322,968,600

(a)

As of December 31, 2020, the Trust used observable inputs in determining the value of certain investments. As of December 31, 2021, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of December 31, 2020, the Trust used significant unobservable inputs in determining the value of certain investments. As of December 31, 2021, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.
(d)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

(f)	Rounds to less than $1.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Common Stocks	$246,829,600	Market	Revenue Multiple	3.50x - 32.00x		21.32x
			Volatility	33% - 70%		39%
			Time to Exit	0.5 - 2.0		0.8

Preferred Stocks	565,071,190	Market	Revenue Multiple	3.15x - 33.50x		19.60x
			Volatility	27% - 55%		48%
			Time to Exit	3.0 - 4.0		3.9
			Recent Transactions	$ 9.86		—

Warrants	323,803	Market	Revenue Multiple	11.00x		—
			Volatility	33%		—
			Time to Exit	0.5		—

	$812,224,593

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	127

Schedule of Investments December 31, 2021	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 7.5%
Johnson Controls International PLC(a)	216,609	$17,612,478
Kingspan Group PLC	94,115	11,226,505
Trane Technologies PLC(a)	65,850	13,303,675

		42,142,658

Chemicals — 4.5%
Air Liquide SA	40,467	7,057,619
LG Chem Ltd.	4,400	2,274,631
Linde PLC(b)	25,478	8,841,059
Sika AG, Registered Shares	16,890	7,019,774

		25,193,083

Commercial Services & Supplies(a) — 5.0%
Waste Connections, Inc.	81,550	11,112,819
Waste Management, Inc.	100,050	16,698,345

		27,811,164

Construction & Engineering — 3.9%
Quanta Services, Inc.(a)	59,910	6,869,281
Vinci SA	141,000	14,891,684

		21,760,965

Electric Utilities — 28.1%
American Electric Power Co., Inc.(a)	128,750	11,454,887
Duke Energy Corp.(a)	121,918	12,789,198
Edison International(a)	121,150	8,268,488
EDP - Energias de Portugal SA	1,439,900	7,909,807
Enel SpA	3,475,725	27,792,168
Exelon Corp.(a)	154,158	8,904,166
FirstEnergy Corp.(a)	191,550	7,966,565
Iberdrola SA	1,401,175	16,589,878
Neoenergia SA	1,250,200	3,632,649
NextEra Energy, Inc.(a)(c)	496,130	46,318,697
Xcel Energy, Inc.(a)	84,490	5,719,973

		157,346,476

Electrical Equipment — 8.8%
Ballard Power Systems, Inc.(a)(b)	201,213	2,527,235
Eaton Corp. PLC(a)	48,040	8,302,273
Prysmian SpA	180,550	6,791,595
Schneider Electric SE	75,232	14,790,265
Sunrun, Inc.(a)(b)	66,750	2,289,525
Vestas Wind Systems A/S	332,650	10,130,898
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	2,274,400	4,440,189

		49,271,980

Electronic Equipment, Instruments & Components — 2.2%
Hexagon AB, B Shares	280,850	4,448,817
Rogers Corp.(b)	19,696	5,377,008
Samsung SDI Co. Ltd.(b)	4,650	2,557,369

		12,383,194

Independent Power and Renewable Electricity Producers — 6.9%
AES Corp.(a)	384,590	9,345,537
China Longyuan Power Group Corp. Ltd., Class H	3,129,000	7,308,771
EDP Renovaveis SA	450,792	11,210,055
ReNew Energy Global PLC(b)	661,000	5,142,580
Scatec ASA(d)	212,950	3,676,574
Sunnova Energy International, Inc.(a)(b)	80,050	2,234,996

		38,918,513

Security	Shares	Value

Machinery — 4.9%
Atlas Copco AB, B Shares	250,500	$14,714,431
Ingersoll Rand, Inc.(a)	201,900	12,491,553

		27,205,984

Multi-Utilities — 16.8%
CMS Energy Corp.(a)	219,810	14,298,640
Dominion Energy, Inc.(a)(c)	183,848	14,443,099
National Grid PLC	982,124	14,161,527
NiSource, Inc.(a)	224,850	6,208,109
Public Service Enterprise Group, Inc.(a)	193,392	12,905,048
Rwe AG	515,250	20,876,144
Sempra Energy(a)	83,650	11,065,222

		93,957,789

Oil, Gas & Consumable Fuels — 7.0%
Enterprise Products Partners LP(a)	244,563	5,370,604
Kinder Morgan, Inc.(a)	540,450	8,571,537
TC Energy Corp.	271,400	12,622,208
Williams Cos., Inc.(a)	497,255	12,948,520

		39,512,869

Semiconductors & Semiconductor Equipment — 3.8%
Analog Devices, Inc.(a)	28,974	5,092,760
Canadian Solar, Inc.(b)	79,040	2,473,162
First Solar, Inc.(a)(b)	26,934	2,347,567
Infineon Technologies AG	119,950	5,522,313
ON Semiconductor Corp.(a)(b)	82,780	5,615,625

		21,051,427

Total Long-Term Investments — 99.4% (Cost: $354,598,073)		556,556,102

Short-Term Securities

Money Market Funds — 1.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(e)(f)	7,380,748	7,380,748

Total Short-Term Securities — 1.3% (Cost: $7,380,748)		7,380,748

Total Investments Before Options Written — 100.7% (Cost: $361,978,821)		563,936,850

Options Written — (1.0)% (Premiums Received: $(4,433,535))		(5,639,070)

Total Investments, Net of Options Written — 99.7% (Cost: $357,545,286)		558,297,780

Other Assets Less Liabilities — 0.3%		1,506,913

Net Assets — 100.0%		$559,804,693

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

128	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$8,385,590	$—	$(1,004,842	)(a)	$—	$—	$7,380,748	7,380,748	$1,025		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	—	(17	)(a)	17	—	—	—	12,661	(c)	—

					$17	$—	$7,380,748		$13,686		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Quanta Services, Inc.	65	01/04/22	USD	123.00	USD	745	$(53)
Enterprise Products Partners LP	76	01/07/22	USD	22.00	USD	167	(1,330)
CMS Energy Corp.	410	01/12/22	USD	62.00	USD	2,667	(131,888)
Enterprise Products Partners LP	265	01/12/22	USD	22.90	USD	582	(1,036)
Analog Devices, Inc.	10	01/14/22	USD	195.00	USD	176	(4,800)
Eaton Corp. PLC	103	01/14/22	USD	175.00	USD	1,780	(18,798)
Williams Cos., Inc.	746	01/14/22	USD	28.00	USD	1,943	(26,110)
AES Corp.	437	01/21/22	USD	25.00	USD	1,062	(10,925)
American Electric Power Co., Inc.	214	01/21/22	USD	85.00	USD	1,904	(90,950)
American Electric Power Co., Inc.	11	01/21/22	USD	87.50	USD	98	(2,393)
Analog Devices, Inc.	91	01/21/22	USD	190.00	USD	1,600	(3,185)
Ballard Power Systems, Inc.	287	01/21/22	USD	17.00	USD	360	(1,435)
CMS Energy Corp.	359	01/21/22	USD	65.00	USD	2,335	(38,592)
Dominion Energy, Inc.	351	01/21/22	USD	77.50	USD	2,757	(61,425)
Duke Energy Corp.	185	01/21/22	USD	105.00	USD	1,941	(26,825)
Enterprise Products Partners LP	265	01/21/22	USD	25.00	USD	582	(530)
Exelon Corp.	6	01/21/22	USD	55.00	USD	35	(1,785)
First Solar, Inc.	43	01/21/22	USD	120.00	USD	375	(301)
FirstEnergy Corp.	335	01/21/22	USD	40.00	USD	1,393	(59,462)
Ingersoll Rand, Inc.	118	01/21/22	USD	65.00	USD	730	(6,195)
Kinder Morgan, Inc.	824	01/21/22	USD	17.00	USD	1,307	(4,532)
NextEra Energy, Inc.	880	01/21/22	USD	87.94	USD	8,216	(507,234)
NiSource, Inc.	393	01/21/22	USD	26.00	USD	1,085	(64,845)
ON Semiconductor Corp.	321	01/21/22	USD	65.00	USD	2,180	(136,425)
Public Service Enterprise Group, Inc.	444	01/21/22	USD	63.41	USD	2,963	(153,825)
Quanta Services, Inc.	168	01/21/22	USD	120.00	USD	1,926	(18,480)
Sempra Energy	143	01/21/22	USD	126.50	USD	1,892	(94,067)
Sunnova Energy International, Inc.	130	01/21/22	USD	35.00	USD	363	(4,550)
Sunrun, Inc.	72	01/21/22	USD	60.00	USD	247	(540)
TC Energy Corp.	494	01/21/22	CAD	62.00	CAD	2,906	(1,953)
Trane Technologies PLC	82	01/21/22	USD	200.00	USD	1,657	(39,770)
Waste Connections, Inc.	111	01/21/22	USD	135.00	USD	1,513	(34,410)
Waste Management, Inc.	182	01/21/22	USD	170.00	USD	3,038	(21,385)
Williams Cos., Inc.	634	01/21/22	USD	29.00	USD	1,651	(3,170)
Xcel Energy, Inc.	165	01/21/22	USD	65.07	USD	1,117	(49,386)
Xcel Energy, Inc.	130	01/21/22	USD	70.00	USD	880	(4,550)
NiSource, Inc.	393	01/27/22	USD	26.33	USD	1,085	(52,548)
Eaton Corp. PLC	65	01/28/22	USD	170.00	USD	1,123	(39,325)
Enterprise Products Partners LP	249	01/28/22	USD	21.50	USD	547	(18,301)
First Solar, Inc.	51	01/28/22	USD	97.00	USD	445	(5,279)

S C H E D U L E O F I N V E S T M E N T S	129

Schedule of Investments (continued) December 31, 2021	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Johnson Controls International PLC	379	01/28/22	USD	80.00	USD	3,082	$(105,172)
Kinder Morgan, Inc.	814	01/28/22	USD	16.50	USD	1,291	(15,466)
Waste Management, Inc.	168	01/28/22	USD	165.00	USD	2,804	(73,080)
Williams Cos., Inc.	360	01/28/22	USD	27.00	USD	937	(9,000)
Waste Connections, Inc.	174	02/07/22	USD	136.00	USD	2,371	(61,440)
Edison International	165	02/11/22	USD	67.40	USD	1,126	(32,413)
Sunnova Energy International, Inc.	150	02/11/22	USD	33.00	USD	419	(18,368)
AES Corp.	910	02/18/22	USD	26.00	USD	2,211	(22,750)
American Electric Power Co., Inc.	225	02/18/22	USD	87.50	USD	2,002	(64,687)
Ballard Power Systems, Inc.	417	02/18/22	USD	14.00	USD	524	(22,935)
Dominion Energy, Inc.	292	02/18/22	USD	80.00	USD	2,294	(36,500)
Duke Energy Corp.	241	02/18/22	USD	105.00	USD	2,528	(59,045)
Edison International	259	02/18/22	USD	67.50	USD	1,768	(59,570)
Exelon Corp.	533	02/18/22	USD	54.51	USD	3,079	(197,261)
FirstEnergy Corp.	335	02/18/22	USD	41.00	USD	1,393	(48,575)
Ingersoll Rand, Inc.	588	02/18/22	USD	60.00	USD	3,638	(205,800)
Johnson Controls International PLC	379	02/18/22	USD	80.00	USD	3,082	(134,545)
Kinder Morgan, Inc.	253	02/18/22	USD	17.00	USD	401	(3,289)
NextEra Energy, Inc.	890	02/18/22	USD	88.00	USD	8,309	(567,894)
Public Service Enterprise Group, Inc.	232	02/18/22	USD	66.16	USD	1,548	(48,799)
Sempra Energy	149	02/18/22	USD	130.00	USD	1,971	(75,990)
Sunrun, Inc.	161	02/18/22	USD	45.00	USD	552	(13,685)
TC Energy Corp.	455	02/18/22	CAD	60.00	CAD	2,677	(32,193)
Trane Technologies PLC	148	02/18/22	USD	210.00	USD	2,990	(56,980)

							$(3,708,030)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Hexagon AB, B Shares	Goldman Sachs International	55,100	01/04/22	SEK	137.22	SEK	7,915	$(36,603)
Vinci SA	Morgan Stanley & Co. International PLC	19,700	01/04/22	EUR	95.31	EUR	1,830	(3,295)
Neoenergia SA	Citibank N.A.	249,000	01/10/22	USD	17.26	USD	4,034	(1,392)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	81,900	01/11/22	EUR	23.57	EUR	1,794	(5,474)
Enel SpA	Goldman Sachs International	489,900	01/11/22	EUR	7.24	EUR	3,452	(9,626)
Iberdrola SA	Morgan Stanley & Co. International PLC	248,000	01/11/22	EUR	10.12	EUR	2,582	(78,861)
Infineon Technologies AG	Morgan Stanley & Co. International PLC	23,500	01/11/22	EUR	43.81	EUR	958	(1,561)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	33,000	01/11/22	EUR	103.58	EUR	3,465	(91,929)
Prysmian SpA	Credit Suisse International	61,400	01/11/22	EUR	34.79	EUR	2,033	(1,972)
Schneider Electric SE	Morgan Stanley & Co. International PLC	17,100	01/11/22	EUR	159.00	EUR	2,949	(267,833)
Vestas Wind Systems A/S	Goldman Sachs International	20,900	01/11/22	DKK	244.68	DKK	4,180	(101)
Vinci SA	UBS AG	27,200	01/13/22	EUR	92.97	EUR	2,527	(45,082)
Enel SpA	Credit Suisse International	344,800	01/19/22	EUR	6.83	EUR	2,429	(101,689)
Atlas Copco AB, B Shares	Morgan Stanley & Co. International PLC	30,200	01/20/22	SEK	509.49	SEK	16,072	(88,767)
Iberdrola SA	Credit Suisse International	243,700	01/20/22	EUR	10.05	EUR	2,537	(96,349)
Infineon Technologies AG	Morgan Stanley & Co. International PLC	18,500	01/20/22	EUR	42.06	EUR	754	(10,010)
Rwe AG	Credit Suisse International	46,500	01/20/22	EUR	35.95	EUR	1,661	(31,249)
Samsung SDI Co. Ltd.	UBS AG	1,600	01/20/22	USD	739,475.79	USD	1,048,000	(549)
Vestas Wind Systems A/S	Credit Suisse International	90,700	01/20/22	DKK	225.26	DKK	18,140	(12,497)
EDP - Energias de Portugal SA	Morgan Stanley & Co. International PLC	214,300	01/25/22	EUR	4.98	EUR	1,035	(11,224)
Linde PLC	UBS AG	4,200	01/25/22	EUR	290.20	EUR	1,285	(75,580)
National Grid PLC	Morgan Stanley & Co. International PLC	148,100	01/25/22	GBP	10.27	GBP	1,570	(85,975)
Rwe AG	Barclays Bank PLC	33,100	01/25/22	EUR	35.17	EUR	1,182	(40,928)
Sika AG, Registered Shares	UBS AG	3,400	01/25/22	CHF	371.52	CHF	1,293	(44,933)
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	JPMorgan Chase Bank N.A.	400,000	01/25/22	HKD	18.40	HKD	6,088	(5,273)
Hexagon AB, B Shares	UBS AG	53,500	01/27/22	SEK	137.33	SEK	7,685	(43,212)
Neoenergia SA	Morgan Stanley & Co. International PLC	188,600	02/01/22	USD	18.43	USD	3,055	(1,098)
Scatec ASA	Credit Suisse International	74,500	02/01/22	NOK	160.14	NOK	11,380	(39,570)
Air Liquide SA	UBS AG	14,100	02/03/22	EUR	157.51	EUR	2,162	(22,582)

130	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Atlas Copco AB, B Shares	Credit Suisse International	57,500	02/03/22	SEK	505.42	SEK	30,602	$(206,145)
EDP - Energias De Portugal SA	Credit Suisse International	144,800	02/03/22	EUR	4.84	EUR	700	(15,651)
EDP Renovaveis SA	Credit Suisse International	41,400	02/03/22	EUR	21.52	EUR	907	(48,789)
Schneider Electric SE	Credit Suisse International	9,300	02/03/22	EUR	167.64	EUR	1,604	(82,080)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	34,500	02/08/22	EUR	21.70	EUR	756	(38,688)
Enel SpA	UBS AG	381,800	02/08/22	EUR	6.85	EUR	2,690	(75,213)
National Grid PLC	UBS AG	195,600	02/08/22	GBP	10.80	GBP	2,073	(35,876)
Sika AG, Registered Shares	Goldman Sachs International	2,600	02/08/22	CHF	385.74	CHF	989	(20,225)
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	JPMorgan Chase Bank N.A.	396,000	02/08/22	HKD	18.80	HKD	6,027	(8,991)
LG Chem Ltd.	JPMorgan Chase Bank N.A.	1,500	02/10/22	USD	750,124.90	USD	922,500	(2,900)
Linde PLC	Credit Suisse International	4,700	02/10/22	EUR	311.99	EUR	1,438	(28,137)
Rwe AG	Credit Suisse International	100,700	02/10/22	EUR	36.01	EUR	3,597	(113,131)

								$(1,931,040)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$ N/A	$ N/A	$ 1,166,451	$ (2,371,986)	$ (5,639,070)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$5,639,070	$—	$—	$—	$5,639,070

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options written	$—	$—	$(10,476,083)	$—	$—	$—	$(10,476,083)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$557,087	$—	$—	$—	$557,087

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$4,014,111

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	131

Schedule of Investments (continued) December 31, 2021	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments Options	$—	$5,639,070

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	5,639,070

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(3,708,030)

Total derivative assets and liabilities subject to an MNA	$—	$1,931,040

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)

Barclays Bank PLC	$40,928	$—	$—	$—	$40,928
Citibank N.A.	1,392	—	—	—	1,392
Credit Suisse International	777,259	—	(777,259)	—	—
Goldman Sachs International	66,555	—	—	(40,000)	26,555
JPMorgan Chase Bank N.A.	17,164	—	—	—	17,164
Morgan Stanley & Co. International PLC	684,715	—	(684,715)	—	—
UBS AG	343,027	—	(309,527)	(33,500)	—

	$1,931,040	$—	$(1,771,501)	$(73,500)	$86,039

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Building Products	$30,916,153	$11,226,505	$—	$42,142,658
Chemicals	—	25,193,083	—	25,193,083
Commercial Services & Supplies	27,811,164	—	—	27,811,164
Construction & Engineering	6,869,281	14,891,684	—	21,760,965
Electric Utilities	101,421,974	55,924,502	—	157,346,476
Electrical Equipment	13,119,033	36,152,947	—	49,271,980
Electronic Equipment, Instruments & Components	5,377,008	7,006,186	—	12,383,194
Independent Power and Renewable Electricity Producers	16,723,113	22,195,400	—	38,918,513
Machinery	12,491,553	14,714,431	—	27,205,984
Multi-Utilities	58,920,118	35,037,671	—	93,957,789
Oil, Gas & Consumable Fuels	39,512,869	—	—	39,512,869
Semiconductors & Semiconductor Equipment	15,529,114	5,522,313	—	21,051,427
Short-Term Securities
Money Market Funds	7,380,748	—	—	7,380,748

	$336,072,128	$227,864,722	$—	$563,936,850

132	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(1,791,818)	$(3,847,252)	$—	$(5,639,070)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	133

Statements of Assets and Liabilities

December 31, 2021

	BGR	CII	BDJ	BOE

ASSETS
Investments, at value — unaffiliated(a)	$313,020,962	$977,755,220	$1,868,970,974	$851,371,897
Investments, at value — affiliated(b)	2,725,280	10,297,753	62,262,015	11,262,594
Cash	32,990	43,500	455,152	57,899
Cash pledged:
Collateral — exchange-traded options written	—	—	—	4,880,000
Collateral — OTC derivatives	—	290,000	140,000	333,000
Foreign currency, at value(c)	37,929	—	2,780	26
Receivables:
Investments sold	132,412	—	1,095,164	—
Options written	81,765	286,225	111,517	40,868
Dividends — unaffiliated	598,870	475,194	2,212,244	1,554,445
Dividends — affiliated	18	41	326	62

Total assets	316,630,226	989,147,933	1,935,250,172	869,500,791

LIABILITIES
Options written, at value(d)	2,076,564	12,449,136	25,447,836	9,905,083
Payables:
Investments purchased	207	—	1,928,899	—
Accounting services fees	11,001	12,270	23,500	14,761
Custodian fees	9,501	6,802	44,707	26,709
Income dividend distributions	57,982	—	1,938,723	142,052
Investment advisory fees	257,079	690,533	1,281,639	587,417
Trustees’ and Officer’s fees	607,194	307,680	1,309,527	898,815
Options written	—	59,507	152,630	13,348
Other accrued expenses	26,654	24,658	54,465	46,742
Professional fees	68,985	105,182	196,425	127,333
Transfer agent fees	11,589	13,660	33,705	17,920

Total liabilities	3,126,756	13,669,428	32,412,056	11,780,180

NET ASSETS	$313,503,470	$975,478,505	$1,902,838,116	$857,720,611

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$542,351,895	$561,558,505	$1,309,265,007	$718,537,151
Accumulated earnings (loss)	(228,848,425)	413,920,000	593,573,109	139,183,460

NET ASSETS	$313,503,470	$975,478,505	$1,902,838,116	$857,720,611

Net asset value(e)(f)(g)	$10.77	$22.10	$10.23	$13.40

(a) Investments, at cost — unaffiliated	$240,891,552	$570,297,394	$1,393,556,881	$675,621,154
(b) Investments, at cost — affiliated	$2,725,280	$10,297,753	$62,262,015	$11,262,594
(c) Foreign currency, at cost	$37,640	$—	$2,847	$28
(d) Premiums received	$3,397,497	$11,850,571	$23,604,331	$8,282,779
(e) Shares outstanding	29,108,471	44,132,101	186,003,434	64,025,316
(f) Shares authorized	Unlimited	200 million	Unlimited	Unlimited
(g) Par value	$0.001	$0.10	$0.001	$0.001

See notes to financial statements.

134	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2021

	BGY	BME		BMEZ	BIGZ

ASSETS
Investments, at value — unaffiliated(a)(b)	$705,788,038	$617,749,389		$2,926,534,359	$3,945,888,432
Investments, at value — affiliated(c)	5,586,240	27,792,805		90,000,929	66,790,213
Cash	116,375	877		118,828	—
Cash pledged:
Collateral — exchange-traded options written	4,091,000	—		—	—
Collateral — OTC derivatives	321,000	—		36,000	30,000
Foreign currency, at value(d)	125,457	83		1,055	1,101
Receivables:
Investments sold	2,230,173	2,724,200	(e)	755,152	5,930,398
Securities lending income — affiliated	—	1,458		16,566	2,394
Dividends — unaffiliated	1,538,612	439,647		759,180	459,716
Dividends — affiliated	41	145		153	22
From affiliate	—	12,661		—	—
Deferred offering costs	—	91,501		—	—
Prepaid expenses	—	—		48,373	89,817

Total assets	719,796,936	648,812,766		3,018,270,595	4,019,192,093

LIABILITIES
Bank overdraft	—	—		—	139,778
Collateral on securities loaned	—	211,572		4,940,637	5,206,475
Options written, at value(f)	8,368,684	9,621,857		23,146,210	11,001,039
Payables:
Investments purchased	15,005	12,481,544		—	—
Accounting services fees	12,270	7,254		103,226	140,107
Capital shares redeemed	—	—		—	12,193,772
Custodian fees	30,056	20,845		89,342	70,662
Deferred foreign capital gain tax	231,371	—		—	—
Federal income tax	—	12,114		—	—
Income dividend distributions	162,044	—		4,620,754	4,314,391
Investment advisory fees	529,140	516,052		3,098,668	4,273,239
Offering costs	—	20,427		—	—
Trustees’ and Officer’s fees	762,112	31,677		129,838	59,595
Other accrued expenses	51,886	34,737		200,292	46,909
Professional fees	108,192	69,416		34,697	11,481
Transfer agent fees	16,306	10,460		20,662	82,136

Total liabilities	10,287,066	23,037,955		36,384,326	37,539,584

NET ASSETS	$709,509,870	$625,774,811		$2,981,886,269	$3,981,652,509

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$606,225,184	$390,506,049		$2,253,396,500	$4,587,017,292
Accumulated earnings (loss)	103,284,686	235,268,762		728,489,769	(605,364,783)

NET ASSETS	$709,509,870	$625,774,811		$2,981,886,269	$3,981,652,509

Net asset value(g)(h)(i)	$6.81	$47.96		$26.47	$16.72

(a) Investments, at cost — unaffiliated	$556,956,647	$385,464,156		$2,342,582,475	$4,313,005,762
(b) Securities loaned, at value	$—	$205,305		$4,776,505	$5,079,308
(c) Investments, at cost — affiliated	$5,586,240	$27,792,813		$90,079,899	$111,276,613
(d) Foreign currency, at cost	$125,084	$84		$1,039	$1,094
(e) $1,767,466 is expected to be collected after December 31, 2022.
(f) Premiums received	$6,142,289	$5,886,890		$21,476,066	$17,415,488
(g) Shares outstanding	104,237,971	13,047,269		112,669,825	238,185,709
(h) Shares authorized	Unlimited	Unlimited		Unlimited	Unlimited
(i) Par value	$0.001	$0.001		$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	135

Statements of Assets and Liabilities  (continued)

December 31, 2021

	BCX	BST(a)	BSTZ(a)	BUI

ASSETS
Investments, at value — unaffiliated(b)(c)	$902,157,198	$1,651,412,325	$3,023,188,633	$556,556,102
Investments, at value — affiliated(d)	16,654,313	43,415,268	48,865,153	7,380,748
Cash	—	297,188	208,398	589,258
Cash pledged as collateral for OTC derivatives	270,000	1,610,000	8,060,000	73,500
Foreign currency, at value(e)	87,845	1,628	1,371	—
Receivables:
Investments sold	1,385,576	9,887,333	75	3,900
Options written	110,936	205,177	195,559	—
Securities lending income — affiliated	—	41,933	6,433	—
Capital shares sold	—	—	—	572,850
Dividends — unaffiliated	1,699,342	185,490	220,363	930,190
Dividends — affiliated	65	287	448	32
Deferred offering costs	—	177,517	—	15,668
Prepaid expenses	—	5,213	—	—

Total assets	922,365,275	1,707,239,359	3,080,746,433	566,122,248

LIABILITIES
Bank overdraft	185,937	—	—	—
Collateral on securities loaned	—	841,775	1,949,206	—
Options written, at value(f)	9,395,723	9,725,028	20,246,879	5,639,070
Payables:
Investments purchased	9,471,345	8,316,602	—	—
Accounting services fees	14,766	12,270	102,321	12,270
Custodian fees	17,901	43,460	67,714	16,068
Deferred capital gain tax	—	1,441,234	5,470,222	—
Income dividend distributions	124,979	4,026,146	—	—
Investment advisory fees	743,800	1,374,593	3,257,933	461,911
Offering costs	—	4,000	—	27,388
Trustees’ and Officer’s fees	360,572	7,253	136,340	2,070
Options written	—	97,843	6,228	—
Other accrued expenses	132,174	82,791	318,541	85,198
Professional fees	119,921	83,354	208,105	64,718
Transfer agent fees	16,268	16,572	21,312	8,862

Total liabilities	20,583,386	26,072,921	31,784,801	6,317,555

NET ASSETS	$901,781,889	$1,681,166,438	$3,048,961,632	$559,804,693

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$1,106,191,760	$795,202,915	$1,514,886,596	$381,410,703
Accumulated earnings (loss)	(204,409,871)	885,963,523	1,534,075,036	178,393,990

NET ASSETS	$901,781,889	$1,681,166,438	$3,048,961,632	$559,804,693

Net asset value(g)(h)(i)	$10.21	$52.40	$38.82	$25.86

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$660,552,834	$771,192,839	$1,408,606,716	$354,598,073
(c) Securities loaned, at value	$—	$855,268	$1,875,935	$—
(d) Investments, at cost — affiliated	$16,654,313	$43,415,268	$48,865,153	$7,380,748
(e) Foreign currency, at cost	$87,273	$1,656	$1,342	$—
(f) Premiums received	$8,020,674	$15,509,931	$27,273,522	$4,433,535
(g) Shares outstanding	88,315,994	32,083,371	78,538,036	21,651,663
(h) Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(i) Par value	$0.001	$0.001	$0.001	$0.001

See notes to financial statements.

136	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended December 31, 2021

	BGR	CII	BDJ	BOE

INVESTMENT INCOME
Dividends — unaffiliated	$12,117,954	$10,457,835	$44,817,852	$20,260,810
Dividends — affiliated	357	1,373	2,794	745
Securities lending income — affiliated — net	—	—	4,054	—
Foreign taxes withheld	(678,314)	(181,286)	(1,176,675)	(626,811)

Total investment income	11,439,997	10,277,922	43,648,025	19,634,744

EXPENSES
Investment advisory	3,445,835	7,889,210	15,249,546	8,324,322
Trustees and Officer	107,870	95,038	285,087	184,550
Transfer agent	69,590	81,150	162,639	95,519
Professional	65,177	92,171	116,915	101,230
Accounting services	42,029	48,758	93,512	58,710
Custodian	36,454	32,152	130,583	103,561
Registration	10,423	15,420	90,400	22,920
Miscellaneous	35,796	74,523	116,957	55,016

Total expenses	3,813,174	8,328,422	16,245,639	8,945,828
Less:
Fees waived and/or reimbursed by the Manager	(632,880)	(3,964)	(9,799)	(1,458,826)

Total expenses after fees waived and/or reimbursed	3,180,294	8,324,458	16,235,840	7,487,002

Net investment income	8,259,703	1,953,464	27,412,185	12,147,742

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,735,839)	97,901,672	281,643,501	79,281,977
Foreign currency transactions	(47,802)	—	51,902	(203,487)
Options written	(14,237,287)	(27,217,173)	(55,244,521)	(14,904,200)
Payment by affiliate	25,456	—	—	—

	(18,995,472)	70,684,499	226,450,882	64,174,290

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	98,322,160	107,648,528	63,592,742	45,303,217
Foreign currency translations	(7,227)	—	(42,425)	(69,621)
Options written	1,154,640	(73,853)	7,905,931	(1,455,465)

	99,469,573	107,574,675	71,456,248	43,778,131

Net realized and unrealized gain	80,474,101	178,259,174	297,907,130	107,952,421

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$88,733,804	$180,212,638	$325,319,315	$120,100,163

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	137

Statements of Operations  (continued)

Year Ended December 31, 2021

	BGY	BME	BMEZ	BIGZ(a)

INVESTMENT INCOME
Dividends — unaffiliated	$17,372,777	$6,458,167	$6,794,808	$8,664,340
Dividends — affiliated	782	1,532	5,437	42,953
Securities lending income — affiliated — net	—	21,952	276,651	118,573
Foreign taxes withheld	(1,085,632)	(79,721)	(393,701)	—

Total investment income	16,287,927	6,401,930	6,683,195	8,825,866

EXPENSES
Investment advisory	7,005,794	5,898,369	41,309,410	43,612,551
Trustees and Officer	158,682	40,031	194,704	171,333
Custodian	127,533	80,407	280,446	157,631
Professional	98,220	97,125	216,639	428,373
Transfer agent	88,211	67,679	125,261	128,999
Accounting services	48,758	28,854	326,183	315,288
Registration	36,936	11,658	—	—
Offering	—	61,531	—	—
Miscellaneous	59,887	67,435	467,025	109,900

Total expenses excluding excise tax	7,624,021	6,353,089	42,919,668	44,924,075
Excise Tax	—	12,114	—	—

Total expenses	7,624,021	6,365,203	42,919,668	44,924,075
Less:
Fees waived and/or reimbursed by the Manager	(702,840)	(5,096)	(15,118)	(362,833)

Total expenses after fees waived and/or reimbursed	6,921,181	6,360,107	42,904,550	44,561,242

Net investment income (loss)	9,366,746	41,823	(36,221,355)	(35,735,376)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	61,890,631 (b)	54,102,268	374,700,990	(197,928,462)
Investments — affiliated	—	(67)	(851)	11,860,850
Foreign currency transactions	(381,094)	(4,943)	(61,561)	497,260
Options written	(16,019,721)	(7,325,999)	(4,512,182)	(14,153,519)

	45,489,816	46,771,259	370,126,396	(199,723,871)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	21,644,086 (c)	14,731,301	(635,695,797)	(367,117,330)
Investments — affiliated	—	(8)	(78,970)	(44,486,400)
Foreign currency translations	(118,842)	(2,824)	(22,155)	649
Options written	(1,541,772)	(2,422,221)	14,045,494	6,414,449

	19,983,472	12,306,248	(621,751,428)	(405,188,632)

Net realized and unrealized gain (loss)	65,473,288	59,077,507	(251,625,032)	(604,912,503)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$74,840,034	$59,119,330	$(287,846,387)	$(640,647,879)

(a) The Trust commenced operations on March 29, 2021.
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(241,408)	$—	$—	$—
(c) Net of reduction in deferred foreign capital gain tax of	$148,052	$—	$—	$—

See notes to financial statements.

138	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended December 31, 2021

	BCX	BST(a)		BSTZ(a)		BUI

INVESTMENT INCOME
Dividends — unaffiliated	$36,499,708	$2,754,170		$2,079,559		$10,270,046
Dividends — affiliated	1,251	4,959		6,664		1,025
Interest — unaffiliated	173,132	—		—		—
Securities lending income — affiliated — net	—	757,849		202,730		12,661
Non-cash dividends — unaffiliated	—	—		—		700,678
Foreign taxes withheld	(1,628,249)	(115,532)		(199,561)		(678,983)

Total investment income	35,045,842	3,401,446		2,089,392		10,305,427

EXPENSES
Investment advisory	8,505,829	15,499,688		40,230,294		5,050,528
Trustees and Officer	106,630	93,359		193,300		30,530
Transfer agent	105,425	111,747		145,408		61,574
Professional	96,926	225,967		519,032		78,589
Custodian	75,249	146,026		311,186		68,311
Accounting services	58,664	48,758		318,503		48,759
Registration	31,826	9,613		28,045		9,936
Offering	—	29,000		—		29,000
Miscellaneous	114,080	99,305		462,605		81,561

Total expenses	9,094,629	16,263,463		42,208,373		5,458,788
Less:
Fees waived and/or reimbursed by the Manager	(3,874)	(791,441)		(18,673)		(62,200)

Total expenses after fees waived and/or reimbursed	9,090,755	15,472,022		42,189,700		5,396,588

Net investment income (loss)	25,955,087	(12,070,576)		(40,100,308)		4,908,839

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	87,055,636	168,816,973		317,658,363		21,469,026
Investments — affiliated	—	(1,378)		655		17
Foreign currency transactions	(236,788)	(157,845)		(597,507)		1,135
Options written	(30,769,396)	(20,336,133)		(58,346,478)		(10,476,083)

	56,049,452	148,321,617		258,715,033		10,994,095

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	110,130,312	(14,065,351	)(b)	(3,619,983	)(b)	52,600,677
Foreign currency translations	(25,978)	(1,268)		(2,773)		(25,404)
Options written	5,449,330	13,778,870		33,557,764		557,087

	115,553,664	(287,749)		29,935,008		53,132,360

Net realized and unrealized gain	171,603,116	148,033,868		288,650,041		64,126,455

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$197,558,203	$135,963,292		$248,549,733		$69,035,294

(a) Consolidated Statement of Operations.
(b) Net of increase in deferred capital gain tax of	$—	$(1,441,234)		$(5,470,222)		$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	139

Statements of Changes in Net Assets

	BGR		CII

	Year Ended December 31,		Year Ended December 31,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,259,703	$9,391,948	$1,953,464	$5,811,399
Net realized gain (loss)	(18,995,472)	(88,982,831)	70,684,499	26,868,142
Net change in unrealized appreciation (depreciation)	99,469,573	(33,080,100)	107,574,675	64,682,735

Net increase (decrease) in net assets resulting from operations	88,733,804	(112,670,983)	180,212,638	97,362,276

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(8,262,936)	(9,329,536)	(48,643,844)	(46,327,470)
Return of capital	(4,835,876)	(10,213,545)	—	—

Decrease in net assets resulting from distributions to shareholders	(13,098,812)	(19,543,081)	(48,643,844)	(46,327,470)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	—	—	236,509	—
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(4,813,281)	—	—

Net increase (decrease) in net assets derived from capital share transactions	—	(4,813,281)	236,509	—

NET ASSETS
Total increase (decrease) in net assets	75,634,992	(137,027,345)	131,805,303	51,034,806
Beginning of year	237,868,478	374,895,823	843,673,202	792,638,396

End of year	$313,503,470	$237,868,478	$975,478,505	$843,673,202

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

140	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BDJ		BOE

	Year Ended December 31,		Year Ended December 31,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,412,185	$34,483,661	$12,147,742	$16,919,404
Net realized gain (loss)	226,450,882	25,963,990	64,174,290	(20,345,581)
Net change in unrealized appreciation (depreciation)	71,456,248	(79,304,070)	43,778,131	45,992,227

Net increase (decrease) in net assets resulting from operations	325,319,315	(18,856,419)	120,100,163	42,566,050

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(161,603,504)	(112,342,324)	(48,404,308)	(16,818,451)
Return of capital	—	—	—	(32,343,267)

Decrease in net assets resulting from distributions to shareholders	(161,603,504)	(112,342,324)	(48,404,308)	(49,161,718)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(11,354,242)	(205,246)	(14,886,112)

NET ASSETS
Total increase (decrease) in net assets	163,715,811	(142,552,985)	71,490,609	(21,481,780)
Beginning of year	1,739,122,305	1,881,675,290	786,230,002	807,711,782

End of year	$1,902,838,116	$1,739,122,305	$857,720,611	$786,230,002

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	141

Statements of Changes in Net Assets (continued)

	BGY		BME

	Year Ended December 31,		Year Ended December 31,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,366,746	$12,589,207	$41,823	$68,856
Net realized gain (loss)	45,489,816	(25,760,822)	46,771,259	21,389,585
Net change in unrealized appreciation (depreciation)	19,983,472	56,961,229	12,306,248	58,101,987

Net increase in net assets resulting from operations	74,840,034	43,789,614	59,119,330	79,560,428

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(30,180,220)	(12,744,924)	(30,764,942)	(27,390,801)
Return of capital	(12,098,701)	(29,856,975)	—	—

Decrease in net assets resulting from distributions to shareholders	(42,278,921)	(42,601,899)	(30,764,942)	(27,390,801)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	49,710,285	45,251,850
Reinvestment of distributions	—	—	1,760,978	1,742,431
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(7,486,085)	—	—

Net increase (decrease) in net assets derived from capital share transactions	—	(7,486,085)	51,471,263	46,994,281

Capital contribution from affiliate	—	—	12,661	—

NET ASSETS
Total increase (decrease) in net assets	32,561,113	(6,298,370)	79,838,312	99,163,908
Beginning of year	676,948,757	683,247,127	545,936,499	446,772,591

End of year	$709,509,870	$676,948,757	$625,774,811	$545,936,499

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

142	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BMEZ		BIGZ

		Period from	Period from
	Year Ended	01/30/20 (a)	03/29/21 (a)
	12/31/21	to 12/31/20	to 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(36,221,355)	$(24,489,080)	$(35,735,376)
Net realized gain (loss)	370,126,396	131,179,423	(199,723,871)
Net change in unrealized appreciation (depreciation)	(621,751,428)	1,203,954,044	(405,188,632)

Net increase (decrease) in net assets resulting from operations	(287,846,387)	1,310,644,387	(640,647,879)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net realized gain	(192,905,388)	(101,402,843)	—
Return of capital	—	—	(170,149,458)

Decrease in net assets resulting from distributions to shareholders	(192,905,388)	(101,402,843)	(170,149,458)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	2,253,296,500	4,861,848,440
Reinvestment of distributions	—	—	4,569,561
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	(74,068,155)

Net increase in net assets derived from capital share transactions	—	2,253,296,500	4,792,349,846

NET ASSETS
Total increase (decrease) in net assets	(480,751,775)	3,462,538,044	3,981,552,509
Beginning of period	3,462,638,044	100,000	100,000

End of period	$2,981,886,269	$3,462,638,044	$3,981,652,509

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	143

Statements of Changes in Net Assets (continued)

	BCX		BST(a)

	Year Ended December 31,		Year Ended December 31,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$25,955,087	$17,695,239	$(12,070,576)	$(6,690,031)
Net realized gain (loss)	56,049,452	(51,657,513)	148,321,617	11,596,671
Net change in unrealized appreciation (depreciation)	115,553,664	22,570,394	(287,749)	516,296,551

Net increase (decrease) in net assets resulting from operations	197,558,203	(11,391,880)	135,963,292	521,203,191

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(33,607,537)	(20,310,556)	(126,451,369)	(49,046,315)
Return of capital	(8,784,140)	(27,173,604)	—	—

Decrease in net assets resulting from distributions to shareholders	(42,391,677)	(47,484,160)	(126,451,369)	(49,046,315)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	12,814,651	80,490,747
Proceeds from rights offering (Note 10)	—	—	359,278,213	—
Reinvestment of distributions	—	—	2,217,548	2,024,962
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(17,262,335)	—	—

Net increase (decrease) in net assets derived from capital share transactions	—	(17,262,335)	374,310,412	82,515,709

NET ASSETS
Total increase (decrease) in net assets	155,166,526	(76,138,375)	383,822,335	554,672,585
Beginning of year	746,615,363	822,753,738	1,297,344,103	742,671,518

End of year	$901,781,889	$746,615,363	$1,681,166,438	$1,297,344,103

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

144	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BSTZ(a)		BUI

	Year Ended December 31,		Year Ended December 31,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(40,100,308)	$(23,552,855)	$4,908,839	$5,932,846
Net realized gain	258,715,033	68,051,628	10,994,095	5,076,772
Net change in unrealized appreciation (depreciation)	29,935,008	1,440,501,253	53,132,360	47,279,667

Net increase in net assets resulting from operations	248,549,733	1,485,000,026	69,035,294	58,289,285

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(240,726,364)	(85,373,164)	(20,325,579)	(22,859,592)
Return of capital	—	(11,848,839)	(9,081,858)	(3,077,573)

Decrease in net assets resulting from distributions to shareholders	(240,726,364)	(97,222,003)	(29,407,437)	(25,937,165)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	74,073,395	27,563,701
Reinvestment of distributions	17,394,255	—	1,577,468	1,273,042

Net increase in net assets derived from capital share transactions	17,394,255	—	75,650,863	28,836,743

NET ASSETS
Total increase in net assets	25,217,624	1,387,778,023	115,278,720	61,188,863
Beginning of year	3,023,744,008	1,635,965,985	444,525,973	383,337,110

End of year	$3,048,961,632	$3,023,744,008	$559,804,693	$444,525,973

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	145

Statements of Cash Flows

Year Ended December 31, 2021

	BGR	CII	BDJ	BOE

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$88,733,804	$180,212,638	$325,319,315	$120,100,163
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	190,368,210	327,443,300	991,103,670	597,241,267
Purchases of long-term investments	(172,911,180)	(254,273,053)	(751,078,648)	(533,638,917)
Net proceeds from sales (purchases) of short-term securities	693,206	1,316,251	(50,245,378)	(11,262,594)
Premiums paid on closing options written	(38,623,633)	(120,468,874)	(253,801,096)	(76,761,573)
Premiums received from options written	24,584,110	92,586,150	195,290,121	61,989,046
Net realized (gain) loss on investments and options written	20,333,981	(70,678,756)	(224,954,670)	(64,038,178)
Net unrealized appreciation on investments, options written and foreign currency translations	(99,476,800)	(107,574,675)	(71,498,673)	(43,847,752)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	91	293	(109)	142
Dividends — unaffiliated	(339,958)	226,110	187,149	828,268
Prepaid expenses	7,014	2,923	82,666	—
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(11,667)	(12,336)	(23,682)	(14,851)
Custodian fees	(19,936)	(17,505)	(49,649)	(26,234)
Investment advisory fees	54,947	91,240	117,810	42,936
Trustees’ and Officer’s fees	67,854	53,881	181,077	121,350
Other accrued expenses	(17,327)	5,699	15,643	(44,477)
Professional fees	4,080	18,605	28,623	12,983
Transfer agent fees	(1,627)	(1,913)	(884)	(1,185)

Net cash provided by operating activities	13,445,169	48,929,978	160,673,285	50,700,394

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(13,103,202)	(48,626,478)	(160,010,762)	(48,411,693)
Net payments on redemption of capital shares	(330,212)	—	—	(559,569)
Decrease in bank overdraft	—	—	(66,281)	(1,372,586)

Net cash used for financing activities	(13,433,414)	(48,626,478)	(160,077,043)	(50,343,848)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	238	—	(47)	8,609

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	11,993	303,500	596,195	365,155
Restricted and unrestricted cash and foreign currency at beginning of year	58,926	30,000	1,737	4,905,770

Restricted and unrestricted cash and foreign currency at end of year	$70,919	$333,500	$597,932	$5,270,925

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$236,509	$—	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$32,990	$43,500	$455,152	$57,899

Cash pledged
Collateral — exchange-traded options written	—	—	—	4,880,000
Collateral — OTC derivatives	—	290,000	140,000	333,000
Foreign currency at value	37,929	—	2,780	26

	$70,919	$333,500	$597,932	$5,270,925

See notes to financial statements.

146	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows  (continued)

Year Ended December 31, 2021

	BGY	BME	BMEZ	BIGZ

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$74,840,034	$59,119,330	$(287,846,387)	$(640,647,879)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities
Proceeds from sales of long-term investments	528,397,040	280,627,703	1,760,038,052	2,337,830,108
Purchases of long-term investments	(485,599,164)	(280,663,252)	(1,472,688,426)	(6,955,507,410)
Net purchases of short-term securities	(5,298,859)	(13,915,542)	(38,631,529)	(7,042,678)
Premiums paid on closing options written	(62,305,089)	(53,046,170)	(213,210,154)	(181,055,525)
Premiums received from options written	46,083,774	45,197,448	196,547,058	192,757,090
Net realized (gain) loss on investments and options written	(46,045,485)	(46,812,320)	(371,071,094)	200,221,123
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	(14,594,430)	(12,309,072)	621,729,273	405,189,281
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	254	238	259	(22)
Dividends — unaffiliated	825,363	6,424	(165,493)	(459,716)
From the Manager	—	(12,661)	—	—
Securities lending income — affiliated	—	(1,213)	33,372	(2,394)
Prepaid expenses	—	4,777	(28,155)	(89,817)
Deferred offering costs	—	35,305	—	—
Increase (Decrease) in Liabilities
Collateral on securities loaned at value	—	108,871	(4,637,183)	5,206,475
Payables
Accounting services fees	(12,336)	(66,809)	(24,004)	140,107
Custodian fees	(12,787)	20,845	(2,362)	70,662
Deferred foreign capital gain tax	(148,052)	—	—	—
Federal income tax	—	12,114	—	—
Investment advisory fees	19,195	67,004	(466,534)	4,273,239
Trustees’ and Officer’s fees	101,483	6,216	82,391	59,595
Other accrued expenses	(54,104)	27,190	125,383	46,909
Professional fees	5,134	14,776	(83,796)	11,481
Transfer agent fees	(974)	10,460	(17,396)	82,136
Capital contribution from affiliate	—	12,661	—	—

Net cash provided by (used for) operating activities	36,200,997	(21,555,677)	189,683,275	(4,638,917,235)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(42,285,334)	(29,003,964)	(190,585,926)	(161,265,506)
Payments for offering costs	—	20,427	—	—
Net payments on redemption of capital shares	—	—	—	(61,874,383)
Increase (decrease) in bank overdraft	—	—	(205,455)	139,778
Proceeds from issuance of capital shares	—	50,328,479	—	4,861,848,440

Net cash provided by (used for) for financing activities	(42,285,334)	21,344,942	(190,791,381)	4,638,848,329

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	2,920	(1)	(16)	7

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(6,081,417)	(210,736)	(1,108,122)	(68,899)
Restricted and unrestricted cash and foreign currency at beginning of period	10,735,249	211,696	1,264,005	100,000

Restricted and unrestricted cash and foreign currency at end of period	$4,653,832	$960	$155,883	$31,101

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$—	$12,114	$—	$—

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$1,760,978	$—	$4,569,561

F I N A N C I A L S T A T E M E N T S	147

Statements of Cash Flows  (continued)

Year Ended December 31, 2021

	BGY	BME	BMEZ	BIGZ

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$116,375	$877	$118,828	$—
Cash pledged
Collateral — exchange-traded options written	4,091,000	—	—	—
Collateral — OTC derivatives	321,000	—	36,000	30,000
Foreign currency at value	125,457	83	1,055	1,101

	$4,653,832	$960	$155,883	$31,101

See notes to financial statements.

148	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows  (continued)

Year Ended December 31, 2021

	BCX	BST(a)	BSTZ(a)	BUI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$197,558,203	$135,963,292	$248,549,733	$69,035,294
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	600,582,789	453,225,188	921,150,756	97,065,516
Purchases of long-term investments	(535,774,001)	(644,579,452)	(578,900,784)	(142,670,706)
Net proceeds from sales (purchases) of short-term securities	(16,364,649)	(34,149,909)	(27,175,732)	725,954
Premiums paid on closing options written	(100,190,431)	(138,718,618)	(304,985,776)	(40,742,993)
Premiums received from options written	68,330,679	118,865,918	242,052,315	30,845,301
Net realized gain on investments and options written	(54,986,686)	(148,468,063)	(259,316,070)	(8,091,181)
Net unrealized appreciation on investments, options written and foreign currency translations	(115,579,642)	(1,154,753)	(35,408,002)	(53,157,764)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	54	86	460	236
Dividends — unaffiliated	(847,503)	(27,690)	115,768	19,521
Securities lending income — affiliated	—	(41,933)	8,187	—
Prepaid expenses	—	4,320	2,482	7,830
Deferred offering costs	—	33,404	—	82,051
Increase (Decrease) in Liabilities
Collateral on securities loaned at value	—	841,775	1,949,206	—
Payables
Accounting services fees	(14,862)	(12,336)	(3,443)	(12,336)
Custodian fees	(34,008)	(43,317)	(18,784)	(17,233)
Deferred foreign capital gain tax	—	1,441,234	5,470,222	—
Investment advisory fees	114,243	422,928	184,053	104,974
Trustees’ and Officer’s fees	42,284	6,521	82,311	1,351
Other accrued expenses	33,750	(79,450)	(47,423)	5,787
Professional fees	18,312	64,237	218,040	4,059
Transfer agent fees	(3,451)	(1,939)	(1,925)	(1,250)

Net cash provided by (used for) operating activities	42,885,081	(256,408,557)	213,925,594	(46,795,589)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(42,394,763)	(120,207,675)	(225,091,632)	(27,829,969)
Payments for offering costs	—	1,065	—	21,784
Net payments on redemption of capital shares	(542,457)	—	—	—
Increase in bank overdraft	185,937	—	—	—
Proceeds from issuance of capital shares	—	14,638,394	—	74,237,875
Proceeds from rights offering	—	359,278,213	—	—

Net cash provided by (used for) for financing activities	(42,751,283)	253,709,997	(225,091,632)	46,429,690

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	495	(31)	(50)	—

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	134,293	(2,698,591)	(11,166,088)	(365,899)
Restricted and unrestricted cash and foreign currency at beginning of year	223,552	4,607,407	19,435,857	1,028,657

Restricted and unrestricted cash and foreign currency at end of year	$357,845	$1,908,816	$8,269,769	$662,758

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$2,217,548	$17,394,255	$1,577,468

F I N A N C I A L S T A T E M E N T S	149

Statements of Cash Flows  (continued)

Year Ended December 31, 2021

	BCX	BST(a)	BSTZ(a)	BUI

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$297,188	$208,398	$589,258
Cash pledged
Collateral — OTC derivatives	270,000	1,610,000	8,060,000	73,500
Foreign currency at value	87,845	1,628	1,371	—

	$357,845	$1,908,816	$8,269,769	$662,758

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

150	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BGR

	Year Ended December 31,

	2021		2020	2019	2018	2017

Net asset value, beginning of year	$8.17		$12.57	$11.98	$15.79	$16.33

Net investment income(a)	0.28		0.32	0.34	0.28	0.40	(b)
Net realized and unrealized gain (loss)	2.77		(4.06)	1.18	(3.16)	(0.01)

Net increase (decrease) from investment operations	3.05		(3.74)	1.52	(2.88)	0.39

Distributions(c)
From net investment income	(0.28)		(0.32)	(0.34)	(0.27)	(0.40)
Return of capital	(0.17)		(0.34)	(0.59)	(0.66)	(0.53)

Total distributions	(0.45)		(0.66)	(0.93)	(0.93)	(0.93)

Net asset value, end of year	$10.77		$8.17	$12.57	$11.98	$15.79

Market price, end of year	$9.48		$7.10	$11.88	$10.45	$14.18

Total Return(d)
Based on net asset value	38.36	%(e)	(29.03)%	13.74%	(18.84)%	3.49%

Based on market price	40.14%		(34.74)%	23.23%	(21.16)%	5.11%

Ratios to Average Net Assets(f)
Total expenses	1.33%		1.37%	1.35%	1.29%	1.31%

Total expenses after fees waived and/or reimbursed	1.11%		1.15%	1.16%	1.14%	1.18%

Net investment income	2.88%		3.77%	2.67%	1.87%	2.69	%(b)

Supplemental Data
Net assets, end of year (000)	$313,503		$237,868	$374,896	$357,391	$471,062

Portfolio turnover rate	61%		62%	24%	32%	24%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.15 per share and 0.99%, respectively, resulting from a special dividend from BakerHughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	151

Financial Highlights (continued)

(For a share outstanding throughout each period)

	CII

	Year Ended December 31,

	2021	2020	2019	2018		2017

Net asset value, beginning of year	$19.12	$17.96	$15.28	$17.19		$15.08

Net investment income(a)	0.04	0.13	0.18	0.17		0.15
Net realized and unrealized gain (loss)	4.04	2.08	3.50	(1.09)		2.95

Net increase (decrease) from investment operations	4.08	2.21	3.68	(0.92)		3.10

Distributions(b)
From net investment income	(0.04)	(0.13)	(0.19)	(0.17	)(c)	(0.15)
From net realized gain	(1.06)	(0.92)	(0.44)	(0.28	)(c)	—
Return of capital	—	—	(0.37)	(0.54)		(0.84)

Total distributions	(1.10)	(1.05)	(1.00)	(0.99)		(0.99)

Net asset value, end of year	$22.10	$19.12	$17.96	$15.28		$17.19

Market price, end of year	$22.12	$17.40	$17.25	$14.08		$16.38

Total Return(d)
Based on net asset value	21.97%	13.94%	25.08%	(5.44)%		21.69%

Based on market price	34.15%	7.97%	30.38%	(8.56)%		27.54%

Ratios to Average Net Assets(e)
Total expenses	0.90%	0.91%	0.91%	0.90%		0.93%

Total expenses after fees waived and/or reimbursed	0.90%	0.91%	0.91%	0.90%		0.93%

Net investment income	0.21%	0.78%	1.08%	1.00%		0.94%

Supplemental Data
Net assets, end of year (000)	$975,479	$843,673	$792,638	$674,077		$758,400

Portfolio turnover rate	27%	46%	32%	27%		32%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

152	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BDJ

	Year Ended December 31,

	2021	2020	2019	2018		2017

Net asset value, beginning of year	$9.35	$10.03	$8.74	$9.96		$9.22

Net investment income(a)	0.15	0.18	0.18	0.18	(b)	0.16
Net realized and unrealized gain (loss)	1.60	(0.26)	1.86	(0.84)		1.14

Net increase (decrease) from investment operations	1.75	(0.08)	2.04	(0.66)		1.30

Distributions(c)
From net investment income	(0.28)	(0.15)	(0.08)	(0.18	)(d)	(0.17)
From net realized gain	(0.59)	(0.45)	(0.67)	(0.38	)(d)	(0.39)

Total distributions	(0.87)	(0.60)	(0.75)	(0.56)		(0.56)

Net asset value, end of year	$10.23	$9.35	$10.03	$8.74		$9.96

Market price, end of year	$10.08	$8.47	$9.92	$7.77		$9.23

Total Return(e)
Based on net asset value	19.33%	0.77%	24.52%	(6.59)%		15.06%

Based on market price	29.80%	(7.70)%	38.53%	(10.39)%		20.63%

Ratios to Average Net Assets(f)
Total expenses	0.85%	0.86%	0.87%	0.85%		0.86%

Total expenses after fees waived and/or reimbursed	0.85%	0.86%	0.87%	0.85%		0.86%

Net investment income	1.44%	2.15%	1.99%	1.85	%(b)	1.73%

Supplemental Data
Net assets, end of year (000)	$1,902,838	$1,739,122	$1,881,675	$1,638,237		$1,868,457

Portfolio turnover rate	40%	48%	40%	34%		42%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.14%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	153

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BOE

	Year Ended December 31,

	2021	2020	2019	2018		2017

Net asset value, beginning of year.	$12.28	$12.32	$11.07	$13.22		$13.38

Net investment income(a)	0.19	0.26	0.30	0.31		0.17
Net realized and unrealized gain (loss)	1.69	0.46	1.71	(1.61)		1.96

Net increase (decrease) from investment operations	1.88	0.72	2.01	(1.30)		2.13

Distributions(b)
From net investment income	(0.19)	(0.26)	(0.31)	(0.31	)(c)	(0.19)
From net realized gain	(0.57)	—	—	(0.52	)(c)	(2.10)
Return of capital	—	(0.50)	(0.45)	(0.02)		—

Total distributions	(0.76)	(0.76)	(0.76)	(0.85)		(2.29)

Net asset value, end of year	$13.40	$12.28	$12.32	$11.07		$13.22

Market price, end of year	$12.18	$10.91	$10.99	$9.37		$12.51

Total Return(d)
Based on net asset value	16.21%	7.65%	19.54%	(9.63)%		17.22	%(e)

Based on market price	18.89%	7.22%	25.98%	(19.16)%		28.28%

Ratios to Average Net Assets(f)
Total expenses	1.07%	1.09%	1.12%	1.08%		1.09%

Total expenses after fees waived and/or reimbursed	0.90%	0.92%	0.94%	0.94%		1.02%

Net investment income	1.46%	2.33%	2.62%	2.52%		1.20%

Supplemental Data
Net assets, end of year (000)	$857,721	$786,230	$807,712	$754,602		$911,227

Portfolio turnover rate	65%	61%	26%	28%		133%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

154	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BGY

	Year Ended December 31,

	2021	2020	2019	2018		2017

Net asset value, beginning of year	$6.49	$6.47	$5.79	$7.06		$6.28

Net investment income(a)	0.09	0.12	0.16	0.17	(b)	0.09
Net realized and unrealized gain (loss)	0.64	0.31	0.93	(1.00)		1.15

Net increase (decrease) from investment operations	0.73	0.43	1.09	(0.83)		1.24

Distributions(c)
From net investment income	(0.14)	(0.13)	(0.16)	(0.16	)(d)	(0.09)
From net realized gain	(0.15)	—	(0.19)	(0.28	)(d)	—
Return of capital	(0.12)	(0.28)	(0.06)	—		(0.37)

Total distributions	(0.41)	(0.41)	(0.41)	(0.44)		(0.46)

Net asset value, end of year	$6.81	$6.49	$6.47	$5.79		$7.06

Market price, end of year	$6.28	$5.87	$5.89	$4.98		$6.52

Total Return(e)
Based on net asset value	11.92%	8.18%	20.20%	(11.48)%		20.88	%(f)

Based on market price	14.11%	7.49%	27.22%	(17.55)%		27.23%

Ratios to Average Net Assets(g)
Total expenses	1.09%	1.10%	1.13%	1.09%		1.12%

Total expenses after fees waived and/or reimbursed	0.99%	1.00%	1.03%	0.99%		1.02%

Net investment income	1.34%	1.99%	2.57%	2.59	%(b)	1.31%

Supplemental Data
Net assets, end of year (000)	$709,510	$676,949	$683,247	$623,234		$769,678

Portfolio turnover rate	71%	60%	28%	60%		90%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 29%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	155

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BME

	Year Ended December 31,

	2021		2020	2019	2018		2017

Net asset value, beginning of year	$45.66		$41.19	$35.87	$35.69		$31.30

Net investment income(a)	—		0.01	0.06	0.07		0.02
Net realized and unrealized gain	4.74		6.86	7.66	2.51		6.77

Net increase from investment operations	4.74		6.87	7.72	2.58		6.79

Distributions(b)
From net investment income	(0.00	)(c)	(0.05)	(0.12)	(0.07	)(d)	(0.04)
From net realized gain	(2.44)		(2.35)	(2.28)	(2.33	)(d)	(2.11)
Return of capital	—		—	—	—		(0.25)

Total distributions	(2.44)		(2.40)	(2.40)	(2.40)		(2.40)

Net asset value, end of year	$47.96		$45.66	$41.19	$35.87		$35.69

Market price, end of year	$48.50		$47.59	$42.50	$36.45		$36.50

Total Return(e)
Based on net asset value	10.66	%(f)	17.50%	22.26%	7.26%		22.17%

Based on market price	7.37%		18.69%	24.15%	6.57%		23.17%

Ratios to Average Net Assets(g)
Total expenses	1.08%		1.10%	1.09%	1.11%		1.12%

Total expenses after fees waived and/or reimbursed	1.08%		1.10%	1.09%	1.11%		1.12%

Net investment income	0.01%		0.01%	0.16%	0.19%		0.06%

Supplemental Data
Net assets, end of year (000)	$625,775		$545,936	$446,773	$352,675		$331,858

Portfolio turnover rate	49%		28%	47%	37%		38%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

156	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BMEZ

	Year Ended 12/31/21	Period from 01/30/20 to 12/31/20	(a)

Net asset value, beginning of period	$30.73	$20.00

Net investment loss(b)	(0.32)	(0.22)
Net realized and unrealized gain (loss)	(2.23)	11.85

Net increase (decrease) from investment operations	(2.55)	11.63

Distributions from net realized gain(c)	(1.71)	(0.90)

Net asset value, end of period	$26.47	$30.73

Market price, end of period	$25.36	$28.65

Total Return(d)
Based on net asset value	(8.31)%	59.62	%(e)(f)

Based on market price	(5.76)%	48.82	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.30%	1.29	%(h)

Total expenses after fees waived and/or reimbursed	1.30%	1.28	%(h)

Net investment loss	(1.10)%	(1.00	)%(h)

Supplemental Data

Net assets, end of period (000)	$2,981,886	$3,462,638

Portfolio turnover rate	44%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	157

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BIGZ

	Period from 03/29/21 to 12/31/21	(a)

Net asset value, beginning of period	$20.00

Net investment loss(b)	(0.15)
Net realized and unrealized loss	(2.43)

Net decrease from investment operations	(2.58)

Distribution from return of capital(c)	(0.70)

Net asset value, end of period	$16.72

Market price, end of period	$14.54

Total Return(d)
Based on net asset value	(13.03	)%(e)

Based on market price	(24.37	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.29	%(g)

Total expenses after fees waived and/or reimbursed	1.28	%(g)

Net investment loss	(1.02	)%(g)

Supplemental Data
Net assets, end of period (000)	$3,981,653

Portfolio turnover rate	55%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

158	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BCX

	Year Ended December 31,

	2021	2020	2019	2018	2017

Net asset value, beginning of year	$8.45	$9.04	$8.44	$10.64	$9.86

Net investment income(a)	0.29	0.20	0.23	0.22	0.20	(b)
Net realized and unrealized gain (loss)	1.95	(0.26)	0.99	(1.80)	1.19

Net increase (decrease) from investment operations	2.24	(0.06)	1.22	(1.58)	1.39

Distributions(c)
From net investment income	(0.38)	(0.23)	(0.23)	(0.19)	(0.24)
Return of capital	(0.10)	(0.30)	(0.39)	(0.43)	(0.37)

Total distributions	(0.48)	(0.53)	(0.62)	(0.62)	(0.61)

Net asset value, end of year	$10.21	$8.45	$9.04	$8.44	$10.64

Market price, end of year	$9.35	$7.41	$8.07	$7.06	$9.77

Total Return(d)
Based on net asset value	27.20%	1.56%	15.88%	(14.90)%	15.60%

Based on market price	32.83%	(0.23)%	23.67%	(22.47)%	26.55%

Ratios to Average Net Assets(e)
Total expenses	1.07%	1.09%	1.11%	1.08%	1.08%

Total expenses after fees waived and/or reimbursed	1.07%	1.09%	1.11%	1.08%	1.08%

Net investment income	3.05%	2.62%	2.56%	2.17%	2.06	%(b)

Supplemental Data
Net assets, end of year (000)	$901,782	$746,615	$822,754	$798,282	$1,027,472

Portfolio turnover rate	66%	78%	69%	66%	73%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include less than $0.04 per share and 0.39% respectively, resulting from a special dividend from Baker Hughes Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	159

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BST

	Year Ended December 31,

	2021 (a)	2020	(a)	2019	2018		2017

Net asset value, beginning of year	$51.94	$32.45		$26.21	$27.73		$20.10

Net investment loss(b)	(0.43)	(0.28)		(0.17)	(0.13)		(0.05)
Net realized and unrealized gain	5.84	21.82		9.92	0.37		8.96

Net increase from investment operations	5.41	21.54		9.75	0.24		8.91

Distributions(c)
From net investment income	—	—		—	—	(d)	(0.05)
From net realized gain	(4.27)	(2.05)		(3.51)	(1.76	)(d)	(0.22)
Return of capital	—	—		—	—		(1.01)

Total distributions	(4.27)	(2.05)		(3.51)	(1.76)		(1.28)

Dilutive effect of rights offer (Note 10)	(0.68)	—		—	—		—

Net asset value, end of year	$52.40	$51.94		$32.45	$26.21		$27.73

Market price, end of year	$49.97	$53.30		$33.27	$27.48		$26.69

Total Return(e)
Based on net asset value	9.44%	68.76	%(f)	37.82%	0.24%		45.73%

Based on market price	1.70%	68.92%		34.77%	9.18%		57.15%

Ratios to Average Net Assets(g)
Total expenses	1.05%	1.09%		1.08%	1.09%		1.09%

Total expenses after fees waived and/or reimbursed	1.00%	0.99%		0.92%	0.89%		0.89%

Net investment loss	(0.78)%	(0.73)%		(0.52)%	(0.43)%		(0.19)%

Supplemental Data
Net assets, end of year (000)	$1,681,166	$1,297,344		$742,672	$587,908		$620,300

Portfolio turnover rate	31%	20%		32%	53%		41%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)

For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on NAV presented herein are different than the information previously published as of December 31, 2020.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

160	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BSTZ

				Period from 06/27/19 to 12/31/19	(b)
	Year Ended December 31,(a)
	2021	2020

Net asset value, beginning of period	$38.72	$20.95		$20.00

Net investment loss(c)	(0.51)	(0.30)		(0.05)
Net realized and unrealized gain	3.69	19.32		1.50

Net increase from investment operations	3.18	19.02		1.45

Distributions(d)
From net realized gain	(3.08)	(1.10)		—
Return of capital	—	(0.15)		(0.50)

Total distributions	(3.08)	(1.25)		(0.50)

Net asset value, end of period	$38.82	$38.72		$20.95

Market price, end of period	$38.94	$36.38		$20.50

Total Return(e)
Based on net asset value	8.41%	94.60	%(f)	7.40	%(g)

Based on market price	15.75%	86.85%		5.10	%(g)

Ratios to Average Net Assets(h)
Total expenses	1.31%	1.33%		1.32	%(i)

Total expenses after fees waived and/or reimbursed	1.31%	1.33%		1.30	%(i)

Net investment loss	(1.25)%	(1.16)%		(0.48	)%(i)

Supplemental Data
Net assets, end of period (000)	$3,048,962	$3,023,744		$1,635,966

Portfolio turnover rate	18%	45%		16%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Aggregate total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	161

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BUI

	Year Ended December 31,

	2021	2020	2019	2018		2017

Net asset value, beginning of year	$23.80	$22.02	$18.77	$21.12		$19.42

Net investment income(a)	0.24	0.33	0.37	0.49		0.56
Net realized and unrealized gain (loss)	3.27	2.90	4.33	(1.39)		2.59

Net increase (decrease) from investment operations	3.51	3.23	4.70	(0.90)		3.15

Distributions(b)
From net investment income	(0.24)	(0.20)	(0.24)	(0.63	)(c)	(0.47)
From net realized gain	(0.76)	(1.08)	(1.06)	(0.81	)(c)	(0.98)
Return of capital	(0.45)	(0.17)	(0.15)	(0.01)		—

Total distributions	(1.45)	(1.45)	(1.45)	(1.45)		(1.45)

Net asset value, end of year	$25.86	$23.80	$22.02	$18.77		$21.12

Market price, end of year	$26.62	$25.04	$22.31	$19.76		$21.62

Total Return(d)
Based on net asset value	15.13%	15.87%	25.63%	(4.40)%		16.62%

Based on market price	12.65%	20.32%	20.91%	(1.68)%		25.93%

Ratios to Average Net Assets(e)
Total expenses	1.08%	1.13%	1.12%	1.12%		1.11%

Total expenses after fees waived and/or reimbursed	1.07%	1.10%	1.10%	1.09%		1.09%

Net investment income	0.97%	1.58%	1.78%	2.46%		2.70%

Supplemental Data
Net assets, end of year (000)	$559,805	$444,526	$383,337	$318,933		$357,776

Portfolio turnover rate	20%	39%	39%	28%		31%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

162	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification

BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Enhanced Global Dividend Trust	BOE	Delaware	Diversified
BlackRock Enhanced International Dividend Trust	BGY	Delaware	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Diversified
BlackRock Health Sciences Trust II	BMEZ	Maryland	Non-diversified
BlackRock Innovation and Growth Trust(a)	BIGZ	Maryland	Non-diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Diversified
BlackRock Science and Technology Trust II	BSTZ	Delaware	Non-diversified
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	Delaware	Diversified

(a)	BlackRock Innovation and Growth Trust commenced operations on March 29, 2021.

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior to commencement of operations on March 29, 2021, BIGZ had no operations other than those relating to organizational matters and the sale of 5,000 common shares on February 05, 2021 to BlackRock Financial Management, Inc., an affiliate of BIGZ, for $100,000. Investment operations for BIGZ commenced on March 29, 2021.

Basis of Consolidation: The accompanying consolidated financial statements of BST include the accounts of BST Subsidiary, LLC (the “BST Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BST. The BST Taxable Subsidiary enables BST to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the BST Taxable Subsidiary are subject to US federal and state taxes to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BST. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BST. BST may invest up to 25% of its total assets in the BST Taxable Subsidiary. The net assets of the BST Taxable Subsidiary as of period end were $19,337,145, which is 1.2% of BST’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BST Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BST.

The accompanying consolidated financial statements of BSTZ include the accounts of BSTZ Subsidiary, LLC (the “BSTZ Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BSTZ. The BSTZ Taxable Subsidiary enables BSTZ to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the BSTZ Taxable Subsidiary are subject to US federal and state taxes to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BSTZ. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BSTZ. BSTZ may invest up to 25% of its total assets in the BSTZ Taxable Subsidiary. The net assets of the BSTZ Taxable Subsidiary as of period end were $36,259,853, which is 1.2% of BSTZ’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BSTZ Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BSTZ.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are

N O T E S T O F I N A N C I A L S T A T E M E N T S	163

Notes to Financial Statements  (continued)

recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., options written) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Income Tax Information note for the tax character of each Trust’s distributions paid during the year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Organization and Offering Costs: Prior to commencement of operations, organization costs associated with the establishment of BIGZ and offering expenses of BIGZ with respect to the issuance of shares in the amounts of $150,500 and $1,225,050, respectively, were paid by the Manager. BIGZ is not obligated to repay any such organizational costs or offering expenses paid by the Manager.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

164	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Trusts value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate

N O T E S T O F I N A N C I A L S T A T E M E N T S	165

Notes to Financial Statements  (continued)

under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2021, certain investments of BME, BMEZ, BIGZ, BST and BSTZ were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Special Purpose Acquisition Companies: Special purpose acquisition companies (SPACs) are companies that have no operations but go public with the intention of merging with or acquiring a company using the proceeds of the SPAC’s initial public offering. The Trusts may enter into a commitment with a SPAC for a private investment in a public equity (PIPE) and will satisfy the commitment if and when the SPAC completes its merger or acquisition. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a registration statement for the shares is filed and declared effective. Unfunded SPAC PIPE commitments are marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded SPAC PIPE commitments:

Trust Name	Investment Name	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BST	Acorns Holdings, Inc.	$4,500,000	$4,500,000	$—
BSTZ	Acorns Holdings, Inc.	10,500,000	10,500,000	—

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not

166	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Trust, except in the event of borrower default. The securities on loan, if any, are disclosed in the Trusts’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Trusts’ securities on loan by counterparty which are subject to offset under an MSLA:

Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received at Fair Value	(a)	Net Amount	(b)

BME
Goldman Sachs & Co. LLC	$168,958	$(168,958)	$—		$—
Morgan Stanley	342	(342)	—		—
Toronto Dominion Bank	36,005	(36,005)	—		—

	$205,305	$(205,305)	$—		$—

BMEZ
Barclays Capital, Inc.	$554,658	$(554,658)	$—		$—
BofA Securities, Inc.	510,600	(510,600)	—		—
Citigroup Global Markets, Inc.	2,449,479	(2,449,479)	—		—
Credit Suisse Securities (USA) LLC	111,746	(111,746)	—		—
Goldman Sachs & Co. LLC	1,150,022	(1,150,022)	—		—

	$4,776,505	$(4,776,505)	$—		$—

BIGZ
Morgan Stanley	$5,079,308	$(5,079,308)	$—		$—

BST
Goldman Sachs & Co. LLC	$828,458	$(813,990)	$—		$14,468
JPMorgan Securities LLC	26,810	(26,406)	—		404

	$855,268	$(840,396)	$—		$14,872

BSTZ
Goldman Sachs & Co. LLC	$1,875,935	$(1,875,935)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of December 31, 2021. Additional collateral is delivered to each Trust on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Trusts.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

N O T E S T O F I N A N C I A L S T A T E M E N T S	167

Notes to Financial Statements  (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BCX pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:

	BGR	BDJ	BOE	BME

Investment advisory fees	1.20%	0.80%	1.00%	1.00%

Average daily value of each Trust’s net assets:

	CII	BGY	BUI

Investment advisory fees	0.85%	1.00%	1.00%

Average daily value of each Trust’s managed assets:

	BMEZ	BIGZ	BST	BSTZ

Investment advisory fees	1.25%	1.25%	1.00%	1.25%

168	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For such services, BCX pays the Manager a monthly fee of 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust’s interest in the BCX Subsidiary, LLC (the “BCX Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BCX) and the average daily value of the net assets of its subsidiary, which fee is allocated pro rata between the Trust and the BCX Taxable Subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Trust, the value of the Trust’s interest in the BCX Taxable Subsidiary). The BCX Taxable Subsidiary had no net assets or activity during the period ended December 31, 2021.

For purposes of calculating these fees, “net assets” mean the total assets of CII and BCX minus the sum of its accrued liabilities.

For purposes of calculating these fees, “managed assets” are determined as total assets of BMEZ, BIGZ, BST and BSTZ (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For purposes of calculating these fees, “net assets” mean the total assets of BGR, BDJ, BOE, BGY, BME and BUI minus the sum of its accrued liabilities (which includes liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares).

With respect to BGR, BOE, BGY, BCX and BUI, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Trust for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

The Manager provides investment management and other services to BST Taxable Subsidiary and BSTZ Taxable Subsidiary. The Manager does not receive separate compensation from the BST Taxable Subsidiary or BSTZ Taxable Subsidiary for providing investment management or administrative services. However, BST and BSTZ pay the Manager based on the Trust’s net assets, which includes the assets of the BST Taxable Subsidiary and BSTZ Taxable Subsidiary.

Distribution Fees: BME, BST and BUI have entered into Distribution Agreements with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BME’s, BST’s and BUI’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BME, BST and BUI will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BME’s, BST’s and BUI’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the year ended December 31, 2021 amounted to $100,497, $25,900, and $149,810 for each of BME, BST and BUI, respectively.

Expense Limitations, Waivers and Reimbursements: The Manager has contractually agreed to waive a portion of the investment advisory fees on BST as a percentage of its average daily managed assets as follows:

Expiration Date

BST	0.05%	December 31, 2021

The Manager voluntarily agreed to waive a portion of the investment advisory fees on the following Trusts as a percentage of their average weekly net assets (BGR and BOE) or average daily net assets (BGY and BUI), as follows:

BGR	BOE	BGY	BUI

0.220%	0.175%	0.100%	0.025%

These voluntary waivers may be reduced or discontinued at any time without notice. Effective July 1, 2021, the voluntary waiver agreement between the Manager and BUI was terminated.

For the year ended December 31, 2021, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

BGR	$631,737
BOE	1,456,756
BGY	700,580
BST	774,985
BUI	59,319

With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2021, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

BGR	$1,143
CII	3,964
BDJ	9,799
BOE	2,070
BGY	2,260
BME	5,096

N O T E S T O F I N A N C I A L S T A T E M E N T S	169

Notes to Financial Statements  (continued)

Trust Name	Fees Waived and/or Reimbursed by the Manager

BMEZ	$15,118
BIGZ	67,742
BCX	3,874
BST	16,456
BSTZ	18,673
BUI	2,881

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2021, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

BIGZ	$295,091

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Trusts. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”). Each Trust retains 82% of securities lending income (which excludes collateral investment expenses).

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each Trust, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income (which excludes collateral investment expenses) in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2021, each Trust paid BIM the following amounts for securities lending agent services:

Trust Name	Amounts

BDJ	$890
BME	4,056
BMEZ	47,962
BIGZ	20,925
BST	134,795
BSTZ	39,260
BUI	2,778

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the year ended December 31, 2021, BGR received a reimbursement of $25,456 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.

During the year ended December 31, 2021, BME recorded a reimbursement of $12,661 from an affiliate, which is included in capital contribution from affiliate in the Statements of Changes in Net Assets, related to an operating event.

170	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)

BOE	$1,063,708	$—	$—
BGY	1,779,537	—	—
BME	—	124,568	60,786
BMEZ	4,139,432	—	—
BST	—	345,836	(297,088)
BSTZ	—	1,121,662	(963,760)

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales

BGR	$171,698,255	$190,448,449
CII	253,721,407	326,631,881
BDJ	753,007,547	992,198,834
BOE	533,638,917	597,241,267
BGY	485,614,169	530,889,516
BME	292,763,540	283,311,207
BMEZ	1,456,942,919	1,760,144,598
BIGZ	6,955,242,873	2,343,760,506
BCX	545,074,034	597,820,893
BST	652,882,791	463,067,890
BSTZ	578,898,788	921,126,832
BUI	141,962,994	97,069,416

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses, net operating losses and income recognized from the Trust’s wholly owned subsidiary were reclassified to the following accounts:

	BDJ	BME	BIGZ	BST	BSTZ	BUI

Paid-in capital	$ (3,860)	$ (73,645)	$ (35,283,096)	$ (12,127,804)	$ (9,348,434)	$ (29,000)
Accumulated earnings (loss)	3,860	73,645	35,283,096	12,127,804	9,348,434	29,000

The tax character of distributions paid was as follows:

Trust Name	Year Ended 12/31/21	Year Ended 12/31/20

BGR
Ordinary income	$8,262,936	$9,329,536
Return of capital	4,835,876	10,213,545

	$13,098,812	$19,543,081

CII
Ordinary income	$2,005,386	$5,824,766
Long-term capital gains	46,638,458	40,502,704

	$48,643,844	$46,327,470

N O T E S T O F I N A N C I A L S T A T E M E N T S	171

Notes to Financial Statements  (continued)

Trust Name	Year Ended 12/31/21	Year Ended 12/31/20

BDJ
Ordinary income	$58,615,347	$27,765,611
Long-term capital gains	102,988,157	84,576,713

	$161,603,504	$112,342,324

BOE
Ordinary income	$48,404,308	$16,818,451
Return of capital	—	32,343,267

	$48,404,308	$49,161,718

BGY
Ordinary income	$30,180,220	$12,744,924
Return of capital	12,098,701	29,856,975

	$42,278,921	$42,601,899

BME
Ordinary income	$51,302	$7,153,739
Long-term capital gains	30,713,640	20,237,062

	$30,764,942	$27,390,801

BMEZ
Ordinary income	$111,413,529	$101,402,843
Long-term capital gains	81,491,859	—

	$192,905,388	$101,402,843

BIGZ
Return of capital	$170,149,458	$—

BCX
Ordinary income	$33,607,537	$20,310,556
Return of capital	8,784,140	27,173,604

	$42,391,677	$47,484,160

BST
Long-term capital gains	$126,451,369	$49,046,315

BSTZ
Ordinary income	$—	$6,255,953
Long-term capital gains	240,726,364	79,117,211
Return of capital	—	11,848,839

	$240,726,364	$97,222,003

BUI
Ordinary income	$14,683,563	$8,067,250
Long-term capital gains	5,642,016	14,792,342
Return of capital	9,081,858	3,077,573

	$29,407,437	$25,937,165

As of December 31, 2021, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Loss(c)	Total

BGR	$—	$—	$(269,130,117)	$40,281,692	$—	$(228,848,425)
CII	—	20,374,274	—	393,545,726	—	413,920,000
BDJ	14,874,300	138,284,738	—	440,414,071	—	593,573,109
BOE	—	—	—	146,884,800	(7,701,340)	139,183,460
BGY	—	—	—	113,282,609	(9,997,923)	103,284,686
BME	—	16,759,687	—	218,509,075	—	235,268,762
BMEZ	82,094,690	100,955,454	—	545,439,625	—	728,489,769
BIGZ	—	—	(168,343,640)	(437,021,143)	—	(605,364,783)
BCX	—	—	(412,547,801)	208,137,930	—	(204,409,871)
BST	—	28,490,400	—	857,596,247	(123,124)	885,963,523
BSTZ	—	6,184,587	—	1,548,409,790	(20,519,341)	1,534,075,036
BUI	—	—	—	178,413,872	(19,882)	178,393,990

(a)	Amounts available to offset future realized capital gains.

172	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain options and foreign currency exchange contracts, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the deferral of compensation to Trustees.

(c)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended December 31, 2021, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

Trust Name	Amounts

BOE	$36,829,140
BGY	34,422,227
BCX	46,588,947

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BGR	$266,636,290	$51,034,027	$(603,142)	$50,430,885
CII	582,266,575	423,920,359	(18,732,526)	405,187,833
BDJ	1,463,164,439	503,186,626	(36,961,581)	466,225,045
BOE	690,101,546	188,179,682	(17,269,041)	170,910,641
BGY	568,940,271	155,734,625	(15,527,013)	140,207,612
BME	413,791,725	239,815,611	(11,800,109)	228,015,502
BMEZ	2,438,608,737	745,570,679	(169,314,272)	576,256,407
BIGZ	4,448,984,915	339,800,163	(769,691,984)	(429,891,821)
BCX	698,018,432	236,318,805	(16,900,775)	219,418,030
BST	816,422,916	917,279,245	(33,089,665)	884,189,580
BSTZ	1,458,905,085	1,664,592,576	(44,417,232)	1,620,175,344
BUI	360,713,121	207,808,899	(5,798,886)	202,010,013

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments. BME’s, BST’s and BUI’s prospectuses provide details of the risks to which each Trust is subject.

The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

N O T E S T O F I N A N C I A L S T A T E M E N T S	173

Notes to Financial Statements  (continued)

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Sectors	Trust Name

Energy	BGR, BCX
Financials	BDJ
Health Care	BME, BMEZ
Information Technology	BST, BSTZ
Materials	BCX
Utilities	BUI

Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Trusts invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Trust’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trusts’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

174	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, with the exception of CII, all of which were initially classified as Common Shares. CII is authorized to issue 200 million Common Shares. The par value for each Trust’s Common Shares is $0.001, except for CII, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

BME, BST and BUI have each filed a prospectus with the SEC allowing it to issue an additional 5,000,000, 13,000,000 and 5,000,000 Common Shares, respectively, through an equity Shelf Offering. Under the Shelf Offerings, BME, BST and BUI, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 2,393,277, 3,591,658 and 533,850 Common Shares, respectively, remain available for issuance under the Shelf Offerings. During the year ended, December 31, 2021, BME, BST and BUI issued 1,053,578, 242,731 and 2,910,832 shares, respectively, under the Shelf Offering. See Additional Information — Shelf Offering Program for additional information.

Initial costs incurred by each of BME, BST and BUI in connection with its Shelf Offering are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense. Any subsequent costs incurred to keep the filing active will be charged to expense as incurred.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:

	Year Ended

Trust Name	12/31/21	12/31/20

BME	1,053,578	1,066,906
BST	242,731	2,038,416
BUI	2,910,832	1,205,766

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended

Trust Name	12/31/21	12/31/20

CII	10,701	—
BME	37,877	42,015
BIGZ	231,136	—
BST	40,859	52,101
BSTZ	448,074	—
BUI	63,066	59,571

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Trust (other than BSTZ and BMEZ) may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. From December 1, 2021 through November 30, 2022, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, for each Trust (other than BIGZ, BSTZ and BMEZ) or November 18, 2021 (for BIGZ, BSTZ and BMEZ) subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended December 31, 2021, BGR, CII, BDJ, BGY, BME, BMEZ, BCX, BST, BSTZ and BUI did not repurchase any shares.

The total cost of the shares repurchased is reflected in the Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:

	BGR

	Shares	Amounts

Year Ended December 31, 2021	—	$—
Year Ended December 31, 2020	716,855	4,813,281

	BDJ

	Shares	Amounts

Year Ended December 31, 2021	—	$—
Year Ended December 31, 2020	1,538,971	11,354,242

	BOE

	Shares	Amounts

Year Ended December 31, 2021	18,558	$205,246
Year Ended December 31, 2020	1,539,117	14,886,112

	BGY

	Shares	Amounts

Year Ended December 31, 2021	—	$—
Year Ended December 31, 2020	1,441,544	7,486,085

N O T E S T O F I N A N C I A L S T A T E M E N T S	175

Notes to Financial Statements  (continued)

	BIGZ

	Shares	Amounts

Period Ended December 31, 2021	5,142,849	$74,068,155

	BCX

	Shares	Amounts

Year Ended December 31, 2021	—	$—
Year Ended December 31, 2020	2,744,110	17,262,335

With respect to BIGZ, for the period ended December 31, 2021, shares issued and outstanding increased by 220,000,000 from the initial public offering and 23,092,422 from the underwriters’ exercising the over-allotment option.

Shares of BMEZ issued and outstanding for the period January 30, 2020 to December 31, 2020, increased by 105,000,000 from the Trust’s initial public offering and 7,664,825 from the underwriters’ exercising the over-allotment option.

For the year ended December 31, 2021, shares issued and outstanding remained constant for BGR, BDJ, BGY, BMEZ and BCX. For the year ended December 31, 2020, shares issued and outstanding remained constant for CII and BSTZ.

As of the close of business on June 18, 2021, BST issued transferrable rights to its Common Shareholders of record, entitling the holders of those rights to subscribe for shares of BST’s common stock (the “Offer”). Shareholders received one right for each outstanding Common Share owned on the record date. The rights entitled their holders to purchase one new Common Share for every three rights held (1-for-3). The Offer expired on July 14, 2021. BST received from the Offer gross proceeds of $359,278,213 for the issuance of 6,822,923 Common Shares. The rights offering resulted in $(0.68) or (1.24)% NAV dilution since the Common Shares were issued below BST’s NAV. BST received the entire proceeds from the shares issued under the Offer since the Manager agreed to pay for all expenses (including sales commissions) related to the Offer.

As of December 31, 2021, BlackRock Financial Management, Inc., an affiliate of the Trust, owned 5,000 Shares of BIGZ.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BGR	01/03/22	01/14/22	01/31/22	$0.037500
	02/01/22	02/15/22	02/28/22	0.037500
CII	01/03/22	01/14/22	01/31/22	0.099500
	02/01/22	02/15/22	02/28/22	0.099500
BDJ	01/03/22	01/14/22	01/31/22	0.050000
	02/01/22	02/15/22	02/28/22	0.050000
BOE	01/03/22	01/14/22	01/31/22	0.063000
	02/01/22	02/15/22	02/28/22	0.063000
BGY	01/03/22	01/14/22	01/31/22	0.033800
	02/01/22	02/15/22	02/28/22	0.033800
BME	01/03/22	01/14/22	01/31/22	0.213000
	02/01/22	02/15/22	02/28/22	0.213000
BMEZ	01/03/22	01/14/22	01/31/22	0.145000
	02/01/22	02/15/22	02/28/22	0.145000
BIGZ	01/03/22	01/14/22	01/31/22	0.100000
	02/01/22	02/15/22	02/28/22	0.100000
BCX	01/03/22	01/14/22	01/31/22	0.040000
	02/01/22	02/15/22	02/28/22	0.040000
BST	01/03/22	01/14/22	01/31/22	0.250000
	02/01/22	02/15/22	02/28/22	0.250000
BSTZ	01/03/22	01/14/22	01/31/22	0.192000
	02/01/22	02/15/22	02/28/22	0.192000
BUI	01/03/22	01/14/22	01/31/22	0.121000
	02/01/22	02/15/22	02/28/22	0.121000

176	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Health Sciences Trust II, BlackRock Innovation and Growth Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Trust, BlackRock Science and Technology Trust II and BlackRock Utilities, Infrastructure & Power Opportunities Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Health Sciences Trust II, BlackRock Innovation and Growth Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Trust, BlackRock Science and Technology Trust II and BlackRock Utilities, Infrastructure & Power Opportunities Trust, (the “Funds”), including the schedules of investments, as of December 31, 2021, the related statements of operations, cash flows, changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. Such financial statements and financial highlights of BlackRock Science and Technology Trust and BlackRock Science and Technology Trust II are consolidated as of and for the two years in the period ended December 31, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, and the results of their operations, their cash flows, changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations and Statements of Cash Flows	Statements of Changes in Net Assets	Financial Highlights

BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Trust and BlackRock Utilities, Infrastructure & Power Opportunities Trust

	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

BlackRock Science and Technology Trust II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the two years in the period ended December 31, 2021 and for the period from June 27, 2019 (commencement of operations) through December 31, 2019

BlackRock Health Sciences Trust II	For the year ended December 31, 2021	For the year ended December 31, 2021 and for the period from January 30, 2020 (commencement of operations) through December 31, 2020

BlackRock Innovation and Growth Trust	For the period from April 29, 2021 (commencement of operations) through December 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	177

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2021:

Trust Name	Qualified Dividend Income

BGR	$10,879,665
CII	9,778,887
BDJ	36,926,815
BOE	14,824,143
BGY	12,198,874
BME	5,858,399
BMEZ	5,322,834
BCX	34,697,298
BUI	7,851,513

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended December 31, 2021:

Trust Name	20% Rate Long-Term Capital Gain Dividends

CII	$46,638,458
BDJ	102,988,157
BME	30,713,640
BMEZ	81,491,859
BST	126,451,369
BSTZ	240,726,364
BUI	5,642,016

The Trusts intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended December 31, 2021:

Trust Name	Foreign Source Income Earned	Foreign Taxes Paid

BOE	$6,404,676	$621,814
BGY	13,608,906	1,228,139
BCX	20,150,504	1,303,100
BUI	2,629,430	671,929

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

Trust Name	Dividends-Received Deduction

BGR	76.44%
CII	100.00
BDJ	74.83
BOE	17.48
BGY	2.00
BME	100.00
BMEZ	1.58
BCX	28.23
BUI	23.85

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2021:

Trust Name	Qualified Short-Term Capital Gains

BDJ	$6,084,091
BOE	36,290,613
BGY	15,886,432
BMEZ	111,413,529
BUI	9,762,872

178	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since December 31, 2020 (for each Trust other than BIGZ) and since March 25, 2021 (the effective date of the registration statement relating to BIGZ’s initial public offering). This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Effective July 29, 2021, each of BST, BSTZ, BMEZ and BIGZ intends to invest in excess of 25% of its total assets in (i) liquid 144A securities and Regulation S securities and (ii) securities that are temporarily restricted in connection with going public but not otherwise illiquid and privately placed.

Except as noted above, during each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objectives and Policies

BlackRock Enhanced Global Dividend Trust (BOE)

The Trust’s investment objective is primarily to seek current income and current gains, with a secondary objective of long-term capital appreciation. The Trust’s investment objective is not a fundamental policy and may be changed without prior shareholder approval.

The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies located in countries throughout the world and by utilizing an option writing strategy to enhance current gains. BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, from time to time may vary the percentage of the Trust’s assets invested in any particular type of equity security, based on factors such as market and economic conditions, fiscal and monetary policy and the relative security valuation of the various equity asset classes.

The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options on indices of securities and sectors of securities. The Trust intends to write covered put and call options with respect to approximately 30% to 45% of its total assets, although this percentage may vary from time to time with market conditions. In addition to its option strategy on indices, the Trust may pursue a strategy that includes the writing (selling) of both call and put options on individual common stocks. These option strategies are intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders. As the Trust writes calls and puts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

Under normal market conditions, the Trust is required to invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). Equity securities in which the Trust invests include common stocks, preferred stocks, convertible securities, warrants, depositary receipts and equity interests in real estate investment trusts. The Trust may invest in companies located anywhere in the world. The Trust may invest in companies of any size market capitalization, but intends to invest primarily in the securities of large capitalization companies. The Trust may invest in companies conducting initial public offerings. The Trust may invest up to 25% of its total assets in equity securities of issuers in emerging countries. The Trust may invest up to 20% of its total assets in debt securities, including debt securities issued by companies located in emerging markets. The Trust may invest up to 10% of its total assets in non-investment grade debt securities, commonly known as “junk bonds.”

Application of the Trust’s investment philosophy, from time to time, may cause the Trust to invest a significant portion of its assets in a particular country or region of the world. The Trust’s investment strategy causes it to invest in issuers located in a number of countries throughout the world, but the actual number of countries represented in the Trust’s portfolio will vary over time. Under normal market conditions, the Trust invests in the equity securities of issuers in at least three different countries, including the United States. However, the Trust may invest in the securities of non-U.S. issuers without limit.

The Trust may engage in various portfolio strategies to seek to increase its return or to hedge its portfolio against movements in interest rates, in currency rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, interest rate transactions, including interest rate swaps, total return swaps and credit default swaps and short selling and foreign exchange transactions. Each of these portfolio strategies is described below. No assurance can be given that the Trust will employ these strategies or that, if employed, they will be effective.

The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of investment, and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

To the extent the Trust invests in dividend-paying common stocks, the Advisors currently intend to emphasize those securities that: (i) are eligible to pay “qualified dividend” income and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”). Long-term capital gains and qualified dividend income are currently eligible for reduced U.S. federal income tax rates for individuals. Long-term capital gains and qualified dividend income included in distributions of a regulated investment company (a “RIC”) to its individual shareholders are generally passed through to such shareholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations. Corporate shareholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC designates as qualifying for the Dividends Received Deduction. Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the Dividends Received Deduction which will, in turn, limit the tax benefit to a corporate shareholder of investing in the Trust. Corporate shareholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals or (ii) the Dividends Received Deduction for corporate shareholders of the Trust.

In selecting investments for the Trust, the Advisors combine fundamental research with a top-down strategy, analyzing 70 sub-industry groups on an ongoing basis. The Advisors seek to identify companies that it believes have the potential to outperform the market. The Advisors’ investment techniques for the Trust include assessing industry

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	179

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

structure and dynamics, evaluating growth catalysts on an industry and individual company basis and assessing a company’s valuation relative to the broad market and its respective industry group. The Advisors seek to invest in companies that it believes have sizeable market opportunities, global, regional or local competitive advantages, sound business models and financial strength, proven management teams and compelling relative and absolute valuations.

Leverage: The Trust may, but does not currently intend to, incur indebtedness or issue preferred shares for investment purposes.

BlackRock Science and Technology Trust (BST)

The Trust’s investment objectives are to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees (the “Board”) without prior shareholder approval.

BlackRock Advisors, LLC (the “Manager”) may consider a variety of factors when choosing investments for the Trust, such as:

•	selecting companies with the potential for rapid and sustainable growth from the development, advancement and use of science and/or technology (high growth science and technology stocks); and

•

identifying companies that have above-average return potential based on factors such as revenue and earnings growth, profitability, valuation and dividend yield (cyclical science and technology stocks).

In addition, a variety of countries, including emerging market countries, and industries are likely to be represented in the Trust’s portfolio.

The Trust generally will sell a stock when, in the Manager’s opinion, the stock is fully valued, there is a need to rebalance the portfolio or there is a better opportunity elsewhere.

The Trust may engage in active and frequent trading of portfolio securities to seek to achieve its investment objectives.

Under normal market conditions, the Trust invests at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks).

Science and technology companies are companies whose products, processes or services, in the Manager’s view, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. These companies include companies that, in the Manager’s view, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage, as well as companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities.

Science, technology and science- or technology-related companies may include companies operating in any industry, including, but not limited to software, internet software & services, IT services, hardware, communications equipment, semiconductors and semiconductor equipment, media, internet retail, consumer finance, life sciences tools & services, biotechnology, pharmaceuticals, energy, defense/aerospace, diversified telecom services and wireless telecom services. Examples of potential high growth companies include those operating in IT services, the internet, software and sciences; examples of potential cyclical companies include those operating in hardware, telecom, semiconductors and components. The Manager determines, in its discretion, whether a company is a science, technology or science- or technology-related company.

The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds and equity interests in real estate investment trusts and master limited partnerships. From time to time, the Trust may invest in shares of companies through initial public offerings. The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. The Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

The Trust will concentrate its investments in companies operating in one or more industries within the technology group of industries.

The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not science or technology companies and in debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s

180	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may invest in structured instruments (such as equity-linked notes) for investment purposes, as an alternative or complement to its options writing strategy or for risk management or leveraging purposes.

The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.

Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.

The Trust may enter into “dollar roll” transactions.

The Trust may enter into derivative transactions that have economic leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

BlackRock Energy and Resources Trust (BGR)

The Trust’s investment objective is to provide total return through a combination of current income and capital appreciation. The Trust seeks to achieve this objective by investing primarily in equity securities of companies engaged in the energy and natural resources business and equity derivatives with exposure to the energy and natural resources industry.

Under normal market conditions, the Trust invests at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust will not invest, under normal market conditions, less than 25% of its total assets in securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry without shareholder approval. Companies in the energy and natural resources industry include those companies involved in the exploration, production or distribution of energy or natural resources, such as gas, oil, metals and minerals as well as related transportation companies and equipment manufacturers. These equity securities may include common stocks, preferred shares, convertible securities, warrants, depositary receipts, equity interests in Canadian Royalty Trusts and equity interests in master limited partnerships (“MLPs”). The Trust will not invest more than 25% of its total assets in MLPs. The Trust may invest in companies located anywhere in the world. The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets. Under normal market conditions, the Trust will invest at least 30% of its total assets in at least two countries other than the United States. The Trust may invest in companies of any market capitalization, including small capitalization and mid-capitalization companies. The Trust does not intend to invest directly in commodities.

As part of its strategy, the Trust currently intends to employ an option strategy of writing (selling) covered call options on common stocks. The Trust seeks to produce current income and gains generated from option writing premiums. In addition to its covered call strategy the Trust may, to a lesser extent, pursue an option strategy that includes the sale (writing) of both put options and call options on certain of the common stocks in the Trust’s portfolio.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	181

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

The Trust may invest up to 20% of its total assets in other U.S. and other non-U.S. investments. These investments may include equity and debt securities of companies not engaged in the energy and natural resources industry. The Trust reserves the right to invest up to 10% of its total assets in non-investment grade debt securities, commonly known as “junk bonds.”

In addition to the option strategies discussed above, the Trust may engage in transactions such as options, futures, swaps, foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions for hedging purposes or to enhance total return. The Trust may also engage in short sales of securities.

The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of investment and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

Application of the Trust’s investment philosophy, from time to time, may cause the Trust to invest a significant portion of its assets in a particular country or region of the world. The Trust anticipates that its investment strategy will cause it to invest in a number of countries throughout the world, but the actual number of countries represented in the Trust’s portfolio will vary over time. The Trust anticipates that application of its investment philosophy currently would cause it to invest in issuers located in 10 countries globally, including the United States. Under normal market conditions, the Trust will invest in the equity securities of issuers in at least three different countries, including the United States, and will invest at least 30% of its total assets at the time of investment in the equity securities of non-United States issuers. However, the Trust may invest in the securities of non-United States issuers without limit.

Leverage: The Trust may, but does not currently intend to, incur indebtedness or issue preferred shares for investment purposes.

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

The Trust’s investment objective is to provide current income and capital appreciation. The Trust’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities of the Acquiring Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. BlackRock Advisors, LLC (the “Manager”) from time to time may vary the percentage of the Trust’s assets invested in any particular type of equity security based on such factors as market and economic conditions, fiscal and monetary policy and the relative security valuation of the various equity asset classes.

The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options on indices of securities and sectors of securities. In addition to its option strategy on indices, the Trust may pursue a strategy that includes the writing (selling) of both call and put options on individual common stocks. These option strategies are intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s stockholders. As the Trust writes calls and puts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

To the extent the Trust invests in dividend-paying common stocks, the Manager currently intends to emphasize those securities that: (i) are eligible to pay “qualified dividend” income and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers (“Dividends Received Deduction”) pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”). Long-term capital gains and qualified dividend income are currently eligible for reduced U.S. federal income tax rates for individuals. Long-term capital gains and qualified dividend income included in distributions of a regulated investment company (a “RIC”) to its individual stockholders are generally passed through to such stockholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations. Corporate stockholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC designates as qualifying for the Dividends Received Deduction. Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the Dividends Received Deduction which will, in turn, limit the tax benefit to a corporate stockholder of investing in the Trust. Corporate stockholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals or (ii) the Dividends Received Deduction for corporate stockholders of the Trust.

Investment in the Trust’s common stock offers the individual investor several potential benefits. The Trust offers investors the opportunity to invest in a professionally managed portfolio which contains common stocks and preferred securities of U.S. and foreign issuers. The Manager provides professional management, which includes the extensive securities and credit analysis needed to invest in common stocks, preferred securities and foreign securities. The Trust also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. These benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. The use of leverage also involves certain expenses and risk considerations.

The Trust may engage in various portfolio strategies to seek to increase its return or to hedge its portfolio against movements in interest rates, in currency rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, total return swaps, short selling and foreign exchange transactions. No assurance can be given that the Trust will employ these strategies or that, if employed, they will be effective.

The Trust may vary its investment objective and policies for temporary defensive purposes during periods in which the Manager believes that conditions in the securities markets or other economic, financial or political conditions warrant and in order to keep the Trust’s cash fully invested, including during the periods which the net proceeds of the offering are being invested. Under such conditions, the Trust may invest up to 100% of its total assets in securities issued or guaranteed by the United States government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating service, or other debt securities deemed by the Manager to be consistent with a defensive posture, or may hold its assets in cash.

182	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

Leverage: The Trust does not currently intend to, but may, leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof.

BlackRock Enhanced Equity Dividend Trust (BDJ)

The Trust’s primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust’s investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval.

The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions to its shareholders. The Trust uses an option strategy that writes options on approximately 50-60% of its total assets.

Under normal market conditions, the Trust invests at least 80% of its total assets in dividend-paying equities and may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends.

To the extent the Trust invests in dividend-paying common stocks, BlackRock Advisors, LLC (the “Manager”) may emphasize those securities that: (i) are eligible to pay “qualified dividend” income, and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”). Long-term capital gains and qualified dividend income are currently eligible for reduced U.S. federal income tax rates for individuals. Long-term capital gains and qualified dividend income properly reported as being included in distributions of a regulated investment company (a “RIC”) to its individual shareholders are generally passed through to such shareholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations. Corporate shareholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC reports as qualifying for the dividends received deduction. Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the dividends received deduction which will, in turn, limit the tax benefit to a corporate shareholder of investing in the Trust. Corporate shareholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals, or (ii) the dividends received deduction for corporate shareholders of the Trust.

The Trust may invest up to 20% of its total assets in preferred securities.

The Trust may invest in shares of real estate investment trusts.

The Trust may invest up to 20% of its total assets in non-U.S. securities, which may include securities denominated in U.S. dollars or in foreign currencies or multinational currency units. The Trust may invest in foreign securities of emerging market issuers, but investments in such securities will not comprise more than 10% of its total assets. The Trust will consider a company a U.S. company and not a foreign company if it meets one or more of the following tests: (i) such company was organized in the United States; (ii) such company’s primary business office is in the United States; (iii) the principal trading market for such company’s assets are located in the United States; (iv) 50% or more of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from the United States.

The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

The Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for hedging and risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. The Trust will only enter into interest rate swap, cap or floor transactions with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of the Trust’s total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations.

Leverage: The Trust may also borrow funds for investment purposes and/or issue debt securities or preferred shares to purchase additional securities. These practices are known as “leverage.” The Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as the Manager may from time to time determine. The Trust may borrow in an amount up to 5% of its total assets for temporary or emergency purposes.

The Trust currently does not intend to incur indebtedness or issue preferred shares for investment purposes, except in connection with derivative instruments such as exchange listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell futures contracts and options thereon, swaps, forward foreign currency contracts and various interest rate transactions, short sales, repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies.

BlackRock Health Sciences Trust (BME)

The Trust’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. Equity derivatives in which the Trust invests as part of this non-fundamental investment policy include purchased and sold (written) call and put options on equity securities of companies in the health sciences and related industries.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	183

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

The Trust’s investment objective may be changed by the Board of Trustees without prior shareholder approval; however, the Trust will not change its policy of investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry unless it provides shareholders with notice at least 60 days prior to changing this non-fundamental policy, or unless such change was previously approved by shareholders.

Companies in the health sciences industry include health care providers as well as businesses involved in researching, developing, producing, distributing or delivering medical, dental, optical, pharmaceutical or biotechnology products, supplies, equipment or services or that provide support services to these companies. These companies also include those that own or operate health facilities and hospitals or provide related administrative, management or financial support. Other health sciences industries in which the Trust may invest include: clinical testing laboratories; diagnostics; hospital, laboratory or physician ancillary products and support services; rehabilitation services; employer health insurance management services; and vendors of goods and services specifically to companies engaged in the health sciences. BlackRock Advisors, LLC (the “Manager”) determines, in its discretion, whether a company is engaged in the health sciences and related industries.

While the Trust will invest primarily in companies providing products and services for human health, it may also invest in companies whose products or services relate to the growth or survival of animals and plants. Non-human health sciences industries include companies engaged in the development, production or distribution of products or services that: increase crop, animal and animal product yields by enhancing growth or increasing disease resistance, improve agricultural product characteristics, such as taste, appearance, nutritional content and shelf life; reduce the cost of producing agricultural products; or improve pet health.

The Trust will consider a company to be principally engaged in a health sciences or related industry if 50% or more of its revenues are derived from, or 50% or more of its assets are related to, its health sciences business. Although the Trust generally will invest in companies included in the Russell 3000® Index, the Trust may invest in equity securities of health sciences companies with any size market capitalization, including small and mid-cap health sciences companies and companies that are not included in the Russell 3000® Index.

As part of its investment strategy, the Trust employs an option strategy of writing (selling) covered call options on common stocks in its portfolio, writing other call and put options on individual common stocks and, to a lesser extent, writing call and put options on indices of health sciences securities. The Trust seeks to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. The Trust generally intends to write call and put options with respect to approximately 30% to 50% of its total assets, although this percentage may vary from time to time with market conditions.

The Trust invests primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts, of issuers engaged in the health sciences or related industries and equity interests in real estate investment trusts (“REITs”) that own hospitals. The Trust may invest in companies of any size market capitalization.

The Trust may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer. The types of preferred securities in which the Trust may invest include trust preferred securities.

The Trust may invest in convertible securities. A convertible security is a bond, debenture, note, preferred security or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.

The Trust may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.

The Trust may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments.

The Trust may invest in equity interests of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings).

The Trust may invest without limitation in securities of U.S. issuers and non-U.S. issuers located in countries throughout the world, including in developed and emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated. For purposes of the Trust, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s securities is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States.

The Trust may invest up to 20% of its total assets in other investments. These investments may include equity and debt securities of companies not engaged in the health sciences industry. Fixed-income securities in which the Trust may invest include bonds or other debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities and U.S. Government and agency securities. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold, and such securities may be of any maturity.

The Trust reserves the right to invest up to 10% of its total assets in securities rated, at the time of investment, below investment grade quality, such as those rated “Ba” or below by Moody’s Investors Service, Inc. and “BB” or below by S&P Global Ratings, or securities comparably rated by other rating agencies or in securities determined by the Manager to be of comparable quality. Such securities commonly are referred to as “high yield” or “junk” bonds.

The Trust may invest in registered investment companies in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act generally prohibits the Trust from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment companies.

184	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

In addition to the option strategies discussed above, the Trust may engage in strategic transactions to facilitate portfolio management, mitigate risks and generate total return. The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. The Trust also may purchase derivative instruments that combine features of these instruments.

In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery (“future contracts”) of securities, aggregates of securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Trust may engage in such transactions for bona fide hedging, risk management and other appropriate portfolio management purposes.

The Trust may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management unless it does so consistent with the rules of the Commodities Futures Trading Commission (the “CFTC”).

The Trust may engage in options and futures transactions on exchanges and options in the over-the-counter (“OTC”) markets.

The Trust intends to enter into options and futures transactions only with banks or dealers the Manager believes to be creditworthy at the time they enter into such transactions.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Trust.

In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and on the over-the-counter markets.

As with calls, the Trust may purchase put options on securities (whether or not it holds such securities in its portfolio), indices or future contracts. For the same purposes, the Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust’s contingent obligations on such puts are secured by designating cash or liquid assets on its books and records having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust’s assets would be required to be segregated on its books to cover its potential obligation under its hedging and other investment transactions.

The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis.

The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. The Trust will only enter into interest rate swap, cap or floor transactions with counterparties the Manager believes to be creditworthy at the time they enter into such transactions.

The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.

The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Trust may make short sales of securities for risk management, in order to maintain portfolio flexibility or to enhance income or gain. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

The Trust may invest in illiquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary market. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted investments may sell at a price lower than similar investments that are not subject to restrictions on resale.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	185

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

The Trust may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be.

The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to banks, brokers and other financial institutions.

As temporary investments, the Trust may invest in repurchase agreements. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Manager, present minimal credit risk.

The Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt securities when the Manager determines that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security. The Trust may not achieve its investment objective when it does so. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent. Short-term debt investments include U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, certificates of deposit issued against funds deposited in a bank or a savings and loan association, repurchase agreements, which involve purchases of debt securities, and commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Leverage: The Trust does not currently borrow money for investment purposes or have preferred shares outstanding, and has no present intention of borrowing money for investment purposes or issuing preferred shares in the future.

The Trust may enter into derivative transactions that have economic leverage embedded in them.

The Trust may enter into reverse repurchase agreements and “dollar roll” transactions.

BlackRock Enhanced International Dividend Trust (BGY)

The Trust’s primary investment objective is to seek current income and current gains, with a secondary objective of long-term capital appreciation. “Current gains” means gains realized from the Trust’s option strategy (described below) pursuant to which the Trust seeks to enhance monthly distributions to investors. The Trust’s investment objectives may be changed without shareholder approval.

The Trust seeks to achieve its objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to enhance current gains. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest up to 20% of its total assets in equity securities of issuers located in the United States. The Trust may invest up to 50% of its total assets in equity securities of issuers located in emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe. Equity securities in which the Trust anticipates investing include common stocks, preferred stocks, convertible securities, warrants, depositary receipts and equity interests in real estate investment trusts.

Under normal circumstances, the Trust anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, in which case the Trust would invest at least 30%) — of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the Trust considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Trust will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes, the Trust may deviate very substantially from the allocation described above.

The Trust seeks to generate current dividends and income by investing in equity securities that pay dividends. The Trust will seek income a portion of which is classified as “qualified dividend income,” which is dividend income that is eligible to be taxed at a maximum U.S. federal income tax rate of generally 20%. The lower U.S. federal tax rates generally apply to dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by both the Trust and the shareholder.

As part of its investment strategy, the Trust intends to write (sell) covered call and put options on individual common stocks, stock indices and stock sectors. The Trust may utilize over-the-counter options to a significant extent in order to employ its option strategy. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

A call option written by the Trust on a security is “covered” if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, the Trust’s custodian segregates sufficient cash or other assets determined to be liquid by the Advisors (in accordance with procedures established by the Board of Trustees (the “Board”))) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of

186	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.

A put option written by the Trust on a security is “covered” if the Trust segregates assets determined to be liquid by the Advisors (in accordance with procedures established by the Board) equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.

An index- or sector-oriented option is considered “covered” if the Trust maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the applicable basket of securities. An index or sector call option also is covered if the Trust holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. An index or sector put option also is covered if the Trust holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as “index options.”

The Trust generally intends to write covered put and call options with respect to approximately 30% to 45% of its total assets, although this percentage may vary from time to time with market conditions. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

The Trust may hold or have exposure to equity securities of issuers of any size, including small and medium capitalization companies, and to issuers in any industry or sector. The Trust will not invest 25% or more of its total assets in securities of issuers in any single industry.

The Trust may invest in the securities of smaller, less seasoned companies. The Trust also may engage in short sales of securities and may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board.

Although not intended to be a significant element in the Trust’s investment strategy, from time to time the Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices and other financial instruments, purchase and sell financial futures contracts and options thereon, engage in swaps and purchase derivative instruments that combine features of these instruments for hedging and risk management purposes or to enhance total return. The percentage limitations set herein apply at the time of investment, and the Trust will not be required to sell securities because of subsequent changes in market values.

Leverage: Although the Agreement and Declaration of Trust of the Trust provides that the Board of the Trust may authorize the Trust to issue preferred shares or incur indebtedness, the Trust currently does not intend to issue preferred shares or incur indebtedness for investment purposes.

BlackRock Resources & Commodities Strategy Trust (BCX)

The Trust’s primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its objectives by investing substantially all of its assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives. The Trust’s investment objectives are not fundamental and may be changed by the Board of Trustees of the Trust (the “Board”).

The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives. Commodities and natural resources include, without limitation, minerals, metals (including precious, industrial and rare metals), steel, agricultural products and commodities, livestock, environmental commodities, wool, ethanol, chemicals, forest products (including wood, pulp and paper), plastic, rubber, sugar, cotton, cocoa, coffee, basic materials, building materials, water, oil, gas, consumable fuel, energy and other natural resources. Commodity and natural resources companies, include, but are not limited to, companies in commodities, natural resources and energy businesses and in associated businesses and companies that provide services or have exposure to such businesses (collectively, the “Commodities and Natural Resources Sector”). These companies include, without limitation, companies engaged in the exploration, ownership, production, refinement, processing, transportation, distribution or marketing of commodities or natural resources, companies that use commodities and natural resources extensively in their products, including companies that are engaged in businesses such as integrated oil, oil and gas exploration and production, gold, metals and minerals, steel and iron ore production, aluminum and related products, energy services, and technology, metal production, forest products, including timber and related wood and paper products, chemicals, fertilizer and agricultural chemicals, building materials, coal and other consumable fuel, alternative energy sources, environmental services and agricultural products (including crop growers, owners of plantations, and companies that produce and process foods), as well as related transportation companies and equipment manufacturers. The Trust will consider a company to be a commodity or natural resources company if: (i) at least 50% of the company’s assets, income, sales or profits are committed to or derived from the Commodities and Natural Resources Sector; or (ii) a third party classification (such as (a) Standard Industry Classifications and the North American Industry Classification System, each of which is published by the Executive Office of the President, Office of Management and Budget and (b) classifications used by third party data providers including, without limitation, FactSet Research Systems Inc. and MSCI Barra), has given the company an industry or sector classification consistent with the Commodities and Natural Resources Sector.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	187

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

Equity securities held by the Trust may include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, equity interests in Canadian Royalty Trusts, and equity interests in master limited partnerships (“MLPs”). The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust’s economic exposure to securities and derivatives linked to the underlying price movements of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives (“Commodity-Related Instruments”) will not exceed 20% of its total assets. Commodity-Related Instruments may include, but will not be limited to, investments in structured notes, partnership interests, exchange-traded funds that make commodity-related or natural resources-related investments, mutual funds and strategic transactions, including futures contracts on commodities and natural resources, forward contracts on commodities and natural resources and swap contracts on commodities and natural resources.

The Trust may invest in such Commodity-Related Instruments either directly or indirectly through the BlackRock Cayman Resources & Commodities Strategy Fund, Ltd., a wholly-owned subsidiary of the Trust formed in the Cayman Islands (the “Subsidiary”). Investments in the Subsidiary are intended to provide the Trust with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Trust. The Trust may gain exposure to certain Commodity-Related Instruments and certain other commodity-related and natural resources-related investments that, if the Trust invested in such investments directly, would not produce qualifying income for purposes of the income tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, by investing in the Subsidiary. The Manager is the manager of the Subsidiary. The Subsidiary (unlike the Trust) may invest without limitation in commodity-related instruments.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Trust. As a result, the Manager, in managing the Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Trust’s Chief Compliance Officer will oversee implementation of the Subsidiary’s policies and procedures, and make periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Trust and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Trust.

The Manager will provide investment management and other services to the Subsidiary pursuant to the investment management agreement among the Manager, the Trust and the Subsidiary. The Trust and the Subsidiary will pay the Manager based on the Trust’s assets (excluding the value of the Trust’s interest in the Subsidiary) and the Subsidiary’s assets, respectively. The Subsidiary has also entered into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Trust. The financial statements of the Subsidiary are consolidated with the Trust’s financial statements in the Trust’s annul and semi-annual reports.

Although the Trust is permitted to invest up to 20% of its total assets in Commodity-Related Instruments, the Trust is not required to invest in Commodity-Related Instruments and does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust may invest in Commodity-Related Instruments (either directly or through the Subsidiary) when BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, believes it is advantageous for the Trust to do so.

While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources; therefore, the Trust does not currently intend to invest any assets in the Subsidiary.

The Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests directly or indirectly more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Trust.

The Trust may invest in companies of any market capitalization located anywhere in the world. The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets.

The Trust may invest up to 20% of its total assets in debt securities issued by companies in the Commodities and Natural Resources Sector or any type of securities issued by companies that are not in the Commodities and Natural Resources Sector.

As part of its investment strategy, the Trust may employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) covered put options and, to a lesser extent, writing (selling) covered call and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders.

In addition to the option strategies discussed above, the Trust may engage in strategic transactions for hedging purposes or to enhance total return. The Trust may also engage in short sales of securities.

The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may implement various temporary “defensive” strategies at times when the Advisors determine that conditions in the markets make pursuing the Trust’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust’s assets in U.S. Government obligations and short-term debt securities that may be either tax-exempt or taxable.

188	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

Under current market conditions, the Trust currently does not intend to engage in short sales or incur indebtedness or issue preferred shares for investment purposes, except the Trust may engage for hedging purposes, risk management, or to enhance total return, including engaging in transactions, such as options, futures, swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions , repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies, which may give rise to a form of leverage.

Unless otherwise stated herein, the Trust’s investment objectives and investment policies are non-fundamental policies and may be changed by the Board. In addition, the percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of investment, and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns.

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

The Trust’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.

The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities, Infrastructure or Power Opportunities business segments (as defined below) anywhere in the world and by employing a strategy of writing (selling) covered call and put options.

Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure or Power Opportunities business segments. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets (as described herein), and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Such companies may include, among others, electrical equipment producers (such as wind turbine manufacturers), producers of industrial and specialty chemicals (such as building insulation producers) and semi-conductor and equipment companies (such as solar panel manufacturers).

The Trust may invest in companies of any market capitalization. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. Although the Trust expects to invest primarily in companies located in developed countries, it may invest in companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds, equity interests in real estate investment trusts, Canadian Royalty Trusts and master limited partnerships (“MLPs”). The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust may invest directly in equity securities or synthetically through the use of derivatives.

The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not engaged in the Utilities, Infrastructure or Power Opportunities business segments and debt securities issued by any issuer, including up to 10% of its total assets in non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objective under these circumstances. BlackRock Advisors, LLC’s (the “Manager”) and BlackRock International Limited’s (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, determination that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 15% of the value of its total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 15% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	189

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

Unless otherwise stated herein, the Trust’s investment objective and policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.

Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objective and policies.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.

The Trust may enter into derivative transactions that have economic leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

BlackRock Science & Technology Trust II (BSTZ)

The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.

BlackRock Advisors, LLC (the “Manager”) may consider a variety of factors when choosing investments for the Trust, but expects to select companies with the potential for rapid and sustainable growth from the development, advancement and use of science and/or technology.

In addition, a variety of countries, including emerging market countries, and industries are likely to be represented in the Trust’s portfolio.

The Trust generally will sell a stock when, in the Manager’s opinion, the stock is fully valued, there is a need to rebalance the portfolio or there is a better opportunity elsewhere.

The Trust may engage in active and frequent trading of portfolio securities to seek to achieve its investment objectives.

Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology.

Science and technology companies are companies whose products, processes or services, in the Manager’s view, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. These companies include companies that, in the Manager’s view, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage, as well as companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities.

Science, technology and science- or technology-related companies may include companies operating in any industry, including, but not limited to software, internet software & services, IT services, hardware, communications equipment, semiconductors and semiconductor equipment, media, internet retail, consumer finance, life sciences tools & services, biotechnology, pharmaceuticals, energy, defense/aerospace, diversified telecom services and wireless telecom services. It is anticipated that the Trust’s investments will be focused on companies within such industries that the Manager expects will generate a majority of their revenues from the development, advancement, use or sale of new and emerging, or “next generation,” science- or technology-related products, processes or services. There is no assurance, however, that any of the Trust’s assets will be invested in such companies at any time. The Manager determines, in its discretion, whether a company is a science, technology or science- or technology-related company.

The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds (“ETFs”) and equity interests in real estate investment trusts (“REITs”) and master limited partnerships. The Trust may invest in shares of companies through initial public offerings (“IPOs”). The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “pre-IPO securities,” which are securities of new and early stage companies, often funded by venture capital, whose securities have not been offered to the public and are not publicly traded. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.

The Trust may also invest in securities of other open- or closed-end investment companies, including ETFs and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

The Trust will concentrate its investments in companies operating in one or more industries within the technology group of industries.

The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not science or technology companies and in debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.

190	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may invest in structured instruments (such as equity-linked notes) for investment purposes, as an alternative or complement to its options writing strategy or for risk management or leveraging purposes.

The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.

Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.

The Trust may enter into “dollar roll” transactions.

The Trust may enter into derivative transactions that have economic leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

BlackRock Health Sciences Trust II (BMEZ)

The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.

BlackRock Advisors, LLC (the “Manager”) believes that the knowledge and experience of its Health Sciences Team enable it to evaluate the macro environment and assess its impact on health sciences companies and the various sub-industries within the health sciences group of industries. Within this framework, the Manager identifies stocks with attractive characteristics, evaluates the use of options and provides ongoing portfolio risk management.

The top-down or macro component of the investment process is designed to assess the various interrelated macro variables affecting the health sciences group of industries as a whole. The Manager evaluates health sciences sub-industries (i.e., pharmaceuticals, biotechnology, medical devices, healthcare services, etc.). Selection of sub-industries within the health sciences group of industries is a result of both the Manager’s sub-industry analysis, as well as the Manager’s bottom-up fundamental company analysis. Risk/reward analysis is a key component of both top-down and bottom-up analysis.

Bottom-up security selection is focused on identifying companies with the most attractive characteristics within each sub-industry of the health sciences group of industries. The Manager seeks to identify companies with strong product potential, solid earnings growth and/or earnings power which are under appreciated by investors, a quality

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	191

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

management team and compelling relative and absolute valuation. The Manager believes that the knowledge and experience of its Health Sciences Team enables it to identify attractive health sciences securities.

The Manager intends to utilize option strategies that consist of writing (selling) call options on a portion of the common stocks in the Trust’s portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries. Equity derivatives in which the Trust invests as part of this non-fundamental investment policy include purchased and sold (written) call and put options on equity securities of companies in the health sciences group of industries.

The Trust will consider a company to be principally engaged in the health sciences group of industries if (i) it is classified in an industry within the health sciences group of industries by a third-party industry classification system or (ii) it is not classified in any industry by such third-party industry classification system and the Manager determines that the company is principally engaged in the health sciences group of industries.

Companies in the health sciences group of industries include health care providers as well as businesses involved in researching, developing, producing, distributing or delivering medical, dental, optical, pharmaceutical or biotechnology products, supplies, equipment or services or that provide support services to these companies. These companies also include those that own or operate health facilities and hospitals or provide related administrative, management or financial support. Other companies in the health sciences group of industries in which the Trust may invest include: clinical testing laboratories; diagnostics; hospital, laboratory or physician ancillary products and support services; rehabilitation services; employer health insurance management services; and vendors of goods and services specifically to companies engaged in the health sciences. The Trust will concentrate its investments in the health sciences group of industries.

While the Trust will invest primarily in companies providing products and services for human health, it may also invest in companies whose products or services relate to the growth or survival of animals and plants. Non-human health sciences companies include those engaged in the development, production or distribution of products or services that: increase crop, animal and animal product yields by enhancing growth or increasing disease resistance; improve agricultural product characteristics, such as taste, appearance, nutritional content and shelf life; reduce the cost of producing agricultural products; or improve pet health.

The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. The Trust will focus its investments in mid- and small-capitalization companies. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.

The Trust invests primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts, of health sciences companies and limited partnership interests in REITs that own hospitals.

The Trust may invest in shares of companies through IPOs. The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. The Trust intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”

The Trust may invest up to 20% of its total assets in other investments, including equity securities issued by companies that are not principally engaged in the health sciences group of industries and debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold, and such securities may be of any maturity.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter (“OTC”) options.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio

192	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval; however, the Trust will not change its policy of investing, under normal market conditions, at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries unless it provides shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.

Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.

The Trust may enter into “dollar roll” transactions.

The Trust may enter into derivative transactions that have economic leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

BlackRock Innovation and Growth Trust (BIGZ)

The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Trust’s investment objectives will be achieved or that the Trust’s investment program will be successful. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.

In selecting investments for the Trust, BlackRock Advisors, LLC (the “Manager”) focuses on equity securities of mid- and small-capitalization growth companies that are “innovative.” These are companies that have introduced, or are seeking to introduce, a new product or service that potentially changes the marketplace. In evaluating innovative companies, the Manager seeks to identify, using its own internal research and analysis, companies capitalizing on innovation or that are enabling the further development of the theme of innovation in the markets in which they operate.

Among other things, common criteria for innovative companies across industries may include developing new products, selling in new markets or channels, applying a new or superior technology to legacy industries, refining existing processes for efficiency, changing or pivoting business model, or creating tools that empower new breakthroughs.

In addition, the Trust seeks to invest in companies where, in the opinion of the Manager, free cash flow is likely to grow for a sustained period. Factors considered in the Manager’s analysis of a company may include 1) a large and underpenetrated addressable market, 2) a technology or service model that creates recurring demand for product, and 3) a competitive landscape that allows for stable or expanding margins. The Manager’s outlook for a company based upon these and other factors is then compared to the outlook of the company implied in the current share price of the company. The Manager looks to invest in companies where its view of future cash flows is more favorable than that which it believes is reflected by the current price.

The Manager will identify trends that have ramifications for individual companies or entire industries. Risk/reward analysis is a key component of both top-down and bottom-up analysis.

Bottom-up security selection is focused on identifying innovative companies with the most attractive growth characteristics. The Manager seeks to identify companies with strong product potential, solid earnings growth and/or earnings power which are under appreciated by investors, a quality management team and compelling relative and absolute valuation. The Manager believes that the knowledge and experience of its investment team enables it to identify attractive innovative companies.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	193

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

The Trust intends to utilize option strategies that consist of writing (selling) call options on a portion of the common stocks in its portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

The Trust will invest primarily in equity securities issued by mid- and small-capitalization companies that the Manager believes have above-average earnings growth potential.

Equity securities include common stocks, preferred stocks, convertible securities, warrants and depositary receipts, though the Trust seeks to buy primarily common stock. Although universal definitions of mid-capitalization companies and small-capitalization companies do not exist, the Trust generally defines mid-capitalization and small-capitalization companies as those companies with market capitalizations, at the time of the Trust’s investment, comparable in size to the companies in the Russell 2500™ Growth Index (between $11.8 million and $35.03 billion as of December 31, 2021). In the future, the Trust may define mid- and small-capitalization companies using a different index or classification system.

The Trust may invest in shares of companies through IPOs. The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Exchange Act. Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”

The Trust may invest up to 25% of its assets in securities of foreign companies, including companies located in emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, including uncovered call and put options, and, to a lesser extent, writing (selling) covered and uncovered call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.

The Trust may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described in this prospectus apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.

Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. The Trust is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.

The Trust is permitted to leverage its portfolio by entering into one or more credit facilities.

194	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Trust’s investment restrictions.

The Trust may enter into “dollar roll” transactions.

The Trust may enter into derivative transactions that have economic leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Risk Factors

This section contains a discussion of the general risks of investing in each Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical.

Non-Diversification Risk (BGR, BCX, BSTZ, BMEZ and BIGZ): The Trust is a non-diversified fund. Because the Trust may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Limited Term Risk (BSTZ, BMEZ and BIGZ): In accordance with the Trust’s Agreement and Declaration of Trust, the Trust intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Trust’s initial registration statement (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Trust’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including eighteen months after the initial Dissolution Date (which date shall then become the Dissolution Date). As of a date within twelve months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote, cause the Trust to conduct a tender offer to all common shareholders to purchase 100% of the then outstanding common shares of the Trust at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Trust must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Trust (the “Dissolution Threshold”). In an Eligible Tender Offer, the Trust will offer to purchase all common shares held by each common shareholder; provided that if the payment for properly tendered common shares would result in the Trust having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to dissolve on or about the Dissolution Date. If the payment for properly tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, all common shares properly tendered and not withdrawn will be purchased by the Trust pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence.

Unless the limited term provision of the Trust’s Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Trust completes an Eligible Tender Offer and converts to perpetual existence, the Trust will dissolve on or about the first business day following the Dissolution Date. The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund and thus does not seek to return its initial public offering price per common share upon dissolution. As the assets of the Trust will be liquidated in connection with its dissolution, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. In addition, as the Trust approaches the Dissolution Date, the Manager may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Trust’s investment performance. Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust. The final distribution of net assets upon dissolution may be more than, equal to or less than $20.00 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Trust’s assets returned to common shareholders upon dissolution will be impacted by decisions of the Board and the Manager regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation, and distributed the proceeds thereof to shareholders.

If the Trust conducts an Eligible Tender Offer, the Trust anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Trust. The risks related to the disposition of securities in connection with the Trust’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Trust will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Trust’s ability to achieve its investment objectives and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Trust in the investments.

Any capital gains recognized on such dispositions, as reduced by any capital losses the Trust realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	195

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

(to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. If the Trust’s tax basis for the investments sold is less than the sale proceeds, the Trust will recognize capital gains, which the Trust intends to distribute to common shareholders. In addition, the Trust’s purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders.

The purchase of common shares by the Trust pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Trust of non-tendering common shareholders. All common shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Trust’s assets resulting from payment for the tendered common shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Trust as a result of an Eligible Tender Offer may result in less investment flexibility for the Trust and may have an adverse effect on the Trust’s investment performance. Such reduction in the Trust’s assets may also cause common shares of the Trust to become thinly traded or otherwise negatively impact secondary trading of common shares. A reduction in assets, and the corresponding increase in the Trust’s expense ratio, could result in lower returns and put the Trust at a disadvantage relative to its peers and potentially cause the Trust’s common shares to trade at a wider discount, or smaller premium, to NAV than they otherwise would. Furthermore, the portfolio of the Trust following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Trust could be subject to greater risk. For example, the Trust may be required to sell its more liquid, higher quality portfolio investments to purchase common shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the common shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Trust following an Eligible Tender Offer.

The Trust is not required to conduct an Eligible Tender Offer. If the Trust conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered common shares would not result in the Trust having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Trust will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence. Thereafter, the Trust will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Trust will have a perpetual existence. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Trust have a perpetual existence. The Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining common shareholders may only be able to sell their shares at a discount to NAV.

Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the Trust. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Trust cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Common Stock Risk: Common stocks represent equity ownership in a company. Stock markets are volatile. The price of common stock will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of common stock purchased by the Trust could decline if the financial condition of the companies the Trust invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Small and Mid-Capitalization Company Risk: Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds

196	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Convertible Securities Risk (BOE, BST, BDJ, BGR, BME, BGY, BCX, BUI, BSTZ, BMEZ and BIGZ): The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Warrants Risk (BOE, BST, BGR, BME, BGY, BCX, BUI, BSTZ, BMEZ and BIGZ): If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Depositary Receipts Risk (BOE, BST, BGR, BME, BGY, BCX, BUI, BSTZ, BMEZ and BIGZ): Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Trust to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

REIT Investment Risk (BOE, BST, BDJ, BME, BGY, BUI, BSTZ and BMEZ): Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

Master Limited Partnerships Risk (BST, BGR, BCX, BUI and BSTZ): The common units of a master limited partnership (“MLP”) are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Canadian Royalty Trust Risk (BGR, BCX and BUI): Canadian Royalty Trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

Initial Public Offerings (“IPOs”) Risk (BOE, BST, BME, BSTZ, BMEZ and BIGZ): The Trust may invest in shares of companies through IPOs. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

Investments in Unseasoned Companies (BOE, BDJ, BME, BGY, BCX, BSTZ, BMEZ and BIGZ): The Trust may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Trust may invest may be start-up companies which may have insubstantial operational or earnings histories or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Trust may invest. Further, an unseasoned company is more at risk of loss in an adverse market due to its lack of financial resources and ability to sustain itself for an extended period of time in such a market.

Dividend-Paying Equity Securities Risk (BOE, CII, BDJ and BGY): Dividends on common equity securities that the Trust may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Trust invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Trust’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Trust’s investments in these securities will necessarily reduce the volatility of the Trust’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Investment Style Risk: Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Trust is out of favor, the Trust may underperform other equity funds that use different investment styles.

Risks Associated with the Trust’s Options Strategy: The ability of the Trust to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns is partially dependent on the successful implementation of its options strategy. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	197

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

•

Risks of Writing Options — As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Trust writes covered calls over more of its portfolio, the Trust’s ability to benefit from capital appreciation becomes more limited.

If the Trust writes call options on individual securities or index call options that include securities, in each case, that are not in the Trust’s portfolio or that are not in the same proportion as securities in the Trust’s portfolio, the Trust will experience loss, which theoretically could be unlimited, if the value of the individual security, index or basket of securities appreciates above the exercise price of the index option written by the Trust.

When the Trust writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust’s potential gain in writing a put option is limited to the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

•

Exchange-Listed Options Risks — There can be no assurance that a liquid market will exist when the Trust seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).

•

Over-the-Counter Options Risk — The Trust may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the OCC. In addition, the Trust’s ability to terminate OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

•

Index Options Risk — The Trust may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option.

•

Limitation on Options Writing Risk — The number of call options the Trust can write is limited by the total assets the Trust holds. Furthermore, the Trust’s exchange- listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities, if any, on which such options are traded and cleared.

•

Tax Risk — Income on options on individual stocks will generally not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Trust’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Trust is exercised, the Trust may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security. In general, distributions received by shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from its options writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Index options will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the index option on that date and the adjusted basis of the index option. The adjusted basis of the index option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to index options will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its U.S. federal income tax distribution requirements.

Debt Securities Risk (BOE, BST, BGR, BME, BCX, BUI, BSTZ and BMEZ): Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

198	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.

To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Junk Bonds Risk (BOE, BST, BGR, BME, BCX, BUI, BSTZ and BMEZ): Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

U. S. Government Obligations Risk (CII, BME, BCX, BUI, BSTZ and BMEZ): Certain securities in which the Trust may invest, including securities issued by certain U. S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Structured Products Risk (BST, BME, BCX, BSTZ and BMEZ): Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	199

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

•

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Trust with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Trust. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trust will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

•

The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•

The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

Foreign Currency Transactions Risk (BGR, BDJ, BME and BCX): The Trust may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Trust to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Concentration Risk (BST, BGR, BME, BCX, BSTZ and BMEZ): The Trust’s strategy of concentrating a particular industry means that its performance will be closely tied to the performance of a particular market segment. The Trust’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Trust than on a fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Science and Technology Risk (BST and BSTZ): The Trust’s investments in science and technology companies expose the Trust to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Trust’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

200	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

Health Sciences and Healthcare Companies Risk (BME and BMEZ): The Trust’s investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

Energy Sector Risk (BGR): The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations and energy conservation efforts. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. In 2020, the energy sector has experienced increased volatility. In particular, significant market volatility occurred and is continuing in the crude oil markets as well as the oil futures markets, which resulted in the market price of the front month futures contract falling fell below zero for a period of time.

Energy and Natural Resources Risk (BCX): The Trust’s investments in energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Trust cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Commodities Related Investments Risk (BCX): Exposure to the commodities markets may subject the Trust to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Commodities Market Risk (BCX): Stocks of companies engaged in commodities related industries, such as energy or natural resources companies, are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Trust cannot control) and these companies may lack the resources and the broad business lines to weather hard times.

Risks of Investing in Utilities, Infrastructure and Power Opportunities Issuers (BUI): Investments in issuers in the Utilities, Infrastructure and Power Opportunities business segments are subject to certain risks, including the following, among others:

•

Utilities Companies Risk — A variety of factors may adversely affect the business or operations of Utilities issuers, including, but not limited to: high interest costs in connection with capital construction and improvement programs; governmental regulation of rates charged to customers (including the potential that costs incurred by the utility change more rapidly than the rate the utility is permitted to charge its customers); costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with reduced availability of certain types of fuel; the effects of energy conservation policies; effects of a national energy policy; technological innovations; potential impact of terrorist activities; the impact of natural or man-made disasters; regulation by various governmental authorities, including the imposition of special tariffs; and changes in tax laws, regulatory policies and accounting standards.

•

Infrastructure Companies Risk — Infrastructure issuers may be susceptible to a variety of factors that may adversely affect their business and operations, including, but not limited to: high interest costs in connection with capital construction programs; high leverage; costs associated with environmental and other regulations; surplus capacity costs; and reduced investment in public and private infrastructure projects. A slowdown in new infrastructure projects in developing or developed markets may constrain the abilities of Infrastructure issuers to grow in global markets. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of developing countries, may reduce demand for products or services provided by Infrastructure issuers.

•

Power Opportunities Companies Risk — A variety of factors may adversely affect the business or operations of Power Opportunities issuers, including, but not limited to: research and development costs related to new technologies; the success or failure of efforts to develop or implement new or existing technologies; government regulation (including environmental regulation); world events and economic conditions, the cyclical nature of the energy sector; intense competition; events relating to domestic and international political developments; energy conservation; environmental costs and liabilities; and the success of exploration projects.

Innovative Securities Risk (BIGZ): There can be no assurance that a company identified as innovative by the Manager will ultimately introduce a new product or service or that such product or service may not be significantly delayed.

Supply and Demand Risk (BGR): A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy and natural resources companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy and natural resources companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk (BGR): Many energy and natural resources companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	201

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy and natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Commodity Pricing Risk (BGR): The operations and financial performance of energy and natural resources companies may be directly affected by energy commodity prices, especially those energy and natural resources companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy and natural resources companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy and natural resources companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Leverage Risk: The Trust utilizes leverage for investment purposes by entering into reverse repurchase agreements, derivative instruments with leverage embedded in then and dollar rolls, as applicable. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Reverse Repurchase Agreements Risk (BST, BDJ, BME, BCX, BUI, BSTZ, BMEZ and BIGZ): Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (BST, BME, BSTZ, BMEZ and BIGZ): Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk (BDJ, BME, BCX, BSTZ and BMEZ): When-issued and delayed delivery securities and forward commitments involve the risk that the security the Trust buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Trust may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Short Sales Risk (BST, BDJ, BGY, BCX, BUI, BSTZ and BMEZ): Because making short sales in securities that it does not own exposes the Trust to the risks associated with those securities, such short sales involve speculative exposure risk. The Trust will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the security sold short.

Repurchase Agreements and Purchase and Sale Contracts Risk (BDJ, BME, BCX, BSTZ and BMEZ): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.

Risks Associated with Private Company Investments (BST, BSTZ, BMEZ and BIGZ): Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Manager may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Trust invests. There is risk that the Trust may invest on the basis of incomplete or inaccurate information, which may adversely affect the Trust’s investment performance. Private companies in which the Trust may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their

202	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Trust’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Trust may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Trust will be able to realize the value of private company investments in a timely manner.

•

Late-Stage Private Companies Risk (BMEZ and BIGZ) — Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Trust may not be able to sell such investments when the Manager deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Trust from selling its shares of these companies for a period of time. See “Illiquid Investments Risk.” Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.

•

Pre-IPO Securities Risk (BSTZ) — Investments in pre-IPO securities involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Issuers of pre-IPO securities may not have established products, experienced management or earnings history. The Trust may not be able to sell such investments when the Manager deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Trust from selling its shares of these companies for a period of time. See “Illiquid Investments Risk.” Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect an issuer of pre-IPO securities and delay or prevent such an issuer from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk (BST, BME, BCX, BUI, BSTZ, BMEZ and BIGZ): Subject to the limitations set forth in the 1940 Act and the rules thereunder, the Trust may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.

Subsidiary Risk (BCX): By investing in the Subsidiary, the Trust is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Trust and are subject to the same risks that apply to similar investments if held directly by the Trust (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted, is not subject to all the investor protections of the 1940 Act. However, the Trust wholly owns and controls the Subsidiary, and the Trust and the Subsidiary are both managed by Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Trust and its shareholders. The Board has oversight responsibility for the investment activities of the Trust, including its investment in the Subsidiary, and the Trust’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Trust and/or the Subsidiary to operate as described and could adversely affect the Trust.

Securities Lending Risk (BST, BDJ, BME, BGY, BCX, BUI, BSTZ, BMEZ and BIGZ): Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Trust may lose money and there may be a delay in recovering the loaned securities. The Trust could also lose money if it does not

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	203

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Trust.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

204	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Automatic Dividend Reinvestment Plan

Pursuant to BGR, CII, BDJ, BOE, BGY, BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BGR, CII, BDJ, BOE, BGY, BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BMEZ, BIGZ, BST and BSTZ that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in BGR, CII, BDJ, BOE, BGY, BME, BME, BCX and BUI that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	205

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 102 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 102 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 102 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 104 Portfolios	None

206	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	73 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	73 RICs consisting of 102 Portfolios	The Boeing Company since 2021.

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 102 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 104 Portfolios	None

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 104 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	207

Trustee and Officer Information  (continued)

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

208	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Trustee of the Trusts. Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Trustee of the Trusts.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Trustees of the Trusts.

Effective June 1, 2021, BIGZ’s portfolio managers are William Broadbent, Chris Accettella, Kyle McClements,Phil Ruvinsky and Misha Lozovik. Mr. Lozovik has been a Director at BlackRock since 2016.

Effective June 30, 2021, BDJ’s portfolio managers are Chris Accettella, Kyle McClements,Tony DeSpirito and David Zhao.

Effective January 12, 2022, BOE’s and BGY’s portfolio managers are Chris Accettella, Kyle McClements, Olivia Treharne and Molly Greenen. Ms. Greenen has been a Director at BlackRock since 2013.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	209

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2021 for shareholders of record on June 1, 2021, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class II Trustees as follows:

	J. Phillip Holloman		Catherine A. Lynch		Karen P. Robards		Frank J. Fabozzi

Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BDJ	145,255,580	3,024,757	143,013,134	5,267,203	142,726,811	5,553,526	141,670,128	6,610,209
BGR	22,572,169	593,643	21,885,262	1,280,550	21,864,973	1,300,839	21,877,626	1,288,186
BOE	54,287,333	1,911,524	47,446,660	8,752,197	47,438,891	8,759,966	47,439,479	8,759,378
BME	9,999,927	240,549	10,068,651	171,825	10,051,707	188,769	9,995,120	245,356
BGY	88,956,905	3,056,844	82,535,090	9,478,659	82,499,383	9,514,366	82,438,739	9,575,010
BCX	71,367,846	895,473	68,639,415	3,623,904	68,522,990	3,740,329	68,558,704	3,704,615
BUI	15,766,378	357,718	15,756,893	367,203	15,762,216	361,880	15,750,302	373,794
BST	20,051,987	328,993	20,131,461	249,519	20,123,060	257,920	20,070,487	310,493

For the Trusts listed above,Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Stayce Harris, R. Glenn Hubbard, John M. Perlowski and W. Carl Kester. Lorenzo A. Flores was appointed as a Trustee effective July 30, 2021.

Shareholders elected the Class II Trustees as follows:

	R. Glenn Hubbard		W. Carl Kester		John M. Perlowski		Karen P. Robards

Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BSTZ	68,592,567	1,189,461	68,625,689	1,156,339	68,688,739	1,093,289	68,714,043	1,067,985
BMEZ	102,094,639	1,405,121	102,046,888	1,452,872	102,083,689	1,416,071	102,168,627	1,331,133
CII	28,130,521	8,874,582	35,436,253	1,568,850	35,663,369	1,341,734	28,009,282	8,995,821

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Stayce Harris, J. Phillip Holloman, Catherine A. Lynch and Frank J. Fabozzi. Lorenzo A. Flores was appointed as a Trustee effective July 30, 2021.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

210	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

The distributions paid by a Trust for any particular month may be more or less than the amount of net investment income earned by a Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trusts, other than BME, BST and BUI, do not make available copies of their Statements of Additional Information because the Trusts’ shares, other than BME, BST and BUI, are not continuously offered, which means that the Statement of Additional Information of each Trust, other than BME, BST and BUI, has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

BME’s, BST’s and BUI’s Statements of Additional Information include additional information about the Board and are available, without charge upon request by calling (800)882-0052.

The following information is a summary of certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BME, BST and BUI only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BME, BST and BUI only, prospectuses, are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including for BME, BST and BUI only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

A D D I T I O N A L I N F O R M A T I O N	211

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, BME, BST and BUI may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, BME, BST and BUI may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BME’s, BST’s and BUI’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BME, BST and BUI to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

212	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Distributor

BlackRock Investments, LLC(b)

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BGR, BOE, BGY, BCX and BUI.
(b)	For BME, BST and BUI.

A D D I T I O N A L I N F O R M A T I O N	213

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LP	Limited Partnership

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SAB	Special Assessment Bonds

214	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com    |     800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK9-12/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Energy and Resources Trust	$36,158	$37,230	$207	$0	$16,200	$16,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Energy and Resources Trust	$16,407	$16,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock, Alastair Bishop, Managing Director at BlackRock and Mark Hume, Director at BlackRock. Messrs. McClements, Accettella, Bishop and Hume are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. McClements and Accettella have been members of the Fund’s portfolio management team since 2012. Messrs. Bishop and Hume have been members of the Fund’s portfolio management team since 2015 and 2018, respectively.

Portfolio Manager	Biography
Kyle G. McClements, CFA	Managing Director of BlackRock since 2009; Director of BlackRock from 2006 to 2008; Vice President of BlackRock in 2005; Vice President of State Street Research & Management from 2004 to 2005.
Christopher Accettella	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2005 to 2008.
Alastair Bishop	Managing Director of BlackRock since 2019; Director of BlackRock from 2010 to 2018.
Mark Hume	Director of BlackRock since September 2017; Portfolio Manager at Colonial First State Global Asset Management from 2010 to 2017; Senior Director of Bank of America Merrill Lynch from 2008 to 2010.

(a)(2) As of December 31, 2021:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kyle McClements, CFA	12	7	0	0	0	0
	$18.86 Billion	$1.36 Billion	$0	$0	$0	$0
Christopher Accettella	12	4	0	0	0	0
	$18.86 Billion	$742.2 Million	$0	$0	$0	$0
Alastair Bishop	7	14	3	0	1	0
	$4.27 Billion	$13.69 Billion	$30.32 Million	$0	$4.30 Million	$0
Mark Hume	1	2	0	0	0	0
	$198.6 Million	$2.51 Billion	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Bishop and Hume may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bishop and Hume may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2021:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2021.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Messrs. Bishop and Hume

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: Bloomberg Commodity Index Total Return; FTSE Gold Mines Index (Gross Total Return); FTSE Gold Mining Index - expressed in JPY; FTSE Gold Mining Index - GBP Price; LIBOR 3 Month Index; MSCI 10/40 DW Energy (Net); MSCI ACWI Metals & Mining 30% Buffer 10/40 (1994) GBP Net TR; MSCI ACWI Metals & Mining 30% Buffer 10/40 (1994)

USD Net TR; MSCI World Energy Net Daily TR Index; NYSE Arca Gold Miners Index EUR Net Total Return; S&P Global Natural Resources Index; S&P Global Natural Resources Index - In GBP; S&P Global Natural Resources Net Return.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation - Messrs. Accettella and McClements

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.    Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of some funds, other accounts or strategies may not be measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock.    The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Accettella and McClements are eligible to participate in these plans.

United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 10% and 15% of eligible pay capped at £160,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Bishop and Hume are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2021.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Kyle G. McClements, CFA	$100,001 - $500,000
Christopher Accettella	$10,001 - $50,000
Alastair Bishop	$50,001 - $100,000
Mark Hume	$10,001 - $50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Energy and Resources Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Energy and Resources Trust

Date: February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Energy and Resources Trust

Date: February 24, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Energy and Resources Trust

Date: February 24, 2022